UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1.	Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

Litman Gregory Masters High Income Alternatives Fund

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Litman Gregory Masters Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Litman Gregory Masters Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.mastersfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Litman Gregory Masters Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-960-0188.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Litman Gregory Masters Funds, you can call 800-960-0188. Your election to receive reports in paper will apply to all funds held with the Litman Gregory Masters Funds or your financial intermediary.

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund and High Income Alternatives Fund

The Alternative Strategies Fund and the High Income Alternatives Fund were created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The five managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, these funds don’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 18% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

The Litman Gregory Masters High Income Alternatives Fund Concept

The High Income Alternatives Fund is a multi-managed fund created to include multiple types of income producing investments that could improve returns and diversify risks while playing an important strategic role in navigating interest rate and credit cycles.

We partnered with skilled, experienced managers running differentiated strategies. Each offers access to alternative sources of income that clients may otherwise not own, or to which they may be under-allocated. We seek to generate a high level of income with an eye toward capital preservation—meaning that we don’t want to chase high income without consideration for valuations and risk.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International Funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•

We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Litman Gregory Masters Alternative Strategies Fund’s Sharpe ratio ranked 1 out of 110 in its Peer Group, US OE Multialternative Morningstar Category from 10/1/2011 to 6/30/2019. Past performance is no guarantee of future results.

See pages 8, 15, and 24 for each fund’s top contributors. See pages 9, 17, and 25 for each fund’s portfolio composition. See pages 37, and 92 for the Alternative Strategies Fund and High Income Alternatives Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the Masters Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 142 for index definitions. You cannot invest directly in an index.

Please see page 144 for industry definitions.

Fund’s Performance	3

Litman Gregory Masters Funds’ Performance

			Average Annual Total Returns
Institutional Class Performance as of 6/30/2019	Three- Month	Year-to- Date	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	4.44%	19.11%	4.46%	12.87%	7.96%	13.25%	6.95%	8.19%
Russell 3000 Index	4.10%	18.71%	8.98%	14.02%	10.19%	14.67%	8.88%	8.38%
Morningstar Large Blend Category Average	3.83%	17.23%	8.09%	12.59%	8.38%	12.65%	7.48%	6.96%
Gross Expense Ratio: 1.29% Net Expense Ratio as of 4/30/19: 1.17%

Litman Gregory Masters International Fund (12/1/97)	2.11%	18.08%	-5.04%	7.09%	-0.58%	5.55%	5.67%	6.75%
MSCI ACWI ex-U.S. Index	2.98%	13.60%	1.29%	9.39%	2.16%	6.54%	5.85%	5.18%
MSCI EAFE Index	3.68%	14.03%	1.08%	9.11%	2.25%	6.90%	5.35%	4.81%
Morningstar Foreign Large Blend Category Average	2.96%	13.48%	-0.08%	8.05%	1.93%	6.45%	5.00%	3.98%
Gross Expense Ratio: 1.33% Net Expense Ratio as of 4/30/19: 1.09%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	3.58%	21.31%	3.04%	11.81%	2.71%	12.16%	6.45%	8.03%
Russell 2000 Index	2.10%	16.98%	-3.31%	12.30%	7.06%	13.45%	8.15%	9.57%
Morningstar Small Blend Category Average	2.06%	15.71%	-4.09%	9.98%	5.33%	12.32%	7.39%	8.85%
Gross Expense Ratio: 1.80% Net Expense Ratio as of 4/30/19: 1.38%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	1.83%	5.85%	3.92%	4.12%	2.81%	n/a	n/a	4.74%
3-Month LIBOR	0.70%	1.42%	2.59%	1.65%	1.12%	n/a	n/a	0.85%
Bloomberg Barclays Aggregate Bond Index	3.08%	6.11%	7.87%	2.31%	2.95%	n/a	n/a	2.82%
Morningstar Multialternative Category Average	1.10%	5.17%	1.43%	2.23%	0.76%	n/a	n/a	1.76%
HFRX Global Hedge Fund Index	1.58%	4.22%	-1.95%	2.12%	-0.11%	n/a	n/a	1.39%
Russell 1000 Index	4.25%	18.84%	10.02%	14.15%	10.45%	n/a	n/a	15.51%
Total Net Operating Expenses[1] as of 4/30/19: 1.54%
Gross Expense Ratio as of 4/30/19: 1.64%

Litman Gregory Masters High Income Alternatives Fund (9/28/2018)	1.51%	5.70%	n/a	n/a	n/a	n/a	n/a	2.45%
Bloomberg Barclays Aggregate Bond Index	3.08%	6.11%	n/a	n/a	n/a	n/a	n/a	7.85%
ICE BofAML U.S. High Yield TR USD Index	2.57%	10.16%	n/a	n/a	n/a	n/a	n/a	5.05%
HFRX Fixed Income - Credit Index	1.55%	2.88%	n/a	n/a	n/a	n/a	n/a	-0.25%
Total Net Operating Expenses[2] as of 4/30/19: 1.70%
Gross Expense Ratio as of 4/30/19: 2.06%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2019. There are contractual fee waivers in effect through 4/30/2020.

1  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2020. The total operating expense includes Interest and Dividend expenses of 0.07%, which are not typical operating expenses. Net Operating Expenses (%) Exclusive of 0.07 Dividend & Interest Expense: MASFX: 1.47

4	Litman Gregory Funds Trust

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2020. The total operating expense includes Acquired Fund Fees and Expenses of 0.72%, which are not typical operating expenses. Net Operating Expenses (%) Exclusive of 0.72 Acquired Fund Fees & Expenses: MAHIX: 0.98

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Fund Summary	5

Dear Fellow Shareholder,

The first half of 2019 saw robust gains across most asset classes, but it certainly wasn’t a smooth ride. Global stock markets got a jump start on the year thanks to progress in U.S.-China trade negotiations and a newly “patient” Fed, but an abrupt breakdown in the trade talks (announced via Presidential tweet) spurred a sharp market selloff in May. Then in June, stock markets shook off their swoon, rebounding on expectations of Fed rate cuts later in the year and (tentative) signs of re-engagement on the U.S.-China trade front.

The S&P 500 index hit a new high near the end of June, shooting up 7.1% for the month—its best June since 1955. The index was up 4.3% for the second quarter, and a remarkable 18.5% for the first six months of the year—the market’s best first half in 22 years.

Developed international stocks gained 5.9% in June, 3.7% for the second quarter, and 14.0% for the year to date. European stocks have done a bit better, gaining 15.6% on the year so far. In April, the “Brexit can” was kicked down the road at least until October 31, but the risk of a disruptive “no-deal” exit remains. Emerging-market (EM) stocks posted a first-half gain of 10.58%. The dollar was roughly flat versus EM and developed market currencies over the six-month period.

In the bond markets, the 10-year Treasury yield continued to plunge from its multi-year high of 3.2% last October, dipping below 2% following the Federal Reserve’s June meeting. This was a near three-year low, and among its lowest levels ever. The 10-year yield ended the month at 2.0%. Bond prices rise as yields fall, driving the core bond index to an impressive 6.1% return so far this year. High-yield bonds gained an even more impressive 10.2%.

For the first half of the year, all five of the Litman Gregory Masters funds had strong performance. The Litman Gregory Masters International Fund gained 18.08%, outperforming the MSCI ACWI ex USA Index, which was up 13.60%. The Litman Gregory Masters Equity Fund gained 19.11%, ahead of the S&P 500 Index’s 18.54% return and the Russell 3000 Index’s 18.71% return. The Litman Gregory Masters Smaller Companies Fund gained 21.31%, outperforming the 16.98% gain of the Russell 2000 Index. The Litman Gregory Masters Alternative Strategies Fund returned 5.85%, compared to a 1.42% return for 3-month LIBOR and a 5.17% return for the Morningstar Multialternative category. Finally, our newest fund, the Litman Gregory High Income Alternatives Fund rose 5.70%, compared to a 6.11% gain for the Bloomberg Barclays U.S. Aggregate Bond Index and 10.16% for the BofA Merrill Lynch US High Yield Cash Pay Index.

We believe the Litman Gregory Masters Funds can perform a valuable role within a diversified investment portfolio. Each of the Masters Funds is sub-advised by a group of highly disciplined, experienced, and skilled investors who we believe can outperform their benchmark over a market cycle. On our three equity funds, each manager runs a distinctive, concentrated, high-conviction stock portfolio, with the objective to materially outperform their respective market index over the long term. Our Alternative Strategies Fund can serve as a core, lower-risk, all-weather holding that provides access to proven managers and strategies, differentiated sources of return, and beneficial diversification relative to traditional stock and bond investments. The High Income Alternatives Fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income and comparable to high-yield bonds, but with lower volatility and downside risk than high-yield due to the fund’s diversified sources of return and manager strategy flexibility.

As always, we thank you for your confidence in the Litman Gregory Masters Funds. Our commitment and confidence are reflected in the collective personal investments in the funds by Litman Gregory principals, employees, and the funds’ trustees of over $20 million, as of June 30, 2019.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

6	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Review

The Litman Gregory Masters Equity Fund returned 19.11% for the first half of 2019, ahead of the 18.71% return for the fund’s Russell 3000 Index benchmark, and ahead of the 17.23% return for the Morningstar Large Blend category. Since the fund’s inception on December 31, 1996, the fund’s 8.19% annualized return is in line with the benchmark and is well ahead of its peer group’s 6.96% return.

Performance as of 6/30/2019
			Average Annual Total Returns
	Three Month	Year-to- Date	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional (12/31/96)	4.44%	19.11%	4.46%	12.87%	7.96%	13.25%	6.95%	8.19%
Russell 3000 Index	4.10%	18.71%	8.98%	14.02%	10.19%	14.67%	8.88%	8.38%
Morningstar Large Blend Category*	3.83%	17.23%	8.09%	12.59%	8.38%	12.65%	7.48%	6.96%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2019, the gross and net expense ratios for the Institutional Class were 1.29% and 1.17%, respectively. There are contractual fee waivers in effect through April 30, 2020.

Performance of Managers

Of the fund’s seven sub-advisors, six outperformed their respective benchmarks in the first half of 2019 and one underperformed. The performance of the sub-advisors ranged from 11.01% to 23.95%. (Returns are net of sub-advisor management fees.) Outperformance was broad-based and not specific to any style—value, blend, and growth managers all posted strong relative returns.

Key Performance Drivers

Over the first six months of 2019, stock selection drove relative outperformance, while sector allocation had a small negative effect on returns. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

The fund’s health care sector was a leading contributor to relative performance in the period due to both sector-allocation and stock-selection effects. The health care sector was the worst performing sector in the benchmark over the last six months, though it was up nearly 10%. The fund’s underweight to the sector (7.52% compared to 14.00% in the Russell 3000 index) was thus a positive for relative performance. Stock selection was also strong. A top contributor was Cerner, a leading health care software and services company owned by the team at FMI. Cerner’s stock price was helped by the involvement of an activist investor (Starboard Value). While still a holding, Cerner was trimmed. FMI says they are comfortable with the existing position size but if the stock continues to advance faster than the fundamentals of the business, they will sell it.

Not all health care stocks added value during the first half of 2019, however. One of the fund’s larger detractors in the sector was Regeneron Pharmaceuticals, which is owned by Sands Capital and Bill Nygren of Harris Associates. Shares were pressured by potential competition for one of Regeneron’s core assets, EYLEA, a treatment for age-related macular degeneration. The FDA granted a competitor (Novartis) priority review status for a treatment that could come to market by the end of this year. Frank Sands, Jr. and Mike Sramek of Sands Capital say the EYLEA competition fears are nothing new, and that they continue to find the fears overblown given that no competitive drug has produced superior data required to disrupt EYLEA’s leadership position in ophthalmology. While EYLEA is a key asset and driver of current revenue, both sub-advisors note Regeneron’s innovative R&D platform and pipeline of treatments. Nygren says Regeneron continues to diversify its portfolio beyond EYLEA and is seeing increased sales from other products.

The fund’s largest sector overweight at the end of the June is to financials (20.95% compared to 13.62% in the Russell 3000 Index). Capital One Financial is owned by Nygren, as well as Chris Davis and Danton Goei of Davis Advisors. The stock was a top contributor over the first half of the year. Nygren says Capital One’s first quarter earnings report was viewed more positively after a fourth quarter earnings release that fell short of market expectations. Credit card (+2%), auto (+3%), and commercial (+8%) loan balances all increased, driving 3% growth in net revenues. In June, the company’s adjusted capital plan was approved following the Federal Reserve’s Comprehensive Capital Analysis and Review, including a share repurchase authorization of up to $2.2 billion over the next four quarters while maintaining its $0.40 quarterly dividend. Overall, Nygren believes Capital One is a well-managed company with a strong capital base that is trading at a discount to his perception of its intrinsic value.

Fund Summary	7

The fund benefited from Amazon.com’s 26.08% first-half return. The e-commerce giant is the fund’s third largest holding at quarter-end. Amazon is owned by the teams at Sands Capital and Davis Advisors. Davis says the success of Amazon as an online retailer is clear, dominating the large and expanding market in the United States and staying very competitive in other geographies. They believe many investors underestimate that Amazon Web Services (AWS) may ultimately be larger and more profitable than the company’s extremely successful retail business. Sands expects AWS will be a key player in the paradigm shift towards shared infrastructure services. Furthermore, Davis contends that Amazon’s earnings power can expand beyond its traditional profit model such that search and advertising revenues should grow substantially given the company’s widespread usage as a search tool for merchandise of all kinds.

Nordstrom, the high-end department store, was among the leading detractors in the trailing six months. Nordstrom is owned by Dick Weiss of Wells Capital Management. In the year leading up to the purchase, the stock underperformed the market by 20% and the broader retail group by 18% as the industry experienced a pullback in fashion spending and spending on women’s apparel. Weiss says Nordstrom was in the middle of a business model transformation toward a more robust omni-channel customer experience. After meeting with management, Weiss purchased Nordstrom in May under the premise that recent cost cutting initiatives should position the company for better earnings growth than is implied in the valuation once the top-line revenue begins to exceed expectations. While the stock has underperformed over the short period that stock has been in the portfolio, he remains confident management’s ability to execute in the retail market.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2019
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Visa Inc. Class A	3.07	0.96	31.97	0.97	Information Technology
Amazon.com Inc.	3.34	2.56	26.08	0.86	Consumer Discretionary
Netflix Inc.	2.51	0.52	37.23	0.80	Communication Services
ServiceNow Inc.	1.73	0.15	54.21	0.79	Information Technology
TE Connectivity	2.71	0.00	27.99	0.76	Information Technology
Capital One Financial Corp.	2.92	0.14	21.19	0.62	Financials
Hilton Worldwide Hldgs.	1.69	0.08	36.59	0.60	Consumer Discretionary
Cerner Corp.	1.26	0.07	40.13	0.50	Health Care
Ally Financial Inc.	1.23	0.04	38.44	0.45	Financials
ManpowerGroup Inc.	0.85	0.02	50.97	0.40	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2019
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Qurate Retail Inc.	0.73	0.03	-36.53	-0.35	Consumer Discretionary
Mylan NV	0.41	0.05	-27.85	-0.24	Health Care
Regeneron Pharmaceuticals Inc.	0.96	0.11	-16.20	-0.21	Health Care
Nordstrom Inc	0.19	0.02	-18.12	-0.15	Consumer Discretionary
Global Eagle Entertainment Inc.	0.08	0.00	-70.85	-0.10	Communication Services
Henkel AG & Co. KGaA	1.01	0.00	-4.09	-0.05	Consumer Staples
Markel Corp.	0.30	0.05	-2.67	-0.03	Financials
Thor Industries Inc.	0.53	0.01	-0.70	-0.01	Consumer Discretionary
Cal Maine Foods Inc.	0.08	0.00	-1.65	-0.01	Consumer Staples
Lindsay Corp.	0.12	0.00	-3.74	-0.01	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

8	Litman Gregory Funds Trust

Portfolio Mix

The Equity Fund portfolio is the result of seven bottom-up stock-pickers with diverse investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- or underweights. As of midyear, the fund was more than seven percentage points overweight to the financials sector (21.0% vs. 13.6%) and underweight to the health care and information technology sectors (underweight by 6.5% and 6.1%, respectively).

Fund positioning typically doesn’t shift meaningfully over a six-month period. At the sector level, the largest change is an almost five-percentage-point decrease to financials. However, even after the decrease, this remains the fund’s largest sector overweight. The fund’s market-cap dispersion also remained unchanged from the beginning for the year. Jumbo and large-cap stocks make up roughly 59% of the portfolio, while mid- and smaller-sized companies collectively account for approximately 34% of assets. The fund’s weighted-average market cap stands at $164.8 billion at the end of June, while its median market cap is $34.4 billion. Foreign holdings account for approximately 15% of the portfolio, which is virtually unchanged from the start of the year.

By Sector

	Sector Allocation
	Fund as of 6/30/19	Fund as of 12/31/18	Russell 3000 as of 6/30/19
Communication Services	13.1%	12.1%	9.1%
Consumer Discretionary	16.1%	17.2%	10.4%
Consumer Staples	3.0%	3.8%	6.5%
Energy	3.0%	3.1%	4.7%
Finance	21.0%	25.6%	13.6%
Health Care & Pharmaceuticals	7.5%	7.3%	14.0%
Industrials	11.9%	11.2%	10.2%
Information Technology	15.3%	16.5%	21.4%
Materials	1.4%	1.5%	3.0%
Real Estate	1.5%	0.9%	3.9%
Utilities	0.0%	0.0%	3.2%
Cash Equivalents & Other	6.2%	0.8%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Fund Summary	9

Closing Thoughts

We believe the Equity Fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. We continue to expect the fund to be successful relative to its benchmark and peers over complete market cycles.

10	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to June 30, 2019 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	11

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited)

Shares		Value

COMMON STOCKS: 93.8%

Communication Services: 13.1%
9,940	Alphabet, Inc. - Class A*	$10,763,032
4,891	Alphabet, Inc. - Class C*	5,286,731
46,600	CBS Corp. - Class B Non Voting	2,325,340
8,100	Charter Communications, Inc. - Class A*	3,200,958
12,925	Facebook, Inc. - Class A*	2,494,525
157,655	Global Eagle Entertainment, Inc.*	102,476
12,000	MultiChoice Group Ltd. - ADR*	113,280
60,000	Naspers Ltd. - Class N, ADR	2,905,800
19,975	Netflix, Inc.*	7,337,217
13,700	Spotify Technology S.A.*	2,003,214
48,800	Tencent Holdings Ltd.	2,202,946

		38,735,519

Consumer Discretionary: 16.1%
37,455	Alibaba Group Holding Ltd. - ADR*	6,346,750
5,260	Amazon.com, Inc.*	9,960,494
22,700	Dollar General Corp.	3,068,132
148,308	Fiat Chrysler Automobiles N.V.	2,049,617
124,600	General Motors Co.	4,800,838
58,900	Hilton Worldwide Holdings, Inc.	5,756,886
37,300	Lear Corp.	5,194,771
61,200	Nordstrom, Inc.	1,949,832
124,000	Qurate Retail, Inc.*	1,536,360
19,750	Royal Caribbean Cruises Ltd.	2,393,897
26,450	Thor Industries, Inc.	1,546,002
58,000	TJX Cos., Inc. (The)	3,067,040

		47,670,619

Consumer Staples: 3.0%
24,907	Cal-Maine Foods, Inc.	1,039,120
63,500	Conagra Brands, Inc.	1,684,020
29,400	Henkel AG & Co. KGaA	2,700,601
32,300	Monster Beverage Corp.*	2,061,709
9,347	Sanderson Farms, Inc.	1,276,427

		8,761,877

Energy: 3.0%
91,420	Apache Corp.	2,648,437
22,400	Concho Resources, Inc.	2,311,232
122,000	Parsley Energy, Inc. - Class A*	2,319,220
130,400	US Silica Holdings, Inc.	1,667,816

		8,946,705

Financials: 21.0%
114,000	Ally Financial, Inc.	3,532,860
47,500	American International Group, Inc.	2,530,800
57,975	Bank of New York Mellon Corp. (The)	2,559,596
22	Berkshire Hathaway, Inc. - Class A*	7,003,700
20,750	Berkshire Hathaway, Inc. - Class B*	4,423,278
48,250	Blackstone Group L.P. (The)	2,143,265
100,860	Capital One Financial Corp.	9,152,036
28,319	Charles Schwab Corp. (The)	1,138,141
47,300	Citigroup, Inc.	3,312,419
8,100	Fairfax Financial Holdings Ltd.	3,966,732
20,300	HDFC Bank Ltd. - ADR	2,639,812
17,630	JPMorgan Chase & Co.	1,971,034
27,875	MetLife, Inc.	1,384,551
13,432	Northern Trust Corp.	1,208,880
39,800	Pinnacle Financial Partners, Inc.	2,287,704
13,145	Reinsurance Group of America, Inc.	2,051,014

Shares		Value

Financials (continued)
10,489	Travelers Cos., Inc. (The)	$1,568,315
34,230	Unum Group	1,148,417
57,040	US Bancorp	2,988,896
109,480	Wells Fargo & Co.	5,180,594

		62,192,044

Health Care: 7.5%
19,200	Alexion Pharmaceuticals, Inc.*	2,514,816
39,000	Cerner Corp.	2,858,700
22,134	DENTSPLY SIRONA, Inc.	1,291,740
7,925	Illumina, Inc.*	2,917,589
90,000	Mylan N.V.*	1,713,600
29,000	Quest Diagnostics, Inc.	2,952,490
12,575	Regeneron Pharmaceuticals, Inc.*	3,935,975
20,718	Smith & Nephew Plc - ADR	902,062
13,200	UnitedHealth Group, Inc.	3,220,932

		22,307,904

Industrials: 11.9%
13,691	3M Co.	2,373,198
70,000	American Airlines Group, Inc.	2,282,700
68,400	Arconic, Inc.	1,766,088
21,100	Carlisle Cos., Inc.	2,962,651
45,700	CH Robinson Worldwide, Inc.	3,854,795
48,000	Ferguson Plc*	3,414,161
260,000	General Electric Co.	2,730,000
21,500	Honeywell International, Inc.	3,753,685
37,717	Knight-Swift Transportation Holdings, Inc.	1,238,626
11,904	Lindsay Corp.	978,628
23,400	ManpowerGroup, Inc.	2,260,440
72,000	Southwest Airlines Co.	3,656,160
31,180	United Technologies Corp.	4,059,636

		35,330,768

Information Technology: 15.3%
12,300	Accenture Plc - Class A	2,272,671
13,325	Amphenol Corp. - Class A	1,278,400
26,000	DXC Technology Co.	1,433,900
91,100	Marvell Technology Group Ltd.	2,174,557
81,300	NCR Corp.*	2,528,430
31,948	Nuance Communications, Inc.*	510,210
7,936	Red Hat, Inc.*	1,490,063
26,100	salesforce.com, Inc.*	3,960,153
19,700	ServiceNow, Inc.*	5,409,029
91,500	TE Connectivity Ltd.	8,763,870
56,685	Visa, Inc. - Class A	9,837,682
17,150	Workday, Inc. - Class A*	3,525,697
24,000	Zendesk, Inc.*	2,136,720

		45,321,382

Materials: 1.4%
45,400	Agnico Eagle Mines Ltd.	2,326,296
34,000	Nutrien Ltd.	1,817,640

		4,143,936

Real Estate: 1.5%
57,000	CBRE Group, Inc. - Class A*	2,924,100
51,448	Equity Commonwealth	1,673,089

		4,597,189

TOTAL COMMON STOCKS (Cost $190,824,660)		278,007,943

The accompanying notes are an integral part of these financial statements.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 6.3%

REPURCHASE AGREEMENTS : 6.3%
$18,714,000	Fixed Income Clearing Corp. 0.500%, 6/28/2019, due 07/01/2019 [collateral: par value $18,445,000, U.S. Treasury Note, 2.375%, due 05/15/2027, value $19,110,518] (proceeds $18,714,780)	$18,714,000

TOTAL SHORT-TERM INVESTMENTS (Cost $18,714,000)		18,714,000

TOTAL INVESTMENTS (Cost: $209,538,660): 100.1%		296,721,943

Liabilities in Excess of Other Assets: (0.1)%		(382,426)

NET ASSETS: 100.0%		$296,339,517

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

Litman Gregory Masters International Fund Review

Litman Gregory Masters International Fund rose 18.08% in the first half of 2019, outperforming its primary benchmark, the MSCI ACWI ex. U.S. Index, which was up 13.60%. The MSCI EAFE Index, an index that does not include emerging markets, gained 14.03% for the same period. The Morningstar Foreign Large Blend category was up 13.48% through the first half of 2019.

The long-term relative performance of the fund remains strong. Since its inception on December 1, 1997, the International Fund has returned 6.75%, annualized, compared to the MSCI ACWI ex. U.S. Index return of 5.18%, the MSCI EAFE Index return of 4.81%, and Morningstar Foreign Large Blend category return of 3.98%.

Performance as of 6/30/2019
			Average Annual Total Returns
	Three Month Return	Year-to- Date	One Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional Class (12/1/1997)	2.11%	18.08%	-5.04%	7.09%	-0.58%	5.55%	5.67%	6.75%
MSCI ACWI (ex- U.S.) Index	2.98%	13.60%	1.29%	9.39%	2.16%	6.54%	5.85%	5.18%
MSCI EAFE Index	3.68%	14.03%	1.08%	9.11%	2.25%	6.90%	5.35%	4.81%
Morningstar Foreign Large Blend Category Average	2.96%	13.48%	-0.08%	8.05%	1.93%	6.45%	5.00%	3.98%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2019, the gross and net expense ratios for the Institutional Class were 1.33% and 1.09%, respectively. There are contractual fee waivers in effect through April 30, 2019.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Performance of Managers

In the first half of 2019, four out of the five sub-advisors outperformed their respective benchmarks. Performance of the five sub-advisors ranged from 8.47% to 27.79% (net of sub-advisor fees). Each sub-advisor has a different investment style and approach and manages a concentrated portfolio of eight to 15 stocks, so we expect their performance to be very different from underlying benchmarks, particularly over the short term. Given their mandate, our performance assessment is based on how they have done over five years and longer periods. Of the five sub-advisors, three have been on the fund for at least five years and all are currently outperforming their benchmarks (net of their fees) since their respective inception dates.

Key Performance Drivers

It is important to understand that the portfolio is built stock-by-stock, so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

Stock selection was the main driver behind the fund’s outperformance in the first six months of 2019. Stock selection was the strongest in the communications services sector, where the fund has the largest sector overweight (14.9% compared to 6.8% in the MSCI ACWI ex. U.S. Index).

Overall sector allocation slightly detracted from performance in the first six months of 2019. The fund’s overweight to the communications services sector was a slight negative for the period. No other sector had a notable positive or negative allocation effect. Regionally, the fund’s overweight to Europe ex-UK and its underweight to Japan together contributed modestly to relative performance. Stock selection in Europe was responsible for more than half of the outperformance due to stocks such as Informa (discussed below), Vivendi, and OCI—these are the top three holdings in the fund.

14	Litman Gregory Funds Trust

Top 10 Individual Contributors as of the Six Months Ended June 30, 2019
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Informa PLC	4.73	0.07	34.92	1.46	United Kingdom	Communication Services
OCI NV	4.12	0.01	35.03	1.44	Netherlands	Materials
JD.com Inc. ADR	2.17	0.09	44.72	1.08	China	Consumer Discretionary
ASML Holding NV ADR	2.42	0.38	35.36	0.90	Netherlands	Information Technology
Teekay Lng Partners LP MLP	3.24	0.00	31.00	0.83	Bermuda	Energy
Frontline Ltd.	2.00	0.00	44.67	0.82	Bermuda	Energy
Vivendi SA	5.15	0.15	15.53	0.78	France	Communication Services
SoftBank Group Corp.	1.44	0.40	44.30	0.73	Japan	Communication Services
CNH Industrial NV	3.65	0.06	16.58	0.73	Netherlands	Industrials
Israel Discount Bank Ltd. Class A	2.27	0.00	32.96	0.72	Israel	Financials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2019
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Grupo Televisa SAB	0.73	0.03	-32.28	-0.32	Mexico	Communication Services
EasyJet PLC	1.44	0.00	-13.76	-0.27	United Kingdom	Industrials
Scorpio Bulkers Inc.	0.85	0.00	-16.10	-0.17	Monaco	Industrials
Japan Tobacco Inc.	1.85	0.13	-4.45	-0.13	Japan	Consumer Staples
SK Hynix Inc	0.88	0.18	-7.97	-0.11	Korea	Information Technology
Square Enix Holdings Co. Ltd.	0.59	0.00	-5.08	-0.09	Japan	Consumer Discretionary
Borr Drilling Ltd.	0.39	0.00	-26.08	-0.09	Norway	Energy
Ryanair Holdings PLC	0.85	0.00	-9.95	-0.09	Ireland	Industrials
B2 Holding ASA	0.30	0.00	-19.31	-0.04	Norway	Financials
Bombardier Inc. B	0.21	0.02	-7.06	-0.03	Canada	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The top contributor was Informa. The UK-based business information, academic publishing, and exhibitions group was up about 35% during the first half of the year. Pictet attributes Informa’s strong performance to investors better appreciating the synergies of its recent UBM acquisition, and more importantly a more balanced view on the impact of the economic slowdown and trade wars on its business model. Given Informa’s increasing exposure to China and the United States, an impending slowdown gave some market observers cause for concern. This fear created an opportunity for the Pictet team to add to their Informa position on price weakness earlier this year. They believe Informa’s business model (specifically, publishing and exhibition) is very resilient—high profitability, low capital intensity, and taxation allows for very strong and growing free cash flow generation—whilst at the same time it has the opportunity to grow and further consolidate its position in a relatively large and fragmented end market.

OCI (a Netherlands-based fertilizer producer) was also up 35% in the first half of 2019 and remains a holding in the portfolio. OCI is a top-five global nitrogen fertilizer producer with additional attractively positioned operations in the chemicals space. According to Thornburg’s Vin Walden, the company has modern, low cost assets, and strong management that’s aligned with investors. The Thornburg team expects to see a positive inflection in OCI’s cash-flow generation following an investment cycle that increased its capacity and improved its low-cost leadership, in what Walden believes to be an improving supply-demand environment for the industry. Higher free cash flow should allow the company to de-lever its balance sheet, pay dividends, and/or further consolidate the industry. The company trades at an attractive valuation relative to its normalized cash earnings prospects several years forward.

Another positive contributor was Frontline, a $1.4 billion market cap owner and operator of crude tanker vessels with a fleet of 66 vessels, of which 47 are owned. Frontline has one of the youngest, modern fleets among its peers with an average age of 4.3 years. It is controlled by John Fredriksen (48% stake), a proven value creator in the shipping industry. Frontline’s stock was up 44.7% for the first six months of 2019 due to a number of factors. During the first six months of the year, incremental oil demand continued to be strong with the United States becoming a top-four global exporter with current exports amounting to almost 3 million barrels per day.

Fund Summary	15

In fact, as David Marcus of Evermore observes, the United States was a net exporter of seaborne crude in February 2019, marking the first time in over 70 years it was a net exporter. With the United States becoming a net long crude exporter, crude tanker operators (especially Frontline) are the beneficiaries of longer ton miles as underscored by the increasing long-haul Atlantic basin exports. In addition, the new IMO 2020 global sulphur content cap regulation (that will go into effect in January 2020) will lead to longer trade routes, require additional crude runs, and increase floating storage demand as refineries demand specific grades of fuel to refine into low-sulphur compliant fuel. This will also greatly benefit Frontline.

Finally, the scrapping of older vessels accelerated during the first half of the year, with the current run rate on track to reach one of the highest levels in the last 20 years. The new IMO 2020 regulation has put increased pressure on older vessel operators, especially those with fleets older than 15 years old. Marcus believes there will be additional scrapping of these older vessels, which will therefore reduce overall capacity. Increased demand plus reduced supply should equate to significantly higher day rates and revenues for Frontline’s fleet and a revaluation of its underlying assets.

Among the detractors, Grupo Televisa, a Mexican media company, was down over 30% in the first half of the year. While operating results met Harris Associates’ expectations, investors appear to be disappointed with Grupo’s decision to not spin off their cable business. Harris Associates does not view this spin-off to have a material impact on shareholder returns, so are not concerned. Cyclically, the current macro environment has been challenging for the company, with the Mexican government, an important customer for the company, lowering its advertising spending relative to a year ago. Over the long term, Harris continues to believe Grupo will benefit from its strong position as a producer of Spanish-speaking content. The Mexican market remains underpenetrated and represents a relatively young demographic that’s seeing its wealth increase at a healthy rate. In addition, the company owns its distribution, which serves as a competitive advantage and helps it save on distribution costs.

Japan Tobacco, a one percentage point weighting in the fund, was another detractor during the first half of the year. The two most important markets for the company are Japan and Russia. In Japan, for the combustible part of the business (i.e., regular cigarettes that people light), Pictet continues to see positive pricing that have surpassed their initial expectations. On the non-combustible side, the company’s Ploomtech product has yet to meet their expectations. Pictet remains optimistic on the outlook for their new Ploom + product though and will closely observe its launch and uptake later this year. More worrying is Russia—a long time significant driver of pricing for the portfolio, the market has seen significant down trading to lower priced cigarettes the past couple of years. Based on recent disclosures by Japan Tobacco management, Pictet now believes this pricing trend may continue. In light of these changes in their investment thesis, Pictet reduced its weighting in the stock. They continue to maintain a relatively small position in Japan Tobacco given it remains a compelling risk-reward from here, trading at a nine percentage point normalized free-cash flow yield per Pictet’s estimate for what’s a relatively stable business (so absolutely its attractive) and it stacks up well relative to other ideas they could own.

In the past six months or so, the fund has seen two airline stocks added: Ryanair (by Mark Little of Lazard Asset Management) and easyJet (Walden at Thornburg). Interestingly, both were bought around the same time and they broadly share the same thesis. Ryanair was hurt by shorter-term/cyclical factors such as weak demand due to Brexit. Lazard’s Mark Little notes Ryanair enjoys superior profitability versus its peers and yet barely traded above the value of its fleet at the time of purchase. easyJet, according to Walden, is a well-entrenched operator in high density airports in Europe where capacity is not easy to expand. Given airports are regulated and cannot raise prices on carriers, the economic benefits of scarce capacity and steady growth in demand for air travel accrue to incumbents like easyJet and Ryanair. easyJet is a strong operator—keeps costs low, service basic, with high utilization of its planes—and was profitable through the Great Financial Crisis, according to Walden. It was trading close to the liquidation value of its young fleet at the time of purchase.

Portfolio Mix

The Litman Gregory Masters International Fund is built bottom-up, stock by stock, with an explicit mandate for the managers to own no more than 15 of their highest-conviction ideas and to ignore short-term performance in pursuit of superior long-term returns. Given this mandate, managers will invest very differently from the fund’s benchmark allocations. We believe this is key to generating excess returns. If managers were unwilling to look much different than the benchmark, we wouldn’t expect to achieve returns much different from the benchmark.

Over the last six months the overall portfolio mix is largely unchanged. There were no dramatic shifts in sector or regional weights. A few things worth noting:

•

The fund has an overweight to the communications services sector (14.85% vs. 6.77% for the benchmark) and industrials (18.40% vs. 11.48%). The two airline stocks mentioned above fall within the industrial category. The fund is underweight health care (1.69% vs 8.13%).

•

The largest sector weighting at 21.37% is to the financial sector. This is in line with the benchmark’s weighting to this sector. Business models within this sector are diverse. The fund has positions in traditional financial institutions like Lloyds Bank, BNP Paribas, and Credit Suisse. Also in this sector is a publicly traded private equity firm (Aurelius Equity Opportunities), a Nordic debt collection company (B2 Holding), and Netherlands-based insurance company NN Group.

•

The fund’s exposure to European-domiciled companies remains its largest overweight relative to the index. It stands at 65.8% at the end of June, only a couple percentage points lower than from the start of the year.

16	Litman Gregory Funds Trust

•	The fund continues to be underweight to Asian-domiciled companies.

•	Emerging-market stocks made up 7.68% of the fund as of June 30, an allocation that has risen slightly from year-end.

•

The fund’s market-cap exposure did not change materially over the past six months. Its allocation to large-caps (defined as market cap greater than $15 billion) stood at 45.16%, mid-caps ($5.5 billion to $15 billion) 26.85%, and small-caps (less than $5.5 billion market cap) 26.79%. The fund’s sub-advisors continue to provide good exposure to small- to mid-cap stocks where we believe market inefficiencies are relatively high and where odds of adding value from stock-picking are higher.

•	As of the end of June, the fund had 3.0% of its foreign currency exposure hedged back to the U.S. dollar.

By Sector

	Sector Allocation
	Fund as of 6/30/19	Fund as of 12/31/18	iShares MSCI ACWI ex- U.S. as of 6/30/19
Communication Services	14.8%	15.5%	6.8%
Consumer Discretionary	15.0%	16.4%	11.2%
Consumer Staples	6.8%	8.2%	9.2%
Energy	6.1%	4.8%	6.7%
Finance	21.4%	20.7%	21.0%
Health Care & Pharmaceuticals	1.7%	3.1%	8.1%
Industrials	18.4%	17.9%	11.5%
Information Technology	6.1%	3.6%	8.1%
Materials	6.9%	5.9%	7.4%
Real Estate	1.5%	1.3%	3.3%
Utilities	0.0%	0.0%	3.2%
Cash Equivalents & Other	1.3%	2.6%	3.5%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 6/30/19	Fund as of 12/31/18	iShares MSCI ACWI ex- U.S. as of 6/30/19
Africa	1.1%	1.3%	1.6%
Australia/New Zealand	1.1%	0.7%	4.8%
Asia (ex Japan)	11.4%	12.4%	20.8%
Japan	12.2%	8.4%	15.7%
Western Europe & UK	65.8%	67.6%	41.4%
Latin America	0.6%	0.9%	3.2%
North America	3.9%	4.0%	7.9%
Middle East	2.6%	2.1%	1.1%
Cash Equivalents & Other	1.3%	2.6%	3.5%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Fund Summary	17

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	20.00%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	20.00%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	20.00%	All sizes	Blend/Relative Value	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	20.00%	All sizes	Blend	MSCI EAFE Index
Vinson Walden	Thornburg Investment Management, Inc.	20.00%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to June 30, 2019 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

18	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited)

Shares		Value

COMMON STOCKS: 98.7%

Australia: 1.2%
1,857,075	Incitec Pivot Ltd.	$4,443,777

Austria: 1.1%
182,400	S&T AG	4,249,378

Belgium: 1.7%
322,449	Fagron(a)	6,550,369

Bermuda: 5.8%
1,137,779	Frontline Ltd.*	9,102,232
955,581	Teekay LNG Partners L.P.	13,473,692

		22,575,924

Canada: 3.2%
555,500	Bombardier, Inc. - Class B*	933,542
239,800	CAE, Inc.	6,449,743
92,679	Nutrien Ltd.	4,959,257

		12,342,542

China: 2.1%
274,647	JD.com, Inc. - ADR*	8,319,058

Denmark: 2.4%
68,989	Carlsberg A/S - Class B	9,152,160

Finland: 2.2%
181,856	Sampo Oyj - Class A	8,585,686

France: 12.0%
199,000	BNP Paribas S.A.	9,471,844
1,780,983	Bollore S.A.	7,861,571
58,528	Safran S.A.	8,579,589
747,185	Vivendi S.A.	20,601,887

		46,514,891

Germany: 5.0%
17,035	Allianz SE	4,107,321
140,672	AURELIUS Equity Opportunities SE & Co. KGaA*	6,686,640
156,850	Daimler AG	8,729,432

		19,523,393

Hong Kong: 6.8%
767,500	CK Hutchison Holdings Ltd.	7,552,013
4,720,537	MGM China Holdings Ltd.	8,041,342
3,699,000	New World Development Co. Ltd.	5,764,723
2,284,592	Wynn Macau Ltd.	5,133,232

		26,491,310

Ireland: 0.9%
52,200	Ryanair Holdings Plc - ADR*	3,348,108

Israel: 2.6%
2,498,092	Israel Discount Bank Ltd. - Class A	10,207,421

Japan: 12.2%
136,500	Asahi Group Holdings Ltd.	6,149,136
72,800	Hoshizaki Corp.	5,411,579
179,300	Japan Tobacco, Inc.	3,961,103
366,148	Nexon Co. Ltd.*	5,313,901
97,392	Pan Pacific International Holdings Corp.	6,188,320
85,800	SoftBank Group Corp.	4,133,252
181,800	Square Enix Holdings Co. Ltd.	5,839,654

Shares		Value

Japan (continued)
62,100	Toyota Motor Corp.	$3,858,573
214,315	Universal Entertainment Corp.	6,402,225

		47,257,743

Mexico: 0.6%
272,846	Grupo Televisa SAB - ADR	2,302,820

Monaco: 0.9%
719,963	Scorpio Bulkers, Inc.	3,311,830

Netherlands: 14.3%
47,326	ASML Holding N.V.	9,898,232
1,538,491	CNH Industrial N.V.	15,743,076
113,846	EXOR N.V.	7,959,018
106,101	NN Group N.V.	4,273,124
634,880	OCI N.V.*	17,436,383

		55,309,833

Norway: 0.5%
775,805	B2Holding ASA	856,696
126,418	Borr Drilling Ltd.*	1,229,026

		2,085,722

Russia: 1.4%
3,728,830	Moscow Exchange MICEX-RTS PJSC	5,324,629

South Africa: 1.1%
17,780	Naspers Ltd. - Class N	4,300,665

South Korea: 2.5%
45,060	NAVER Corp.	4,448,326
85,000	SK Hynix, Inc.	5,120,326

		9,568,652

Spain: 1.0%
1,023,255	Codere S.A.*(a)(b)	3,755,706

Sweden: 0.9%
131,998	Modern Times Group MTG AB - Class B*	1,478,259
90,573	Nordic Entertainment Group AB - Class B	2,129,013

		3,607,272

Switzerland: 5.2%
24,605	Cie Financiere Richemont S.A.	2,089,181
671,360	Credit Suisse Group AG*	8,059,018
600,621	IWG Plc	2,604,882
130,892	Julius Baer Group Ltd.*	5,841,623
11,405	Kuehne & Nagel International AG	1,693,772

		20,288,476

United Kingdom: 10.4%
122,471	Coca-Cola European Partners Plc	6,820,961
7,411	Diageo Plc	319,199
420,800	easyJet Plc	5,100,302
1,659,576	Informa Plc	17,621,372
14,725,043	Lloyds Banking Group Plc	10,605,800

		40,467,634

United States: 0.7%
333,287	Genco Shipping & Trading Ltd.*	2,812,942

TOTAL COMMON STOCKS (Cost $354,359,031)		382,697,941

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	19

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 2.4%

REPURCHASE AGREEMENTS : 2.4%
$9,344,000	Fixed Income Clearing Corp. 0.500%, 6/28/2019, due 07/01/2019 [collateral: par value $9,210,000, U.S. Treasury Note, 2.375%, due 05/15/2027, value $9,542,308] (proceeds $9,344,389)	$9,344,000

TOTAL SHORT-TERM INVESTMENTS (Cost $9,344,000)		9,344,000

TOTAL INVESTMENTS (Cost: $363,703,031): 101.1%		392,041,941

Liabilities in Excess of Other Assets: (1.1)%		(4,204,535)

NET ASSETS: 100.0%		$387,837,406

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
PJSC	Public Joint-Stock Company
*	Non-Income Producing Security.
(a)	Illiquid securities at June 30, 2019, at which time the aggregate value of these illiquid securities is $10,306,075 or 2.7% of net assets.
(b)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
EUR	Euro
GBP	British Pound

The accompanying notes are an integral part of these financial statements.

20	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2019 (Unaudited)

At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2019	Fund Delivering	U.S. $ Value at June 30, 2019	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	7/10/2019	GBP	$1,251,866	USD	$1,250,398	$1,468	$—
	7/10/2019	USD	6,021,094	GBP	5,833,531	187,563	—
	8/15/2019	USD	5,336,857	EUR	5,383,823	—	(46,966)
	12/18/2019	USD	1,525,266	CHF	1,551,946	—	(26,680)

			$14,135,083		$14,019,698	$189,031	$(73,646)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	21

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund returned 21.31% for the first half of 2019, finishing the period well ahead of the 16.98% gain for the Russell 2000 Index benchmark, and 15.71% return for the Morningstar Small Blend category.

Performance as of 6/30/2019
			Average Annual Total Returns
	Three Month	Year-to- Date	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	3.58%	21.31%	3.04%	11.81%	2.71%	12.16%	8.03%
Russell 2000 Index	2.10%	16.98%	-3.31%	12.30%	7.06%	13.45%	9.57%
Morningstar Small Blend Category	2.06%	15.71%	-4.09%	9.98%	5.33%	12.32%	8.85%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2019, the gross and net expense ratios for the Smaller Companies Fund were 1.80% and 1.38%, respectively. There are contractual fee waivers in effect through April 30, 2020.

Performance of Managers

In the six-month period, two of the fund’s three sub-advisors meaningfully outperformed their benchmarks, while one lagged. Jeff Bronchick of Cove Street gained 30.04% in the first half of the year, while Mark Dickherber and Shaun Nicholson of SBH returned 21.87%, with both value teams outperforming the 13.47% return of the Russell 2000 Value Index. Dick Weiss of Wells Capital gained 13.66%, which lagged the 16.98% return for his Russell 2000 benchmark. (Manager returns are net of sub-advisory management fees.)

Longer term, Weiss, who has been on this fund since its June 2003 inception, is outperforming by a wide margin, beating the benchmark by more than two percentage points, annualized, over the 16-year period. Bronchick is outperforming over his 11 years on the fund with a 6.02% annualized return, compared to 5.20% for the Russell 2000 Value. The fund’s newest manager, SBH, has been on the fund for just over two years. Over that period, the team widely outperformed their Russell 2000 Value benchmark, posting an annualized return of 12.84% versus 2.98% for the Russell 2000 Value benchmark.

Key Performance Drivers

In the first half of 2019, stock selection drove performance, while sector selection had a negligible impact on performance. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the overall sector level, industrials, information technology, and consumer staples were the largest contributors. The industrials sector was the leading contributor to relative performance due primarily to strong stock selection. One of the best-performing industrial stocks in the six-month period was Great Lakes Dredge & Dock, which SBH added to the portfolio late last year. Dickherber and Nicholson say the company’s new CEO has moved aggressively and with full support of the Board to drive improvement in capital allocation. This has allowed the company to take advantage of a very healthy dredging market, resulting in rapid improvement in return on invested capital (ROIC) and cash flows. The stock gained 66.77% in the period, and the co-managers believe the stock’s valuation has started to price in the improvements, so they have trimmed the position fairly aggressively. They expect positive trends to continue for the company and will be watching closely for increases in valuation, which would likely push them to exit the position if/when the market fully reflects the positive trends.

Steelcase, a commercial furniture manufacturer owned by Weiss, is a recently added industrials company. The stock was added to the portfolio in March by Weiss. Prior to being purchased in the portfolio, disappointing quarterly results resulted in a stock-price decline, which Weiss viewed as a significant over-reaction. Weiss believed some of management’s commentary was misunderstood by the market. A meeting with company management reinforced his view as he believed the business was at an inflection point on both revenue and earnings because of an innovation-focused culture and remediating the issues that plagued the company’s European operations. Given the stock’s attractive valuation and a positive meeting with company management, he added the stock to the portfolio. Shares have performed well driven by improved investor sentiment and multiple expansion.

Information Technology was another sector with strong contributions from stock picking. One of the biggest contributors was ViaSat, a provider of satellite communications and defense encryption services. Bronchick points out that the market has increasingly

22	Litman Gregory Funds Trust

appreciated the success of the company’s new second-generation satellite in capturing revenue across terrestrial broadband, commercial airlines and defense services. Continued penetration into airborne services for the military and government are providing excellent high margin growth to the government segment and generating additional wins for future deployments. Bronchick continues to see this as a long-term compounder driven by technological moats that its competitors cannot surmount in the short or medium-term as well as the company’s continued buildout of a global satellite constellation. Given the stock’s 37.1% gain in the period, he has been trimming the position.

MAM Software Group is a provider of software applications to tire store chains, auto warehouse distributors and auto parts stores. The company demonstrated that their long-standing plans for the rollout of their new ERP (enterprise resource planning) software system for the Goodyear dealership network are moving forward. The Goodyear opportunity could nearly double the company’s recurring revenue profile, building an excellent base for additional revenue and customer expansion upon which MAM can continue to build its niche software solutions. The stock was up nearly 28.5% in the period, and Bronchick’s research indicates that additional upside exists both on an organic basis and in terms of the private market value for the company in an acquisition scenario.

NCR is a company that SBH believes has a multi-year ROIC improvement opportunity, driven by an entirely new management team that is changing the culture, focusing the business and removing costs. Their investment thesis has not changed over the last six months. The current risk/reward remains attractive as the improved execution under the new management team has not driven a re-rating of the multiple on a relative basis. NCR outperformed the Russell 2000 Value Technology benchmark in the first half of the year due primarily to generating earnings that met expectations versus very negative sentiment at the end of 2018. During the first half of 2019, there were two reports that private equity firms were interested in acquiring the company and this initially caused the shares to spike. Prior to the end of the second quarter, an article stated that potential private equity buyers were no longer interested. While SBH believes this rumor factored into performance during the quarter, by quarter end, any speculation was no longer reflected in the price. Rather, NCR’s relative performance reflected the new team’s better operating consistency versus very low expectations entering the year. SBH did trim the position as a result of the market rumor.

Not all technology stocks were winners in the period. GTT Communications is a provider of cloud networking services and broadband connectivity to multinational enterprises and government customers, declined almost 9% in the first half of the year. Bronchick initiated a position in late 2017 but built his position during the second quarter of this year after a material decline in the stock price. Increasing margins, due to owning physical infrastructure assets, combined with a low capital intensity service/integration business create an interesting hybrid model that is poised to grow well in a world of ever-expanding international interconnectedness. A large purchase of European infrastructure has given the Company new markets and fixed assets that are hard to replicate but has also created a financially leveraged firm. Bronchick’s research indicates that while prior growth expectations were out of line with the underlying reality of GTT’s business mix, the current valuation implies zero to negative organic growth, providing a healthy margin of safety at the current valuation. With their debt maturities not occurring for five years, he sees no impending liquidity issues and continues to hold the stock.

Within Consumer Staples, Hain Celestial, owned by SBH continues to execute and their confidence has increased in the new management team. While the benefits of the turnaround could take a few years to be fully realized, SBH is already seeing signs of the improvement in focus, including ROIC specifically being incorporated at the board level. SBH has spoken to the management team as well as to one of the board members, and remains excited about the prospects. They trimmed the position when they felt the stock got a little ahead of itself near $24. SBH would add to their position, all things equal, about 10% lower or if they saw improved ROIC sooner than expected without a commensurate stock price adjustment higher.

Treehouse Foods continues to execute as expected. SBH’s confidence in management is high, though not as high as in HAIN. This is due to the fact that Treehouse has not fully “overhauled” its management team. SBH believes the recent pull back in the share price was due to the market’s disappointment in not seeing larger asset sales thus far this year; however, they still expect to see more sale activity by the end of the second half. SBH’s hurdle to own more of Treehouse is also higher (they have trimmed it a couple times near or above $60 since initiating a position last year closer to $50) and thus their decision to add more will be based on seeing more progress not just on the ROIC front, but also on changes in the management team.

Fund Summary	23

Top 10 Individual Contributors as of the Six Months Ended June 30, 2019
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Avid Technology Inc.	2.57	0.01	92.00	2.62	Information Technology
Viasat Inc.	5.46	0.22	37.10	2.59	Information Technology
The Hain Celestial Group Inc	3.96	0.00	38.08	1.44	Consumer Staples
Innophos Holdings Inc.	5.37	0.03	22.47	1.34	Materials
Gardner Denver Holdings Inc.	1.93	0.00	69.19	1.21	Industrials
MAM Software Group Inc.	3.78	0.00	28.48	1.16	Information Technology
Great Lakes Dredge + Dock Co.	1.62	0.03	66.77	1.13	Industrials
Compass Minerals International Inc.	3.50	0.09	35.46	1.11	Materials
NCR Corp.	3.14	0.00	34.75	1.06	Information Technology
Avis Budget Group Inc.	1.88	0.10	56.41	0.96	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2019
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Millicom International Cellular SA	3.80	0.00	-10.50	-0.47	Communication Services
American Eagle Outfitters Inc.	0.08	0.16	-5.16	-0.09	Consumer Discretionary
Qurate Retail Inc.	1.40	0.00	-35.25	-0.89	Consumer Discretionary
Urban Outfitters Inc.	0.84	0.00	-23.02	-0.41	Consumer Discretionary
OrthoFix Medical Inc.	2.00	0.05	0.74	-0.03	Health Care
Wesco Aircraft Holdings Inc.	0.16	0.02	-0.98	0.00	Industrials
CommVault Systems Inc.	1.65	0.12	-16.03	-0.29	Information Technology
FireEye Inc.	0.26	0.00	-4.14	-0.03	Information Technology
GTT Communications Inc.	0.78	0.06	-8.54	-0.24	Information Technology
Norbord Inc.	0.91	0.00	-5.90	-0.09	Materials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is typically the case given its high active share (over 98%), the Litman Gregory Masters Smaller Companies Fund portfolio’s exposures are quite different from its Russell 2000 Index benchmark. It is common for the fund to have meaningful sector over- and underweights. For example, at 6/30/2019 the fund was nearly 10 percentage points overweight to the materials sector (13.5% vs. 3.7%), and meaningfully underweight the financials sector (4.9% vs. 17.6%).

At the sector level, the largest change was a 4.3 percentage point decrease to information technology, while health care increased by 3%. The fund’s cash allocation increased modestly to 9.9% at midyear. The fund’s weighted average market capitalization decreased marginally from $2.9 billion at the beginning of the year to $2.5 billion at the end of the period.

The fund remains sufficiently diversified by investment style across the three managers. With 43 stocks, we believe the portfolio is well-diversified in terms of holdings and sector exposures.

We believe the Smaller Companies Fund comprises an eclectic mix of highly skilled, disciplined and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. We continue to expect the fund to be successful relative to its benchmark and peers over complete market cycles.

24	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 6/30/19	Fund as of 12/31/18	Russell 2000 Index as of 6/30/19
Communication Services	4.0%	5.1%	3.0%
Consumer Discretionary	6.5%	7.3%	11.7%
Consumer Staples	7.4%	6.1%	2.7%
Energy	1.8%	1.7%	3.3%
Finance	4.9%	5.2%	17.6%
Health Care & Pharmaceuticals	9.0%	6.2%	15.9%
Industrials	21.6%	22.4%	15.3%
Information Technology	18.9%	23.1%	15.3%
Materials	13.5%	11.4%	3.8%
Real Estate	2.5%	2.1%	7.5%
Utilities	0.0%	0.0%	3.9%
Cash Equivalents & Other	9.9%	9.4%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Fund Summary	25

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Mark Dickherber & Shaun Nicholson	Segall Bryant & Hamill	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to June 30, 2019 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

26	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited)

Shares		Value

COMMON STOCKS: 90.1%

Communication Services: 4.0%
61,000	MDC Partners, Inc. - Class A*	$153,720
19,045	Millicom International Cellular S.A.	1,063,949

		1,217,669

Consumer Discretionary: 6.5%
26,750	American Eagle Outfitters, Inc.	452,075
30,451	Apex Global Brands, Inc.*	12,485
155,009	Groupon, Inc.*	554,932
9,300	Shutterfly, Inc.*	470,115
16,300	Tapestry, Inc.	517,199

		2,006,806

Consumer Staples: 7.4%
59,344	Hain Celestial Group, Inc. (The)*	1,299,634
10,000	Spectrum Brands Holdings, Inc.	537,700
8,380	TreeHouse Foods, Inc.*	453,358

		2,290,692

Energy: 1.8%
25,150	Noble Energy, Inc.	563,360

Financials: 4.9%
17,900	AllianceBernstein Holding L.P.	531,988
15,600	Bank of NT Butterfield & Son Ltd. (The)	529,776
11,996	National Bank Holdings Corp. - Class A	435,455

		1,497,219

Health Care: 9.0%
135,700	Capital Senior Living Corp.*	682,571
6,700	Integer Holdings Corp.*	562,264
10,919	Magellan Health, Inc.*	810,517
13,805	Orthofix Medical, Inc.*	730,009

		2,785,361

Industrials: 21.6%
17,050	Avis Budget Group, Inc.*	599,478
8,010	Axon Enterprise, Inc.*	514,322
15,350	Gardner Denver Holdings, Inc.*	531,110
74,500	GP Strategies Corp.*	1,123,460
33,602	Great Lakes Dredge & Dock Corp.*	370,966
35,000	Heritage-Crystal Clean, Inc.*	920,850
42,463	Quanex Building Products Corp.	802,126
9,500	Sensata Technologies Holding Plc*	465,500
8,334	SPX Corp.*	275,189
28,845	Steelcase, Inc. - Class A	493,249
49,098	Wesco Aircraft Holdings, Inc.*	544,988

		6,641,238

Information Technology: 18.9%
7,875	Arrow Electronics, Inc.*	561,251
60,500	Avid Technology, Inc.*	551,760
9,100	CommVault Systems, Inc.*	451,542
22,383	FireEye, Inc.*	331,492
8,500	FLIR Systems, Inc.	459,850
20,800	GTT Communications, Inc.*	366,080
132,178	MAM Software Group, Inc.*	1,341,607
29,589	NCR Corp.*	920,218
10,300	ViaSat, Inc.*	832,446

		5,816,246

Shares		Value

Materials: 13.5%
32,500	Axalta Coating Systems Ltd.*	$967,525
20,000	Compass Minerals International, Inc.	1,099,000
52,144	Innophos Holdings, Inc.	1,517,912
22,800	Norbord, Inc.	565,212

		4,149,649

Real Estate: 2.5%
23,606	Equity Commonwealth	767,667

TOTAL COMMON STOCKS (Cost $26,560,469)		27,735,907

Principal Amount

SHORT-TERM INVESTMENTS: 10.5%

REPURCHASE AGREEMENTS : 10.5%
$3,233,000	Fixed Income Clearing Corp. 0.500%, 6/28/2019, due 07/01/2019 [collateral: par value $3,195,000 U.S. Treasury Note, 2.375%, due 05/15/2027, value $3,310,279] (proceeds $3,233,135)	3,233,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,233,000)		3,233,000

TOTAL INVESTMENTS (Cost: $29,793,469): 100.6%		30,968,907

Liabilities in Excess of Other Assets: (0.6)%		(190,200)

NET ASSETS: 100.0%		$30,778,707

Percentages are stated as a percent of net assets.

L.P.	Limited Partnership
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	27

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) gained 5.85% for the first six months of 2019. During the same period, 3-month LIBOR returned 1.42%, the Morningstar Multialternative category gained 5.17%, the HFRX Global Hedge Fund Index rose 4.22%, and the Bloomberg Barclays US Aggregate Bond Index returned 6.11%.

Since its inception on September 30, 2011, the fund’s annualized return is 4.74%. This compares favorably to the 0.85% return for 3-month LIBOR, 1.76% for the Morningstar Multialternative category, 1.39% for the HFRX Global Hedge Fund Index, and 2.82% for the Bloomberg Barclays US Aggregate Bond Index. The fund’s volatility (annualized standard deviation) is 3.21% and its beta to the U.S. stock market is 0.24. On a risk-adjusted-return basis, the fund has the highest Sharpe and Sortino ratios in its Morningstar Multialternative category since inception. It has also materially outperformed both its Morningstar category and the HFRX Global Hedge Fund Index, with comparable or lower volatility and beta, since inception.

Performance as of 6/30/2019
			Average Annual Total Returns
	Three Month Return	Year-to- Date	One Year	Three- Year	Five- Year	Since Inception 9/30/2011
Litman Gregory Masters Alternative Strategies Fund Institutional Class	1.83%	5.85%	3.92%	4.12%	2.81%	4.74%
Litman Gregory Masters Alternative Strategies Fund Investor Class	1.76%	5.71%	3.65%	3.84%	2.55%	4.49%
3-Month LIBOR	0.70%	1.42%	2.59%	1.65%	1.12%	0.85%
Bloomberg Barclays Aggregate Bond Index	3.08%	6.11%	7.87%	2.31%	2.95%	2.82%
Morningstar Multialternative Category	1.10%	5.17%	1.43%	2.23%	0.76%	1.76%
HFRX Global Hedge Fund Index	1.58%	4.22%	-1.95%	2.12%	-0.11%	1.39%
Russell 1000 Index	4.25%	18.84%	10.02%	14.15%	10.45%	15.51%
SEC 30-Day Yield[1] as of 6/30/19 Institutional: 2.32% Investor: 2.07%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/19 Institutional: 2.22% Investor: 1.97%

1.  The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2.  The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2019 Since Inception of 9/30/2011	MASFX	MASNX
Total Net Operating Expenses (%)[3]	1.54	1.79
Gross Expense Ratio (%)	1.64	1.89

[3] The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2020. The total operating expense includes Interest and Dividend expenses of 0.07%, which are not typical operating expenses.

NetOperating Expenses (%) Exclusive of 0.07 Dividend & Interest Expense: MASFX: 1.47 MASNX: 1.72

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com.

28	Litman Gregory Funds Trust

The Risk/Return Statistics table below presents some of the key performance metrics that we track for the fund.

Litman Gregory Masters Alternative Strategies Fund, Risk/Return Statistics, 6/30/19
	MASFX	Bloomberg Barclays Agg	Morningstar Multialternative Category	HFRX Global Hedge Fund	Russell 1000
Annualized Return	4.73	2.82	1.74	1.38	15.51
Total Cumulative Return	43.12	24.08	14.29	11.25	205.62
Annualized Std. Deviation	3.21	2.83	3.48	3.70	11.74
Sharpe Ratio (Annualized)	1.26	0.79	0.33	0.22	1.24
Beta (to Russell 1000)	0.24	-0.02	0.27	0.26	1.00
Correlation of MASFX to	1.00	-0.12	0.80	0.72	0.78
Worst Drawdown	-6.94	-4.52	-8.21	-10.82	-17.42
Worst 12-Month Return	-4.49	-2.47	-6.08	-8.19	-7.21
% Positive 12-Month Periods	85.88%	76.47%	75.29%	67.06%	94.12%
Upside Capture (vs. Russell 1000)	28.42	8.25	21.72	20.43	100.00
Downside Capture (vs. Russell 1000)	23.82	-8.41	37.45	37.84	100.00
Since inception (9/30/11)
Worst Drawdown based on weekly returns
Past performance is no guarantee of future results

Portfolio Commentary

Performance of Managers:

For the first half of 2019, all five sub-advisors produced positive returns. FPA’s Contrarian Opportunity strategy gained 14.24%, DoubleLine’s Opportunistic Income strategy rose 6.35%, the DCI Long-Short Credit strategy returned 4.66%, the Loomis Sayles Absolute-Return strategy was up 3.37%, and Water Island’s Arbitrage and Event-Driven strategy returned 2.59%. (All returns are net of the management fee charged to the fund.)

Manager Commentaries

DCI, Long-Short Credit Strategy:

The DCI Long-Short Credit strategy returned 4.66% (net) in the first half of 2019. Returns were driven by consistently strong credit selection alpha in both the bond and credit default swap (CDS) portfolios. Performance also benefited from positive interest rate returns amidst a fierce government bond rally. Net credit market exposure returns were fairly flat, as the relative performance of cash bonds and CDX Index derivatives (used for hedging) ebbed and flowed. The differential in these markets usually reflects the greater pricing speed and investor responsiveness in the CDX relative to cash-bond pricing. The effects this year have been modest, and over time these short-term market instrument deviations tend to even out.

The strategy delivered positive returns each month in the first half of 2019, benefiting from rising volatility and an increased focus on credit fundamentals. Alpha was widespread in both the long and short CDS portfolios, with particularly strong performance in high-yield exposures. Asset selection was also broadly positive across sectors in the bond portfolio, with most of the alpha appearing in June as the bond market recovered from its May swoon. The portfolio experienced particularly strong gains from long CDS positions in the media sector and short positions in steel companies. Asset selection in the energy sector has been more mixed this year, as underperforming long exposures in Transocean and Chesapeake Energy offset more positive sector contributors.

Risk assets rebounded sharply to start the year, as the Fed shifted to a more dovish posture and the market realized that the December 2018 selloff was overdone. Positive returns continued after the initial January rally, but not without significant gyrations. In particular, equities and credit plummeted in May in response to increasingly harsh trade rhetoric, political disfunction in Europe, and declining economic data. The May downturn in equites and credit was the worst monthly drop since January 2016, but markets quickly regained the lost ground in June as central banks promised a new round of accommodative policies and rate cuts. It is noteworthy that strategy alpha was strong in the rally, selloff, and the recovery phases this year. By design, the strategy’s portfolio construction is focused on limiting net market factor exposures and generating returns from asset selection—favoring firms with lower default risk (as measured by DCI’s proprietary default probability model) and improving fundamentals.

The strategy’s short exposures in raw materials were substantially reduced at mid-year. Net CDS energy exposure shifted from long to slightly short, while the strategy remains modestly long media and insurance firms. Net credit market beta is low and interest rate exposure is hedged to very short duration.

Fund Summary	29

DoubleLine, Opportunistic Income Strategy:

Executive Summary

For the trailing six-month period ended June 30, 2019, the Opportunistic Income portfolio of the Alternative Strategies Fund gained 6.35% (net) and outperformed the Bloomberg Barclays US Aggregate Bond Index return of 6.11%. Interest rates rallied sharply during this time period with 2-year and 10-year U.S. Treasury yields falling 73 basis points (bps) and 68 bps, respectively. The portfolio’s outperformance can primarily be attributed to security selection and sector allocation as the U.S.-China trade conflict escalated during the first half of 2019 and volatility for financial assets increased. Toward the end of the second quarter, the U.S. Federal Reserve began solidifying its forward guidance for potential policy rate cuts, which caused the yield curve as measured by 2-year vs. 10-year yields to steepen.

Current Positioning

As of June 30, 2019, the portfolio has a yield to maturity of approximately 4.75% and an effective duration of 4.72 years. The portfolio continues to rely on a barbell of Agency Mortgage-backed Securities (MBS) and Non-Agency Residential MBS, with the Agency-backed portion providing a longer duration exposure and the Non-Agency portion providing a lower duration but higher spread pickup. When blended together and complemented with diversifying sectors such as Commercial Mortgage-backed Securities (CMBS) and Collateralized Loan Obligations (CLOs), we arrive at the desired risk profile given the portfolio’s mandate.

Outlook

A major topic amongst market participants over the past year is the possibility of an impending recession. While this risk appears to be minimal in the near term, some leading indicators have turned cautionary and we advocate a more cautious approach to risk relative to earlier portions of the current credit cycle. As market volatility has increased and rates have rallied, we believe the portfolio is advantageously positioned for strong risk-adjusted returns with our current allocations. Securitized products tend to be less correlated to equities than corporates which should be beneficial in another risk-off event. We have primarily focused new credit investments to higher quality bonds with shorter durations. We have also pared some of our floating-rate exposures as the likelihood of Fed policy rate reductions has increased. Overall, housing fundamentals remain balanced despite a cooling housing market. We have diversified some of our credit exposure away from residential mortgages as new opportunities have become available. In addition to providing strong relative performance, CMBS, ABS, and CLO exposures have also helped limit concentration risk within the portfolio. We continue to look for opportunities to optimize the convexity profile of Agency MBS. This sector remains an integral risk management component for the portfolio. We believe rates are headed higher in the long-term and therefore will likely continue to manage the portfolio with a shorter duration relative to the benchmark.

Key Performance Drivers

For the 6-month period ended June 30, 2019, nearly every sector within the portfolio generated positive total returns. Agency MBS, Non-Agency MBS, and ABS were the largest contributors to performance. The Agency MBS allocation owed its returns to its longer duration as the outlook for global growth softened, rates rallied, and spreads compressed. The Non-Agency MBS allocation also benefited somewhat from falling rates but generally owed its returns to spread compression amidst robust investor demand for exposure to the U.S. housing sector. The ABS allocation maintained an especially short duration during the period but posted strong returns through investments in student loans and aircraft ABS. CLO investments within the portfolio were another standout; despite LIBOR falling 50 bps during the period, CLO investments delivered benchmark-beating returns through high spread allocations in the mezzanine and subordinated areas of the capital structure. CMBS delivered strong returns as well but did not outperform the benchmark because this sector within the portfolio maintains a relatively low duration.

Sector Discussions

Agency Mortgage-backed Securities (MBS): Gross issuance for the Agency MBS market during the first half of 2019 was approximately $430 billion. Despite brief periods of spread volatility, Agency MBS returns were some of the best in class through June 30, 2019, as longer duration and high credit quality assets performed especially well. For the balance of 2019, pools of call-protected, agency-backed mortgage loans will likely remain the key focus for market participants as purchase and refinancing activity is expected to stay elevated.

Non-Agency Mortgage-backed Securities (NAMBS): Non-Agency MBS gross issuance through June 30 was roughly $50 billion. As legacy paydowns have declined and new issuance has increased, 2019 is on track to be the first year with positive net issuance since the crisis. Non-Agency mortgages backed by Re-Performing Loans (RPL) and Non-Qualifying Mortgage (Non-QM) loans were two of the most active sectors over the period and accounted for roughly half of total gross issuance. Despite some Home Price Appreciation (HPA) metrics starting to decelerate on a national scale, overall fundamentals remain balanced due low housing supply and demographic changes including household formation. The decline in the 30-year mortgage rate to a multi-year low should provide some reprieve to affordability issues currently impacting the market. Almost every segment of the Non-Agency mortgage market has experienced spread compression on a year-to-date basis; Jumbo Non-Agency pass-throughs were the only exception as their spreads rose by 40 to 50 bps.

30	Litman Gregory Funds Trust

Asset-backed Securities (ABS): Gross issuance in the ABS market for the six months ended June 30, 2019 was approximately $130 billion. Issuance for “non-conventional” sectors such as Aircraft ABS and Whole Business Securitizations continues to grow as investor demand for yield and secured assets remains robust. ABS spreads lagged the widening of investment-grade bonds that occurred during December of 2018 and the majority of any ABS spread volatility actually occurred in January of 2019. Spreads have since retraced most of that move as consumer and commercial defaults remain low and repayments remain within original expectations.

Collateralized Loan Obligations (CLOs): Year-to-date CLO supply of $65 billion (excluding refi/reset activity) is down roughly 6% relative to last year’s record high, but remains robust. While arbitrage across new issue CLO remains a challenge, the primary pipeline remains strong, as demand from overseas anchor investors reappeared and refinancing opportunities began to reemerge in June. Secondary spreads on triple-B rated CLOs tightened approximately 9 bps, while those on double-B rated CLOs widened 4 bps over the second quarter. CLOs up and down the capital stack returned an average of 3.59% during the first half of 2019 per JPMorgan’s CLO TR Level Index.

Commercial Mortgage-backed Securities (CMBS): The US All-Property Commercial Property Price Index (CPPI) returned 1.1% in May, the fastest monthly rate of price growth since early 2015, and is now up 4.0% YTD. The acceleration in May pushed year-over-year (YoY) price growth to 7.2%, the strongest pace seen this year. The industrial sector again posted the strongest increase, up 1.5% since April and 11.8% YoY. Despite the outperformance, transaction volume for the industrial sector continues to fall from a lack of portfolio-level transactions. Transaction volume will likely get a boost in the second half of 2019 as a result of Blackstone’s announced $18.7 billion purchase of GLP assets. Retail continues to realize the slowest pace of growth, up only 3.1% YoY.

New Investments

Emerging Market (EM) Debt: At the end of May, the portfolio added Emerging Market Debt (dollar denominated) to its asset mix. The sector was added given our favorable view of the asset class as well as the benefit of increased diversification it added to the aggregate portfolio. The addition of this sector proved to be beneficial in June as EM Debt was the best performing sector of the portfolio as EM credit spreads tightened on deescalating trade tension between the United States and China and more accommodative policy from Global Central Banks. We continue to remain constructive on this sector and believe it will contribute to fund performance in the future.

FPA, Contrarian Opportunity Strategy:

The FPA Contrarian Opportunity portfolio of the Litman Gregory Masters Alternative Strategies Fund returned 14.24% (net of fees) over the first six months of 2019. This compares to 16.23% for the global MSCI ACWI and 18.54% for the S&P 500 in the same period. The portfolio generated 93% and 79% of the MSCI ACWI and S&P 500’s returns with just roughly 69% of its capital at risk in the second quarter.

The portfolio benefited from broad-based performance in the first half, with only two of its investments meaningfully detracting from the year-to-date return. But rather than a cause for celebration, we regard such favorable breadth as more of a reflection of this bull market than a credit to our competence as portfolio managers.

There was little in the way of news that drove individual contributors and detractors.

H1 Winners and Losers1

Winners	Performance Contribution	Losers	Performance Contribution
Arconic, Inc.	1.21%	Baidu, Inc. Sponsored ADR Class A	-0.46%
American International Group, Inc.	1.12%	Mylan N.V.	-0.37%
Facebook, Inc. Class A	0.74%	PG&E/Utilities	-0.12%
Citigroup Inc.	0.74%	Univar, Inc.	-0.06%
Analog Devices, Inc.	0.70%	Ford Motor Company	-0.06%

	4.51%		-1.07%

Markets

Interest rates have helped drive stock market returns over the past few decades, and now, while only marginally higher than thousand-year-plus recorded lows, rates are again expected to remain low—and perhaps sink even more—for even longer.

[1]

Reflects the top five contributors and detractors to the portfolio’s performance based on contribution to return year-to-date. Contribution is presented gross of investment management fees, transactions costs, and portfolio operating expenses, which if included, would reduce the returns presented. Past performance is no guarantee, nor is it indicative, of future results.

Fund Summary	31

Jim Grant of the eponymous Grant’s Interest Rate Observer has called today’s current low interest rate environment a “yield famine.”2 Taking that thought a step further, a starving person will eat most anything put in front of him, and indeed, investors hungry for returns are replacing low yielding, conservative fixed-income and cash-like investments with riskier assets, further fueling markets already running on high octane. In our opinion, features of those assets like low coupons, high leverage, and weak covenants are more meal replacements than sustenance.

There is an aura of hopeful complacency floating around the stock market that, in part, finds need replacing want. Investors wanting a higher rate of return have often steered bull markets, and this bull market certainly has that characteristic. What’s different today is that, with yields so low, an investor cohort needing return also has a hand on the steering wheel.

A retired person investing today is left with three choices: curtail lifestyle, spend principal, or take on more risk. As creatures of habit, changing how we live is difficult, particularly if it means consuming less. Watching your nest egg shrink is also discomfiting unless your corpus is unusually large or you are older so that it matters less (assuming you don’t plan to leave much to your heirs). So, it’s not surprising that most people select the third option and assume more risk, perhaps without even realizing they have added risk to their portfolio. They may at first look for yield in vehicles that at least look and feel like conservative bonds, an exercise likely to lead them to high-yield bonds, utilities, master limited partnerships, and, maybe, higher yielding common stocks. Eventually they may even find their way to stocks that pay no dividend at all.

This has led the average household to have 44% invested in common stocks—the second-highest level in the past 18 years.3 Crowding into equities has been a prescription that cured most ailments for more than a decade now. We suspect that not everyone knows what is in their portfolio; not everyone understands that volatility will most likely recur at some point, and not everyone fully understands how they might react to a major and sustained market downdraft. Will they panic and reduce their exposure? Or will they ride it out and maybe even buy more? History suggests the former.

Larger equity ownership generally suggests lower future stock market returns. As noted above, household ownership of equities currently stands at 44%, falling into the highest quintile and suggesting dismal prospective returns.

Household Equity Ownership as a Percent of Household Financial Assets vs.

Average Forward 10yr S&P 500 Returns Since 1961

Source: Federal Reserve Economic Data, Bloomberg. Data is as of December 31, 2018.

Unusually, both risk-on and risk-off trades are working right now, allowing bulls and bears to win concurrently. Most global stock markets are trading at or near all-time highs, and gold and long-term U.S. Treasury bonds have also rallied. Thus, we have opposing sentiments existing and thriving in the same market.

Many investors have placed the fears that sank the market in the fourth quarter of last year aside, pushing global markets higher despite a rising tide of populism around the world, slowing economic growth, looming Brexit, and U.S. corporate debt proliferation that features low coverage ratios for this point in the cycle, not to mention, weak covenants, high sovereign debt, high state and municipal debt, trade wars… we could go on.

Some investors believe that economies and markets will eventually suffer from some combination of the aforementioned woes. Interest rates, they argue, should then decline even from current low levels, and U.S. Treasuries and gold should be a safe place to wait out the inevitable correction. Inevitability we can affirm; timing we cannot. We know not which path the market’s mixed signals portend, thereby making any prognostication an unsavory exercise of futility.

[2]	Grant’s Interest Rate Observer. May 17, 2019.
[3]	Source: Federal Reserve Economic Data, Bloomberg. Data as of 6/30/2019.

32	Litman Gregory Funds Trust

There isn’t anything, however, that suggests rates can’t remain low for a long, long time. As we collectively drink from this trough of easy, cheap money, there is no reason to believe we will escape an unfortunate hangover, unless, of course, long-standing economic rules are upended and cycles abrogated.

Portfolio

The decline in interest rates over the last dozen years has benefited most risk assets and has certainly supported the portfolio’s returns. However, despite much lower interest rates, we have not meaningfully increased the valuation multiple we have been willing to pay for companies, nor have we been comfortable allocating capital to junk bonds with single-digit yields.

From the perspective of maximizing return, this decision has been a mistake as it has it led us to have less risk exposure and therefore more low yielding cash. Had we correctly predicted that interest rates would remain lower for longer and chosen to embrace the idea of free money as a long-term component of the market/economy, the portfolio would have more invested in the markets and potentially performed even better.

Since your managers do not have such predictive capabilities, that would have meant taking unacceptable risks. A portfolio positioned perfectly for low interest rates and the attendant knock-on economic benefit would likely result in a permanent impairment of capital if interest rates were to rise or the economy to weaken. One, the other, or both will change at some point, and so we consider the current upside/downside tradeoff unrewarding.

A decade ago we didn’t know what the markets, interest rates, and the economy would look like today. Similarly, we don’t know what things might look like 10 years hence. If one believes in the status quo, then one should be willing to pay a high multiple for a stable stream of cash flow and a very high multiple for a growing stream. Many companies today are priced with that expectation.

But how often do things really turn out as anticipated? There’s an old Yiddish adage, “Mann tract, un Gott lacht,” or, “Man plans, and God laughs.” Rates might rise. The economy might weaken. Valuation multiples might therefore contract, and the same math that drove markets higher could reverse, taking it lower.

The portfolio will continue to adhere to its long-term mandate and be managed prudently. If the status quo prevails and markets continue to spin higher, that will likely mean we miss out on some gains. On the other hand, the portfolio is positioned to do reasonably well if markets take a turn for the worse and to take advantage of the resulting opportunities.

The portfolio has an unusual ability to invest broadly. It can put money into equities of various market caps around the globe, both long and short; high-yield and distressed credits; private loans; derivatives; and more. Simply having an impressive collection of tools in our belt; however, doesn’t mean they are consistently in use. If we moved into a newly constructed home, we would not likely remodel the kitchen. Today, the equity and credit markets are like new homes, offering us little opportunity to use our tools. Where you wield a hammer, everything can’t be a nail.

And so for some time, the portfolio’s composition and, by extension its performance, has regrettably appeared relatively more ordinary than its entire history would suggest. That will continue to be the case until such point in time when we can pull tools from our belt to create real value.

The stock market currently still offers us occasional opportunities to own good businesses and other misunderstood assets priced to offer attractive prospective returns with limited downside. Still, we are presently in the eleventh year of the longest running U.S. bull market in modern history, and it is challenging to assemble a fully invested portfolio that meets our risk/reward hurdles. With stocks trading on average at a 19.3x price-to-earnings ratios and high-yield bonds trading on average at 6.4% yields, our position should not come as a surprise to our long-time partners.

We have to decide whether a security trades at a price where the underlying business or asset is valued at a discount to some combination of its current or prospective value. In order to protect capital, that discount must be big enough to compensate for the risk that an investment negatively surprises.

As a result of strong performance across the portfolio, we have reduced the portfolio’s exposure to investments with risk-to-reward ratios that no longer justify the size of previous positions. The portfolio’s net risk exposure has declined since the end of 2018, ending the second quarter this year at 68.2% and down from 70.3% at the end of the first quarter.

Conclusion

With stocks and bonds trading at or near all-time high valuations, the market provides little downside protection for what will likely be a mediocre prospective return and we are therefore less than fully invested today.

Alfred E. Neuman, Mad Magazine’s fictitious mascot and cover boy, had a favorite catch phrase, “What, Me Worry?” Neuman embodied complacency, a similarity we see today in many an investor. Mad’s publishers recently announced the monthly magazine is ceasing publication. Maybe now’s the time for Mr. Neuman to worry. What about the rest of us?

Respectfully submitted,

Steven Romick

Portfolio Manager

Fund Summary	33

Loomis Sayles, Absolute Return Strategy

Market Conditions

Global fixed-income markets generally delivered healthy gains during the period, reflecting a combination of slowing economic growth, persistently low inflation and the U.S. Federal Reserve’s (Fed’s) shift toward increasingly accommodative monetary policy. As late as the fourth quarter of last year, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed both in the United States and overseas in late 2018 and into the first quarter, the Fed indicated that it would move to a neutral policy. More recently, the continued weakness in the global economy gave rise to expectations that the Fed would in fact cut rates at least once before the end of 2019. The change in the outlook for Fed policy fueled a strong, broad-based rally in bonds, the bulk of which occurred from mid-May onward.

Securitized assets (which include mortgage backed securities, asset backed securities, and commercial mortgage backed securities) have produced solid total returns but have generally trailed other segments of the fixed-income market. The category is supported by strong yield demand, offsetting headwinds from Fed balance sheet runoff, supply hit, and other technical aspects.

Investment-grade corporate bonds generated robust returns and outperformed duration matched U.S. Treasuries. In addition to benefiting from the rally in rate-sensitive assets, corporates were aided by the backdrop of favorable investor risk appetites, rising equity markets, and expectations that corporate earnings growth will remain in positive territory.

U.S. Treasuries performed particularly well in this environment, with positive total returns across the maturity spectrum. Longer duration segments of the curve produced the strongest price performance. The yield curve recently steepened as a result, with the gap between the 2- and 10-year notes rising compared with its level at the end of the first quarter.

Portfolio Review

With a semi-annual return of 3.4% (net), the Loomis Sayles Absolute-Return strategy portfolio outperformed its benchmark, the 3-month LIBOR Index, which returned 1.4%. The portfolio’s positive performance was diversified across many sectors, with the majority generated from securitized, investment-grade corporates, and bank loans. These gains were partially offset by losses from the portfolio’s exposure to global rates and currency positioning.

Securitized assets in all categories, ABS, NARMBS, and CMBS, contributed the most to return during the period. Our ABS exposure, the greatest of the three sectors, had positive results from many of the sub-sectors including subprime auto loans, aircraft related, and credit card loans. NARMBS also added positive contribution as housing generally continued to do well, even as it shows signed of slowing. Sentiment remained optimistic as rates remain attractive for borrowers.

Investment-grade corporate bonds, including the ones we hold for reserves, bolstered performance as investment-grade spreads continued to recover from May’s wide levels in response to more dovish Fed sentiment. The allocation to investment-grade corporate bonds has remained relatively stable during the period as reserves remained in higher quality names. Individual names in banking, consumer cyclical, and technology sectors were the primary contributors.

Our highly diversified group of bank loans aided return. During the period, selected communications and capital goods names contributed to performance. The floating-rate nature of bank loans looks attractive compared to other sectors as investors are drawn to the relative safety of these securities given their senior position in the capital structure. As the market recovered in Q1 and now with the Fed practicing patience, we have been decreasing our allocation to bank loans.

The portfolio’s global rates tools, primarily sovereign bonds, interest rate swaps (IRS), and futures, weighed on performance. Exposure to interest rate futures had the largest negative impact on performance, with a short Euro-Bund futures position particularly detracting. Long positions in South African, Indonesian, and Argentine sovereigns positively impacted return.

Currency positioning marginally weighed on performance mainly due to a short forward position in the Singapore Dollar as well as long forward position in the Hungarian Forint. The U.S. dollar strengthened since the previous year’s end. Currency markets focused on the pace of European growth, the prospect of more stimulus from the European Central Bank amid weak inflation, and how Brexit continues to play out. While we seek to own currencies with attractive yields and valuations, we are looking to be cautious with overall currency exposure given the tenuous geopolitical environment.

Outlook

Economic activity has not progressed as positively as we had anticipated. Global and U.S. manufacturing have come under pressure and trade war concerns have increased. Combined with the fact that inflation has been tame, these factors will likely lead the Fed to cut interest rates. While we don’t believe the Fed is facing a regime shift, we do expect it to provide accommodation with multiple rate cuts to help ward off recession and extend this cycle.

34	Litman Gregory Funds Trust

The net effect of these potential cuts should be to support economic growth and relieve the modest inversion at the short end of the yield curve as those rates decline. We do not believe a U.S. recession will occur over the next twelve months given the solid employment conditions and outlook for corporate profits. In addition, fundamentals remain intact and we still do not anticipate any significant uptick in corporate bond defaults.

The U.S. corporate bond markets have performed well year to date, supported by declining U.S. rates. Spreads in both investment-grade and high-yield markets have contracted, largely reversing the difficult close to 2018.

Trade wars, specifically with China, and softening global manufacturing remain the principal risks to our outlook. We expect some modest controlled escalation in the trade situation. Any such escalation and further weakness in global manufacturing could drive volatility and create potential opportunity.

Water Island, Arbitrage and Event-Driven Strategy:

Over the past year and a half, investors have witnessed markets vacillate between optimism and uncertainty, with record highs interspersed with dramatic corrections. Merely six months ago we had just seen the S&P 500 close less than 1% from officially breaching bear market territory, as investors seemed to have finally capitulated to indications of slowing global growth, international trade disputes, and rising interest rates. In late December, however, the Fed stepped back from its hawkish stance on raising interest rates. Markets responded positively and returned impressive gains across asset classes during the first half of 2019, interrupted only by a momentary stumble in May due to passing fears that the Trump administration’s trade war would extend from China to Mexico.

While we do not discount the importance of such macro matters, our goal as event-driven investors remains—as always—to generate returns not from the direction of broader credit and equity markets, but from the outcomes of idiosyncratic corporate events. As such, our focus is less on seesawing markets and more on the universe of corporate catalysts at our disposal. In the first six months of the year, this universe delivered positive returns for both our hard catalyst merger arbitrage investments and the softer catalyst special situations sleeve of the portfolio.

The top contributor to returns in the first half of 2019 was a competitive bidding situation for Anadarko Petroleum. In April 2019, Chevron—a U.S.-based integrated oil and gas company—publicly announced it had agreed to acquire Anadarko—a U.S.-based upstream energy company—for $32.5 billion in cash and stock. Prior to the announcement of the deal, Anadarko had also been conducting negotiations with another bidder—Occidental Petroleum—though the company deemed Chevron’s bid to be the more attractive offer. Two weeks after the deal with Chevron was announced, Occidental publicly announced an unsolicited revised offer that valued Anadarko at $38.0 billion in cash and stock, topping Chevron’s bid. Anadarko subsequently agreed to return to the negotiating table. Anadarko ultimately declared Occidental to have the superior offer, at which point Chevron abandoned its pursuit of the company. Occidental’s acquisition is currently pending, and we anticipate a successful conclusion before the end of 2019.

Conversely, the top detractor for the first half of the year was Illumina’s proposed acquisition of Pacific Biosciences. In November 2018, Illumina—a U.S. developer of tools for analysis of genetic variation and function—agreed to acquire Pacific Biosciences—a US DNA sequencing technology firm—for $1.1 billion in cash. In Q2, the spread widened following reports UK competition regulators had opened an investigation into the deal, thus extending the timeline of the transaction. We maintain exposure to the deal as we continue to believe it will ultimately reach a successful conclusion, though we are monitoring the situation closely.

Looking ahead, we are optimistic about the opportunity set for both hard and soft catalyst investments. For soft catalysts, our special situations team continues to see opportunity in speculative mergers and acquisitions (M&A), asset sales, re-ratings, and spin-offs. The number of announced spin-offs for 2019 is already above the annual average, and the total value of announced spins year-to-date has reached a first-half record for the post-Financial Crisis period. A common motivation behind these transactions is companies are seeking to drive shareholder value by achieving simplified corporate structures. With each spin-off situation, we are presented with investment opportunities both pre-event and post-event. Post-event we may evaluate long and short investments in the newly independent companies, which can manifest as short-term alpha contributors or as longer-term investment opportunities as the new management teams execute on their standalone plans. While equity market valuations have rebounded since the lows of Q4 2018, we continue to see the market undervalue spin-offs and other re-rating opportunities relative to what we have historically seen.

For our merger arbitrage team, there is ample M&A deal flow to select from, with the total volume of announced deals in the first six months of the year being the second greatest for a first-half period since the Financial Crisis. Furthermore, we believe additional M&A activity is likely to be spurred by private equity buyers, who by some estimates have nearly $2.5 trillion in dry powder waiting to be deployed. Current short-term interest rate levels remain supportive of a healthy deal spread environment, despite the potential for future hikes now being less certain than a year ago, and the ongoing presence of volatility in the markets can present opportunities to take advantage of favorable entry points in many M&A transactions. Thus, we believe the three primary drivers of merger arbitrage returns—interest rates, deal flow, and volatility—are positioned to create a supportive environment for the strategy.

Going forward, investors must determine whether the markets can be sustained by central bank support or whether slowing global growth becomes a larger concern. Despite the unpredictability of macro factors and equity markets regaining recent highs, we

Fund Summary	35

believe there is ample opportunity for further alpha generation. Corporations are likely to continue to seek to unlock shareholder value by engaging in M&A, asset sales, and spin-offs, and regardless of the specific investment set, we will continue to pursue our goal of generating returns for our clients that are sourced from the outcomes of these idiosyncratic corporate events. At the same time, we are aware that the historic bull markets in credit and equities are growing increasingly long in the tooth and that we are likely approaching some sort of correction that would mark the end of the current market cycle. With that in mind, we intend to remain disciplined in our approach as we strive to minimize volatility and correlation while we seek to execute on our investment goals in the year ahead.

Strategy Allocations

The fund’s capital is allocated according to its strategic target allocations: 25% to DoubleLine, 19% each to DCI, Loomis Sayles, and Water Island, and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Current Target Strategy Allocations

Source: Litman Gregory

Closing Thoughts

The Litman Gregory Masters Alternative Strategies Fund had another solid quarter, bringing year-to-date gains to 5.85%. We certainly won’t complain about that performance, but as we look at the zooming U.S. equity and credit indexes, we are left scratching our heads a bit. Despite the litany of risk factors present, the market continues to handsomely reward simply being long risk assets. Sure, from time to time, there may be a 10% (or more) drawdown, but if you just hold on tight, the Fed will swoop in to the rescue, China will stimulate, or something else will happen to reinforce the notion that risk is a temporary annoyance, best ignored until it inevitably goes away.

We’re pretty sure this can’t go on indefinitely, although we don’t know how long it will last or what will cause it to change. A massive regime change (or “paradigm shift,” as Bridgewater’s Ray Dalio called it in his thought-provoking recent essay) may be the ultimate end, after central banks eventually crush the premium for holding risky assets down to the levels of cash, and further stimulus has no effect on asset prices. Or it may not be… We aren’t clairvoyant or smart enough to know exactly what the future holds for markets.

However, given very rich valuations in U.S. equities and credit, and ultra-low/negative sovereign yields in much of the world, it feels to us like investors are walking a tightrope that keeps getting higher while the safety net keeps getting smaller. The Alternative Strategies Fund isn’t designed to explicitly hedge tail risk, nor will it bet the farm on any particular outcome, but it will invest prudently, increasing exposures at lower valuations/wider spreads, and vice versa.

At the sub-advisor level, our managers look for ways to benefit from the environment, such as FPA adding capital structure arbitrage trades that can benefit from market dislocations, and are cheap to put on due to compressed credit spreads between senior and subordinated debt. These are small positions overall but serve as a useful illustration of the manager expertise and flexibility we think will benefit the fund in navigating an increasingly risky and uncertain environment. We also continue to evaluate other strategies that could potentially increase the fund’s resilience across a range of market outcomes.

36	Litman Gregory Funds Trust

Sub-Advisor Portfolio Composition as of June 30, 2019

(Exposures may not add up to total due to rounding.)

DCI Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

Consumer Discretionary	17.2%
Energy	13.1%
High Tech	11.4%
Consumer Non-Discretionary	10.1%
Media	6.6%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	90	78
Average Credit Duration	4.6	4.7
Spread	103 bps	110 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	-8.1%
Agency Inverse Floaters	6.8%
Agency Inverse Interest-Only	5.6%
Agency CMO	10.6%
Agency PO	2.5%
Collateralized Loan Obligations	4.9%
Commercial MBS	8.6%
ABS	7.2%
Bank Loan	5.2%
Emerging Markets	4.0%
Municipals	1.0%
Non-Agency Residential MBS	51.7%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	48.3%
Foreign Stocks	20.4%
Bonds	4.6%
Other Asset-Backed	0.8%
Short Sales	-5.8%
Cash	31.8%

TOTAL	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	32.3%	-0.8%	31.5%
Investment-Grade Corp.	22.1%	-1.2%	20.9%
High-Yield Corporate	10.3%	0.0%	10.3%
Dividend Equity	7.0%	-5.1%	1.9%
Bank Loans	6.6%	0.0%	6.6%
Global Rates	3.1%	-4.2%	-1.2%
Emerging Market	2.5%	0.0%	2.5%
Currency	2.4%	-2.0%	0.3%
Convertibles	2.3%	0.0%	2.3%
Global Credit	1.1%	0.0%	1.1%
Risk Management	0.0%	0.0%	0.0%
Subtotal	89.6%	-13.4%	76.3%
Cash & Equivalents	12.9%	0.0%	12.9%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	96.3%	-42.0%	54.3%
Merger Arbitrage – Credit	7.9%	-0.4%	7.5%
Total Merger-Related	104.2%	-42.4%	61.8%
Special Situations – Equity	7.8%	-4.8%	3.0%
Special Situations – Credit	9.7%	-0.4%	9.3%
Total Special Situations	17.5%	-5.2%	12.3%

Total	121.6%	-47.6%	74.1%

Fund Summary	37

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Tim Kasta Richard Donick Paul Harrison Bin Zeng Adam Dwinells	DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return Fixed Income
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to June 30, 2019 compared with the 3-Month LIBOR.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

38	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited)

Shares		Value

COMMON STOCKS: 32.9%

Communication Services: 3.5%
5,863	Alphabet, Inc. - Class A*	$6,348,456
5,901	Alphabet, Inc. - Class C*(a)	6,378,450
33,233	Axel Springer SE	2,341,971
43,730	Baidu, Inc. - ADR*	5,132,153
752	CBS Corp. - Class B Non Voting	37,525
19,277	Charter Communications, Inc. - Class A*	7,617,885
63,157	Clear Channel Outdoor Holdings, Inc.*	298,101
206,534	Comcast Corp. - Class A(a)	8,732,258
74,312	Discovery, Inc. - Class C*	2,114,176
41,010	Facebook, Inc. - Class A*(a)	7,914,930
71,407	Fox Corp. - Class A	2,616,353
26,858	iHeartMedia, Inc. - Class A*	404,213
582,366	Inmarsat Plc	4,028,361
34,448	Naspers Ltd. - Class N	8,326,986
13,628	NAVER Corp.	1,345,509
153,100	Nexon Co. Ltd.*	2,217,359
2,760	Nexstar Broadcasting Group, Inc. - Class A	278,760
3,557	Omnicom Group, Inc.	291,496
5,324	Sinclair Broadcast Group, Inc. - Class A	285,526
3,172	Verizon Communications, Inc.	181,216

		66,891,684

Consumer Discretionary: 2.2%
6,885	Alibaba Group Holding Ltd. - ADR*(a)	1,166,663
321,522	Barnes & Noble, Inc.	2,150,982
732,718	BCA Marketplace Plc	2,261,507
848	Best Buy Co., Inc.	59,131
298,002	Caesars Entertainment Corp.*(a)	3,522,384
2,423	Darden Restaurants, Inc.	294,952
10,110	H&R Block, Inc.	296,223
1,342	Home Depot, Inc. (The)	279,096
144,101	JD.com, Inc. - ADR*	4,364,819
4,757	Las Vegas Sands Corp.	281,091
24,127	Lowe’s Cos., Inc.(a)	2,434,655
17,753	Mohawk Industries, Inc.*	2,618,035
180,636	Parques Reunidos Servicios Centrales SAU(b)	2,860,317
86,020	Porsche Automobil Holding SE - (Preference Shares)	5,591,268
8,703	PulteGroup, Inc.	275,189
118,370	Regis Corp.*	1,964,942
3,159	Rent-A-Center, Inc.*	84,124
84,810	Shutterfly, Inc.*(a)	4,287,145
85,313	Sotheby’s*	4,959,245
3,361	Starbucks Corp.	281,753
43,755	Wyndham Hotels & Resorts, Inc.(a)	2,438,904

		42,472,425

Consumer Staples: 0.0%
5,641	Altria Group, Inc.	267,101
4,605	Molson Coors Brewing Co. - Class B	257,880
5,270	Walgreens Boots Alliance, Inc.	288,111

		813,092

Shares		Value

Energy: 2.4%
421,324	Anadarko Petroleum Corp.(a)	$29,728,621
167,176	Bellatrix Exploration Ltd.*(c)	20,432
191,042	Buckeye Partners L.P.(a)	7,842,274
4,396	ConocoPhillips	268,156
220	Dommo Energia S.A. - ADR*	3,410
28,130	Encana Corp.	144,307
293,076	Kinder Morgan, Inc.	6,119,427
3,736	Occidental Petroleum Corp.	187,846
11,576	Plains GP Holdings L.P. - Class A*	289,053
21,289	Whiting Petroleum Corp.*	397,679

		45,001,205

Financials: 4.4%
4,876	Aflac, Inc.	267,254
164,347	Ally Financial, Inc.(a)	5,093,114
271,650	American International Group, Inc.(a)	14,473,512
28,883	Aon Plc	5,573,841
270,373	Bank of America Corp.	7,840,817
167,290	CIT Group, Inc.(a)	8,789,417
131,648	Citigroup, Inc.(a)	9,219,309
6,923	Fidelity National Financial, Inc.	278,997
67,640	Groupe Bruxelles Lambert S.A.(d)	6,638,720
392,870	Jefferies Financial Group, Inc.(a)	7,554,890
2,504	JPMorgan Chase & Co.	279,947
67,105	LPL Financial Holdings, Inc.	5,473,755
5,755	MetLife, Inc.	285,851
830	Morgan Stanley	36,362
2,817	Principal Financial Group, Inc.	163,161
2,712	Prudential Financial, Inc.	273,912
1,210,335	Royal Bank of Scotland Group Plc	3,378,999
17,610	Signature Bank	2,127,992
122,110	Wells Fargo & Co.(a)	5,778,245

		83,528,095

Health Care: 4.9%
3,601	AbbVie, Inc.	261,865
69,279	Allergan Plc(a)	11,599,383
3,338	AmerisourceBergen Corp.	284,598
1,528	Amgen, Inc.	281,580
213,578	Array BioPharma, Inc.*	9,895,069
5,871	Bristol-Myers Squibb Co.	266,250
312,272	Celgene Corp.*(a)	28,866,424
4,195	Gilead Sciences, Inc.	283,414
2,023	Johnson & Johnson	281,763
1,869	McKesson Corp.	251,175
66,768	Medidata Solutions, Inc.*(a)	6,043,172
3,327	Merck & Co., Inc.	278,969
178,090	Mylan N.V.*(a)	3,390,833
157,700	Olympus Corp.	1,748,810
1,019,185	Pacific Biosciences of California, Inc.*(a)	6,166,069
137,303	Paratek Pharmaceuticals, Inc.*(a)	547,839
5,746	Pfizer, Inc.	248,917
2,800	Spark Therapeutics, Inc.*	286,664
960	Thermo Fisher Scientific, Inc.	281,933
1,124	UnitedHealth Group, Inc.	274,267
71,725	WellCare Health Plans, Inc.*(a)	20,446,646

		91,985,640

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	39

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Industrials: 4.6%
460,466	Arconic, Inc.(a)	$11,889,232
762	Boeing Co. (The)	277,376
1,666	Cummins, Inc.	285,452
3,425	Eaton Corp. Plc	285,234
58,215	Herc Holdings, Inc.*(a)	2,667,993
464	Honeywell International, Inc.	81,010
1,789	Illinois Tool Works, Inc.	269,799
49,370	Jardine Strategic Holdings Ltd.(d)	1,882,478
114,365	L3 Technologies, Inc.	28,038,867
26,822	Masco Corp.	1,052,495
718,213	Meggitt Plc(d)	4,780,126
5,351	Norfolk Southern Corp.(a)	1,066,615
3,943	PACCAR, Inc.	282,555
132,461	Quad/Graphics, Inc.	1,047,767
671,545	Ramirent OYJ	6,829,411
47,688	Rush Enterprises, Inc. - Class A(a)	1,741,566
17,500	Sound Holding FP Luxemburg*(c)	632,420
5,299	Southwest Airlines Co.	269,083
1,242	United Parcel Service, Inc. - Class B	128,261
62,554	United Technologies Corp.(a)	8,144,531
112,365	Univar, Inc.*(d)	2,476,526
46,830	WABCO Holdings, Inc.*(a)	6,209,658
131,066	WageWorks, Inc.*	6,656,842
1,576	Waste Management, Inc.	181,823

		87,177,120

Information Technology: 7.8%
1,522	Accenture Plc - Class A	281,220
119,496	Altran Technologies S.A.	1,896,941
82,839	Analog Devices, Inc.(a)	9,350,038
325	Apple, Inc.	64,324
1,675	Automatic Data Processing, Inc.	276,928
188,709	Avaya Holdings Corp.*(a)	2,247,524
2,663	Booz Allen Hamilton Holding Corp.	176,317
33,984	Broadcom, Inc.	9,782,634
2,161	Broadridge Financial Solutions, Inc.	275,917
2,576	CDW Corp.	285,936
3,613	Cisco Systems, Inc.	197,740
141,098	Cray, Inc.*(a)	4,913,032
76,772	Cypress Semiconductor Corp.	1,707,409
920,752	First Data Corp. - Class A*(a)	24,924,757
19,055	Hewlett Packard Enterprise Co.	284,872
13,679	HP, Inc.	284,386
1,054	Intuit, Inc.	275,442
3,577	Leidos Holdings, Inc.	285,623
38,700	LiveRamp Holdings, Inc.*(a)	1,876,176
29,500	LogMeIn, Inc.(a)	2,173,560
1,060	MasterCard, Inc. - Class A	280,402
152,648	Mellanox Technologies Ltd.*(a)	16,893,554
56,443	Microsoft Corp.	7,561,104
159,124	MINDBODY, Inc. - Class A*(d)	5,808,026
4,931	Oracle Corp.	280,919
3,220	Paychex, Inc.	264,974
83,270	Perspecta, Inc.(a)	1,949,351
1,821	QUALCOMM, Inc.	138,523
138,892	Red Hat, Inc.*(a)	26,078,362
109,680	Tableau Software, Inc. - Class A*	18,209,074
80,455	TE Connectivity Ltd.(a)	7,705,980

Shares		Value

Information Technology (continued)
998	Texas Instruments, Inc.	$114,530
1,636	Visa, Inc. - Class A	283,928

		147,129,503

Materials: 1.9%
7,395	Air Products & Chemicals, Inc.(a)	1,674,006
15,148	Cabot Corp.	722,711
532	Celanese Corp. - Series A	57,350
357,443	Cemex SAB de C.V. - ADR	1,515,558
687	Eastman Chemical Co.	53,469
1,154,652	Glencore Plc*	4,008,898
268,726	Global Brass & Copper Holdings, Inc.	11,751,388
73,728	HeidelbergCement AG	5,968,140
2,427	Huntsman Corp.	49,608
139,455	LafargeHolcim Ltd.*	6,812,687
4,510	LyondellBasell Industries N.V. - Class A	388,446
216,650	Owens-Illinois, Inc.(a)	3,741,546

		36,743,807

Real Estate: 0.1%
11,828	CoreCivic, Inc.	245,549
7,000	Gaming and Leisure Properties, Inc.	272,860
11,877	GEO Group, Inc. (The)	249,536
8,305	Iron Mountain, Inc.	259,946
1,439	Outfront Media, Inc.	37,112

		1,065,003

Utilities: 1.1%
452,395	AmeriGas Partners L.P.	15,761,442
31,765	El Paso Electric Co.(a)	2,077,431
6,561	FirstEnergy Corp.	280,876
86,230	PG&E Corp.*	1,976,392
9,081	PPL Corp.	281,602
1,915	Southern Co. (The)	105,861

		20,483,604

TOTAL COMMON STOCKS (Cost $575,691,164)		623,291,178

RIGHTS/WARRANTS: 0.0%
17,471	Avaya Holdings Corp. (Expiration date 12/15/22)*(d)	26,207
4,030	Ditech Holding Corp. (Expiration date 01/31/28)*(d)	40
5,079	Ditech Holding Corp. (Expiration date 02/09/28)*(d)	25
13,685	Halcon Resources Corp. (Expiration date 09/09/20)*(d)	124

TOTAL RIGHTS/WARRANTS (Cost $0)		26,396

PREFERRED STOCKS: 0.2%

Consumer Staples: 0.1%
	Bunge Ltd.
11,548	4.875%, 12/20/2165(e)	1,144,407

The accompanying notes are an integral part of these financial statements.

40	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Shares		Value

PREFERRED STOCKS (CONTINUED)

Energy: 0.0%
	Chesapeake Energy Corp.
506	5.750%, 08/15/2166(e)	$230,230
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	27,984

		258,214

Financials: 0.0%
	Ditech Holding Corp.
241	0.000%, 02/09/2023*(d)(e)	144

Industrials: 0.1%
	Element Communication Aviation
170	12.000%, 03/16/2040(c)(d)	1,468,800

TOTAL PREFERRED STOCKS (Cost $3,585,980)		2,871,565

CLOSED-END FUND : 0.4%
114,390	Altaba, Inc.*(a)	7,935,234

TOTAL CLOSED-END FUND (Cost $5,584,319)		7,935,234

EXCHANGE-TRADED FUNDS: 0.2%
9,829	Invesco QQQ Trust - Series 1	1,835,467
31,335	iShares China Large-Cap ETF	1,340,198

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,827,588)		3,175,665

Principal Amount^

ASSET-BACKED SECURITIES: 9.7%
	ACC Trust
$66,683	Series 2018-1-A 3.700%, 12/21/2020(b)	66,788
	Accelerated Assets LLC
261,187	Series 2018-1-B 4.510%, 12/02/2033(b)	268,075
	Adams Outdoor Advertising L.P.
927,192	Series 2018-1-A 4.810%, 11/15/2048(b)	987,819
	AIM Aviation Finance Ltd.
800,671	Series 2015-1A-B1 5.072%, 02/15/2040(b)(f)	810,346
	Ajax Mortgage Loan Trust
108,936	Series 2017-A-A 3.470%, 04/25/2057(b)(f)	109,364
389,291	Series 2017-B-A 3.163%, 09/25/2056(b)(g)	392,944
	Ally Auto Receivables Trust
1,151,885	Series 2017-4-A3 1.750%, 12/15/2021	1,148,525
	American Express Credit Account Master Trust
525,000	Series 2019-1-A 2.870%, 10/15/2024	537,281

Principal Amount^		Value
	American Homes 4 Rent
$ 875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(b)	$982,095
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(b)	680,914
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(b)	928,479
	AmeriCredit Automobile Receivables Trust
795,000	Series 2018-2-D 4.010%, 07/18/2024	825,271
	Americredit Automobile Receivables Trust
1,010,000	Series 2018-3-D 4.040%, 11/18/2024	1,056,075
	Apidos CLO XXI
500,000	Series 2015-21A-ER 10.851%, 07/18/2027(b)(h) 3 mo. USD LIBOR + 8.250%	481,756
	Apidos CLO XXII
500,000	Series 2015-22A-D 8.592%, 10/20/2027(b)(h) 3 mo. USD LIBOR + 6.000%	496,026
	Apidos CLO XXIV
1,000,000	Series 2016-24A-DR 8.392%, 10/20/2030(b)(h) 3 mo. USD LIBOR + 5.800%	958,427
	Ascentium Equipment Receivables Trust
95,000	Series 2017-2A-C 2.870%, 08/10/2022(b)	95,963
	Atrium XIII
500,000	Series 13A-E 8.642%, 11/21/2030(b)(h) 3 mo. USD LIBOR + 6.050%	484,325
	Atrium XIV LLC
750,000	Series 14A-E 8.251%, 08/23/2030(b)(h) 3 mo. USD LIBOR + 5.650%	715,346
	BA Credit Card Trust
1,940,000	Series 2018-A1-A1 2.700%, 07/17/2023	1,960,602
	Barings CLO Ltd.
1,000,000	Series 2018-3A-E 8.342%, 07/20/2029(b)(h) 3 mo. USD LIBOR + 5.750%	969,184
500,000	Series 2018-4A-E 8.417%, 10/15/2030(b)(h) 3 mo. USD LIBOR + 5.820%	474,026
	Bayview Opportunity Master Fund IIb Trust
33,947	Series 2018-RN5-A1 3.820%, 04/28/2033(b)(f)	34,138
	Bayview Opportunity Master Fund IIIa Trust
151,882	Series 2018-RN8-A1 4.066%, 09/28/2033(b)(f)	153,481
	Bayview Opportunity Master Fund IVa Trust
704,963	Series 2019-RN2-A1 3.967%, 03/28/2034(b)(f)	711,510

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	41

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Bayview Opportunity Master Fund IVb Trust
$ 399,751	Series 2018-RN9-A1 4.213%, 10/29/2033(b)(f)	$404,141
503,844	Series 2019-RN1-A1 4.090%, 02/28/2034(b)(f)	513,850
	Blackbird Capital Aircraft Lease Securitization Ltd.
297,135	Series 2016-1A-A 4.213%, 12/16/2041(b)(f)	306,497
275,911	Series 2016-1A-B 5.682%, 12/16/2041(b)(f)	289,425
	BMW Vehicle Owner Trust
176,105	Series 2018-A-A2B 2.474%, 11/25/2020(h) 1 mo. USD LIBOR + 0.070%	176,083
	Buttermilk Park CLO Ltd.
750,000	Series 2018-1A-E 8.347%, 10/15/2031(b)(h) 3 mo. USD LIBOR + 5.750%	709,681
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	541,165
	CAM Mortgage Trust
23,999	Series 2018-1-A1 3.960%, 12/01/2065(b)(f)	24,046
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 8.347%, 07/15/2031(b)(h) 3 mo. USD LIBOR + 5.750%	914,764
500,000	Series 2018-1A-E 8.347%, 07/15/2031(b)(h) 3 mo. USD LIBOR + 5.750%	467,474
	Capital One Multi-Asset Execution Trust
745,000	Series 2019-A1-A1 2.840%, 12/15/2024	759,809
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 7.868%, 05/15/2031(b)(h) 3 mo. USD LIBOR + 5.350%	456,471
	CarMax Auto Owner Trust
165,794	Series 2017-4-A2B 2.524%, 04/15/2021(h) 1 mo. USD LIBOR + 0.130%	165,767
158,678	Series 2018-1-A2B 2.544%, 05/17/2021(h) 1 mo. USD LIBOR + 0.150%	158,650
445,000	Series 2018-2-D 3.990%, 04/15/2025	459,157
1,426,998	Series 2018-3-A2B 2.594%, 10/15/2021(h) 1 mo. USD LIBOR + 0.200%	1,426,313
305,000	Series 2018-4-D 4.150%, 04/15/2025	318,027
	Castlelake Aircraft Securitization Trust

Principal Amount^		Value
$ 236,555	Series 2018-1-B 5.300%, 06/15/2043(b)	$240,215
4,043,132	Series 2018-1-C 6.625%, 06/15/2043(b)	4,070,031
	Castlelake Aircraft Structured Trust
3,000,000	Series 2019-1A-E 0.000%, 04/15/2039(b)	3,007,500
	CCG Receivables Trust
100,000	Series 2018-1-C 3.420%, 06/16/2025(b)	101,480
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 8.397%, 04/15/2030(b)(h) 3 mo. USD LIBOR + 5.800%	475,564
	Chesapeake Funding II LLC
180,000	Series 2017-2A-D 3.710%, 05/15/2029(b)	182,628
453,012	Series 2017-4A-A2 2.734%, 11/15/2029(b)(h) 1 mo. USD LIBOR + 0.340%	452,982
250,000	Series 2018-1A-C 3.570%, 04/15/2030(b)	255,355
640,000	Series 2018-1A-D 3.920%, 04/15/2030(b)	655,515
	CIG Auto Receivables Trust
46,875	Series 2017-1A-A 2.710%, 05/15/2023(b)	46,849
	Citibank Credit Card Issuance Trust
2,000,000	Series 2018-A1-A1 2.490%, 01/20/2023	2,014,262
	Coinstar Funding LLC
4,018,000	Series 2017-1A-A2 5.216%, 04/25/2047(b)	4,118,745
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(b)	494,880
230,000	Series 2016-1-C 4.638%, 06/15/2048(b)(f)	232,891
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 7.988%, 04/17/2030(b)(h) 3 mo. USD LIBOR + 5.400%	931,693
	CPS Auto Receivables Trust
220,000	Series 2017-D-D 3.730%, 09/15/2023(b)	223,256
105,000	Series 2018-A-C 3.050%, 12/15/2023(b)	105,592
490,000	Series 2018-D-C 3.830%, 09/15/2023(b)	501,709
	Credit Acceptance Auto Loan Trust
775,000	Series 2018-2A-C 4.160%, 09/15/2027(b)	805,888
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(f)	305,598
	CVP Cascade CLO-2 Ltd.
967,858	Series 2014-2A-A1R 3.801%, 07/18/2026(b)(h) 3 mo. USD LIBOR + 1.200%	967,949
	DB Master Finance LLC
217,000	Series 2019-1A-A23 4.352%, 05/20/2049(b)	224,794

The accompanying notes are an integral part of these financial statements.

42	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Diamond Resorts Owner Trust
$ 126,122	Series 2017-1A-C 6.070%, 10/22/2029(b)	$129,737
570,782	Series 2018-1-C 4.530%, 01/21/2031(b)	578,368
	Discover Card Execution Note Trust
1,585,000	Series 2018-A3-A3 2.624%, 12/15/2023(h) 1 mo. LIBOR + 0.230%	1,588,408
	Domino’s Pizza Master Issuer LLC
326,700	Series 2018-1A-A2II 4.328%, 07/25/2048(b)	341,585
	Dominos Pizza Master Issuer LLC
49,125	Series 2017-1A Class A23 4.118%, 07/25/2047(b)	51,100
	Dorchester Park CLO Ltd.
500,000	Series 2015-1A-ER 7.592%, 04/20/2028(b)(h) 3 mo. USD LIBOR + 5.000%	477,299
	Drive Auto Receivables Trust
975,000	Series 2018-1-D 3.810%, 05/15/2024	992,614
630,000	Series 2018-5-D 4.300%, 04/15/2026	656,028
	Driven Brands Funding LLC
232,650	Series 2018-1A-A2 4.739%, 04/20/2048(b)	244,549
	Dryden 40 Senior Loan Fund
1,000,000	Series 2015-40A-ER 8.268%, 08/15/2031(b)(h) 3 mo. USD LIBOR + 5.750%	953,881
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 9.797%, 04/15/2031(b)(h) 3 mo. USD LIBOR + 7.200%	437,094
	DT Auto Owner Trust
645,220	Series 2016-1A-D 4.660%, 12/15/2022(b)	650,423
667,295	Series 2016-2A-D 5.430%, 11/15/2022(b)	674,285
410,000	Series 2018-2A-D 4.150%, 03/15/2024(b)	421,651
585,000	Series 2018-3A-C 3.790%, 07/15/2024(b)	596,993
	Earnest Student Loan Program LLC
13,000	Series 2016-D-R 0.000%, 01/25/2041(b)	450,918
	Elevation CLO Ltd.
1,035,000	Series 2015-4A-AR 3.385%, 04/18/2027(b)(h) 3 mo. USD LIBOR + 0.990%	1,035,000
	Fairstone Financial Issuance Trust
670,000 (CAD)	Series 2019-1A-A 3.948%, 03/21/2033(b)	517,381
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 7.997%, 07/15/2030(b)(h) 3 mo. USD LIBOR + 5.400%	464,075
	Five Guys Funding LLC

Principal Amount^		Value
$ 674,900	Series 2017-1A-A2 4.600%, 07/25/2047(b)	$701,974
	Flagship Credit Auto Trust
300,000	Series 2016-3-E 6.250%, 10/15/2023(b)	313,970
700,000	Series 2019-2-D 3.530%, 05/15/2025(b)	710,530
	Ford Credit Auto Owner Trust
79,690	Series 2017-C-A2B 2.514%, 09/15/2020(h) 1 mo. USD LIBOR + 0.120%	79,784
	GCAT LLC
104,394	Series 2017-2-A1 3.500%, 04/25/2047(b)(f)	104,758
244,036	Series 2018-1-A1 3.844%, 06/25/2048(b)(f)	246,027
	Genesis Sales Finance Master Trust
145,000	Series 2019-AA-A 4.680%, 08/20/2023(b)	148,027
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 8.997%, 10/15/2030(b)(h) 3 mo. USD LIBOR + 6.400%	494,608
	Global Container Assets 2014 Holdings Ltd.
762,831	Series 2014-1-C 6.000%, 01/05/2030(b)(c)(d)	608,739
324,154	Series 2014-1-D 7.500%, 01/05/2030(b)(c)(d)	162,109
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(b)(c)(d)	0
	Global Container Assets Ltd.
185,125	Series 2015-1A-B 4.500%, 02/05/2030(b)(d)	182,614
	GM Financial Consumer Automobile Receivables Trust
691,825	Series 2018-1-A2B 2.484%, 01/19/2021(h) 1 mo. USD LIBOR + 0.090%	691,650
674,586	Series 2018-3-A2B 2.504%, 07/16/2021(h) 1 mo. USD LIBOR + 0.110%	674,482
	GSAA Home Equity Trust
676,612	Series 2006-10-AF5 6.448%, 06/25/2036(f)	312,550
	Halcyon Loan Advisors Funding Ltd.
175,094	Series 2013-1A-A1 3.747%, 04/15/2025(b)(h) 3 mo. USD LIBOR + 1.150%	175,138
1,129,155	Series 2014-2A-A1BR 3.762%, 04/28/2025(b)(h) 3 mo. USD LIBOR + 1.180%	1,129,364
	Harbour Aircraft Investments Ltd.
1,380,897	Series 2017-1-C 8.000%, 11/15/2037	1,392,335
	Harley Marine Financing LLC
964,292	Series 2018-1A-A2 5.682%, 05/15/2043(b)	802,538

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	43

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Hertz Vehicle Financing II L.P.
$ 365,000	Series 2017-2A-A 3.290%, 10/25/2023(b)	$371,895
	Home Partners of America Trust
340,000	Series 2016-2-E 6.174%, 10/17/2033(b)(h) 1 mo. LIBOR + 3.780%	341,175
580,000	Series 2016-2-F 7.094%, 10/17/2033(b)(h) 1 mo. LIBOR + 4.700%	582,296
	Honda Auto Receivables Owner Trust
383,343	Series 2017-3-A3 1.790%, 09/20/2021	382,345
690,000	Series 2019-1-A3 2.830%, 03/20/2023	700,216
	Horizon Aircraft Finance I Ltd.
2,825,299	Series 2018-1-C 6.657%, 12/15/2038(b)	2,930,537
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(b)	3,638,921
	Invitation Homes Trust
714,902	Series 2018-SFR1-E 4.394%, 03/17/2037(b)(h) 1 mo. LIBOR + 2.000%	717,217
1,225,000	Series 2018-SFR2-E 4.394%, 06/17/2037(b)(h) 1 mo. LIBOR + 2.000%	1,227,163
	Jamestown CLO VII Ltd.
785,000	Series 2015-7A-A1R 3.410%, 07/25/2027(b)(h) 3 mo. USD LIBOR + 0.830%	782,889
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 4.909%, 11/25/2036(f)	1,043,026
	Kestrel Aircraft Funding Ltd.
576,707	Series 2018-1A-A 4.250%, 12/15/2038(b)	587,231
	Labrador Aviation Finance Ltd.
1,697,917	Series 2016-1A-B1 5.682%, 01/15/2042(b)	1,773,271
	LCM 26 Ltd.
500,000	Series 26A-E 7.892%, 01/20/2031(b)(h) 3 mo. USD LIBOR + 5.300%	464,880
	LCM Loan Income Fund I Income Note Issuer Ltd.
500,000	Series 27A-E 8.201%, 07/16/2031(b)(h) 3 mo. USD LIBOR + 5.600%	470,373
	LCM XVII L.P.
1,000,000	Series 17A-ER 8.597%, 10/15/2031(b)(h) 3 mo. USD LIBOR + 6.000%	918,444
	LCM XX L.P.
500,000	Series 20A-ER 8.042%, 10/20/2027(b)(h) 3 mo. USD LIBOR + 5.450%	483,163

Principal Amount^		Value
	Lehman XS Trust
$ 2,889,925	Series 2005-6-3A3A 5.760%, 11/25/2035(f)	$2,059,447
636,486	Series 2006-8-3A3 5.354%, 06/25/2036(f)	644,417
	Madison Park Funding XII Ltd.
250,000	Series 2014-12A-B1R 4.242%, 07/20/2026(b)(h) 3 mo. USD LIBOR + 1.650%	250,231
	Madison Park Funding XIV Ltd.
1,000,000	Series 2014-14A-ER 8.392%, 10/22/2030(b)(h) 3 mo. USD LIBOR + 5.800%	953,049
	MAPS Ltd.
673,622	Series 2018-1A-A 4.212%, 05/15/2043(b)	691,058
306,159	Series 2019-1A-A 4.458%, 03/15/2044(b)	317,185
	Marlette Funding Trust
455,000	Series 19-3A, Class A 2.690%, 09/17/2029(b)	455,211
297,610	Series 2019-1A-A 3.440%, 04/16/2029(b)	300,218
	Master Asset-Backed Securities Trust
11,608,041	Series 2006-NC3-A3 2.504%, 10/25/2036(h) 1 mo. USD LIBOR + 0.100%	7,267,516
	Mosaic Solar Loans LLC
1,987,889	Series 2017-2A-B 4.770%, 06/22/2043(b)	2,056,580
	Motor Plc
448,813	Series 2017-1A-A1 2.934%, 09/25/2024(b)(h) 1 mo. USD LIBOR + 0.530%	449,006
	Mountain View CLO X Ltd.
865,000	Series 2015-10A-AR 3.417%, 10/13/2027(b)(h) 3 mo. USD LIBOR + 0.820%	865,444
	MVW Owner Trust
160,000	Series 2019-1A-C 3.330%, 11/20/2036(b)	162,046
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 8.092%, 10/20/2030(b)(h) 3 mo. USD LIBOR + 5.500%	932,911
	Nationstar HECM Loan Trust
3,200,000	Series 2018-1A-M4 4.705%, 02/25/2028(b)(g)	3,227,652
	Navistar Financial Dealer Note Master Owner Trust
310,000	Series 2018-1-A 3.034%, 09/25/2023(b)(h) 1 mo. LIBOR + 0.630%	310,704
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-E 7.997%, 01/15/2028(b)(h) 3 mo. USD LIBOR + 5.400%	479,095
	Neuberger Berman CLO XXIII Ltd.
1,000,000	Series 2016-23A-ER 8.338%, 10/17/2027(b)(h) 3 mo. USD LIBOR + 5.750%	976,977

The accompanying notes are an integral part of these financial statements.

44	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Neuberger Berman Loan Advisers CLO 26 Ltd.
$ 1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(b)(g)	$790,076
	NextGear Floorplan Master Owner Trust
1,940,000	Series 2017-1A-A1 3.244%, 04/18/2022(b)(h) 1 mo. LIBOR + 0.850%	1,947,980
1,210,000	Series 2017-2A-A1 3.074%, 10/17/2022(b)(h) 1 mo. LIBOR + 0.680%	1,214,562
845,000	Series 2018-1A-A1 3.034%, 02/15/2023(b)(h) 1 mo. LIBOR + 0.640%	847,728
	Nissan Auto Lease Trust
24,293	Series 2017-B-A2B 2.604%, 12/16/2019(h) 1 mo. USD LIBOR + 0.210%	24,294
	Nissan Auto Receivables Owner Trust
3,719	Series 2017-B-A2B 2.494%, 05/15/2020(h) 1 mo. USD LIBOR + 0.100%	3,719
324,382	Series 2017-C-A2B 2.464%, 10/15/2020(h) 1 mo. USD LIBOR + 0.070%	324,392
1,060,000	Series 2018-A-A3 2.650%, 05/16/2022	1,065,703
753,150	Series 2018-B-A2B 2.494%, 07/15/2021(h) 1 mo. USD LIBOR + 0.100%	753,311
	NRZ Excess Spread-Collateralized Notes
2,127,126	Series 2018-PLS2-D 4.593%, 02/25/2023(b)	2,145,958
	Oak Hill Advisors Residential Loan Trust
177,917	Series 2017-NPL1-A1 3.000%, 06/25/2057(b)(f)	178,032
472,585	Series 2017-NPL2-A1 3.000%, 07/25/2057(b)(f)	474,007
	Octagon Investment Partners 26 Ltd.
1,000,000	Series 2016-1A-FR 10.687%, 07/15/2030(b)(h) 3 mo. USD LIBOR + 8.090%	920,119
	Octagon Investment Partners XVI Ltd.
1,000,000	Series 2013-1A-ER 8.338%, 07/17/2030(b)(h) 3 mo. USD LIBOR + 5.750%	931,951
1,500,000	Series 2013-1A-SUB 1.000%, 07/17/2030(b)(g)	528,605
	OneMain Financial Issuance Trust
675,000	Series 2015-3A-B 4.160%, 11/20/2028(b)	694,035
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(b)	1,029,656

Principal Amount^		Value
	Oxford Finance Funding LLC
$ 180,000	Series 2019-1A-A2 4.459%, 02/15/2027(b)	$184,974
	Parallel Ltd.
840,000	Series 2015-1A-AR 3.442%, 07/20/2027(b)(h) 3 mo. USD LIBOR + 0.850%	840,475
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
8,000,000	Series 2005-WHQ1-M5 3.529%, 03/25/2035(h) 1 mo. USD LIBOR + 1.125%	8,027,838
	Planet Fitness Master Issuer LLC
858,513	Series 2018-1A-A2I 4.262%, 09/05/2048(b)	886,554
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 4.754%, 04/25/2023(b)(h) 1 mo. USD LIBOR + 2.350%	7,416,289
	Preston Ridge Partners Mortgage LLC
562,351	Series 2017-2A-A1 3.470%, 09/25/2022(b)(f)	565,574
315,000	Series 2017-2A-A2 5.000%, 09/25/2022(b)(f)	317,453
260,247	Series 2017-3A-A1 3.470%, 11/25/2022(b)(g)	261,475
120,000	Series 2017-3A-A2 5.000%, 11/25/2022(b)(g)	119,603
275,000	Series 2018-1A-A2 5.000%, 04/25/2023(b)(g)	275,193
	Progress Residential Trust
210,000	Series 2017-SFR2-E 4.142%, 12/17/2034(b)	214,202
125,000	Series 2018-SFR2-E 4.656%, 08/17/2035(b)	129,715
530,000	Series 2019-SFR1-E 4.466%, 08/17/2035(b)	550,321
	RCO V Mortgage LLC
115,684	Series 2018-1-A1 4.000%, 05/25/2023(b)(f)	116,450
	RMAT L.P.
423,971	Series 2018-NPL1-A1 4.090%, 05/25/2048(b)(f)	427,861
	S-Jets Ltd.
1,277,167	Series 2017-1-A 3.967%, 08/15/2042(b)	1,305,011
	Santander Drive Auto Receivables Trust
1,120,000	Series 2018-2-D 3.880%, 02/15/2024	1,148,247
975,000	Series 2018-3-D 4.070%, 08/15/2024	1,006,503
735,000	Series 2018-5-C 3.810%, 12/16/2024	750,602
875,000	Series 2019-2-D 3.220%, 07/15/2025	888,271
	Santander Retail Auto Lease Trust
2,408	Series 2017-A-A2B 2.653%, 03/20/2020(b)(h) 1 mo. USD LIBOR + 0.270%	2,408

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Sapphire Aviation Finance I Ltd.
$ 663,480	Series 2018-1A-B 5.926%, 03/15/2040(b)	$688,442
	SCF Equipment Leasing LLC
1,135,000	Series 2018-1A-C 4.210%, 04/20/2027(b)	1,195,709
	Shenton Aircraft Investment I Ltd.
293,196	Series 2015-1A-A 4.750%, 10/15/2042(b)	300,843
	SLM Private Credit Student Loan Trust
334,000	Series 2003-A-A3 5.030%, 06/15/2032(h) 28 day ARS	333,900
974,000	Series 2003-B-A3 5.080%, 03/15/2033(h) 28 day ARS	973,708
85,000	Series 2003-B-A4 4.750%, 03/15/2033(h) 28 day ARS	84,975
	SMB Private Education Loan Trust
365,000	Series 2017-B-A2B 3.144%, 10/15/2035(b)(h) 1 mo. USD LIBOR + 0.750%	365,175
	SoFi Consumer Loan Program Trust
620,000	Series 2018-2-A2 3.350%, 04/26/2027(b)	626,416
435,000	Series 2018-2-B 3.790%, 04/26/2027(b)	445,833
	SoFi Professional Loan Program LLC
14,612	Series 2014-B-A1 3.654%, 08/25/2032(b)(h) 1 mo. USD LIBOR + 1.250%	14,653
283,367	Series 2016-A-B 3.570%, 01/26/2038(b)	281,291
133,000	Series 2017-F-R1 0.000%, 01/25/2041(b)	9,088,297
63,855	Series 2019-B-R1 0.000%, 08/17/2048(b)	2,314,482
	Soundview Home Loan Trust
6,147,317	Series 2007-OPT3-2A3 2.584%, 08/25/2037(h) 1 mo. USD LIBOR + 0.180%	6,051,139
	Sprite Ltd.
321,179	Series 2017-1-B 5.750%, 12/15/2037(b)	330,453
	Staniford Street CLO Ltd.
629,566	Series 2014-1A-AR 3.590%, 06/15/2025(b)(h) 3 mo. USD LIBOR + 1.180%	629,977
	Stanwich Mortgage Loan Trust
13,674	Series 2012-2-A 0.000%, 03/15/2047(b)(g)	4,096
455,875	Series 2018-NPB1-A1 4.016%, 05/16/2023(b)(f)	458,994
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 7.877%, 01/15/2030(b)(h) 3 mo. USD LIBOR + 5.280%	466,003

Principal Amount^		Value
	Terwin Mortgage Trust
$ 890,079	Series 2006-3-2A2 2.614%, 04/25/2037(b)(h) 1 mo. USD LIBOR + 0.210%	$879,263
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.000%, 01/15/2031(b)	845,469
500,000	Series 2018-2A-E 8.347%, 07/15/2030(b)(h) 3 mo. USD LIBOR + 5.750%	463,778
	Thunderbolt Aircraft Lease Ltd.
705,946	Series 2017-A-B 5.750%, 05/17/2032(b)(f)	730,017
	Tidewater Auto Receivables Trust
110,000	Series 2018-AA-D 4.300%, 11/15/2024(b)	112,601
	Toyota Auto Receivables Owner Trust
147,490	Series 2017-C-A2B 2.474%, 07/15/2020(h) 1 mo. USD LIBOR + 0.080%	147,486
279,640	Series 2017-D-A2B 2.444%, 08/17/2020(h) 1 mo. USD LIBOR + 0.050%	279,619
1,077,194	Series 2018-A-A2B 2.464%, 10/15/2020(h) 1 mo. USD LIBOR + 0.070%	1,077,091
	United Auto Credit Securitization Trust
640,000	Series 2019-1-C 3.160%, 08/12/2024(b)	643,952
	Venture XXI CLO Ltd.
645,000	Series 2015-21A-AR 3.477%, 07/15/2027(b)(h) 3 mo. USD LIBOR + 0.880%	645,525
	Vericrest Opportunity Loan Trust
538,638	Series 2019-NPL3-A1 3.967%, 03/25/2049(b)(f)	543,875
	Verizon Owner Trust
620,000	Series 2017-3A-A1B 2.653%, 04/20/2022(b)(h) 1 mo. USD LIBOR + 0.270%	620,774
	Veros Automobile Receivables Trust
44,405	Series 2017-1-A 2.840%, 04/17/2023(b)	44,379
	Volkswagen Auto Loan Enhanced Trust
699,894	Series 2018-1-A2B 2.563%, 07/20/2021(h) 1 mo. USD LIBOR + 0.180%	700,056
	VOLT LXVIII LLC
431,035	Series 2018-NPL4-A1A 4.336%, 07/27/2048(b)(f)	435,568
	VOLT LXX LLC
475,158	Series 2018-NPL6-A1A 4.115%, 09/25/2048(b)(f)	480,861
	VOLT LXXI LLC
317,852	Series 2018-NPL7-A1A 3.967%, 09/25/2048(b)(f)	321,088
	VOLT LXXII LLC
2,327,788	Series 2018-NPL8-A1A 4.213%, 10/26/2048(b)(f)	2,348,220

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	VOLT LXXV LLC
$ 801,977	Series 2019-NPL1-A1A 4.336%, 01/25/2049(b)(f)	$815,167
	Voya CLO Ltd.
500,000	Series 2018-2A-E 7.847%, 07/15/2031(b)(h) 3 mo. USD LIBOR + 5.250%	454,229
	WAVE Trust
302,123	Series 2017-1A-B 5.682%, 11/15/2042(b)	312,368
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 8.092%, 07/20/2030(b)(h) 3 mo. USD LIBOR + 5.500%	955,983
	Westlake Automobile Receivables Trust
205,000	Series 2017-1A-D 3.460%, 10/17/2022(b)	206,227
245,000	Series 2018-1A-D 3.410%, 05/15/2023(b)	246,897
565,000	Series 2018-2A-D 4.000%, 01/16/2024(b)	577,798
	Wingstop Funding LLC
239,400	Series 2018-1-A2 4.970%, 12/05/2048(b)	251,904

TOTAL ASSET-BACKED SECURITIES (Cost $181,864,883)		183,945,559

BANK LOANS: 2.9%
	1011778 B.C. Unlimited Liability Co.
1,305,881	4.652%, 02/16/2024(h) 1 mo. LIBOR + 2.250%	1,298,268
	Acrisure LLC
473,650	6.772%, 11/22/2023(h) 3 mo. LIBOR + 4.250%	472,369
	AES Corp.
780,114	4.272%, 05/31/2022(h) 3 mo. LIBOR + 1.750%	780,017
	Albertsons LLC
114,712	5.402%, 11/17/2025(h) 1 mo. LIBOR + 3.000%	114,282
	Alix Partners LLP
227,432	5.152%, 04/04/2024(h) 1 mo. LIBOR + 2.750%	227,212
	Allied Universal Holding Co. LLC
235,000	0.000%, 06/26/2026(i)	234,412
	Almonde, Inc.
470,300	5.902%, 06/13/2024(h) 1 mo. LIBOR + 3.500%	459,067
	American Builders & Contractors Supply Co., Inc.
526,666	4.402%, 10/31/2023(h) 1 mo. LIBOR + 2.000%	519,698
	Aramark Services, Inc.
931,618	4.080%, 03/11/2025(h) 3 mo. LIBOR + 1.750%	929,871
	Athenahealth, Inc.
164,588	7.045%, 02/11/2026(h) 3 mo. LIBOR + 4.500%	164,485

Principal Amount^		Value
	Auris Luxembourg III S.A.R.L.
$189,525	6.152%, 02/27/2026(h) 1 mo. LIBOR + 3.750%	$190,141
	Axalta Coating Systems US Holdings, Inc.
627,252	4.080%, 06/01/2024(h) 3 mo. LIBOR + 1.750%	620,785
	Bausch Health Cos., Inc.
154,688	5.162%, 11/27/2025(h) 1 mo. LIBOR + 2.750%	153,963
	Berry Global, Inc.
586,250	0.000%, 05/15/2026(i)	582,952
	BJ Services LLC
3,300,000	9.650%, 01/03/2023(c)(d)(h) 3 mo. LIBOR + 7.000%	3,270,493
	BJ’s Wholesale Club, Inc.
134,323	5.161%, 02/03/2024(h) 1 mo. LIBOR + 2.750%	134,617
	Blackstone CQP Holdco L.P.
185,000	5.887%, 09/30/2024(h) 3 mo. LIBOR + 3.500%	185,416
	Brookfield WEC Holdings Inc.
29,000	0.000%, 08/01/2025(h)(i) 1 mo. LIBOR + 3.500%	29,000
	Brookfield WEC Holdings, Inc.
233,825	5.902%, 08/01/2025(h) 1 mo. LIBOR + 3.500%	233,809
	California Resources Corp.
4,092,000	7.152%, 12/31/2022(h) 1 mo. LIBOR + 4.750%	3,923,205
	Calpine Corp.
240,000	5.080%, 04/05/2026(h) 3 mo. LIBOR + 2.750%	239,926
	Canyon Valor Cos., Inc.
484,192	5.080%, 06/16/2023(h) 3 mo. LIBOR + 2.750%	482,073
	Capri Finance LLC
467,683	5.833%, 11/01/2024(h) 3 mo. LIBOR + 3.250%	459,733
	Catalent Pharma Solutions, Inc.
488,775	4.652%, 05/18/2026(h) 1 mo. LIBOR + 2.250%	489,386
	Change Healthcare Holdings LLC
475,610	5.152%, 03/01/2024(h) 1 mo. LIBOR + 2.750%	472,759
	CHG Healthcare Services, Inc.
478,446	5.402%, 06/07/2023(h) 1 mo. LIBOR + 3.000%	476,692
	Colorado Buyer, Inc.
477,123	5.420%, 05/01/2024(h) 1 mo. LIBOR + 3.000%	445,814
	CommScope, Inc.
200,000	5.652%, 04/06/2026(h) 1 mo. LIBOR + 3.250%	199,700
	Concentra, Inc.
465,395	5.210%, 06/01/2022(h) 3 mo. LIBOR + 2.750%	466,559
	CSC Holdings LLC
195,000	5.394%, 04/15/2027(h) 1 mo. LIBOR + 3.000%	195,536

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Cvent, Inc.
$ 456,977	6.152%, 11/29/2024(h) 1 mo. LIBOR + 3.750%	$452,407
	E.W. Scripps Co. (The)
144,638	5.152%, 05/01/2026(h) 1 mo. LIBOR + 2.750%	144,547
	Edelman Financial Center LLC
119,699	0.000%, 07/21/2025(h)(i) 3 mo. LIBOR + 3.250%	119,486
	Edgewater Generation LLC
173,551	6.152%, 12/13/2025(h) 1 mo. LIBOR + 3.750%	173,479
	Equian LLC
481,713	5.652%, 05/20/2024(h) 1 mo. LIBOR + 3.250%	481,894
	Equinox Holdings, Inc.
484,171	5.402%, 03/08/2024(h) 1 mo. LIBOR + 3.000%	483,467
	Filtration Group Corp.
476,558	5.402%, 03/29/2025(h) 1 mo. LIBOR + 3.000%	476,344
	Financial & Risk US Holdings, Inc.
393,225	6.152%, 10/01/2025(h) 1 mo. LIBOR + 3.750%	381,980
	First Data Corp.
686,339	4.404%, 07/08/2022(h) 1 mo. LIBOR + 2.000%	686,322
	Forest City Enterprises L.P.
144,275	6.402%, 12/07/2025(h) 1 mo. LIBOR + 4.000%	145,056
	Garda World Security Corp.
478,334	6.025%, 05/24/2024(h) 3 mo. PRIME + 2.500%	476,040
	Gavilan Resources LLC
1,025,000	8.402%, 03/01/2024(h) 1 mo. LIBOR + 6.000%	548,375
	Gentiva Health Services, Inc.
478,488	6.188%, 07/02/2025(h) 1 mo. LIBOR + 3.750%	479,536
	GOBP Holdings, Inc.
127,809	6.135%, 10/18/2025(h) 3 mo. LIBOR + 3.750%	127,929
	Gray Television, Inc.
413,000	0.000%, 02/07/2024(d)(i)	411,864
199,000	0.000%, 01/02/2026(d)(i)	199,050
	Greeneden U.S. Holdings II LLC
363,856	5.652%, 12/01/2023(h) 1 mo. LIBOR + 3.250%	360,161
	Grifols Worldwide Operations USA, Inc.
864,638	4.635%, 01/31/2025(h) 1 Week LIBOR + 2.250%	863,259
	Hamilton Holding Co. LLC
959,109	4.330%, 07/02/2025(h) 3 mo. LIBOR + 2.000%	954,314
	Hayward Industries, Inc.
466,002	5.902%, 08/05/2024(h) 1 mo. LIBOR + 3.500%	457,264

Principal Amount^		Value
	HC Group Holdings II, Inc.
$ 175,000	0.000%, 05/21/2026(i)	$174,781
	Hyland Software, Inc.
465,694	5.652%, 07/01/2024(h) 1 mo. LIBOR + 3.250%	463,222
	iHeartCommunications, Inc.
664,518	0.000%, 05/01/2026(i)	666,130
	Informatica LLC
476,720	5.652%, 08/05/2022(h) 1 mo. LIBOR + 3.250%	477,714
	IQVIA, Inc.
304,575	4.330%, 01/17/2025(h) 3 mo. LIBOR + 2.000%	304,671
935,550	4.152%, 06/11/2025(h) 1 mo. LIBOR + 1.750%	931,747
	IRB Holding Corp.
472,497	5.644%, 02/05/2025(h) 1 mo. LIBOR + 3.250%	467,293
	Iron Mountain, Inc.
1,131,556	4.152%, 01/02/2026(h) 1 mo. LIBOR + 1.750%	1,101,145
	Jaguar Holding Co. II
478,826	4.902%, 08/18/2022(h) 1 mo. LIBOR + 2.500%	476,760
	JBS USA Lux S.A.
234,412	4.902%, 05/01/2026(h) 1 mo. LIBOR + 2.500%	234,345
	Jeld-Wen, Inc.
932,879	4.330%, 12/14/2024(h) 3 mo. LIBOR + 2.000%	929,730
	Kronos, Inc.
480,927	5.579%, 11/01/2023(h) 3 mo. LIBOR + 3.000%	480,477
	Life Time Fitness, Inc.
478,157	5.272%, 06/10/2022(h) 3 mo. LIBOR + 2.750%	476,828
	Lower Cadence Holdings LLC
290,000	6.404%, 05/22/2026(h) 1 mo. LIBOR + 4.000%	288,973
	Messer Industries GmbH
149,625	4.830%, 03/01/2026(h) 3 mo. LIBOR + 2.500%	147,802
	Microchip Technology, Inc.
281,697	4.410%, 05/29/2025(h) 1 mo. LIBOR + 2.000%	280,729
	Milacron LLC
358,335	4.902%, 09/28/2023(h) 1 mo. LIBOR + 2.500%	349,377
	MLN U.S. Holding Co. LLC
473,151	6.939%, 11/30/2025(h) 1 mo. LIBOR + 4.500%	453,437
	MPH Acquisition Holdings LLC
464,041	5.080%, 06/07/2023(h) 3 mo. LIBOR + 2.750%	444,899
	Murray Energy Corp.
797,900	11.440%, 02/12/2021(d)(c)(h) 1 mo. LIBOR + 9.000%	797,900
	NCI Building Systems, Inc.
297,744	6.354%, 04/12/2025(h) 3 mo. LIBOR + 3.750%	290,177
	Nexstar Broadcasting, Inc.
185,000	0.000%, 06/19/2026(i)	184,538

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Panther BF Aggregator 2 L.P.
$ 235,014	5.902%, 04/30/2026(h) 1 mo. LIBOR + 3.500%	$233,619
	Pike Corp.
459,276	5.910%, 03/23/2025(h) 1 mo. LIBOR + 3.500%	460,466
	Plantronics, Inc.
445,147	4.902%, 07/02/2025(h) 1 mo. LIBOR + 2.500%	443,108
	PODS LLC
482,767	5.161%, 12/06/2024(h) 1 mo. LIBOR + 2.750%	476,532
	Post Holdings, Inc.
523,029	4.404%, 05/24/2024(h) 1 mo. LIBOR + 2.000%	521,248
	Prime Security Services Borrower LLC
423,881	5.152%, 05/02/2022(h) 1 mo. LIBOR + 2.750%	421,515
	Project Alpha Intermediate Holding, Inc.
365,556	6.370%, 04/26/2024(h) 6 mo. LIBOR + 3.500%	355,503
	Radiology Partners Holdings LLC
189,524	7.363%, 07/09/2025(h) 3 mo. LIBOR + 4.750%	189,494
	RegionalCare Hospital Partners Holdings, Inc.
233,825	6.904%, 11/17/2025(h) 1 mo. LIBOR + 4.500%	232,843
	Science Applications International Corp.
512,151	4.152%, 10/31/2025(h) 1 mo. LIBOR + 1.750%	509,590
	Securus Technologies Holdings, Inc.
298,367	6.830%, 11/01/2024(h) 3 mo. LIBOR + 4.500%	278,476
	Select Medical Corp.
417,454	4.850%, 03/06/2025(h) 3 mo. LIBOR + 2.500%	416,673
	Sirius Computer Solutions, Inc.
310,813	6.652%, 10/30/2022(h) 1 mo. LIBOR + 4.250%	312,950
	Solera LLC
481,356	5.152%, 03/03/2023(h) 1 mo. LIBOR + 2.750%	478,425
	Sophia L.P.
454,233	5.580%, 09/30/2022(h) 3 mo. LIBOR + 3.250%	453,495
	Sprint Communications, Inc.
473,788	4.938%, 02/02/2024(h) 1 mo. LIBOR + 2.500%	467,470
	Starfruit Finco B.V.
465,990	5.669%, 10/01/2025(h) 1 mo. LIBOR + 3.250%	459,873
	Trans Union LLC
491,775	4.402%, 04/10/2023(h) 1 mo. LIBOR + 2.000%	491,556

Principal Amount^		Value
	TransDigm, Inc.
$ 364,287	4.830%, 06/09/2023(h) 3 mo. LIBOR + 2.500%	$358,198
	Transform SR Holdings LLC
2,235,000	9.654%, 02/12/2024(d)(h) 1 mo. LIBOR + 7.250%	2,254,556
	Travel Leaders Group LLC
128,700	6.383%, 01/25/2024(h) 1 mo. LIBOR + 4.000%	129,129
	Truck Hero, Inc.
814,173	6.152%, 04/21/2024(h) 1 mo. LIBOR + 3.750%	767,871
	Uber Technologies
1,105,882	5.904%, 07/13/2023(h) 1 mo. LIBOR + 3.500%	1,106,457
	UFC Holdings LLC
130,000	5.660%, 04/29/2026(h) 1 mo. LIBOR + 3.250%	129,919
	United Rentals, Inc.
555,800	4.152%, 10/31/2025(h) 1 mo. LIBOR + 1.750%	556,495
	Unitymedia Finance LLC
530,000	4.394%, 06/01/2023(h) 1 mo. LIBOR + 2.000%	529,247
1,130,000	4.644%, 09/30/2025(h) 1 mo. LIBOR + 2.250%	1,128,062
	UPC Financing Partnership
366,043	4.894%, 01/15/2026(h) 1 mo. LIBOR + 2.500%	365,951
	Verifone Systems, Inc.
66,493	6.520%, 08/20/2025(h) 3 mo. LIBOR + 4.000%	64,664
	Verscend Holding Corp.
272,938	6.902%, 08/27/2025(h) 1 mo. LIBOR + 4.500%	273,664
	Vertafore, Inc.
406,265	5.652%, 07/02/2025(h) 1 mo. LIBOR + 3.250%	391,622
	Vistra Operations Co. LLC
838,807	4.397%, 12/31/2025(h) 1 mo. LIBOR + 2.000%	838,916
	Web.com Group, Inc.
172,648	6.161%, 10/10/2025(h) 1 mo. LIBOR + 3.750%	170,527
	Western Digital Corp.
332,000	0.000%, 04/29/2023(i)	325,775
	Wyndham Hotels & Resorts, Inc.
267,975	4.152%, 05/30/2025(h) 1 mo. LIBOR + 1.750%	267,473
	Ziggo Secured Finance Partnership
807,499	4.894%, 04/15/2025(h) 1 mo. LIBOR + 2.500%	792,358

TOTAL BANK LOANS (Cost $55,748,793)		54,951,409

CONVERTIBLE BONDS: 0.7%

Communications: 0.1%
	CalAmp Corp.
835,000	2.000%, 08/01/2025(b)	677,482

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

CONVERTIBLE BONDS (CONTINUED)

Communications (continued)
	DISH Network Corp.
$ 1,615,000	2.375%, 03/15/2024	$1,497,938
1,360,000	3.375%, 08/15/2026	1,325,570
	Liberty Media Corp.
159,529	2.250%, 09/30/2046	86,055

		3,587,045

Consumer, Non-cyclical: 0.1%
	BioMarin Pharmaceutical, Inc.
1,350,000	0.599%, 08/01/2024	1,404,844
	Flexion Therapeutics, Inc.
195,000	3.375%, 05/01/2024	170,259

		1,575,103

Diversified: 0.0%
	RWT Holdings, Inc.
130,000	5.625%, 11/15/2019	131,116

Energy: 0.1%
	Chesapeake Energy Corp.
440,000	5.500%, 09/15/2026	352,299
	Nabors Industries, Inc.
615,000	0.750%, 01/15/2024	441,714
	SM Energy Co.
140,000	1.500%, 07/01/2021	129,521
	Whiting Petroleum Corp.
230,000	1.250%, 04/01/2020	223,100

		1,146,634

Industrial: 0.4%
	Arconic, Inc.
7,390,000	1.625%, 10/15/2019	7,483,674
	Greenbrier Cos., Inc. (The)
180,000	2.875%, 02/01/2024	174,309

		7,657,983

TOTAL CONVERTIBLE BONDS (Cost $14,527,149)		14,097,881

CORPORATE BONDS: 26.9%

Basic Materials: 1.2%
	Ashland LLC
2,985,000	4.750%, 08/15/2022	3,130,519
	Cleveland-Cliffs, Inc.
840,000	5.750%, 03/01/2025	837,900
	CSN Islands XII Corp.
600,000	7.000%, 09/23/2019(e)	544,500
	First Quantum Minerals Ltd.
425,000	7.500%, 04/01/2025(b)	406,406
1,125,000	6.875%, 03/01/2026(b)	1,047,656
	FMG Resources August 2006 Pty Ltd.
6,710,000	5.125%, 03/15/2023(b)	6,953,237
	Freeport-McMoRan, Inc.
600,000	5.450%, 03/15/2043	552,000
	Hexion, Inc.
4,315,000	6.625%, 04/15/2020(j)	3,365,700
	Hudbay Minerals, Inc.
1,700,000	7.625%, 01/15/2025(b)	1,763,750

Principal Amount^		Value

Basic Materials (continued)
	Ingevity Corp.
$ 1,000,000	4.500%, 02/01/2026(b)	$972,500
	Schweitzer-Mauduit International, Inc.
1,940,000	6.875%, 10/01/2026(b)	1,988,500
	Vedanta Resources Finance II Plc
250,000	9.250%, 04/23/2026(b)	254,436
200,000	9.250%, 04/23/2026	203,549

		22,020,653

Communications: 4.1%
	Altice Luxembourg S.A.
3,300,000	7.625%, 02/15/2025(b)	3,116,437
1,200,000	10.500%, 05/15/2027(b)	1,236,000
	AT&T, Inc.
275,000	3.200%, 03/01/2022	280,958
1,375,000	3.800%, 03/15/2022	1,427,007
	C&W Senior Financing DAC
550,000	6.875%, 09/15/2027	570,680
	CommScope Technologies LLC
100,000	6.000%, 06/15/2025(b)	94,221
230,000	5.000%, 03/15/2027(b)	201,250
	DISH DBS Corp.
2,170,000	7.750%, 07/01/2026	2,110,325
	iHeartCommunications, Inc.
775,300	8.375%, 05/01/2027	816,019
	Match Group, Inc.
3,000,000	5.000%, 12/15/2027(b)	3,157,200
3,100,000	5.625%, 02/15/2029(b)	3,282,125
	Millicom International Cellular S.A.
205,000	5.125%, 01/15/2028(b)	208,587
630,000	6.250%, 03/25/2029(b)	677,250
550,000	6.250%, 03/25/2029	591,250
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/19/2021(b)(e)	532,662
	Netflix, Inc.
3,603,000	4.375%, 11/15/2026	3,694,156
3,000,000	5.875%, 11/15/2028	3,328,860
1,830,000	5.375%, 11/15/2029(b)	1,948,383
	Quebecor Media, Inc.
6,140,000	5.750%, 01/15/2023	6,600,500
	Sinclair Television Group, Inc.
5,230,000	5.125%, 02/15/2027(b)	5,151,550
	Sirius XM Radio, Inc.
327,000	4.625%, 07/15/2024(b)(k)	335,430
3,918,000	5.000%, 08/01/2027(b)	4,000,866
	Telecom Italia SpA
500,000	5.303%, 05/30/2024(b)	519,375
	Tribune Media Co.
6,814,000	5.875%, 07/15/2022	6,966,634
	Uber Technologies, Inc.
1,560,000	7.500%, 11/01/2023(b)	1,657,500
1,130,000	8.000%, 11/01/2026(b)	1,206,411
	VeriSign, Inc.
6,440,000	4.750%, 07/15/2027	6,729,800
	ViaSat, Inc.
6,854,000	5.625%, 09/15/2025(b)	6,768,325
	VTR Finance B.V.
550,000	6.875%, 01/15/2024	571,312

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications (continued)
	Windstream Services LLC/Windstream Finance Corp.
$ 3,595,000	8.625%, 10/31/2025(b)(j)	$3,684,875
	Zayo Group LLC/Zayo Capital, Inc.
4,544,000	6.000%, 04/01/2023	4,668,960
2,632,000	5.750%, 01/15/2027(b)	2,688,272

		78,823,180

Consumer, Cyclical: 3.9%
	Alimentation Couche-Tard, Inc.
424,000	2.950%, 12/13/2019(b)(h) 3 mo. USD LIBOR + 0.500%	424,120
	Allison Transmission, Inc.
6,900,000	4.750%, 10/01/2027(b)	6,882,750
	BMW US Capital LLC
1,870,000	3.014%, 04/12/2021(b)(h) 3 mo. USD LIBOR + 0.410%	1,872,243
	Carvana Co.
2,100,000	8.875%, 10/01/2023(b)	2,132,025
	Cedar Fair L.P.
163,000	5.250%, 07/15/2029(b)	166,514
	Century Communities, Inc.
1,190,000	5.875%, 07/15/2025	1,201,900
1,200,000	6.750%, 06/01/2027(b)	1,219,500
	Churchill Downs, Inc.
1,000,000	5.500%, 04/01/2027(b)	1,049,375
3,850,000	4.750%, 01/15/2028(b)	3,887,537
	Daimler Finance North America LLC
965,000	3.100%, 05/04/2020(b)	970,297
	FirstCash, Inc.
1,500,000	5.375%, 06/01/2024(b)	1,548,750
	General Motors Financial Co., Inc.
695,000	3.700%, 11/24/2020	704,196
1,110,000	3.442%, 04/09/2021(h) 3 mo. USD LIBOR + 0.850%	1,109,864
	Grupo Posadas SAB de C.V.
550,000	7.875%, 06/30/2022	554,813
	Hilton Domestic Operating Co., Inc.
4,600,000	4.875%, 01/15/2030(b)	4,749,500
	Home Depot, Inc. (The)
1,535,000	2.830%, 03/01/2022(h) 3 mo. USD LIBOR + 0.310%	1,538,262
	Hyundai Capital America
1,730,000	3.950%, 02/01/2022(b)	1,776,566
	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
7,614,000	6.750%, 11/15/2021(b)	7,840,136
	KAR Auction Services, Inc.
1,000,000	5.125%, 06/01/2025(b)	1,022,500
	KB Home
1,650,000	6.875%, 06/15/2027	1,765,500
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5,002,000	4.750%, 06/01/2027(b)	5,139,555
	Latam Airlines 2015-1 Pass Through Trust
1,697,393	4.500%, 11/15/2023	1,688,906

Principal Amount^		Value

Consumer, Cyclical (continued)
	Latam Finance Ltd.
$ 550,000	7.000%, 03/01/2026	$575,575
	LGI Homes, Inc.
2,000,000	6.875%, 07/15/2026(b)	2,055,000
	Live Nation Entertainment, Inc.
1,000,000	5.625%, 03/15/2026(b)	1,051,250
	M/I Homes, Inc.
1,550,000	5.625%, 08/01/2025	1,581,000
	Merlin Entertainments Plc
390,000	5.750%, 06/15/2026(b)	411,938
	MGM China Holdings Ltd.
625,000	5.375%, 05/15/2024(b)	642,031
	Nissan Motor Acceptance Corp.
960,000	3.650%, 09/21/2021(b)	983,153
	PulteGroup, Inc.
3,050,000	5.000%, 01/15/2027	3,209,538
	Suburban Propane Partners L.P./Suburban Energy Finance Corp.
3,835,000	5.875%, 03/01/2027	3,863,763
	Taylor Morrison Communities, Inc.
1,632,000	5.875%, 06/15/2027(b)	1,668,720
	Tempur Sealy International, Inc.
1,000,000	5.500%, 06/15/2026	1,041,250
	Toll Brothers Finance Corp.
300,000	4.350%, 02/15/2028	300,750
	Toyota Motor Credit Corp.
740,000	2.877%, 04/13/2021(h) 3 mo. USD LIBOR + 0.280%	742,545
	Walmart, Inc.
1,940,000	2.573%, 06/23/2021(h) 3 mo. USD LIBOR + 0.230%	1,945,054
	William Lyon Homes, Inc.
3,510,000	6.000%, 09/01/2023	3,580,200
325,000	6.625%, 07/15/2027(b)(k)	325,000
	Yum! Brands, Inc.
1,800,000	3.875%, 11/01/2023	1,832,580

		75,054,156

Consumer, Non-cyclical: 4.2%
	Altria Group, Inc.
1,750,000	3.490%, 02/14/2022	1,800,387
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
34,000	5.750%, 07/15/2027(b)(k)	34,340
	Avon International Operations, Inc.
2,981,000	7.875%, 08/15/2022(b)	3,107,693
	Brink’s Co. (The)
1,300,000	4.625%, 10/15/2027(b)	1,301,625
	Bristol-Myers Squibb Co.
1,735,000	2.600%, 05/16/2022(b)	1,757,699
	Campbell Soup Co.
985,000	2.910%, 03/16/2020(h) 3 mo. USD LIBOR + 0.500%	985,851
	Carriage Services, Inc.
430,000	6.625%, 06/01/2026(b)	442,900
	Cimpress N.V.
1,000,000	7.000%, 06/15/2026(b)	1,024,990
	Cott Holdings, Inc.
3,501,000	5.500%, 04/01/2025(b)	3,579,772
	CVS Health Corp.
1,970,000	3.173%, 03/09/2021(h) 3 mo. USD LIBOR + 0.720%	1,979,337

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	Diageo Capital Plc
$ 590,000	3.000%, 05/18/2020	$593,406
	Gartner, Inc.
3,500,000	5.125%, 04/01/2025(b)	3,606,750
	Graham Holdings Co.
2,860,000	5.750%, 06/01/2026(b)	3,031,600
	Hologic, Inc.
3,000,000	4.375%, 10/15/2025(b)	3,056,250
3,750,000	4.625%, 02/01/2028(b)	3,815,625
	Lamb Weston Holdings, Inc.
4,000,000	4.625%, 11/01/2024(b)	4,165,000
2,550,000	4.875%, 11/01/2026(b)	2,664,750
	Minerva Luxembourg S.A.
600,000	5.875%, 01/19/2028	602,250
	Mylan N.V.
550,000	5.250%, 06/15/2046	513,909
	Mylan, Inc.
205,000	5.200%, 04/15/2048	189,623
	NBM US Holdings, Inc.
1,860,000	7.000%, 05/14/2026(b)	1,962,765
	Nielsen Co. Luxembourg S.A.R.L. (The)
6,280,000	5.500%, 10/01/2021(b)	6,319,250
	Pfizer, Inc.
1,925,000	3.000%, 09/15/2021	1,964,167
	Pilgrim’s Pride Corp.
5,178,000	5.875%, 09/30/2027(b)	5,385,120
	Polaris Intermediate Corp.
3,050,000	8.500%, 12/01/2022(b)(l) PIK rate 9.250%	2,706,875
	Post Holdings, Inc.
1,900,000	5.500%, 03/01/2025(b)	1,968,875
3,000,000	5.750%, 03/01/2027(b)	3,112,500
1,750,000	5.625%, 01/15/2028(b)	1,804,688
	Revlon Consumer Products Corp.
1,120,000	6.250%, 08/01/2024	772,800
	Service Corp. International
5,010,000	4.625%, 12/15/2027	5,135,250
1,500,000	5.125%, 06/01/2029	1,586,250
	Teleflex, Inc.
2,488,000	4.875%, 06/01/2026	2,593,740
3,700,000	4.625%, 11/15/2027	3,820,250
	Teva Pharmaceutical Finance Netherlands III B.V.
2,535,000	4.100%, 10/01/2046	1,733,180

		79,119,467

Energy: 3.6%
	AI Candelaria Spain SLU
550,000	7.500%, 12/15/2028(b)	606,375
	Aker BP ASA
1,540,000	4.750%, 06/15/2024(b)	1,591,128
	Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp.
2,929,000	7.500%, 05/01/2025(b)	3,086,434
	Bellatrix Exploration Ltd.
417,000	8.500%, 09/11/2023(d)	366,960

Principal Amount^		Value

Energy (continued)
$ 454,000	12.500%, 12/15/2023(l) PIK rate 9.250%	$299,640
	Bruin E&P Partners LLC
2,820,000	8.875%, 08/01/2023(b)	2,382,900
	California Resources Corp.
5,392,000	8.000%, 12/15/2022(b)	4,091,180
23,000	6.000%, 11/15/2024	13,570
	Calumet Specialty Products Partners L.P./Calumet Finance Corp.
2,000,000	7.750%, 04/15/2023	1,925,000
	Canacol Energy Ltd.
550,000	7.250%, 05/03/2025	574,750
	Cheniere Energy Partners L.P.
5,390,000	5.625%, 10/01/2026(b)	5,699,925
	CNX Midstream Partners L.P./CNX Midstream Finance Corp.
595,000	6.500%, 03/15/2026(b)	568,225
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
1,000,000	5.625%, 05/01/2027(b)	1,000,000
	Eclipse Resources Corp.
985,000	8.875%, 07/15/2023	834,788
	Ensign Drilling, Inc.
150,000	9.250%, 04/15/2024(b)	148,125
	Genesis Energy L.P./Genesis Energy Finance Corp.
2,600,000	6.500%, 10/01/2025	2,551,250
2,550,000	6.250%, 05/15/2026	2,473,500
	Geopark Ltd.
550,000	6.500%, 09/21/2024	568,563
	Gran Tierra Energy International Holdings Ltd.
1,050,000	6.250%, 02/15/2025(b)	981,750
	Gran Tierra Energy, Inc.
550,000	7.750%, 05/23/2027(b)	542,025
	Gulfport Energy Corp.
2,260,000	6.000%, 10/15/2024	1,757,150
	Halcon Resources Corp.
3,200,000	6.750%, 02/15/2025(d)	976,000
	Jagged Peak Energy LLC
565,000	5.875%, 05/01/2026	559,350
	Kinder Morgan, Inc.
2,000,000	4.300%, 03/01/2028	2,145,451
	Lonestar Resources America, Inc.
380,000	11.250%, 01/01/2023(b)	361,363
	Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.
2,370,000	6.000%, 08/01/2026(b)	2,429,250
	Natural Resource Partners L.P./NRP Finance Corp.
700,000	9.125%, 06/30/2025(b)	722,750
	NGL Energy Partners L.P./NGL Energy Finance Corp.
2,335,000	7.500%, 04/15/2026(b)	2,422,562
	NuStar Logistics L.P.
2,525,000	6.000%, 06/01/2026	2,619,687
	Oceaneering International, Inc.
320,000	6.000%, 02/01/2028	318,400

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	Parkland Fuel Corp.
$ 3,585,000	6.000%, 04/01/2026(b)	$3,679,106
325,000	5.875%, 07/15/2027(b)(k)	330,996
	Petrobras Global Finance B.V.
885,000	5.750%, 02/01/2029	924,736
550,000	6.900%, 03/19/2049	586,850
	QEP Resources, Inc.
8,668,000	6.875%, 03/01/2021(a)	8,949,710
	Sunoco L.P./Sunoco Finance Corp.
2,801,000	6.000%, 04/15/2027(b)	2,948,052
	Tennessee Gas Pipeline Co. LLC
325,000	7.000%, 03/15/2027	394,833
	TerraForm Power Operating LLC
1,315,000	5.000%, 01/31/2028(b)	1,324,862
	Transocean Sentry Ltd.
500,000	5.375%, 05/15/2023(b)	501,875
	Transportadora de Gas del Sur S.A.
665,000	6.750%, 05/02/2025(b)	645,057
	Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp.
2,070,000	8.750%, 04/15/2023(b)	1,355,850
955,000	9.750%, 04/15/2023(b)	623,138
	YPF S.A.
780,000	48.750%, 07/07/2020(b)(h) BADLARPP + 4.000%	306,899
550,000	8.500%, 07/28/2025	552,998
840,000	6.950%, 07/21/2027(b)	765,198

		68,508,211

Financial: 4.3%
	AIA Group Ltd.
765,000	2.907%, 09/20/2021(b)(h) 3 mo. USD LIBOR + 0.520%	765,023
	AIG Global Funding
925,000	2.300%, 07/01/2022(b)(k)	925,549
	Aircastle Ltd.
1,295,000	4.250%, 06/15/2026	1,311,873
	American Equity Investment Life Holding Co.
450,000	5.000%, 06/15/2027	461,961
	American Express Co.
1,300,000	3.165%, 11/05/2021(h) 3 mo. USD LIBOR + 0.600%	1,307,112
	Ameriprise Financial, Inc.
680,000	3.000%, 03/22/2022	692,741
	Banco BTG Pactual S.A.
550,000	7.750%, 02/15/2029(g) 5 year CMT + 5.257%	575,438
	Banco do Brasil S.A.
600,000	6.250%, 04/15/2024(e)(g) 10 year CMT + 4.398%	572,550
	Banco Hipotecario S.A.
12,745,000 (ARS)	50.417%, 01/12/2020(b)(h) BADLARPP + 2.500%	297,401
12,020,000 (ARS)	51.688%, 11/07/2022(b)(h) BADLARPP + 4.000%	262,068
	Banco Macro S.A.

Principal Amount^		Value

Financial (continued)
$ 7,805,000 (ARS)	17.500%, 05/08/2022(b)	$114,520
250,000	6.750%, 11/04/2026(g) USSW5 + 5.463%	217,503
	Banco Mercantil del Norte S.A.
500,000	7.625%, 01/10/2028(e)(g) 10 year CMT + 5.353%	513,750
	Banco Supervielle S.A.
15,000,000 (ARS)	47.667%, 08/09/2020(b)(h) BADLARPP + 4.500%	351,250
	Bank of America Corp.
1,750,000	3.499%, 05/17/2022(g) 3 mo. USD LIBOR + 0.630%	1,784,178
1,575,000	2.999%, 06/25/2022(h) 3 mo. USD LIBOR + 0.650%	1,579,953
	Bank of New York Mellon (The)
875,000	2.803%, 12/04/2020(h) 3 mo. USD LIBOR + 0.300%	875,974
	BBVA Bancomer S.A.
600,000	5.125%, 01/18/2033(g) 5 year CMT + 2.650%	579,600
	CFLD Cayman Investment Ltd.
200,000	6.500%, 12/21/2020	201,260
	CIFI Holdings Group Co. Ltd.
200,000	5.500%, 01/23/2022	198,615
	Citibank N.A.
1,110,000	2.885%, 02/12/2021(h) 3 mo. USD LIBOR + 0.350%	1,110,099
	Citigroup, Inc.
1,780,000	2.350%, 08/02/2021	1,779,449
	Compass Group Diversified Holdings LLC
2,760,000	8.000%, 05/01/2026(b)	2,882,475
	Credit Acceptance Corp.
820,000	6.625%, 03/15/2026(b)	864,075
	Credito Real SAB de C.V.
550,000	9.125%, 11/29/2022(e)(g) 5 year CMT + 7.026%	558,668
	Easy Tactic Ltd.
200,000	7.000%, 04/25/2021	204,062
	Enova International, Inc.
1,120,000	8.500%, 09/01/2024(b)	1,069,600
40,000	8.500%, 09/15/2025(b)	37,900
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(b)	2,227,936
	Financiera Independencia SAB de C.V.
600,000	8.000%, 07/19/2024	545,856
	Forestar Group, Inc.
2,160,000	8.000%, 04/15/2024(b)	2,276,100
	Gilex Holding Sarl
300,000	8.500%, 05/02/2023	318,453
	Hall of Fame
397,364	10.822%, 05/15/2020(c)(d)(g)	397,364
	Howard Hughes Corp. (The)
1,910,000	5.375%, 03/15/2025(b)	1,982,962

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	HSBC Holdings Plc
$ 1,910,000	3.086%, 09/11/2021(h) 3 mo. USD LIBOR + 0.650%	$1,912,126
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
2,445,000	6.375%, 12/15/2025	2,501,968
2,500,000	6.250%, 05/15/2026(b)	2,540,625
	JPMorgan Chase Bank N.A.
1,780,000	3.086%, 04/26/2021(g) 3 mo. USD LIBOR + 0.350%	1,790,277
	KeyBank N.A.
1,050,000	3.300%, 02/01/2022	1,078,008
	Logan Property Holdings Co. Ltd.
200,000	5.250%, 02/23/2023	191,124
	Marsh & McLennan Cos., Inc.
1,210,000	3.500%, 12/29/2020	1,230,582
	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.
3,070,000	5.625%, 05/01/2024	3,319,437
3,300,000	5.750%, 02/01/2027(b)	3,559,875
	Mitsubishi UFJ Financial Group, Inc.
1,935,000	3.236%, 07/26/2021(h) 3 mo. USD LIBOR + 0.650%	1,943,352
1,935,000	3.535%, 07/26/2021	1,979,172
	MPT Operating Partnership L.P./MPT Finance Corp.
5,050,000	5.000%, 10/15/2027	5,214,125
	Navient Corp.
40,000	6.750%, 06/15/2026	41,600
	New Metro Global Ltd.
200,000	6.500%, 04/23/2021	202,514
	Radian Group, Inc.
2,120,000	4.500%, 10/01/2024	2,182,095
1,000,000	4.875%, 03/15/2027	1,008,750
	Shimao Property Holdings Ltd.
200,000	4.750%, 07/03/2022	201,723
	Springleaf Finance Corp.
575,000	7.125%, 03/15/2026	631,063
	Standard Chartered Plc
955,000	3.742%, 01/20/2023(b)(h) 3 mo. USD LIBOR + 1.150%	955,392
955,000	4.247%, 01/20/2023(b)(g) 3 mo. USD LIBOR + 1.150%	987,427
	Starwood Property Trust, Inc.
1,836,000	5.000%, 12/15/2021	1,891,080
4,833,000	4.750%, 03/15/2025	4,893,412
	Sumitomo Mitsui Banking Corp.
1,960,000	2.938%, 01/17/2020(h) 3 mo. USD LIBOR + 0.350%	1,962,757
	Sunac China Holdings Ltd.
200,000	8.625%, 07/27/2020	206,244
200,000	7.350%, 07/19/2021	205,019
	Synchrony Financial
965,000	5.150%, 03/19/2029	1,040,756
	Unifin Financiera SAB de C.V.
600,000	8.875%, 01/29/2025(e)(g) 5 year CMT + 6.308%	553,506

Principal Amount^		Value

Financial (continued)
	US Bank N.A.
$ 1,735,000	3.000%, 02/04/2021	$1,756,577
1,860,000	2.905%, 11/16/2021(h) 3 mo. USD LIBOR + 0.380%	1,865,939
	USAA Capital Corp.
1,940,000	3.000%, 07/01/2020(b)	1,954,500
	Wells Fargo Bank N.A.
940,000	3.625%, 10/22/2021	966,875
	Yanlord Land Hong Kong Co. Ltd.
200,000	5.875%, 01/23/2022	202,715

		80,813,933

Industrial: 3.3%
	3M Co.
1,750,000	2.750%, 03/01/2022	1,779,473
	Aeropuertos Dominicanos Siglo XXI S.A.
550,000	6.750%, 03/30/2029	580,250
	Arconic, Inc.
6,280,000	5.125%, 10/01/2024	6,636,610
	Ball Corp.
6,435,000	4.875%, 03/15/2026	6,853,275
	Boeing Co. (The)
1,555,000	2.700%, 05/01/2022	1,577,979
	Bombardier, Inc.
1,289,000	7.500%, 03/15/2025(b)	1,297,443
	C5 Capital SPV Ltd.
100,000	6.596%, 12/29/2049(g) 3 mo. USD LIBOR + 4.277%	98,750
	Caterpillar Financial Services Corp.
1,650,000	2.793%, 09/04/2020(h) 3 mo. USD LIBOR + 0.290%	1,653,152
680,000	3.150%, 09/07/2021	693,758
	Compania General Combust
600,000	9.500%, 11/07/2021	583,806
	Covanta Holding Corp.
3,358,000	5.875%, 07/01/2025	3,504,912
1,901,000	6.000%, 01/01/2027	1,996,050
	FedEx Corp.
695,000	3.400%, 01/14/2022	712,799
	Flex Ltd.
645,000	4.875%, 06/15/2029	658,495
	General Dynamics Corp.
2,030,000	2.825%, 05/11/2020(h) 3 mo. USD LIBOR + 0.290%	2,034,975
	General Electric Co.
613,000	5.000%, 01/21/2021(e)(g) 3 mo. USD LIBOR + 3.330%	592,146
	Griffon Corp.
2,000,000	5.250%, 03/01/2022	1,997,500
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	114,390
	John Deere Capital Corp.
700,000	2.933%, 09/08/2022(h) 3 mo. USD LIBOR + 0.480%	701,919
	JSL Europe S.A.
550,000	7.750%, 07/26/2024	567,875
	Klabin Austria GmbH
550,000	7.000%, 04/03/2049	582,340

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Koppers, Inc.
$ 500,000	6.000%, 02/15/2025(b)	$471,250
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(b)	429,240
	Multi-Color Corp.
7,109,000	6.125%, 12/01/2022(b)	7,348,929
2,854,000	4.875%, 11/01/2025(b)	3,007,402
	Norbord, Inc.
34,000	5.750%, 07/15/2027(b)	34,298
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(b)(j)	243,266
39,531	0.000%, 12/31/2099(c)(e)	0
39,531	0.000%, 12/31/2099(c)(e)	0
	Rolls-Royce Plc
1,750,000	2.375%, 10/14/2020(b)	1,747,656
	Silgan Holdings, Inc.
925,000	4.750%, 03/15/2025	936,562
	TopBuild Corp.
2,810,000	5.625%, 05/01/2026(b)	2,887,275
	TransDigm UK Holdings Plc
1,200,000	6.875%, 05/15/2026	1,217,250
	TransDigm, Inc.
3,120,000	6.500%, 05/15/2025	3,167,580
2,325,000	6.375%, 06/15/2026	2,351,156
	Vertiv Group Corp.
2,848,000	9.250%, 10/15/2024(b)	2,741,200

		61,800,961

Technology: 2.0%
	ACI Worldwide, Inc.
2,513,000	5.750%, 08/15/2026(b)	2,629,980
	Broadcom, Inc.
2,495,000	4.750%, 04/15/2029(b)	2,564,172
	CDK Global, Inc.
2,800,000	4.875%, 06/01/2027	2,909,872
	Diebold Nixdorf, Inc.
1,820,000	8.500%, 04/15/2024	1,619,800
	Entegris, Inc.
2,430,000	4.625%, 02/10/2026(b)	2,460,375
	Everi Payments, Inc.
2,070,000	7.500%, 12/15/2025(b)	2,168,325
	Fair Isaac Corp.
2,865,000	5.250%, 05/15/2026(b)	3,022,575
	International Business Machines Corp.
1,740,000	2.850%, 05/13/2022	1,770,337
	IQVIA, Inc.
1,332,000	5.000%, 05/15/2027(b)	1,378,620
	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
4,000,000	6.000%, 07/15/2025(b)	4,205,000
	MSCI, Inc.
4,655,000	4.750%, 08/01/2026(b)	4,841,200
	Nuance Communications, Inc.
1,770,000	5.625%, 12/15/2026	1,850,181
	Sensata Technologies UK Financing Co. Plc

Principal Amount^		Value

Technology (continued)
$ 4,155,000	6.250%, 02/15/2026(b)	$4,435,462
	SS&C Technologies, Inc.
2,500,000	5.500%, 09/30/2027(b)	2,598,438

		38,454,337

Utilities: 0.3%
	AES Gener S.A.
200,000	7.125%, 03/26/2079(g) 5 year USD Swap + 4.664%	213,652
	AmeriGas Partners L.P./AmeriGas Finance Corp.
500,000	5.750%, 05/20/2027	527,500
	Cometa Energia S.A. de C.V.
585,000	6.375%, 04/24/2035	604,012
	Enel SpA
1,990,000	8.750%, 09/24/2073(b)(g) USSW5 + 5.880%	2,303,425
	Pampa Energia S.A.
450,000	7.500%, 01/24/2027	419,850
	Star Energy Geothermal Wayang Windu Ltd.
574,800	6.750%, 04/24/2033	580,372
	Stoneway Capital Corp.
555,303	10.000%, 03/01/2027	526,155

		5,174,966

TOTAL CORPORATE BONDS (Cost $506,150,548)		509,769,864

GOVERNMENT SECURITIES & AGENCY ISSUE: 2.4%
	Argentina POM Politica Monetaria
10,815,000 (ARS)	63.705%, 06/21/2020(h)	254,150
	Dominican Republic International Bond
550,000	Series 144A 6.400%, 06/05/2049(b)	576,818
	Export-Import Bank of Korea
895,000	2.874%, 06/25/2022(h) 3 mo. USD LIBOR + 0.525%	896,787
	Indonesia Treasury Bond
11,607,000,000 (IDR)	Series FR77 8.125%, 05/15/2024	867,598
	Provincia de Buenos Aires
72,825,000 (ARS)	54.515%, 05/31/2022(h) BADLARPP + 3.830%	1,497,662
15,545,000 (ARS)	54.501%, 04/12/2025(b)(h) BADLARPP + 3.750%	335,259
	Republic of South Africa Government Bond
57,275,000 (ZAR)	8.750%, 01/31/2044	3,692,680
63,335,000 (ZAR)	8.750%, 02/28/2048	4,037,501
	United States Treasury Note
23,600,000	1.875%, 12/31/2019(a)	23,582,023
10,500,000	2.750%, 09/30/2020(a)	10,611,358

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $50,838,399)		46,351,836

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value
LIMITED PARTNERSHIPS: 0.2%
$ 24,935	GACP II L.P.(d)	$1,805,371
1,300,000	U.S. Farming Realty Trust II L.P.(c)(d)	1,279,569

TOTAL LIMITED PARTNERSHIPS (Cost $2,938,564)		3,084,940

MORTGAGE-BACKED SECURITIES: 20.5%
	Adjustable Rate Mortgage Trust
62,986	Series 2004-4-3A1 4.254%, 03/25/2035(g)	64,005
290,092	Series 2005-1-3A1 4.411%, 05/25/2035(g)	298,914
2,195,411	Series 2005-2-6M2 3.384%, 06/25/2035(h) 1 mo. USD LIBOR + 0.980%	2,179,987
362,610	Series 2006-1-2A1 4.519%, 03/25/2036(g)	288,627
	American Home Mortgage Investment Trust
39,339	Series 2004-2-5A 5.500%, 02/25/2044(g)	40,386
385,769	Series 2006-1-11A1 2.684%, 03/25/2046(h) 1 mo. USD LIBOR + 0.280%	374,291
	Banc of America Alternative Loan Trust
81,713	Series 2003-8-1CB1 5.500%, 10/25/2033	86,131
696,107	Series 2006-7-A4 5.998%, 10/25/2036(f)	389,935
	Banc of America Funding Trust
39,975	Series 2005-5-1A1 5.500%, 09/25/2035	44,258
75,519	Series 2005-7-3A1 5.750%, 11/25/2035	82,435
149,285	Series 2006-6-1A2 6.250%, 08/25/2036	150,552
804,539	Series 2006-7-T2A3 5.695%, 10/25/2036(g)	777,192
475,313	Series 2006-B-7A1 4.466%, 03/20/2036(g)	454,890
3,628,087	Series 2007-1-TA4 6.090%, 01/25/2037(f)	3,630,719
84,800	Series 2007-4-5A1 5.500%, 11/25/2034	85,606
3,296,818	Series 2010-R5-1A3 6.000%, 10/26/2037(b)(g)	3,175,986
851,704	Series 2010-R9-3A3 5.500%, 12/26/2035(b)	719,138
	Banc of America Merrill Lynch Commercial Mortgage Securities Trust
1,474,000	Series 2019-AHT-D 4.894%, 03/15/2034(b)(h) 1 mo. USD LIBOR + 2.500%	1,482,325
	Banc of America Mortgage Trust
26,027	Series 2005-A-2A1 4.503%, 02/25/2035(g)	26,108

Principal Amount^		Value
$ 262,671	Series 2005-I-4A1 3.846%, 10/25/2035(g)	$255,321
	Bancorp Commercial Mortgage Trust
665,000	Series 2019-CRE5-D 4.744%, 03/15/2036(b)(h) 1 mo. LIBOR + 2.350%	665,677
	BBCMS Trust
750,000	Series 2018-CBM-E 5.544%, 07/15/2037(b)(h) 1 mo. LIBOR + 3.150%	759,342
	BCAP LLC Trust
86,319	Series 2007-AA2-22A1 6.000%, 03/25/2022	85,043
247,690	Series 2010-RR6-6A2 9.300%, 07/26/2037(b)(g)	212,943
3,373,998	Series 2011-R11-2A4 5.500%, 12/26/2035(b)	2,900,439
3,022,996	Series 2013-RR1-4A3 6.000%, 08/26/2037(b)(g)	3,094,913
	Bear Stearns Adjustable Rate Mortgage Trust
4,439,700	Series 2005-12-25A1 3.769%, 02/25/2036(g)	3,682,285
	Bear Stearns Asset-Backed Securities I Trust
563,784	Series 2006-AC1-1A1 6.250%, 02/25/2036(f)	428,228
	BF Mortgage Trust
666,000	Series 2019-NYT-F 5.394%, 11/15/2035(b)(h) 1 mo. LIBOR + 3.000%	675,129
	BX Commercial Mortgage Trust
1,517,000	Series 2019-IMC-G 6.040%, 04/15/2034(b)(h) 1 mo. LIBOR + 3.600%	1,529,124
	Carbon Capital VI Commercial Mortgage Trust
649,000	Series 2019-FL2-B 5.244%, 10/15/2035(b)(h) 1 mo. LIBOR + 2.850%	650,426
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 1.125%, 12/10/2054(b)(g)(m)	1,079,417
7,346,000	Series 2016-C7-XF 1.125%, 12/10/2054(b)(g)(m)	466,898
	CG-CCRE Commercial Mortgage Trust
105,000	Series 2014-FL2-COL1 5.894%, 11/15/2031(b)(d)(h) 1 mo. LIBOR + 3.500%	104,304
205,000	Series 2014-FL2-COL2 6.894%, 11/15/2031(b)(d)(h) 1 mo. LIBOR + 4.500%	202,961
	Chase Mortgage Finance Trust
3,611,815	Series 2007-S2-1A9 6.000%, 03/25/2037	2,828,382
1,788,495	Series 2007-S3-1A15 6.000%, 05/25/2037	1,401,699
	ChaseFlex Trust
1,379,601	Series 2007-3-2A1 2.704%, 07/25/2037(h) 1 mo. USD LIBOR + 0.300%	1,242,043

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	CIM Trust
$ 6,000,000	Series 2016-1RR-B2 7.533%, 07/26/2055(b)(g)	$6,141,781
10,000,000	Series 2016-2RR-B2 7.775%, 02/25/2056(b)(g)	10,229,444
10,000,000	Series 2016-3RR-B2 7.427%, 02/27/2056(b)(g)	10,231,026
7,860,000	Series 2017-3RR-B2 10.624%, 01/27/2057(b)(g)	8,277,228
	Citicorp Mortgage Securities Trust
3,013,594	Series 2006-7-1A1 6.000%, 12/25/2036	2,714,271
	Citigroup Commercial Mortgage Trust
668,000	Series 2015-GC27-D 4.575%, 02/10/2048(b)(g)	623,849
1,497,000	Series 2018-TBR-F 6.044%, 12/15/2036(b)(h) 1 mo. USD LIBOR + 3.650%	1,510,533
	Citigroup Mortgage Loan Trust, Inc.
255,450	Series 2005-5-2A2 5.750%, 08/25/2035	202,789
3,435,388	Series 2005-5-3A2A 4.282%, 10/25/2035(g)	2,613,871
523,152	Series 2009-6-8A2 6.000%, 08/25/2022(b)(g)	552,840
3,341,855	Series 2011-12-1A2 4.126%, 04/25/2036(b)(g)	2,723,072
342,164	Series 2018-A-A1 4.000%, 01/25/2068(b)(g)	347,676
803,332	Series 2018-C-A1 4.125%, 03/25/2059(b)(f)	814,663
	CitiMortgage Alternative Loan Trust
307,503	Series 2006-A5-1A13 2.854%, 10/25/2036(h) 1 mo. USD LIBOR + 0.450%	247,855
302,612	Series 2006-A5-1A2 4.146%, 10/25/2036(h)(m) -1*1 mo. USD LIBOR + 6.550%	50,327
546,355	Series 2007-A4-1A13 5.750%, 04/25/2037	534,860
279,751	Series 2007-A4-1A6 5.750%, 04/25/2037	273,865
2,613,907	Series 2007-A6-1A5 6.000%, 06/25/2037	2,613,209
	COMM Mortgage Trust
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(b)	706,661
3,345,369	Series 2014-UBS4-G 3.750%, 08/10/2047(b)	395,222
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(b)(g)	1
1,000,000	Series 2015-CR26-E 3.250%, 10/10/2048(b)	854,586
1,989,000	Series 2018-HCLV-D 4.571%, 09/15/2033(b)(h) 1 mo. LIBOR + 2.177%	1,990,684

Principal Amount^		Value
	Countrywide Alternative Loan Trust
$ 151,087	Series 2003-22CB-1A1 5.750%, 12/25/2033	$157,943
574,260	Series 2004-13CB-A4 0.000%, 07/25/2034(n)	499,448
56,904	Series 2004-14T2-A11 5.500%, 08/25/2034	58,882
120,197	Series 2004-16CB-1A1 5.500%, 07/25/2034	126,368
141,525	Series 2004-16CB-3A1 5.500%, 08/25/2034	148,823
45,757	Series 2004-28CB-5A1 5.750%, 01/25/2035	46,330
266,469	Series 2004-J10-2CB1 6.000%, 09/25/2034	286,414
48,733	Series 2004-J3-1A1 5.500%, 04/25/2034	50,432
6,015,283	Series 2005-64CB-1A10 5.750%, 12/25/2035	6,049,901
96,551	Series 2005-J1-2A1 5.500%, 02/25/2025	99,539
2,867,184	Series 2006-13T1-A13 6.000%, 05/25/2036	2,193,952
467,173	Series 2006-31CB-A7 6.000%, 11/25/2036	400,266
4,527,317	Series 2006-36T2-2A1 6.250%, 12/25/2036	3,154,038
449,808	Series 2006-J1-2A1 7.000%, 02/25/2036	153,145
238,710	Series 2007-16CB-2A1 2.854%, 08/25/2037(h) 1 mo. USD LIBOR + 0.450%	131,855
69,124	Series 2007-16CB-2A2 34.547%, 08/25/2037(h) -8.3333*1 mo. USD LIBOR + 54.583%	154,013
469,357	Series 2007-19-1A34 6.000%, 08/25/2037	383,395
1,347,841	Series 2007-20-A12 6.250%, 08/25/2047	1,148,204
449,867	Series 2007-22-2A16 6.500%, 09/25/2037	306,384
3,306,801	Series 2007-HY2-1A 4.193%, 03/25/2047(g)	3,180,258
2,255,763	Series 2007-HY7C-A4 2.634%, 08/25/2037(h) 1 mo. USD LIBOR + 0.230%	2,119,409
	Countrywide Alternative Loan Trust Resecuritization
650,791	Series 2008-2R-2A1 6.000%, 08/25/2037(g)	464,800
4,010,272	Series 2008-2R-4A1 6.250%, 08/25/2037(g)	3,235,477
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 5.154%, 05/25/2023(b)(h) 1 mo. USD LIBOR + 2.750%	1,984,738
	Countrywide Home Loan Mortgage Pass-Through Trust
54,626	Series 2004-12-8A1 4.607%, 08/25/2034(g)	53,918

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Countrywide Home Loan Mortgage Pass-Through Trust (Continued)
$ 9,793	Series 2004-HYB4-2A1 4.230%, 09/20/2034(g)	$9,555
712,156	Series 2005-23-A1 5.500%, 11/25/2035	608,869
456,317	Series 2005-HYB8-4A1 3.972%, 12/20/2035(g)	450,164
3,780,402	Series 2006-9-A1 6.000%, 05/25/2036	3,109,251
188,483	Series 2007-10-A5 6.000%, 07/25/2037	156,320
801,513	Series 2007-13-A5 6.000%, 08/25/2037	658,174
	Credit Suisse Commercial Mortgage Securities Corp.
175,000	Series 2019-SKLZ-D 5.994%, 01/15/2034(b)(h) 1 mo. LIBOR + 3.600%	176,474
	Credit Suisse First Boston Mortgage Securities Corp.
64,252	Series 2003-AR26-7A1 4.395%, 11/25/2033(g)	65,782
31,877	Series 2003-AR28-4A1 4.650%, 12/25/2033(g)	32,290
1,390,179	Series 2005-11-7A1 6.000%, 12/25/2035	1,185,821
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
53,243	Series 2003-27-4A4 5.750%, 11/25/2033	55,974
2,478,625	Series 2005-10-10A3 6.000%, 11/25/2035	1,301,462
	Credit Suisse Mortgage-Backed Trust
863,191	Series 2006-6-1A10 6.000%, 07/25/2036	713,849
651,816	Series 2007-1-4A1 6.500%, 02/25/2022	175,742
79,700	Series 2007-2-2A5 5.000%, 03/25/2037	77,768
393,070	Series 2010-7R-4A17 6.000%, 04/26/2037(b)(g)	382,135
1,785,662	Series 2011-17R-1A2 5.750%, 02/27/2037(b)	2,009,884
635,000	Series 2014-USA-D 4.373%, 09/15/2037(b)	628,318
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(b)	1,393,002
870,198	Series 2018-RPL2-A1 4.030%, 08/25/2062(b)(f)	874,425
326,552	Series 2018-RPL7-A1 4.000%, 08/26/2058(b)	331,976
	Deutsche Mortgage and Asset Receiving Corp.
3,330,364	Series 2014-RS1-1A2 6.500%, 07/27/2037(b)(g)	3,105,615
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust

Principal Amount^		Value
$ 200,144	Series 2004-4-7AR1 2.754%, 06/25/2034(h) 1 mo. USD LIBOR + 0.350%	$198,144
129,876	Series 2006-PR1-3A1 8.772%, 04/15/2036(b)(h) -1.4*1 mo. USD LIBOR + 12.124%	126,811
	DSLA Mortgage Loan Trust
145,827	Series 2005-AR5-2A1A 2.720%, 09/19/2045(h) 1 mo. USD LIBOR + 0.330%	120,184
	Dukinfield II Plc
422,728 (GBP)	Series 2-A 2.034%, 12/20/2052(h) 3 mo. GBP LIBOR + 1.250%	542,600
	Eurosail-UK Plc
148,050 (GBP)	Series 2007-2X-A3C 0.939%, 03/13/2045(h) 3 mo. GBP LIBOR + 0.150%	184,154
	Federal Home Loan Mortgage Corp. REMICS
690,854	Series 3118-SD 4.306%, 02/15/2036(h)(m) -1*1 mo. LIBOR + 6.700%	109,622
256,385	Series 3301-MS 3.706%, 04/15/2037(h)(m) -1*1 mo. LIBOR + 6.100%	30,564
354,928	Series 3303-SE 3.686%, 04/15/2037(h)(m) -1*1 mo. LIBOR + 6.080%	51,664
230,703	Series 3303-SG 3.706%, 04/15/2037(h)(m) -1*1 mo. LIBOR + 6.100%	33,588
72,285	Series 3382-SB 3.606%, 11/15/2037(h)(m) -1*1 mo. LIBOR + 6.000%	6,880
336,722	Series 3382-SW 3.906%, 11/15/2037(h)(m) -1*1 mo. LIBOR + 6.300%	49,579
101,941	Series 3384-S 3.996%, 11/15/2037(h)(m) -1*1 mo. LIBOR + 6.390%	11,620
213,476	Series 3384-SG 3.916%, 08/15/2036(h)(m) -1*1 mo. LIBOR + 6.310%	32,866
2,256,336	Series 3404-SA 3.606%, 01/15/2038(h)(m) -1*1 mo. LIBOR + 6.000%	335,063
122,403	Series 3417-SX 3.790%, 02/15/2038(h)(m) -1*1 mo. LIBOR + 6.180%	12,084
78,901	Series 3423-GS 3.256%, 03/15/2038(h)(m) -1*1 mo. LIBOR + 5.650%	7,466
723,165	Series 3423-TG 0.350%, 03/15/2038(h)(m) -1*1 mo. LIBOR + 6.000%	6,212
2,976,097	Series 3435-S 3.586%, 04/15/2038(h)(m) -1*1 mo. LIBOR + 5.980%	462,679
103,389	Series 3445-ES 3.606%, 05/15/2038(h)(m) -1*1 mo. LIBOR + 6.000%	11,929

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 410,662	Series 3523-SM 3.610%, 04/15/2039(h)(m) -1*1 mo. LIBOR + 6.000%	$63,912
254,264	Series 3560-KS 4.006%, 11/15/2036(h)(m) -1*1 mo. LIBOR + 6.400%	33,865
158,988	Series 3598-SA 3.956%, 11/15/2039(h)(m) -1*1 mo. LIBOR + 6.350%	19,121
184,698	Series 3641-TB 4.500%, 03/15/2040	201,209
723,782	Series 3728-SV 2.056%, 09/15/2040(h)(m) -1*1 mo. LIBOR + 4.450%	51,309
255,908	Series 3758-S 3.640%, 11/15/2040(h)(m) -1*1 mo. LIBOR + 6.030%	38,209
1,057,915	Series 3770-SP 4.106%, 11/15/2040(h)(m) -1*1 mo. LIBOR + 6.500%	105,559
319,579	Series 3815-ST 3.456%, 02/15/2041(h)(m) -1*1 mo. LIBOR + 5.850%	46,424
695,692	Series 3859-SI 4.206%, 05/15/2041(h)(m) -1*1 mo. LIBOR + 6.600%	133,895
211,523	Series 3872-SL 3.556%, 06/15/2041(h)(m) -1*1 mo. LIBOR + 5.950%	30,147
173,098	Series 3900-SB 3.580%, 07/15/2041(h)(m) -1*1 mo. LIBOR + 5.970%	23,474
30,651	Series 3946-SM 7.517%, 10/15/2041(h) -3*1 mo. LIBOR + 14.700%	40,443
1,303,921	Series 3957-DZ 3.500%, 11/15/2041	1,343,027
1,286,702	Series 3972-AZ 3.500%, 12/15/2041	1,315,693
3,706,634	Series 3984-DS 3.556%, 01/15/2042(h)(m) -1*1 mo. LIBOR + 5.950%	571,637
4,457,691	Series 4223-AT 3.000%, 07/15/2043(h) -6*1 mo. LIBOR + 30.000%	4,193,097
2,196,156	Series 4229-MS 3.510%, 07/15/2043(h) -1.75*1 mo. LIBOR + 7.700%	2,275,586
4,726,087	Series 4239-OU 0.000%, 07/15/2043(n)	3,682,057
3,393,435	Series 4291-MS 3.506%, 01/15/2054(h)(m) -1*1 mo. LIBOR + 5.900%	542,742
3,579,687	Series 4314-MS 3.706%, 07/15/2043(h)(m) -1*1 mo. LIBOR + 6.100%	381,963
10,000,000	Series 4435-SA 5.110%, 01/15/2041(h) -2*1 mo. LIBOR + 9.900%	12,073,556

Principal Amount^		Value
$ 6,404,441	Series 4623-Z 3.000%, 10/15/2046	$6,242,915
8,717,657	Series 4657-VZ 3.000%, 02/15/2047	8,529,759
4,145,261	Series 4767-ZH 3.500%, 03/15/2048	4,137,374
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
70,956	Series 2014-DN2-M2 4.054%, 04/25/2024(h) 1 mo. USD LIBOR + 1.650%	71,333
406,557	Series 2015-DNA1-M2 4.254%, 10/25/2027(h) 1 mo. USD LIBOR + 1.850%	410,949
40,000	Series 2018-DNA1-M2 4.204%, 07/25/2030(h) 1 mo. USD LIBOR + 1.800%	39,837
	Federal National Mortgage Association Connecticut Avenue Securities
430,000	Series 2017-C05-1M2 4.604%, 01/25/2030(h) 1 mo. USD LIBOR + 2.200%	434,480
95,000	Series 2017-C07-1M2 4.804%, 05/28/2030(h) 1 mo. USD LIBOR + 2.400%	96,656
	Federal National Mortgage Association REMICS
384,590	Series 2003-84-PZ 5.000%, 09/25/2033	425,119
867,213	Series 2005-42-SA 4.396%, 05/25/2035(h)(m) -1*1 mo. LIBOR + 6.800%	87,450
2,516,638	Series 2006-92-LI 4.176%, 10/25/2036(h)(m) -1*1 mo. LIBOR + 6.580%	471,677
642,013	Series 2007-39-AI 3.716%, 05/25/2037(h)(m) -1*1 mo. LIBOR + 6.120%	109,434
193,652	Series 2007-57-SX 4.216%, 10/25/2036(h)(m) -1*1 mo. LIBOR + 6.620%	27,795
33,714	Series 2007-68-SA 4.246%, 07/25/2037(h)(m) -1*1 mo. LIBOR + 6.650%	2,254
44,367	Series 2008-1-CI 3.896%, 02/25/2038(h)(m) -1*1 mo. LIBOR + 6.300%	7,039
1,983,171	Series 2008-33-SA 3.596%, 04/25/2038(h)(m) -1*1 mo. LIBOR + 6.000%	318,627
81,431	Series 2008-56-SB 3.656%, 07/25/2038(h)(m) -1*1 mo. LIBOR + 6.060%	9,756
4,044,952	Series 2009-110-SD 3.846%, 01/25/2040(h)(m) -1*1 mo. LIBOR + 6.250%	626,079
56,811	Series 2009-111-SE 3.846%, 01/25/2040(h)(m) -1*1 mo. LIBOR + 6.250%	7,346

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 239,294	Series 2009-86-CI 3.396%, 09/25/2036(h)(m) -1*1 mo. LIBOR + 5.800%	$25,196
147,827	Series 2009-87-SA 3.596%, 11/25/2049(h)(m) -1*1 mo. LIBOR + 6.000%	18,027
84,008	Series 2009-90-IB 3.316%, 04/25/2037(h)(m) -1*1 mo. LIBOR + 5.720%	9,736
99,125	Series 2010-11-SC 2.396%, 02/25/2040(h)(m) -1*1 mo. LIBOR + 4.800%	8,734
57,677	Series 2010-115-SD 4.196%, 11/25/2039(h)(m) -1*1 mo. LIBOR + 6.600%	8,093
4,113,725	Series 2010-123-SK 3.646%, 11/25/2040(h)(m) -1*1 mo. LIBOR + 6.050%	718,262
1,141,708	Series 2010-134-SE 4.246%, 12/25/2025(h)(m) -1*1 mo. LIBOR + 6.650%	98,973
254,124	Series 2010-15-SL 2.546%, 03/25/2040(h)(m) -1*1 mo. LIBOR + 4.950%	28,033
80,683	Series 2010-9-GS 2.320%, 02/25/2040(h)(m) -1*1 mo. LIBOR + 4.750%	5,681
6,420	Series 2011-110-LS 5.220%, 11/25/2041(h) -2*1 mo. LIBOR + 10.100%	8,236
359,411	Series 2011-111-VZ 4.000%, 11/25/2041	378,414
1,470,112	Series 2011-141-PZ 4.000%, 01/25/2042	1,536,476
193,279	Series 2011-5-PS 3.996%, 11/25/2040(h)(m) -1*1 mo. LIBOR + 6.400%	16,068
2,396,090	Series 2011-93-ES 4.096%, 09/25/2041(h)(m) -1*1 mo. LIBOR + 6.500%	432,989
1,654,361	Series 2012-106-SA 3.756%, 10/25/2042(h)(m) -1*1 mo. LIBOR + 6.160%	282,701
2,994,607	Series 2012-131-BS 2.472%, 12/25/2042(h) -1.2*1 mo. LIBOR + 5.400%	2,644,610
11,100,940	Series 2013-109-BO 0.000%, 07/25/2043(n)	7,983,635
2,002,333	Series 2013-15-SC 2.532%, 03/25/2033(h) -1.2*1 mo. LIBOR + 5.460%	2,059,760
5,787,725	Series 2013-51-HS 2.480%, 04/25/2043(h) -1.2*1 mo. LIBOR + 5.400%	5,135,788
8,399,586	Series 2013-53-ZC 3.000%, 06/25/2043	8,445,577
3,711,610	Series 2013-67-NS 2.393%, 07/25/2043(h) -1.5*1 mo. LIBOR + 6.000%	3,497,312

Principal Amount^		Value
$ 5,984,742	Series 2013-74-HZ 3.000%, 07/25/2043	$6,028,757
4,144,113	Series 2014-50-WS 3.796%, 08/25/2044(h)(m) -1*1 mo. LIBOR + 6.200%	551,099
11,039,099	Series 2016-72-ZG 3.000%, 10/25/2046	10,546,055
	First Horizon Alternative Mortgage Securities Trust
833,309	Series 2006-FA6-1A4 6.250%, 11/25/2036	620,628
333,395	Series 2007-FA4-1A7 6.000%, 08/25/2037	249,429
	First Horizon Mortgage Pass-Through Trust
202,729	Series 2006-1-1A10 6.000%, 05/25/2036	165,527
	GMACM Mortgage Loan Trust
262,902	Series 2005-AR1-3A 4.718%, 03/18/2035(g)	272,913
	Gosforth Funding Plc
454,226	Series 2018-1A-A1 2.971%, 08/25/2060(b)(h) 3 mo. USD LIBOR + 0.450%	454,616
	Government National Mortgage Association
716,951	Series 2007-21-S 3.806%, 04/16/2037(h)(m) -1*1 mo. LIBOR + 6.200%	112,218
256,370	Series 2008-69-SB 5.247%, 08/20/2038(h)(m) -1*1 mo. LIBOR + 7.630%	46,945
299,547	Series 2009-104-SD 3.956%, 11/16/2039(h)(m) -1*1 mo. LIBOR + 6.350%	42,981
52,133	Series 2010-98-IA 5.721%, 03/20/2039(g)(m)	6,335
697,274	Series 2011-45-GZ 4.500%, 03/20/2041	743,951
191,484	Series 2011-69-OC 0.000%, 05/20/2041(n)	173,263
3,886,452	Series 2011-69-SC 2.997%, 05/20/2041(h)(m) -1*1 mo. LIBOR + 5.380%	471,390
619,069	Series 2011-89-SA 3.067%, 06/20/2041(h)(m) -1*1 mo. LIBOR + 5.450%	70,060
6,161,018	Series 2012-135-IO 0.580%, 01/16/2053(g)(m)	222,549
3,116,944	Series 2013-102-BS 3.767%, 03/20/2043(h)(m) -1*1 mo. LIBOR + 6.150%	374,185
51,649,026	Series 2013-155-IB 0.171%, 09/16/2053(g)(m)	893,549
4,929,191	Series 2014-145-CS 3.206%, 05/16/2044(h)(m) -1*1 mo. LIBOR + 5.600%	677,701
3,294,247	Series 2014-156-PS 3.867%, 10/20/2044(h)(m) -1*1 mo. LIBOR + 6.250%	501,744
5,373,533	Series 2014-5-SA 3.167%, 01/20/2044(h)(m) -1*1 mo. LIBOR + 5.550%	710,116

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (Continued)
$ 5,348,605	Series 2014-58-SG 3.160%, 04/16/2044(h)(m) -1*1 mo. LIBOR + 5.600%	$749,411
5,406,895	Series 2014-76-SA 3.217%, 01/20/2040(h)(m) -1*1 mo. LIBOR + 5.600%	814,825
5,727,866	Series 2014-95-CS 3.856%, 06/16/2044(h)(m) -1*1 mo. LIBOR + 6.250%	885,649
7,597,913	Series 2018-105-SH 3.867%, 08/20/2048(h)(m) -1*1 mo. LIBOR + 6.250%	859,719
95,046,993	Series 2018-111-SA 2.167%, 08/20/2048(h)(m) -1*1 mo. LIBOR + 4.550%	7,575,264
32,763,894	Series 2018-134-CS 3.817%, 10/20/2048(h)(m) -1*1 mo. LIBOR + 6.200%	4,179,746
9,357,852	Series 2018-153-AS 3.767%, 11/20/2048(h)(m) -1*1 mo. LIBOR + 6.150%	1,320,842
	GPMT Ltd.
1,507,000	Series 2018-FL1-D 5.333%, 11/21/2035(b)(h) 1 mo. USD LIBOR + 2.950%	1,520,192
	GS Mortgage Securities Corp. Trust
962,000	Series 2018-FBLU-F 5.644%, 11/15/2035(b)(h) 1 mo. USD LIBOR + 3.250%	962,373
1,503,000	Series 2018-TWR-G 6.319%, 07/15/2031(b)(h) 1 mo. LIBOR + 3.925%	1,517,630
	GS Mortgage Securities Trust
1,010,000	Series 2011-GC5-D 5.557%, 08/10/2044(b)(g)	995,988
2,216,000	Series 2014-GC26-D 4.671%, 11/10/2047(b)(g)	1,910,715
	GSR Mortgage Loan Trust
44,120	Series 2005-4F-6A1 6.500%, 02/25/2035	44,071
855,600	Series 2005-9F-2A1 6.000%, 01/25/2036	690,595
134,377	Series 2005-AR4-6A1 4.664%, 07/25/2035(g)	137,804
243,358	Series 2005-AR6-4A5 4.528%, 09/25/2035(g)	249,694
300,032	Series 2006-7F-3A4 6.250%, 08/25/2036	178,383
248,509	Series 2006-8F-2A1 6.000%, 09/25/2036	235,915
	HarborView Mortgage Loan Trust
133,878	Series 2003-2-1A 3.130%, 10/19/2033(h) 1 mo. USD LIBOR + 0.740%	131,829
337,212	Series 2004-11-2A2A 3.030%, 01/19/2035(h) 1 mo. USD LIBOR + 0.640%	328,037
9,782,435	Series 2006-8-1A1 2.583%, 07/21/2036(h) 1 mo. USD LIBOR + 0.200%	7,415,267

Principal Amount^		Value
$ 5,048,717	Series 2007-7-2A1B 3.404%, 10/25/2037(h) 1 mo. USD LIBOR + 1.000%	$4,271,977
	Hawaii Hotel Trust
1,297,000	Series 2019-MAUI-F 5.394%, 05/15/2038(b)(h) 1 mo. LIBOR + 2.750%	1,290,956
	Hilton Orlando Trust
873,000	Series 2018-ORL-F 6.044%, 12/15/2034(b)(h) 1 mo. USD LIBOR + 3.650%	883,109
	Hilton USA Trust
1,073,000	Series 2016-SFP-E 5.519%, 11/05/2035(b)	1,090,657
	Hospitality Mortgage Trust
1,297,000	Series 2019-HIT-G 6.294%, 11/15/2036(b)(h) 1 mo. USD LIBOR + 3.900%	1,308,966
	Impac Secured Assets Trust
8,126,561	Series 2007-2-1A1C 2.784%, 05/25/2037(h) 1 mo. USD LIBOR + 0.380%	7,115,458
	IndyMac INDA Mortgage Loan Trust
312,920	Series 2006-AR3-1A1 4.335%, 12/25/2036(g)	299,621
	IndyMac INDX Mortgage Loan Trust
609,083	Series 2004-AR6-4A 4.759%, 10/25/2034(g)	621,831
213,027	Series 2004-AR7-A5 3.624%, 09/25/2034(h) 1 mo. USD LIBOR + 1.220%	201,082
1	Series 2005-16IP-A1 3.044%, 07/25/2045(h) 1 mo. USD LIBOR + 0.640%	1
362,592	Series 2005-AR11-A3 3.926%, 08/25/2035(g)	330,147
813,181	Series 2006-AR2-2A1 2.614%, 02/25/2046(h) 1 mo. USD LIBOR + 0.210%	696,663
2,660,697	Series 2006-AR5-2A1 3.833%, 05/25/2036(g)	2,401,006
4,472,442	Series 2006-R1-A3 3.754%, 12/25/2035(g)	4,222,544
1,562,343	Series 2007-AR5-2A1 3.844%, 05/25/2037(g)	1,499,076
	JP Morgan Chase Commercial Mortgage Securities Trust
1,531,000	Series 2019-MFP, Class F 5.380%, 07/15/2036(b)(h) 1 mo. USD LIBOR + 3.000%	1,534,797
18,372	Series 2007-LDPX-AM 5.464%, 01/15/2049(g)	18,386
1,285,000	Series 2011-C3-E 5.853%, 02/15/2046(b)(g)	1,233,141
219,000	Series 2019-UES-C 4.343%, 05/05/2032(b)	232,293
224,000	Series 2019-UES-D 4.601%, 05/05/2032(b)(g)	234,773
261,000	Series 2019-UES-E 4.601%, 05/05/2032(b)(g)	268,896
274,000	Series 2019-UES-F 4.601%, 05/05/2032(b)(g)	272,803

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	JP Morgan Chase Commercial Mortgage Securities Trust (Continued)
$ 433,000	Series 2019-UES-G 4.601%, 05/05/2032(b)(g)	$413,201
	JP Morgan Mortgage Trust
70,918	Series 2003-A2-3A1 4.323%, 11/25/2033(g)	73,302
401,553	Series 2004-S1-2A1 6.000%, 09/25/2034	430,253
79,164	Series 2005-A1-6T1 4.724%, 02/25/2035(g)	80,207
99,898	Series 2005-A2-3A2 4.557%, 04/25/2035(g)	102,412
23,717	Series 2005-A3-4A1 4.863%, 06/25/2035(g)	24,205
2,922,954	Series 2005-ALT1-3A1 4.063%, 10/25/2035(g)	2,604,572
78,195	Series 2007-A1-4A2 4.661%, 07/25/2035(g)	80,224
54,905	Series 2007-S1-1A2 5.500%, 03/25/2022	53,561
856,463	Series 2007-S3-1A97 6.000%, 08/25/2037	684,965
420,178	Series 2008-R2-2A 5.500%, 12/27/2035(b)(g)	421,403
	JP Morgan Resecuritization Trust
7,546,333	Series 2015-4-1A7 2.620%, 06/26/2047(b)(h) 1 mo. USD LIBOR + 0.190%	5,251,035
	JPMBB Commercial Mortgage Securities Trust
150,000	Series 2013-C17-E 3.867%, 01/15/2047(b)(g)	133,661
1,616,000	Series 2014-C23-D 4.118%, 09/15/2047(b)(g)	1,582,468
300,000	Series 2014-C23-E 3.364%, 09/15/2047(b)(g)	248,911
78,000	Series 2015-C27-D 3.983%, 02/15/2048(b)(g)	75,846
4,749,500	Series 2015-C27-XFG 1.483%, 02/15/2048(b)(g)(m)	310,026
	Lanark Master Issuer Plc
380,000	Series 2019-1A-1A1 3.295%, 12/22/2069(b)(h) 3 mo. USD LIBOR + 0.770%	381,041
	Lehman Mortgage Trust
1,931,814	Series 2006-2-2A3 5.750%, 04/25/2036	1,994,004
	Lehman XS Trust
3	Series 2006-12N-A2A1 2.554%, 08/25/2046(c)(h) 1 mo. USD LIBOR + 0.150%	3
151,942	Series 2006-2N-1A1 2.664%, 02/25/2046(h) 1 mo. USD LIBOR + 0.260%	140,171
	LoanCore Issuer Ltd.
1,296,000	Series 2019-CRE3-D 4.894%, 04/15/2034(b)(h) 1 mo. LIBOR + 2.500%	1,307,322
	Ludgate Funding Plc

Principal Amount^		Value
$ 123,537 (EUR)	Series 2007-1-A2B 0.000%, 01/01/2061(h) -1*3 mo. EURIBOR + 0.160%	$133,071
477,665 (GBP)	Series 2008-W1X-A1 1.441%, 01/01/2061(h) 3 mo. GBP LIBOR + 0.600%	590,362
	Master Adjustable Rate Mortgages Trust
164,828	Series 2004-7-3A1 4.253%, 07/25/2034(g)	164,672
75,832	Series 2006-2-1A1 4.796%, 04/25/2036(g)	77,232
	Master Alternative Loan Trust
39,014	Series 2003-9-4A1 5.250%, 11/25/2033	41,372
37,538	Series 2004-5-1A1 5.500%, 06/25/2034	39,439
49,053	Series 2004-5-2A1 6.000%, 06/25/2034	52,031
195,393	Series 2004-8-2A1 6.000%, 09/25/2034	212,488
	Merrill Lynch Alternative Note Asset Trust
576,250	Series 2007-AF1-1AF2 5.750%, 05/25/2037	552,507
	Merrill Lynch Mortgage Investors Trust
15,371	Series 2006-2-2A 4.435%, 05/25/2036(g)	15,553
	Monarch Beach Resort Trust
1,250,000	Series 2018-MBMZ-M 7.354%, 07/15/2025(b)(h) 1 mo. LIBOR + 4.960%	1,257,286
	Morgan Stanley Bank of America Merrill Lynch Trust
15,000	Series 2015-C20-D 3.071%, 02/15/2048(b)	13,762
1,000,000	Series 2015-C26-E 4.551%, 10/15/2048(b)(g)	790,869
	Morgan Stanley Capital I Trust
285,000	Series 2011-C2-D 5.668%, 06/15/2044(b)(g)	290,502
235,000	Series 2011-C2-E 5.668%, 06/15/2044(b)(g)	232,463
1,508,000	Series 2019-PLND-F 5.194%, 05/15/2036(b)(h) 1 mo. USD LIBOR + 2.800%	1,513,667
	Morgan Stanley Mortgage Loan Trust
2,992,669	Series 2005-9AR-2A 4.392%, 12/25/2035(g)	2,870,241
3,311,006	Series 2006-11-2A2 6.000%, 08/25/2036	2,689,561
428,942	Series 2006-7-3A 5.014%, 06/25/2036(g)	372,364
273,700	Series 2007-13-6A1 6.000%, 10/25/2037	225,116
	Morgan Stanley Re-Remic Trust
475,498	Series 2010-R9-3C 6.000%, 11/26/2036(b)(g)	490,025

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Motel 6 Trust
$ 1,404,254	Series 2017-M6MZ-M 9.321%, 08/15/2019(b)(h) 1 mo. LIBOR + 6.927%	$1,425,887
	Newgate Funding Plc
191,436 (EUR)	Series 2007-3X-A2B 0.282%, 12/15/2050(h) -1*3 mo. EURIBOR + 0.600%	211,731
	Prime Mortgage Trust
1,488,811	Series 2006-DR1-2A1 5.500%, 05/25/2035(b)	1,283,769
	Residential Accredit Loans, Inc.
1,099,537	Series 2006-QS10-A9 6.500%, 08/25/2036	1,054,886
692,208	Series 2006-QS14-A18 6.250%, 11/25/2036	631,674
526,692	Series 2006-QS17-A5 6.000%, 12/25/2036	496,358
528,325	Series 2006-QS2-1A4 5.500%, 02/25/2036	473,082
653,889	Series 2006-QS7-A3 6.000%, 06/25/2036	614,188
675,298	Series 2007-QS1-2A10 6.000%, 01/25/2037	634,620
1,039,242	Series 2007-QS3-A1 6.500%, 02/25/2037	989,981
2,342,191	Series 2007-QS6-A6 6.250%, 04/25/2037	2,276,931
586,118	Series 2007-QS8-A8 6.000%, 06/25/2037	547,480
1,720,366	Series 2007-QS9-A33 6.500%, 07/25/2037	1,623,464
	Residential Asset Securitization Trust
477,365	Series 2003-A9-A2 4.000%, 08/25/2033	477,657
185,733	Series 2005-A8CB-A9 5.375%, 07/25/2035	163,795
330,108	Series 2006-A8-1A1 6.000%, 08/25/2036	294,391
268,437	Series 2007-A1-A8 6.000%, 03/25/2037	159,392
539,992	Series 2007-A5-2A5 6.000%, 05/25/2037	469,205
16,510,768	Series 2007-A9-A1 2.954%, 09/25/2037(h) 1 mo. USD LIBOR + 0.550%	6,538,821
16,510,768	Series 2007-A9-A2 4.046%, 09/25/2037(h)(m) -1*1 mo. USD LIBOR + 6.450%	5,070,079
	Residential Funding Mortgage Securities I Trust
50,399	Series 2006-S1-1A3 5.750%, 01/25/2036	48,282
627,191	Series 2006-S4-A5 6.000%, 04/25/2036	625,081
411,123	Series 2006-SA2-3A1 5.257%, 08/25/2036(g)	388,416

Principal Amount^		Value
	RMAC Securities No 1 Plc
$ 105,209 (EUR)	Series 2006-NS1X-A2C 0.000%, 06/12/2044(h) -1*3 mo. EURIBOR + 0.150%	$114,895
	SLIDE
2,433,987	Series 2018-FUN-F 5.394%, 06/15/2031(b)(h) 1 mo. LIBOR + 3.000%	2,458,641
	Starwood Retail Property Trust
950,000	Series 2014-STAR-E 6.544%, 11/15/2027(b)(h) 1 mo. LIBOR + 4.150%	787,711
	Structured Adjustable Rate Mortgage Loan Trust
63,909	Series 2004-12-7A3 4.427%, 09/25/2034(g)	64,299
866,299	Series 2005-14-A1 2.714%, 07/25/2035(h) 1 mo. USD LIBOR + 0.310%	694,971
359,422	Series 2005-15-1A1 4.243%, 07/25/2035(g)	291,141
426,038	Series 2005-22-3A1 4.498%, 12/25/2035(g)	361,186
1,080,278	Series 2008-1-A2 4.205%, 10/25/2037(g)	977,061
	Structured Asset Mortgage Investments II Trust
7,880,427	Series 2007-AR1-2A1 2.584%, 01/25/2037(h) 1 mo. USD LIBOR + 0.180%	7,575,430
	Structured Asset Securities Corp. Trust
43,362	Series 2005-1-7A7 5.500%, 02/25/2035	43,864
1,022,605	Series 2005-5-2A2 5.500%, 04/25/2035	1,012,020
9,660,004	Series 2007-4-1A3 3.688%, 03/28/2045(b)(h)(m) -1*1 mo. LIBOR + 6.250%	1,376,705
	UBS-Barclays Commercial Mortgage Trust
305,000	Series 2012-C2-E 5.048%, 05/10/2063(b)(d)(g)	246,644
	Washington Mutual Mortgage Pass-Through Certificates Trust
486,245	Series 2005-1-5A1 6.000%, 03/25/2035	498,041
700,664	Series 2006-5-1A5 6.000%, 07/25/2036	648,934
487,182	Series 2006-8-A6 4.458%, 10/25/2036(f)	284,054
3,297,474	Series 2007-5-A3 7.000%, 06/25/2037	2,321,824
	Wells Fargo Alternative Loan Trust
203,730	Series 2007-PA2-3A1 2.754%, 06/25/2037(h) 1 mo. USD LIBOR + 0.350%	146,074
300,126	Series 2007-PA2-3A2 4.246%, 06/25/2037(h)(m) -1*1 mo. USD LIBOR + 6.650%	40,877

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Wells Fargo Commercial Mortgage Trust
$ 19,971,000	Series 2015-C28-XE 1.249%, 05/15/2048(b)(g)(m)	$1,200,515
750,000	Series 2016-C33-D 3.123%, 03/15/2059(b)	678,137
	Wells Fargo Mortgage-Backed Securities Trust
115,208	Series 2003-M-A1 4.901%, 12/25/2033(g)	118,291
298,435	Series 2004-I-2A1 5.074%, 07/25/2034(g)	311,764
38,592	Series 2004-O-A1 4.711%, 08/25/2034(g)	39,315
12,963	Series 2005-11-2A3 5.500%, 11/25/2035	13,071
323,527	Series 2005-12-1A5 5.500%, 11/25/2035	328,556
76,611	Series 2005-16-A18 6.000%, 12/25/2035	77,351
38,579	Series 2005-AR10-2A4 4.947%, 05/01/2035(g)	40,352
142,692	Series 2005-AR2-3A1 5.141%, 03/25/2035(g)	147,535
444,065	Series 2006-3-A11 5.500%, 03/25/2036	452,829
146,039	Series 2006-AR19-A1 4.869%, 12/25/2036(g)	145,385
397,519	Series 2006-AR2-2A5 4.991%, 03/25/2036(g)	398,508
453,507	Series 2007-3-1A4 6.000%, 04/25/2037	466,959
	WFRBS Commercial Mortgage Trust
155,000	Series 2011-C2-D 5.839%, 02/15/2044(b)(g)	158,525
510,000	Series 2011-C3-D 5.856%, 03/15/2044(b)(g)	462,244
500,000	Series 2012-C6-D 5.768%, 04/15/2045(b)(g)	523,973
100,000	Series 2012-C7-C 4.970%, 06/15/2045(g)	102,421
290,000	Series 2012-C7-E 4.970%, 06/15/2045(b)(g)	257,244

TOTAL MORTGAGE-BACKED SECURITIES (Cost $357,379,771)		388,308,004

MUNICIPAL BONDS: 0.7%

Puerto Rico: 0.7%
	Commonwealth of Puerto Rico
11,420,000	8.000%, 07/01/2035(j)	5,938,400
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
165,000	Series A 5.000%, 07/01/2021	167,269
76,000	Series A 5.000%, 07/01/2022	77,235

Principal Amount^		Value

Puerto Rico (continued)
$ 190,000	Series A 5.250%, 07/01/2029	$193,088
488,000	Series A 5.000%, 07/01/2033	492,270
311,000	Series A 5.125%, 07/01/2037	313,721
338,000	Series A 5.750%, 07/01/2037	347,295
1,775,000	Series A 5.250%, 07/01/2042	1,794,969
280,000	Series A 6.000%, 07/01/2047	288,050
	Puerto Rico Public Buildings Authority
1,125,000	Series U 5.250%, 07/01/2042(j)	818,437
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
39,000	Series A-1 0.000%, 07/01/2024(o)	33,197
66,000	Series A-1 0.000%, 07/01/2027(o)	50,600
65,000	Series A-1 0.000%, 07/01/2029(o)	45,633
83,000	Series A-1 0.000%, 07/01/2031(o)	52,035
94,000	Series A-1 0.000%, 07/01/2033(o)	52,608
69,000	Series A-1 4.500%, 07/01/2034	71,367
35,000	Series A-1 4.550%, 07/01/2040	35,088
893,000	Series A-1 0.000%, 07/01/2046(o)	205,345
728,000	Series A-1 0.000%, 07/01/2051(o)	123,716
255,000	Series A-1 4.750%, 07/01/2053	248,513
645,000	Series A-1 5.000%, 07/01/2058	646,612
353,000	Series A-2 4.550%, 07/01/2040	341,528
11,000	Series A-2 4.750%, 07/01/2053	10,408
141,000	Series A-2 5.000%, 07/01/2058	136,770

TOTAL MUNICIPAL BONDS (Cost $12,078,498)		12,484,154

SHORT-TERM INVESTMENTS: 4.6%

TREASURY BILLS: 1.2%
	United States Treasury Bill
1,930,000	2.446%, 08/15/2019(a)(p)	1,924,316
3,570,000	2.555%, 01/30/2020(p)	3,518,039
8,940,000	1.960%, 05/21/2020(p)	8,786,654
8,955,000	1.937%, 06/18/2020(p)	8,790,359

TOTAL TREASURY BILLS (Cost $23,019,368)		23,019,368

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

REPURCHASE AGREEMENTS: 3.4%
$ 65,094,000	Fixed Income Clearing Corp. 0.500%, 6/28/2019, due 07/01/2019 [collateral: par value $3,575,000 U.S. Treasury Note, 2.375%, due 03/15/2022, value $3,663,128, par value $60,880,000 U.S. Treasury Note, 2.750%, due 08/15/2021, value $62,761,924] (proceeds $65,096,712)	$65,094,000

TOTAL REPURCHASE AGREEMENTS (Cost $65,094,000)		65,094,000

TOTAL SHORT-TERM INVESTMENTS (Cost $88,113,368)		88,113,368

TOTAL PURCHASED OPTIONS(q) (Cost $2,201,537): 0.1%		1,727,936

TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (Cost: $1,859,530,561): 102.4%		1,940,134,989

Liabilities in Excess of Other Assets: (2.4)%		(44,877,198)

NET ASSETS: 100.0%		$1,895,257,791

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
PIK	Payment-in-kind
REMICS	Real Estate Mortgage Investment Conduit
USSW5	USD 5 year swap rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Securities with an aggregate fair value of $305,458,790 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, securities sold short and futures positions.

(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(c)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid securities at June 30, 2019, at which time the aggregate value of these illiquid securities is $36,347,714 or 1.9% of net assets.
(e)	Perpetual Call.
(f)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2019.
(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2019.
(h)	Floating Interest Rate at June 30, 2019.
(i)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(j)	Security is currently in default and/or non-income producing.
(k)	When issued security.
(l)	Pay-in-kind securities.
(m)	Interest Only security. Security with a notional or nominal principal amount.
(n)	Principal Only security.
(o)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(p)	The rate shown represents yield-to-maturity.
(q)	For a breakout of open positions, see details shown in the Schedule of Purchased Options table that follows.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish new Lira
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF PURCHASED OPTIONS at June 30, 2019 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbvie, Inc.	Goldman Sachs & Co.	$80.00	11/15/2019	606	$4,406,832	$93,324	$68,044	$25,280
BB&T Corp.	Goldman Sachs & Co.	57.50	9/20/2019	1,032	5,070,216	15,996	50,373	(34,377)
DXC Technology Co.	Goldman Sachs & Co.	55.00	9/20/2019	378	2,084,670	130,410	119,881	10,529
Eldorado Resorts, Inc.	Goldman Sachs & Co.	50.00	7/19/2019	348	1,603,236	22,620	26,984	(4,364)
Multi-Color Corp.	Goldman Sachs & Co.	50.00	7/19/2019	38	189,886	95	2,312	(2,217)
Nielsen Holdings Plc	Goldman Sachs & Co.	24.00	8/16/2019	50	113,000	4,250	5,932	(1,682)
Nielsen Holdings Plc	Goldman Sachs & Co.	25.00	8/16/2019	50	113,000	2,700	4,224	(1,524)
Occidental Petroleum Corp.	Goldman Sachs & Co.	55.00	8/16/2019	1,236	6,214,608	80,340	291,638	(211,298)
QEP Resources, Inc.	Goldman Sachs & Co.	7.00	7/19/2019	727	525,621	39,985	21,744	18,241
QEP Resources, Inc.	Goldman Sachs & Co.	9.00	7/19/2019	529	382,467	2,645	18,025	(15,380)
Put
Anadarko Petroleum Corp.	Goldman Sachs & Co.	65.00	8/16/2019	4,056	28,619,136	393,432	601,603	(208,171)
Avaya Holdings Corp.	Goldman Sachs & Co.	10.00	7/19/2019	123	146,493	1,230	3,178	(1,948)
Avaya Holdings Corp.	Goldman Sachs & Co.	10.00	8/16/2019	482	574,062	15,665	35,241	(19,576)
Avaya Holdings Corp.	Goldman Sachs & Co.	12.50	8/16/2019	922	1,098,102	129,080	99,608	29,472
Fox Corp.	Goldman Sachs & Co.	37.00	7/19/2019	714	2,616,096	67,830	87,311	(19,481)
Live Residential Asset Mortgage Products Holdings, Inc.	Goldman Sachs & Co.	50.00	8/16/2019	317	1,536,816	118,875	80,509	38,366
Logmein, Inc.	Goldman Sachs & Co.	70.00	9/20/2019	295	2,173,560	104,725	132,058	(27,333)
Masco Corp.	Goldman Sachs & Co.	35.00	8/16/2019	134	525,816	6,030	8,152	(2,122)
Mellanox Technologies Ltd.	Goldman Sachs & Co.	100.00	12/20/2019	419	4,637,073	140,365	177,218	(36,853)
Mellanox Technologies Ltd.	Goldman Sachs & Co.	105.00	12/20/2019	380	4,205,460	191,900	107,234	84,666
Quad/Graphics, Inc.	Goldman Sachs & Co.	7.50	10/18/2019	1,113	880,383	100,170	50,529	49,641
Red Hat, Inc.	Goldman Sachs & Co.	165.00	9/20/2019	64	1,201,664	1,760	22,114	(20,354)
Red Hat, Inc.	Goldman Sachs & Co.	170.00	1/17/2020	29	544,504	2,320	11,760	(9,440)
Spark Therapeutics, Inc.	Goldman Sachs & Co.	80.00	12/20/2019	28	286,664	17,640	18,069	(429)
Wellcare Health Plans, Inc.	Goldman Sachs & Co.	250.00	9/20/2019	134	3,819,938	24,120	136,652	(112,532)

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF PURCHASED OPTIONS at June 30, 2019 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Wyndham Hotels & Resorts, Inc.	Goldman Sachs & Co.	$50.00	8/16/2019	218	$1,215,132	$9,810	$12,172	$(2,362)

Total						1,717,317	2,192,565	(475,248)

EXCHANGE TRADED FUNDS
Call
Invesco QQQ Trust Series 1	Goldman Sachs & Co.	189.00	7/19/2019	41	765,634	10,619	8,972	1,647

Total Purchased Options						$1,727,936	$2,201,537	$(473,601)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2019 (Unaudited)

Shares		Value

COMMON STOCKS: (8.1)%
(58,551)	AbbVie, Inc.	$(4,257,829)
(35,443)	AT&T, Inc.	(1,187,695)
(111,787)	Avon Products, Inc.*	(433,734)
(7,185)	Bayerische Motoren Werke AG	(532,000)
(5,308)	Booz Allen Hamilton Holding Corp.	(351,443)
(312,272)	Bristol-Myers Squibb Co.	(14,161,535)
(1,651)	CACI International, Inc. Class A*	(337,778)
(159,757)	Celgene Corp.	(351,465)
(242,361)	Centene Corp.*	(12,709,411)
(5,053)	Choice Hotels International, Inc.	(439,662)
(1)	Cousins Properties, Inc.	(18)
(15,963)	CSX Corp.	(1,235,057)
(9,193)	Daimler AG	(511,633)
(68,367)	Discovery, Inc. Class A*	(2,098,867)
(5,162)	Dow, Inc.	(254,538)
(26,790)	Eldorado Resorts, Inc.*	(1,234,215)
(28,036)	Fiat Chrysler Automobiles N.V.	(391,192)
(279,054)	Fiserv, Inc.*	(25,438,563)
(56,705)	Ford Motor Co.	(580,092)
(2,024)	Fortune Brands Home & Security, Inc.	(115,631)
(17,168)	General Motors Co.	(661,483)
(5,251)	Hilton Worldwide Holdings, Inc.	(513,233)
(5,973)	Home Depot, Inc. (The)	(1,242,205)
(22,880)	Honda Motor Co. Ltd.	(590,828)
(4,375)	JELD-WEN Holding, Inc.*	(92,881)
(148,589)	L3Hariris Technologies, Inc.	(28,102,638)
(4,508)	Leidos Holdings, Inc.	(359,964)
(15,045)	Linde Plc	(3,021,036)
(3,063)	Marriott International, Inc. Class A	(429,708)
(1,676)	Masonite International Corp.*	(88,292)
(9,794)	Multi-Color Corp.	(489,406)
(28,224)	Nielsen Holdings Plc	(637,862)
(123,617)	Occidental Petroleum Corp.	(6,215,463)
(14,180)	Pennsylvania Real Estate Investment Trust	(92,170)
(15,909)	Peugeot S.A.	(392,168)
(1,556)	PPG Industries, Inc.	(181,601)
(103,254)	QEP Resources, Inc.*	(746,526)
(4,313)	Renault S.A.	(271,267)
(120,978)	salesforce.com, Inc.*	(18,355,992)
(22,000)	Tencent Holdings Ltd.	(993,131)
(12,060)	Toyota Motor Corp.	(747,865)
(225,642)	UGI Corp.	(12,051,539)
(9,359)	United Rentals, Inc.*	(1,241,284)
(175,476)	Versum Materials, Inc.	(9,051,052)
(1,700)	WW Grainger, Inc.	(455,991)
(19,205)	Zayo Group Holdings, Inc.*	(632,037)

TOTAL COMMON STOCKS (Proceeds $151,368,525)		(154,279,980)

CLOSED-END FUND: (0.1)% (19,622) Altaba, Inc.*		(1,361,178)

TOTAL CLOSED-END FUND (Proceeds $1,460,321)		(1,361,178)

Shares		Value
EXCHANGE-TRADED FUNDS: (1.0)%
(27,207)	Invesco QQQ Trust Series 1 Series 1	$(5,080,635)
(19,335)	SPDR S&P 500 ETF Trust	(5,665,155)
(154,960)	SPDR S&P Regional Banking ETF	(8,279,513)
(25,500)	Utilities Select Sector SPDR Fund	(1,520,565)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $20,524,947)		(20,545,868)

Principal Amount^

CORPORATE BONDS: (0.1)%
	Gray Television, Inc.
(413,000)	5.125%, 10/15/2024(b)	(421,776)
	Gray Television, Inc.
(199,000)	5.875%, 07/15/2026(b)	(206,960)
	Western Digital Corp.
(332,000)	4.750%, 02/15/2026	(326,539)

TOTAL CORPORATE BONDS (Proceeds $949,429)		(955,275)

TOTAL SECURITIES SOLD SHORT (Proceeds $174,303,222)		(177,142,301)

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2019 (Unaudited)

At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2019	Fund Delivering	U.S. $ Value at June 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/3/2019	PHP	$176,534	USD	$172,911	$3,623	$—
	7/3/2019	PHP	105,979	USD	104,644	1,335	—
	7/3/2019	USD	281,112	PHP	282,513	—	(1,401)
	7/8/2019	COP	70,395	USD	68,171	2,224	—
	7/8/2019	CZK	179,503	USD	178,189	1,314	—
	7/8/2019	INR	458,795	USD	451,882	6,913	—
	7/8/2019	KRW	69,194	USD	68,035	1,159	—
	7/8/2019	KRW	107,589	USD	107,267	322	—
	7/8/2019	PEN	316,313	USD	307,574	8,739	—
	7/8/2019	USD	69,419	COP	70,395	—	(976)
	7/8/2019	USD	175,575	CZK	179,503	—	(3,928)
	7/8/2019	USD	72,588	INR	73,173	—	(585)
	7/8/2019	USD	382,319	INR	385,622	—	(3,303)
	7/8/2019	USD	172,829	KRW	176,783	—	(3,954)
	7/8/2019	USD	310,077	PEN	316,313	—	(6,236)
	7/10/2019	ARS	104,694	USD	97,252	7,442	—
	7/10/2019	ARS	78,492	USD	71,978	6,514	—
	7/10/2019	IDR	246,411	USD	240,751	5,660	—
	7/10/2019	IDR	105,059	USD	104,011	1,048	—
	7/10/2019	IDR	106,512	USD	105,465	1,047	—
	7/10/2019	USD	178,831	ARS	183,186	—	(4,355)
	7/10/2019	USD	457,710	IDR	457,982	—	(272)
	7/15/2019	COP	35,444	USD	34,842	602	—
	7/15/2019	NOK	2,598,730	USD	2,608,815	—	(10,085)
	7/15/2019	USD	34,955	COP	35,445	—	(490)
	7/17/2019	BRL	70,392	USD	70,423	—	(31)
	7/17/2019	USD	70,217	BRL	70,391	—	(174)
	7/18/2019	USD	490,676	CAD	500,536	—	(9,860)
	7/22/2019	COP	71,395	USD	70,187	1,208	—
	7/22/2019	USD	71,516	COP	71,394	122	—
Barclays Bank Plc	7/3/2019	TRY	179,291	USD	172,904	6,387	—
	7/3/2019	TRY	133,606	USD	132,569	1,037	—
	7/3/2019	USD	65,410	TRY	66,372	—	(962)
	7/3/2019	USD	244,257	TRY	246,526	—	(2,269)
	7/8/2019	EUR	671,493	USD	664,715	6,778	—
	7/8/2019	GBP	38,116	USD	38,204	—	(88)
	7/8/2019	GBP	559,039	USD	559,938	—	(899)
	7/8/2019	USD	33,816	EUR	34,144	—	(328)
	7/8/2019	USD	635,438	EUR	637,350	—	(1,912)
	7/8/2019	USD	559,667	GBP	559,039	628	—
	7/8/2019	USD	37,664	GBP	38,116	—	(452)
	7/10/2019	JPY	315,597	USD	314,961	636	—
	7/10/2019	USD	316,825	JPY	315,597	1,228	—
	7/15/2019	CAD	106,977	USD	104,614	2,363	—
	7/15/2019	USD	105,442	CAD	106,977	—	(1,535)
	8/23/2019	PLN	1,742,961	USD	1,687,123	55,838	—
Citibank N.A.	7/8/2019	SEK	142,731	USD	141,462	1,269	—
	7/8/2019	USD	140,549	SEK	142,730	—	(2,181)
	8/15/2019	USD	6,999,598	SGD	7,084,014	—	(84,416)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2019 (Unaudited) (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2019	Fund Delivering	U.S. $ Value at June 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse International	7/2/2019	COP	$2,046,615	USD	$2,067,989	$—	$(21,374)
	7/2/2019	USD	1,945,283	COP	2,046,614	—	(101,331)
	10/2/2019	USD	2,056,274	COP	2,034,533	21,741	—
Deutsche Bank AG	7/31/2019	USD	622,284	EUR	631,722	—	(9,438)
	7/31/2019	USD	1,865,561	GBP	1,829,140	36,421	—
Goldman Sachs & Co.	9/13/2019	USD	1,978,177	EUR	1,975,444	2,733	—
	9/13/2019	USD	134,793	EUR	136,600	—	(1,807)
	9/13/2019	USD	205,206	EUR	207,761	—	(2,555)
	9/13/2019	USD	803,711	EUR	809,078	—	(5,367)
	9/13/2019	USD	490,576	EUR	496,178	—	(5,602)
	9/13/2019	USD	1,127,629	EUR	1,135,134	—	(7,505)
	9/13/2019	USD	2,062,421	EUR	2,077,838	—	(15,417)
	9/13/2019	USD	7,269,943	EUR	7,292,224	—	(22,281)
	9/13/2019	USD	520,132	GBP	519,778	354	—
	9/13/2019	USD	140,778	GBP	140,553	225	—
	9/13/2019	USD	65,103	GBP	65,116	—	(13)
	9/13/2019	USD	1,539,431	GBP	1,543,407	—	(3,976)
	9/13/2019	USD	54,897	SEK	55,458	—	(561)
	9/13/2019	USD	332,869	SEK	339,261	—	(6,392)
	9/13/2019	USD	730,722	SEK	744,013	—	(13,291)
	9/13/2019	USD	731,692	SEK	745,691	—	(13,999)
	9/13/2019	USD	731,335	SEK	745,951	—	(14,616)
	9/13/2019	USD	2,908,040	SEK	2,950,814	—	(42,774)
JPMorgan Chase Bank N.A.	8/13/2019	USD	275,182	EUR	275,185	—	(3)
Morgan Stanley & Co.	7/8/2019	CLP	108,207	USD	105,997	2,210	—
	7/8/2019	CLP	179,562	USD	178,158	1,404	—
	7/8/2019	MXN	71,509	USD	71,639	—	(130)
	7/8/2019	MYR	35,085	USD	34,885	200	—
	7/8/2019	MYR	35,085	USD	34,910	175	—
	7/8/2019	MYR	35,085	USD	35,020	65	—
	7/8/2019	USD	42,760	CLP	43,771	—	(1,011)
	7/8/2019	USD	234,793	CLP	243,999	—	(9,206)
	7/8/2019	USD	69,783	MXN	71,509	—	(1,726)
	7/8/2019	USD	103,656	MYR	105,255	—	(1,599)
	7/10/2019	ARS	67,428	USD	61,648	5,780	—
	7/10/2019	CNY	33,488	USD	33,309	179	—
	7/10/2019	CNY	34,944	USD	34,788	156	—
	7/10/2019	CNY	34,945	USD	34,907	38	—
	7/10/2019	USD	66,247	ARS	67,428	—	(1,181)
	7/10/2019	USD	102,862	CNY	103,377	—	(515)
	7/15/2019	MYR	2,577,898	USD	2,589,937	—	(12,039)
	7/22/2019	CNY	34,944	USD	34,871	73	—
	7/22/2019	MYR	70,156	USD	69,753	403	—
	7/22/2019	USD	34,957	CNY	34,945	12	—
	7/22/2019	USD	69,980	MYR	70,156	—	(176)
	7/31/2019	USD	7,824,054	ZAR	7,989,755	—	(165,701)
	9/30/2019	USD	381,999	GBP	382,539	—	(540)
UBS AG	7/8/2019	CHF	825,436	USD	824,023	1,413	—
	7/8/2019	NOK	432,727	USD	424,614	8,113	—
	7/8/2019	NOK	964,546	USD	964,838	—	(292)
	7/8/2019	USD	30,279	CHF	30,762	—	(483)
	7/8/2019	USD	40,036	CHF	41,015	—	(979)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2019 (Unaudited) (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2019	Fund Delivering	U.S. $ Value at June 30, 2019	Unrealized Appreciation	Unrealized Depreciation
UBS AG (Continued)	7/8/2019	USD	$282,563	CHF	$287,108	$—	$(4,545)
	7/8/2019	USD	459,109	CHF	466,550	—	(7,441)
	7/8/2019	USD	1,369,723	NOK	1,397,273	—	(27,550)
	7/15/2019	HUF	1,709,092	USD	1,708,138	954	—
	7/15/2019	USD	177,094	HUF	176,597	497	—
	7/15/2019	USD	175,333	HUF	176,597	—	(1,264)

			$70,051,751		$70,508,541	$208,582	$(665,372)

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2019 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
2YR U.S. Treasury Notes	456	$91,200,000	$98,121,938	9/30/2019	$502,988

Total Long					$502,988

Futures Contracts – Short
5YR U.S. Treasury Notes	(1,316)	(131,600,000)	$(155,493,625)	9/30/2019	$(1,998,349)
10YR U.S. Treasury Notes	(94)	(9,400,000)	(12,029,063)	9/19/2019	(151,601)
S&P 500 E Mini Index	(98)	(4,900)	(14,426,580)	9/20/2019	(88,436)
Ultra-Long U.S. Treasury Bonds	(26)	(2,600,000)	(4,616,625)	9/19/2019	1,878
Ultra 10YR U.S. Treasury Notes	(186)	(18,600,000)	(25,691,250)	9/19/2019	(203,165)

Total Short					$(2,439,673)

Total Futures Contracts					$(1,936,685)

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
AES Corp. 4.875%, 05/15/2023	6/20/2024	(5.000%)	0.641%		$(9,350,000)	Quarterly	$(1,915,432)	$(1,864,811)	$(50,621)
AK Steel Corp. 7.000%, 03/15/2027	6/20/2024	(5.000%)	9.103%		(10,050,000)	Quarterly	1,397,670	1,235,812	161,858
American Axle & Manufacturing, Inc. 6.625%, 10/15/2022	6/20/2024	(5.000%)	3.205%		(3,100,000)	Quarterly	(235,855)	(210,298)	(25,557)
Amkor Technology, Inc. 6.625%, 09/15/2027	6/20/2024	(5.000%)	1.786%		(5,600,000)	Quarterly	(807,195)	(726,115)	(81,080)
Amkor Technology, Inc. 6.375%, 10/01/2022	6/20/2024	(5.000%)	1.786%		(1,150,000)	Quarterly	(165,763)	(188,162)	22,399
Apache Corp. 3.250%, 04/15/2022	6/20/2024	(1.000%)	1.194%		(11,100,000)	Quarterly	98,901	128,839	(29,938)
ArcelorMittal 2.875%, 07/06/2020	6/20/2024	(5.000%)	1.560%	EUR	(8,450,000)	Quarterly	(1,577,986)	(1,407,403)	(170,583)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Arrow Electronics, Inc. 6.000%, 04/01/2020	6/20/2024	(1.000%)	0.798%		$(7,300,000)	Quarterly	$(68,775)	$(52,774)	$(16,001)
AT&T, Inc. 2.450%, 06/30/2020	6/20/2024	(1.000%)	0.912%		(150,000)	Quarterly	(615)	(281)	(334)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025	6/20/2024	(5.000%)	2.363%		(150,000)	Quarterly	(17,332)	(15,381)	(1,951)
Avnet, Inc. 4.875%, 12/01/2022	6/20/2024	(1.000%)	0.801%		(200,000)	Quarterly	(1,858)	(1,516)	(342)
Avon Products, Inc. 7.000%, 03/15/2023	6/20/2024	(5.000%)	3.293%		(1,700,000)	Quarterly	(122,546)	(122,847)	301
Bank of America Corp. 2.369%, 07/21/2021	6/20/2024	(1.000%)	0.446%		(2,600,000)	Quarterly	(68,202)	(63,311)	(4,891)
Bayer AG 1.875%, 01/25/2021	6/20/2024	(1.000%)	0.834%	EUR	(9,650,000)	Quarterly	(89,522)	(100,771)	11,249
BNP Paribas S.A. 2.875%, 09/26/2023	6/20/2024	(1.000%)	0.283%		(4,300,000)	Quarterly	(176,637)	(128,306)	(48,331)
Bouygues S.A. 4.250%, 07/22/2020	6/20/2024	(1.000%)	0.337%		(2,000,000)	Quarterly	(75,700)	(55,236)	(20,464)
Bristol-Myers Squibb Co. 6.800%, 11/15/2026	6/20/2024	(1.000%)	0.315%		$(10,850,000)	Quarterly	(353,781)	(322,904)	(30,877)
Cardinal Health, Inc. 4.625%, 12/15/2020	6/20/2024	(1.000%)	0.939%		(11,250,000)	Quarterly	(31,645)	49,752	(81,397)
CDX North America High Yield Index Series 32 5.000%, 06/20/2024	6/20/2024	(5.000%)	3.242%		(95,000,000)	Quarterly	(7,126,868)	(5,644,500)	(1,482,368)
CDX North America Investment Grade Index Series 31 1.000%, 06/20/2024	6/20/2024	(1.000%)	0.542%		(80,000,000)	Quarterly	(1,703,378)	(1,194,527)	(508,851)
Centrica Plc 6.375%, 03/10/2022	6/20/2024	(1.000%)	0.935%	EUR	(10,050,000)	Quarterly	(36,272)	32,942	(69,214)
CenturyLink, Inc. 6.150%, 09/15/2019	6/20/2024	(1.000%)	3.003%		$(9,850,000)	Quarterly	842,552	1,330,812	(488,260)
CenturyLink, Inc. 7.500%, 04/01/2024	6/20/2024	(1.000%)	3.003%		(3,000,000)	Quarterly	256,614	391,838	(135,224)
Chesapeake Energy Corp. 8.000%, 01/15/2025	6/20/2024	(5.000%)	8.542%		(8,800,000)	Quarterly	1,078,344	985,750	92,594
Commerzbank AG 4.000%, 09/16/2020	6/20/2024	(1.000%)	0.694%	EUR	(9,750,000)	Quarterly	(167,848)	79,788	(247,636)
Conagra Brands, Inc. 7.000%, 10/01/2028	6/20/2024	(1.000%)	0.890%		$(11,100,000)	Quarterly	(56,584)	240,779	(297,363)
Continental AG 3.125%, 09/09/2020	6/20/2024	(1.000%)	0.625%	EUR	(9,750,000)	Quarterly	(206,251)	(152,125)	(54,126)
Credit Agricole S.A. 5.065%, 08/10/2022	6/20/2024	(1.000%)	0.269%		(4,100,000)	Quarterly	(171,728)	(148,823)	(22,905)

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
CVS Health Corp. 2.125%, 06/01/2021	6/20/2024	(1.000%)	0.744%		$(10,950,000)	Quarterly	$(131,355)	$(65,216)	$(66,139)
Danske Bank A/S 0.250%, 11/28/2022	6/20/2024	(1.000%)	0.434%	EUR	(9,550,000)	Quarterly	(307,601)	(193,061)	(114,540)
Deutsche Bank AG 1.125%, 08/30/2023	6/20/2024	(1.000%)	1.511%		(10,050,000)	Quarterly	279,489	318,746	(39,257)
Deutsche Lufthansa AG 1.125%, 09/12/2019	6/20/2024	(1.000%)	0.636%		(9,650,000)	Quarterly	(198,243)	(220,756)	22,513
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2024	(1.000%)	0.871%		$(13,150,000)	Quarterly	(79,183)	125,908	(205,091)
Diamond Offshore Drilling, Inc. 3.450%, 11/01/2023	6/20/2024	(1.000%)	5.158%		(7,250,000)	Quarterly	1,183,718	904,125	279,593
DISH DBS Corp. 6.750%, 06/01/2021	6/20/2024	(5.000%)	4.667%		(450,000)	Quarterly	(5,997)	(3,196)	(2,801)
DXC Technology Co. 4.450%, 09/18/2022	6/20/2024	(5.000%)	1.021%		(6,550,000)	Quarterly	(1,205,811)	(1,182,738)	(23,073)
Eastman Chemical Co. 7.600%, 02/01/2027	6/20/2024	(1.000%)	0.598%		(7,150,000)	Quarterly	(135,343)	(73,169)	(62,174)
Electrolux AB 1.000%, 12/05/2019	6/20/2024	(1.000%)	0.254%	EUR	(9,450,000)	Quarterly	(404,232)	(340,185)	(64,047)
Encana Corp. 3.900%, 11/15/2021	6/20/2024	(1.000%)	1.217%		$(400,000)	Quarterly	3,987	7,708	(3,721)
Encana Corp. 6.500%, 05/15/2019	6/20/2024	(1.000%)	1.217%		(11,150,000)	Quarterly	111,138	90,194	20,944
Expedia Group, Inc. 4.500%, 08/15/2024	6/20/2024	(1.000%)	0.558%		(13,150,000)	Quarterly	(274,094)	(143,274)	(130,820)
Ford Motor Co. 4.346%, 12/08/2026	6/20/2024	(5.000%)	1.943%		(350,000)	Quarterly	(47,683)	(47,643)	(40)
General Mills, Inc. 3.150%, 12/15/2021	6/20/2024	(1.000%)	0.554%		(300,000)	Quarterly	(6,313)	(6,769)	456
General Motors Co. 4.875%, 10/02/2023	6/20/2024	(5.000%)	1.319%		(2,550,000)	Quarterly	(428,998)	(410,617)	(18,381)
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	6/20/2024	(1.000%)	0.631%		(5,050,000)	Quarterly	(87,725)	(2,278)	(85,447)
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	6/20/2024	(5.000%)	2.745%		(6,600,000)	Quarterly	(642,412)	(523,074)	(119,338)
Halliburton Co. 8.750%, 02/15/2021	6/20/2024	(1.000%)	0.685%		(11,000,000)	Quarterly	(162,752)	(157,509)	(5,243)
HCA, Inc. 7.500%, 02/15/2022	6/20/2024	(5.000%)	1.087%		(2,550,000)	Quarterly	(460,424)	(429,667)	(30,757)
Hess Corp. 3.500%, 07/15/2024	6/20/2024	(1.000%)	1.176%		(2,850,000)	Quarterly	23,074	(20,468)	43,542
Host Hotels & Resorts L.P. 4.750%, 03/01/2023	6/20/2024	(1.000%)	0.488%		(4,850,000)	Quarterly	(117,502)	(103,414)	(14,088)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
HP, Inc. 4.650%, 12/09/2021	6/20/2024	(1.000%)	0.576%		$(11,050,000)	Quarterly	$(221,011)	$(143,446)	$(77,565)
Imperial Brands Finance Plc 1.375%, 01/27/2025	6/20/2024	(1.000%)	0.857%	EUR	(7,150,000)	Quarterly	(56,937)	(26,697)	(30,240)
International Lease Finance Corp. 8.250%, 12/15/2020	6/20/2024	(5.000%)	0.713%		$(2,450,000)	Quarterly	(492,062)	(478,545)	(13,517)
International Paper Co. 7.500%, 08/15/2021	6/20/2024	(1.000%)	0.554%		(10,850,000)	Quarterly	(228,140)	(168,523)	(59,617)
ITV Plc 2.125%, 09/21/2022	6/20/2024	(5.000%)	1.205%	EUR	(8,200,000)	Quarterly	(1,714,406)	(1,682,729)	(31,677)
KB Home 7.000%, 12/15/2021	6/20/2024	(5.000%)	1.901%		$(150,000)	Quarterly	(20,755)	(18,469)	(2,286)
Kohl’s Corp. 4.250%, 07/17/2025	6/20/2024	(1.000%)	1.753%		(11,600,000)	Quarterly	391,963	400,687	(8,724)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	6/20/2024	(1.000%)	1.012%		(11,150,000)	Quarterly	6,398	155,475	(149,077)
Kroger Co. (The) 6.150%, 01/15/2020	6/20/2024	(1.000%)	0.791%		(10,900,000)	Quarterly	(106,554)	(37,955)	(68,599)
LANXESS AG 0.250%, 10/07/2021	6/20/2024	(1.000%)	0.643%	EUR	(7,450,000)	Quarterly	(149,862)	(15,028)	(134,834)
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021	6/20/2024	(1.000%)	1.939%		$(12,000,000)	Quarterly	502,158	682,743	(180,585)
Marathon Petroleum Corp. 3.625%, 09/15/2024	6/20/2024	(5.000%)	0.526%		(9,150,000)	Quarterly	(1,932,889)	(1,838,590)	(94,299)
Marks & Spencer Plc 3.000%, 12/08/2023	6/20/2024	(1.000%)	1.781%	EUR	(11,400,000)	Quarterly	479,330	510,231	(30,901)
McKesson Corp. 7.650%, 03/01/2027	6/20/2024	(1.000%)	0.732%		$(11,000,000)	Quarterly	(137,886)	(11,851)	(126,035)
MDC Holdings, Inc. 5.625%, 02/01/2020	6/20/2024	(1.000%)	1.054%		(100,000)	Quarterly	250	(140)	390
Metsa Board OYJ 2.750%, 09/29/2027	6/20/2024	(5.000%)	0.567%	EUR	(2,150,000)	Quarterly	(539,238)	(544,095)	4,857
MGIC Investment Corp. 5.750%, 08/15/2023	6/20/2024	(5.000%)	0.834%		$(2,750,000)	Quarterly	(534,158)	(534,558)	400
Mondelez International, Inc. 4.000%, 02/01/2024	6/20/2024	(1.000%)	0.442%		(200,000)	Quarterly	(5,285)	(5,196)	(89)
Morgan Stanley 3.750%, 02/25/2023	6/20/2024	(1.000%)	0.570%		(8,650,000)	Quarterly	(175,305)	(94,081)	(81,224)
Motorola Solutions, Inc. 7.500%, 05/15/2025	6/20/2024	(1.000%)	0.602%		(100,000)	Quarterly	(1,872)	(1,564)	(308)
Nabors Industries, Inc. 5.500%, 01/15/2023	6/20/2024	(1.000%)	5.800%		(11,850,000)	Quarterly	2,179,567	1,984,875	194,692

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Newell Brands, Inc. 3.850%, 04/01/2023	6/20/2024	(1.000%)	1.801%		$(11,600,000)	Quarterly	$416,238	$602,196	$(185,958)
Nokia OYJ 1.000%, 03/15/2021	6/20/2024	(5.000%)	0.845%	EUR	(5,050,000)	Quarterly	(1,173,518)	(1,144,004)	(29,514)
Nordstrom, Inc. 6.950%, 03/15/2028	6/20/2024	(1.000%)	2.152%		$(11,400,000)	Quarterly	580,109	349,865	230,244
Olin Corp. 5.500%, 08/15/2022	6/20/2024	(1.000%)	1.137%		(11,250,000)	Quarterly	70,888	281,124	(210,236)
Packaging Corp. of America 3.900%, 06/15/2022	6/20/2024	(1.000%)	0.440%		(10,700,000)	Quarterly	(283,840)	(265,506)	(18,334)
Publicis Groupe S.A. 1.125%, 12/16/2021	6/20/2024	(1.000%)	0.621%	EUR	(9,500,000)	Quarterly	(203,056)	(170,534)	(32,522)
Quest Diagnostics, Inc. 2.500%, 03/30/2020	6/20/2024	(1.000%)	0.397%		$(2,600,000)	Quarterly	(74,461)	(70,560)	(3,901)
Renault S.A. 3.125%, 03/05/2021	6/20/2024	(1.000%)	0.938%	EUR	(9,800,000)	Quarterly	(33,686)	137,596	(171,282)
Repsol International Finance B.V. 2.250%, 12/10/2026	6/20/2024	(1.000%)	0.557%		(2,550,000)	Quarterly	(63,978)	(52,588)	(11,390)
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022	6/20/2024	(5.000%)	0.865%		$(300,000)	Quarterly	(58,171)	(56,192)	(1,979)
RR Donnelley & Sons Co. 7.875%, 03/15/2021	6/20/2024	(5.000%)	9.352%		(6,400,000)	Quarterly	935,810	754,312	181,498
Schaeffler Finance B.V. 2.500%, 05/15/2020	6/20/2024	(5.000%)	0.985%	EUR	(7,450,000)	Quarterly	(1,663,156)	(1,625,848)	(37,308)
Sempra Energy 4.050%, 12/01/2023	6/20/2024	(1.000%)	0.553%		$(200,000)	Quarterly	(4,221)	(3,354)	(867)
Societe Generale S.A. 4.000%, 06/07/2023	6/20/2024	(1.000%)	0.312%	EUR	(9,550,000)	Quarterly	(375,451)	(271,993)	(103,458)
Stora Enso OYJ 2.125%, 06/16/2023	6/20/2024	(5.000%)	0.726%		(8,050,000)	Quarterly	(1,933,393)	(1,922,026)	(11,367)
Target Corp. 3.875%, 07/15/2020	6/20/2024	(1.000%)	0.321%		$(10,800,000)	Quarterly	(349,259)	(303,771)	(45,488)
Tate & Lyle International Finance Plc 6.750%, 11/25/2019	6/20/2024	(1.000%)	0.347%	EUR	(9,300,000)	Quarterly	(346,971)	(318,909)	(28,062)
TEGNA, Inc. 4.875%, 09/15/2021	6/20/2024	(5.000%)	1.086%		$(4,150,000)	Quarterly	(749,619)	(793,270)	43,651
Telefonica Emisiones S.A. 1.528%, 01/17/2025	6/20/2024	(1.000%)	0.607%	EUR	(2,500,000)	Quarterly	(55,457)	(25,280)	(30,177)
thyssenkrupp AG 3.125%, 10/25/2019	6/20/2024	(1.000%)	2.109%		(11,700,000)	Quarterly	688,738	1,196,636	(507,898)
UniCredit SpA 2.125%, 10/24/2026	6/20/2024	(1.000%)	1.186%		(9,900,000)	Quarterly	101,609	223,486	(121,877)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
United Rentals North America, Inc. 5.750%, 11/15/2024	6/20/2024	(5.000%)	1.123%		$(8,350,000)	Quarterly	$(1,491,580)	$(1,133,068)	$(358,512)
United States Steel Corp. 6.650%, 06/01/2037	6/20/2024	(5.000%)	5.304%		(10,500,000)	Quarterly	124,421	(695,548)	819,969
UnitedHealth Group, Inc. 3.350%, 07/15/2022	6/20/2024	(1.000%)	0.318%		(6,950,000)	Quarterly	(225,887)	(200,492)	(25,395)
Universal Health Services, Inc. 5.000%, 06/01/2026	6/20/2024	(1.000%)	0.590%		(4,550,000)	Quarterly	(87,854)	(71,547)	(16,307)
Valeo S.A. 3.250%, 01/22/2024	6/20/2024	(1.000%)	1.215%	EUR	(9,900,000)	Quarterly	117,429	286,031	(168,602)
Valero Energy Corp. 8.750%, 06/15/2030	6/20/2024	(1.000%)	0.577%		$(13,250,000)	Quarterly	(263,957)	(188,174)	(75,783)
Verizon Communications, Inc. 4.125%, 03/16/2027	6/20/2024	(1.000%)	0.546%		(150,000)	Quarterly	(3,210)	(2,998)	(212)
Vodafone Group Plc 1.000%, 09/11/2020	6/20/2024	(1.000%)	0.591%	EUR	(9,700,000)	Quarterly	(224,355)	(37,140)	(187,215)
Wells Fargo & Co. 3.069%, 01/24/2023	6/20/2024	(1.000%)	0.427%		$(10,800,000)	Quarterly	(293,563)	(197,294)	(96,269)
Weyerhaeuser Co. 7.125%, 07/15/2023	6/20/2024	(1.000%)	0.496%		(10,800,000)	Quarterly	(257,417)	(189,146)	(68,271)

Total Buy Protection							$(24,535,466)	$(18,175,584)	$(6,359,882)

Sell Protection
Accor S.A. 2.625%, 02/05/2021	6/20/2024	1.000%	0.671%	EUR	4,650,000	Quarterly	86,159	84,003	2,156
Advanced Micro Devices, Inc. 7.500%, 08/15/2022	6/20/2024	5.000%	0.717%		$2,550,000	Quarterly	511,676	491,600	20,076
AES Corp. 4.875%, 05/15/2023	6/20/2024	5.000%	0.641%		9,350,000	Quarterly	1,915,433	1,896,236	19,197
AK Steel Corp. 7.000%, 03/15/2027	6/20/2024	5.000%	9.103%		10,050,000	Quarterly	(1,397,672)	(1,864,750)	467,078
Akzo Nobel N.V. 1.750%, 11/07/2024	6/20/2024	1.000%	0.360%	EUR	9,500,000	Quarterly	346,873	275,203	71,670
Ally Financial, Inc. 7.500%, 09/15/2020	6/20/2024	5.000%	1.082%		$9,200,000	Quarterly	1,663,652	1,600,440	63,212
American International Group, Inc. 6.250%, 05/01/2036	6/20/2024	1.000%	0.717%		10,850,000	Quarterly	143,636	102,494	41,142
Amkor Technology, Inc. 6.375%, 10/01/2022	6/20/2024	5.000%	1.786%		5,200,000	Quarterly	749,539	794,715	(45,176)
Anglo American Capital Plc 4.125%, 04/15/2021	6/20/2024	5.000%	0.915%	EUR	8,250,000	Quarterly	1,879,146	1,772,924	106,222

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Anheuser-Busch InBev S.A. 4.000%, 06/02/2021	6/20/2024	1.000%	0.567%	EUR	2,450,000	Quarterly	$60,032	$55,510	$4,522
Apache Corp. 3.250%, 04/15/2022	6/20/2024	1.000%	1.194%		$150,000	Quarterly	(1,336)	(140)	(1,196)
AT&T, Inc. 2.450%, 06/30/2020	6/20/2024	1.000%	0.912%		11,100,000	Quarterly	45,484	(52,914)	98,398
AutoZone, Inc. 2.500%, 04/15/2021	6/20/2024	1.000%	0.401%		10,850,000	Quarterly	308,531	253,333	55,198
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025	6/20/2024	5.000%	2.363%		10,100,000	Quarterly	1,167,035	1,023,049	143,986
Aviva Plc 0.625%, 10/27/2023	6/20/2024	1.000%	0.616%	EUR	4,550,000	Quarterly	98,678	38,122	60,556
Avnet, Inc. 4.875%, 12/01/2022	6/20/2024	1.000%	0.801%		$11,250,000	Quarterly	104,529	54,823	49,706
Avon Products, Inc. 7.000%, 03/15/2023	6/20/2024	5.000%	3.293%		7,100,000	Quarterly	511,813	(319,500)	831,313
Barrick Gold Corp. 5.800%, 11/15/2034	6/20/2024	1.000%	0.454%		2,550,000	Quarterly	65,974	66,597	(623)
Berkshire Hathaway, Inc. 2.750%, 03/15/2023	6/20/2024	1.000%	0.425%		10,750,000	Quarterly	293,067	201,600	91,467
Block Financial LLC 5.500%, 11/01/2022	6/20/2024	5.000%	0.772%		4,700,000	Quarterly	928,825	916,457	12,368
BP Capital Markets Plc 3.161%, 03/17/2021	6/20/2024	1.000%	0.445%	EUR	4,850,000	Quarterly	153,136	150,147	2,989
Campbell Soup Co. 4.250%, 04/15/2021	6/20/2024	1.000%	0.849%		$10,950,000	Quarterly	76,813	39,543	37,270
Cardinal Health, Inc. 4.625%, 12/15/2020	6/20/2024	1.000%	0.939%		300,000	Quarterly	844	(559)	1,403
Carlsberg Breweries A/S 2.625%, 11/15/2022	6/20/2024	1.000%	0.288%	EUR	7,700,000	Quarterly	313,816	309,911	3,905
Carrefour S.A. 1.250%, 06/03/2025	6/20/2024	1.000%	0.622%		2,050,000	Quarterly	43,716	25,335	18,381
Centrica Plc 6.375%, 03/10/2022	6/20/2024	1.000%	0.935%		200,000	Quarterly	722	(994)	1,716
CenturyLink, Inc. 7.500%, 04/01/2024	6/20/2024	1.000%	3.003%		$550,000	Quarterly	(47,045)	(57,063)	10,018
Chesapeake Energy Corp. 8.000%, 01/15/2025	6/20/2024	5.000%	8.542%		2,600,000	Quarterly	(318,602)	(51,438)	(267,164)
Chesapeake Energy Corp. 6.625%, 08/15/2020	6/20/2024	5.000%	8.542%		6,200,000	Quarterly	(759,743)	(203,875)	(555,868)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
CNH Industrial Finance Europe S.A. 2.875%, 05/17/2023	6/20/2024	5.000%	0.941%	EUR	7,650,000	Quarterly	$1,729,616	$1,765,367	$(35,751)
Comcast Corp. 3.700%, 04/15/2024	6/20/2024	1.000%	0.434%		$5,050,000	Quarterly	135,530	117,662	17,868
Conagra Brands, Inc. 7.000%, 10/01/2028	6/20/2024	1.000%	0.890%		150,000	Quarterly	765	843	(78)
Darden Restaurants, Inc. 3.850%, 05/01/2027	6/20/2024	1.000%	0.375%		5,050,000	Quarterly	149,935	125,022	24,913
Deutsche Bank AG 0.180%, 12/07/2020	6/20/2024	1.000%	1.511%	EUR	2,750,000	Quarterly	(76,478)	(148,537)	72,059
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2024	1.000%	0.871%		$2,300,000	Quarterly	13,849	25,138	(11,289)
Diamond Offshore Drilling, Inc. 3.450%, 11/01/2023	6/20/2024	1.000%	5.158%		4,150,000	Quarterly	(677,577)	(485,000)	(192,577)
DISH DBS Corp. 6.750%, 06/01/2021	6/20/2024	5.000%	4.667%		11,300,000	Quarterly	150,569	(413,375)	563,944
DR Horton, Inc. 4.750%, 02/15/2023	6/20/2024	1.000%	0.649%		4,750,000	Quarterly	78,379	58,658	19,721
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2024	1.000%	0.692%		10,850,000	Quarterly	156,591	143,148	13,443
Encana Corp. 3.900%, 11/15/2021	6/20/2024	1.000%	1.217%		250,000	Quarterly	(2,492)	2,374	(4,866)
Enel SpA 5.250%, 05/20/2024	6/20/2024	1.000%	0.729%	EUR	9,700,000	Quarterly	147,904	33,898	114,006
Expedia Group, Inc. 4.500%, 08/15/2024	6/20/2024	1.000%	0.558%		$2,500,000	Quarterly	52,109	39,242	12,867
Experian Finance Plc 3.500%, 10/15/2021	6/20/2024	1.000%	0.376%	EUR	7,150,000	Quarterly	254,605	254,361	244
FirstEnergy Corp. 7.375%, 11/15/2031	6/20/2024	1.000%	0.445%		$10,800,000	Quarterly	283,958	264,471	19,487
Ford Motor Co. 4.346%, 12/08/2026	6/20/2024	5.000%	1.943%		10,250,000	Quarterly	1,396,404	1,288,211	108,193
Freeport-McMoRan, Inc. 3.550%, 03/01/2022	6/20/2024	1.000%	1.820%		2,550,000	Quarterly	(93,640)	(102,652)	9,012
General Mills, Inc. 3.150%, 12/15/2021	6/20/2024	1.000%	0.554%		11,050,000	Quarterly	232,498	164,837	67,661
General Motors Co. 4.875%, 10/02/2023	6/20/2024	5.000%	1.319%		12,100,000	Quarterly	2,035,640	2,031,469	4,171
HCA, Inc. 7.500%, 02/15/2022	6/20/2024	5.000%	1.087%		2,550,000	Quarterly	460,424	473,576	(13,152)
HeidelbergCement Finance Luxembourg S.A. 8.500%, 10/31/2019	6/20/2024	5.000%	0.712%	EUR	8,100,000	Quarterly	1,953,272	1,908,671	44,601

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Hertz Corp. 5.875%, 10/15/2020	6/20/2024	5.000%	4.359%		$1,300,000	Quarterly	$33,799	$34,363	$(564)
Hess Corp. 3.500%, 07/15/2024	6/20/2024	1.000%	1.176%		14,150,000	Quarterly	(114,560)	(147,816)	33,256
HP, Inc. 4.650%, 12/09/2021	6/20/2024	1.000%	0.576%		250,000	Quarterly	5,001	4,034	967
Iberdrola International B.V. 2.875%, 11/11/2020	6/20/2024	1.000%	0.367%	EUR	9,550,000	Quarterly	344,664	310,962	33,702
International Business Machines Corp. 1.625%, 05/15/2020	6/20/2024	1.000%	0.489%		$4,800,000	Quarterly	116,083	90,954	25,129
KB Home 7.000%, 12/15/2021	6/20/2024	5.000%	1.901%		9,850,000	Quarterly	1,362,889	1,035,833	327,056
Kinder Morgan, Inc. 3.050%, 12/01/2019	6/20/2024	1.000%	0.695%		10,900,000	Quarterly	156,126	180,986	(24,860)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	6/20/2024	1.000%	1.012%		150,000	Quarterly	(86)	(280)	194
LafargeHolcim Ltd. 3.000%, 11/22/2022	6/20/2024	1.000%	0.687%	EUR	9,750,000	Quarterly	171,761	79,381	92,380
LANXESS AG 0.250%, 10/07/2021	6/20/2024	1.000%	0.643%		2,650,000	Quarterly	53,307	42,741	10,566
Lennar Corp. 4.750%, 04/01/2021	6/20/2024	5.000%	0.949%		$9,200,000	Quarterly	1,729,527	1,669,851	59,676
Lincoln National Corp. 6.250%, 02/15/2020	6/20/2024	1.000%	0.717%		10,850,000	Quarterly	143,823	18,056	125,767
Loews Corp. 6.000%, 02/01/2035	6/20/2024	1.000%	0.385%		2,050,000	Quarterly	59,873	48,862	11,011
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021	6/20/2024	1.000%	1.939%		450,000	Quarterly	(18,831)	(16,534)	(2,297)
Marks & Spencer Plc 3.000%, 12/08/2023	6/20/2024	1.000%	1.781%	EUR	850,000	Quarterly	(35,739)	(44,558)	8,819
Marks & Spencer Plc 6.125%, 12/02/2019	6/20/2024	1.000%	1.781%		10,550,000	Quarterly	(443,591)	(439,554)	(4,037)
MBIA, Inc. 6.625%, 10/01/2028	6/20/2024	5.000%	1.659%		$5,000,000	Quarterly	753,209	404,172	349,037
McKesson Corp. 7.650%, 03/01/2027	6/20/2024	1.000%	0.732%		250,000	Quarterly	3,133	1,876	1,257
MDC Holdings, Inc. 5.625%, 02/01/2020	6/20/2024	1.000%	1.054%		11,250,000	Quarterly	(28,176)	(280,996)	252,820
Meritor, Inc. 6.250%, 02/15/2024	6/20/2024	5.000%	1.247%		2,550,000	Quarterly	438,769	446,238	(7,469)
MetLife, Inc. 4.750%, 02/08/2021	6/20/2024	1.000%	0.547%		10,800,000	Quarterly	231,036	162,113	68,923
MGIC Investment Corp. 5.750%, 08/15/2023	6/20/2024	5.000%	0.834%		9,400,000	Quarterly	1,825,849	1,700,667	125,182

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
MGM Resorts International 6.750%, 10/01/2020	6/20/2024	5.000%	1.385%		$9,150,000	Quarterly	$1,507,883	$1,424,393	$83,490
Mondelez International, Inc. 4.000%, 02/01/2024	6/20/2024	1.000%	0.442%		11,000,000	Quarterly	290,709	230,630	60,079
Motorola Solutions, Inc. 7.500%, 05/15/2025	6/20/2024	1.000%	0.602%		10,950,000	Quarterly	204,999	119,240	85,759
Nabors Industries, Inc. 5.500%, 01/15/2023	6/20/2024	1.000%	5.800%		11,850,000	Quarterly	(2,179,567)	(2,058,813)	(120,754)
Naturgy Capital Markets S.A. 4.500%, 01/27/2020	6/20/2024	1.000%	0.473%	EUR	9,600,000	Quarterly	287,390	217,826	69,564
Navient Corp. 5.500%, 01/25/2023	6/20/2024	5.000%	2.867%		$4,650,000	Quarterly	426,121	420,489	5,632
Newell Brands, Inc. 3.850%, 04/01/2023	6/20/2024	1.000%	1.801%		2,650,000	Quarterly	(95,089)	(112,800)	17,711
Next Group Plc 5.375%, 10/26/2021	6/20/2024	1.000%	1.091%	EUR	9,900,000	Quarterly	(50,067)	(125,140)	75,073
Pernod Ricard S.A. 4.250%, 07/15/2022	6/20/2024	1.000%	0.311%		9,550,000	Quarterly	376,162	331,400	44,762
Peugeot S.A. 2.375%, 04/14/2023	6/20/2024	5.000%	1.047%		8,250,000	Quarterly	1,808,195	1,762,948	45,247
Prudential Financial, Inc. 3.500%, 05/15/2024	6/20/2024	1.000%	0.556%		$10,800,000	Quarterly	226,224	169,924	56,300
Publicis Groupe S.A. 1.125%, 12/16/2021	6/20/2024	1.000%	0.621%	EUR	1,000,000	Quarterly	21,374	17,945	3,429
PulteGroup, Inc. 7.875%, 06/15/2032	6/20/2024	5.000%	0.999%		$9,200,000	Quarterly	1,704,700	1,607,830	96,870
Quest Diagnostics, Inc. 2.500%, 03/30/2020	6/20/2024	1.000%	0.397%		5,200,000	Quarterly	148,921	124,210	24,711
Radian Group, Inc. 5.250%, 06/15/2020	6/20/2024	5.000%	1.003%		9,250,000	Quarterly	1,711,680	1,627,564	84,116
Repsol International Finance B.V. 2.250%, 12/10/2026	6/20/2024	1.000%	0.557%	EUR	9,500,000	Quarterly	238,349	232,394	5,955
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022	6/20/2024	5.000%	0.865%		$9,400,000	Quarterly	1,822,707	1,799,810	22,897
Sempra Energy 4.050%, 12/01/2023	6/20/2024	1.000%	0.553%		11,050,000	Quarterly	233,228	151,715	81,513
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	6/20/2024	1.000%	0.763%		10,950,000	Quarterly	121,262	23,649	97,613

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Standard Chartered Plc 2.250%, 04/17/2020	6/20/2024	1.000%	0.576%	EUR	2,000,000	Quarterly	$47,923	$14,391	$33,532
Sudzucker International Finance B.V. 1.250%, 11/29/2023	6/20/2024	1.000%	1.054%		9,750,000	Quarterly	(29,046)	(217,574)	188,528
Tate & Lyle International Finance Plc 6.750%, 11/25/2019	6/20/2024	1.000%	0.347%		9,300,000	Quarterly	346,972	326,303	20,669
TEGNA, Inc. 4.875%, 09/15/2021	6/20/2024	5.000%	1.086%		$8,100,000	Quarterly	1,463,109	1,255,528	207,581
Telecom Italia SpA 3.625%, 01/19/2024	6/20/2024	1.000%	2.141%	EUR	2,550,000	Quarterly	(154,229)	(168,623)	14,394
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	6/20/2024	1.000%	0.686%		9,750,000	Quarterly	172,077	24,899	147,178
Telefonica Emisiones S.A. 2.736%, 05/29/2019	6/20/2024	1.000%	0.607%		9,700,000	Quarterly	215,174	101,088	114,086
Tesco Plc 6.125%, 02/24/2022	6/20/2024	1.000%	0.949%		9,850,000	Quarterly	27,655	(191,066)	218,721
thyssenkrupp AG 3.125%, 10/25/2019	6/20/2024	1.000%	2.109%		1,250,000	Quarterly	(73,584)	(82,645)	9,061
Toll Brothers Finance Corp. 4.375%, 04/15/2023	6/20/2024	1.000%	1.064%		$11,150,000	Quarterly	(32,783)	(327,778)	294,995
Tyson Foods, Inc. 4.500%, 06/15/2022	6/20/2024	1.000%	0.490%		10,800,000	Quarterly	260,365	174,634	85,731
UniCredit SpA 2.000%, 03/04/2023	6/20/2024	1.000%	1.186%	EUR	2,600,000	Quarterly	(26,685)	(59,653)	32,968
UniCredit SpA 2.125%, 10/24/2026	6/20/2024	1.000%	1.186%		2,700,000	Quarterly	(27,712)	(30,384)	2,672
United Rentals North America, Inc. 5.750%, 11/15/2024	6/20/2024	5.000%	1.123%		$4,150,000	Quarterly	741,324	659,199	82,125
United States Steel Corp. 6.650%, 06/01/2037	6/20/2024	5.000%	5.304%		7,750,000	Quarterly	(91,835)	(229,000)	137,165
United Utilities Plc 6.875%, 08/15/2028	6/20/2024	1.000%	0.610%	EUR	4,850,000	Quarterly	106,651	101,306	5,345
Valeo S.A. 3.250%, 01/22/2024	6/20/2024	1.000%	1.215%		3,350,000	Quarterly	(39,735)	(45,113)	5,378
Valero Energy Corp. 8.750%, 06/15/2030	6/20/2024	1.000%	0.577%		$2,550,000	Quarterly	50,799	51,806	(1,007)
Verizon Communications, Inc. 4.125%, 03/16/2027	6/20/2024	1.000%	0.546%		10,900,000	Quarterly	233,238	201,809	31,429

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)—(Continued)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Volkswagen International Finance N.V. 0.500%, 03/30/2021	6/20/2024	1.000%	0.835%	EUR	9,800,000	Quarterly	$90,123	$(29,663)	$119,786
Wendel S.A. 3.750%, 01/21/2021	6/20/2024	5.000%	0.666%		5,500,000	Quarterly	1,343,168	1,301,073	42,095
Whirlpool Corp. 4.850%, 06/15/2021	6/20/2024	1.000%	1.022%		$2,550,000	Quarterly	(2,609)	(3,552)	943
Williams Cos Inc. (The) 4.550%, 06/24/2024	6/20/2024	1.000%	0.680%		10,950,000	Quarterly	164,402	160,362	4,040
Xerox Corp. 2.750%, 09/01/2020	6/20/2024	1.000%	1.893%		11,750,000	Quarterly	(468,443)	(612,948)	144,505
Yum! Brands, Inc. 3.875%, 11/01/2020	6/20/2024	1.000%	0.728%		11,000,000	Quarterly	140,278	(35,439)	175,717

Total Sell Protection							$37,376,236	$30,753,718	$6,622,518

Total							$12,840,770	$12,578,134	$262,636

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 32 and CDX North America Investment Grade Index Series 31.

(4)	Notional amounts are denominated in foreign currency where indicated.

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Enel SpA 5.250%, 05/20/2024	6/20/2023	Bank of America N.A.	(1.000%)	0.549%	EUR	(2,000,000)	Quarterly	$(41,214)	$(1,095)	$(40,119)
Elis S.A. 3.000%, 04/30/2022	6/20/2024	JPMorgan Chase Bank N.A.	(5.000%)	1.000%		(7,800,000)	Quarterly	(1,733,303)	(1,689,894)	(43,409)
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, 06/01/2023	6/20/2024	JPMorgan Chase Bank N.A.	(5.000%)	7.997%		$(5,650,000)	Quarterly	597,496	72,672	524,824
Rexel S.A. 2.125%, 06/15/2025	6/20/2024	JPMorgan Chase Bank N.A.	(5.000%)	1.179%	EUR	(8,350,000)	Quarterly	(1,759,691)	(1,866,112)	106,421
United Airlines Holdings, Inc. 5.000%, 02/01/2024	6/20/2024	JPMorgan Chase Bank N.A.	(5.000%)	1.113%		$(2,500,000)	Quarterly	(447,981)	(378,053)	(69,928)
Enel SpA 5.250%, 05/20/2024	12/20/2023	Morgan Stanley & Co.	(1.000%)	0.651%	EUR	(1,660,000)	Quarterly	(29,731)	11,425	(41,156)

Total Buy Protection								$(3,414,424)	$(3,851,057)	$436,633

Sell Protection
ADLER Real Estate AG 1.500%, 12/06/2021	6/20/2024	JPMorgan Chase Bank N.A.	5.000%	1.096%	EUR	4,100,000	Quarterly	885,733	841,102	44,631
Altice Finco S.A. 9.000%, 06/15/2023	6/20/2024	JPMorgan Chase Bank N.A.	5.000%	3.922%		9,450,000	Quarterly	502,164	287,596	214,568
Cellnex Telecom S.A. 3.125%, 07/27/2022	6/20/2024	JPMorgan Chase Bank N.A.	5.000%	1.736%		4,250,000	Quarterly	747,515	764,017	(16,502)
Hapag-Lloyd AG 6.750%, 02/01/2022	6/20/2024	JPMorgan Chase Bank N.A.	5.000%	4.658%		5,050,000	Quarterly	82,443	219,793	(137,350)
Intrum AB 3.125%, 07/15/2024	6/20/2024	JPMorgan Chase Bank N.A.	5.000%	3.478%		4,500,000	Quarterly	343,779	383,743	(39,964)

Total Sell Protection								$2,561,634	$2,496,251	$65,383

Total								$(852,790)	$(1,354,806)	$502,016

(1)	Notional amounts are denominated in foreign currency where indicated.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation	Maturity Date	Counterparty	Fund Pays/Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
iBoxx USD Liquid High Yield Index USD	9/20/2019	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%	$80,000,000	Quarterly	$(1,172,446)	$—	$(1,172,446)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS—(Continued)

Referenced Obligation	Maturity Date	Counterparty	Fund Pays/Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
iBoxx USD Liquid High Yield Index USD	9/20/2019	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%	$20,000,000	Quarterly	$(191,504)	$—	$(191,504)
Air Liquide S.A. EUR	10/14/2019	Morgan Stanley & Co.	Pays	1 Month EUR LIBOR + 0.500%	EUR (1,163,192)	Monthly	—	—	—

Total							$(1,363,950)	$—	$(1,363,950)

(1)	Notional amounts are denominated in foreign currency where indicated.

SCHEDULE OF WRITTEN OPTIONS at June 30, 2019 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Accenture Plc	Morgan Stanley & Co.	$195.00	7/19/2019	(5)	$(92,385)	$(40)	$(494)	$454
Accenture Plc	Morgan Stanley & Co.	190.00	8/16/2019	(5)	(92,385)	(1,040)	(1,359)	319
Accenture Plc	Morgan Stanley & Co.	200.00	9/20/2019	(5)	(92,385)	(487)	(804)	317
Aflac, Inc.	Morgan Stanley & Co.	52.50	8/16/2019	(16)	(87,696)	(4,832)	(699)	(4,133)
Aflac, Inc.	Morgan Stanley & Co.	55.00	8/16/2019	(32)	(175,392)	(4,064)	(1,815)	(2,249)
Allergan Plc	Morgan Stanley & Co.	150.00	8/16/2019	(10)	(167,430)	(18,200)	(3,446)	(14,754)
Altria Group, Inc.	Morgan Stanley & Co.	55.00	9/20/2019	(28)	(132,580)	(728)	(972)	244
Amerisourcebergen Corp.	Morgan Stanley & Co.	82.50	7/19/2019	(11)	(93,786)	(4,125)	(2,175)	(1,950)
Amerisourcebergen Corp.	Morgan Stanley & Co.	85.00	8/16/2019	(11)	(93,786)	(4,378)	(2,332)	(2,046)
Amerisourcebergen Corp.	Morgan Stanley & Co.	92.50	8/16/2019	(11)	(93,786)	(1,100)	(1,053)	(47)
Amgen, Inc.	Morgan Stanley & Co.	185.00	7/19/2019	(5)	(92,140)	(1,925)	(829)	(1,096)
Amgen, Inc.	Morgan Stanley & Co.	195.00	8/16/2019	(5)	(92,140)	(1,145)	(1,476)	331
Amgen, Inc.	Morgan Stanley & Co.	200.00	9/20/2019	(5)	(92,140)	(930)	(1,219)	289
Apple, Inc.	Morgan Stanley & Co.	205.00	7/19/2019	(1)	(19,792)	(222)	(156)	(66)
Apple, Inc.	Morgan Stanley & Co.	210.00	8/16/2019	(1)	(19,792)	(340)	(224)	(116)
Apple, Inc.	Morgan Stanley & Co.	215.00	9/20/2019	(1)	(19,792)	(358)	(346)	(12)
Automatic Data Processing, Inc.	Morgan Stanley & Co.	170.00	8/16/2019	(8)	(132,264)	(2,648)	(2,534)	(114)
Automatic Data Processing, Inc.	Morgan Stanley & Co.	180.00	8/16/2019	(8)	(132,264)	(700)	(982)	282
Best Buy Co., Inc.	Morgan Stanley & Co.	72.50	7/19/2019	(2)	(13,946)	(134)	(57)	(77)
Best Buy Co., Inc.	Morgan Stanley & Co.	75.00	7/19/2019	(2)	(13,946)	(48)	(295)	247
Best Buy Co., Inc.	Morgan Stanley & Co.	75.00	8/16/2019	(2)	(13,946)	(172)	(89)	(83)
Boeing Co. (The)	Morgan Stanley & Co.	380.00	7/19/2019	(2)	(72,802)	(586)	(1,173)	587
Boeing Co. (The)	Morgan Stanley & Co.	400.00	7/19/2019	(2)	(72,802)	(90)	(245)	155
Boeing Co. (The)	Morgan Stanley & Co.	405.00	8/16/2019	(2)	(72,802)	(450)	(723)	273
Booz Allen Hamilton Holding Co.	Morgan Stanley & Co.	70.00	9/20/2019	(13)	(86,073)	(1,625)	(1,533)	(92)
Bristol-myers Squibb Co.	Morgan Stanley & Co.	52.50	9/20/2019	(38)	(172,330)	(836)	(1,965)	1,129
Broadcom, Inc.	Morgan Stanley & Co.	300.00	7/19/2019	(3)	(86,358)	(1,095)	(734)	(361)
Broadcom, Inc.	Morgan Stanley & Co.	300.00	9/20/2019	(3)	(86,358)	(3,681)	(2,946)	(735)
Broadcom, Inc.	Morgan Stanley & Co.	310.00	9/20/2019	(3)	(86,358)	(2,565)	(2,018)	(547)
Broadridge Financial Solutions	Morgan Stanley & Co.	135.00	9/20/2019	(7)	(89,376)	(1,768)	(1,930)	162

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2019 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
CBS Corp.	Morgan Stanley & Co.	$52.50	7/19/2019	(2)	$(9,980)	$(34)	$(63)	$29
CBS Corp.	Morgan Stanley & Co.	55.00	9/20/2019	(4)	(19,960)	(212)	(275)	63
CDW Corp.	Morgan Stanley & Co.	115.00	9/20/2019	(12)	(133,200)	(4,200)	(2,720)	(1,480)
CDW Corp.	Morgan Stanley & Co.	120.00	9/20/2019	(12)	(133,200)	(2,310)	(1,292)	(1,018)
Cisco Systems, Inc.	Morgan Stanley & Co.	60.00	8/16/2019	(18)	(98,514)	(738)	(1,363)	625
Cisco Systems, Inc.	Morgan Stanley & Co.	62.50	9/20/2019	(18)	(98,514)	(468)	(985)	517
Citigroup, Inc.	Morgan Stanley & Co.	72.50	7/19/2019	(13)	(91,039)	(910)	(230)	(680)
Citigroup, Inc.	Morgan Stanley & Co.	70.00	9/20/2019	(13)	(91,039)	(4,030)	(2,284)	(1,746)
Citigroup, Inc.	Morgan Stanley & Co.	72.50	9/20/2019	(13)	(91,039)	(2,457)	(1,387)	(1,070)
Comcast Corp.	Morgan Stanley & Co.	45.00	7/19/2019	(32)	(135,296)	(160)	(407)	247
Comcast Corp.	Morgan Stanley & Co.	47.50	9/20/2019	(32)	(135,296)	(576)	(855)	279
Conocophillips	Morgan Stanley & Co.	65.00	8/16/2019	(21)	(128,100)	(1,638)	(1,449)	(189)
Conocophillips	Morgan Stanley & Co.	67.50	8/16/2019	(21)	(128,100)	(735)	(603)	(132)
Cummins, Inc.	Morgan Stanley & Co.	175.00	9/20/2019	(5)	(85,670)	(2,450)	(1,334)	(1,116)
Cummins, Inc.	Morgan Stanley & Co.	185.00	9/20/2019	(5)	(85,670)	(975)	(969)	(6)
Darden Restaurants, Inc.	Morgan Stanley & Co.	130.00	10/18/2019	(11)	(133,903)	(2,640)	(3,319)	679
DXC Technology Co.	Goldman Sachs & Co.	65.00	9/20/2019	(378)	(2,084,670)	(18,900)	(22,856)	3,956
Eaton Corp. Plc	Morgan Stanley & Co.	87.50	8/16/2019	(11)	(91,608)	(869)	(723)	(146)
Eaton Corp. Plc	Morgan Stanley & Co.	87.50	10/18/2019	(11)	(91,608)	(1,991)	(1,648)	(343)
Eaton Corp. Plc	Morgan Stanley & Co.	90.00	10/18/2019	(11)	(91,608)	(1,155)	(982)	(173)
Fidelity National Financial, Inc.	Morgan Stanley & Co.	42.00	7/19/2019	(22)	(88,660)	(440)	(589)	149
Fidelity National Financial, Inc.	Morgan Stanley & Co.	43.00	9/20/2019	(15)	(60,450)	(713)	(761)	48
Fidelity National Financial, Inc.	Morgan Stanley & Co.	44.00	9/20/2019	(22)	(88,660)	(770)	(699)	(71)
FirstEnergy Corp.	Morgan Stanley & Co.	43.00	7/19/2019	(21)	(89,901)	(1,323)	(729)	(594)
FirstEnergy Corp.	Morgan Stanley & Co.	44.00	7/19/2019	(21)	(89,901)	(546)	(1,233)	687
FirstEnergy Corp.	Morgan Stanley & Co.	45.00	7/19/2019	(21)	(89,901)	(210)	(351)	141
Gilead Sciences, Inc.	Morgan Stanley & Co.	72.50	7/19/2019	(20)	(135,120)	(400)	(774)	374
Gilead Sciences, Inc.	Morgan Stanley & Co.	75.00	8/16/2019	(20)	(135,120)	(900)	(1,642)	742
H&R Block, Inc.	Morgan Stanley & Co.	30.00	10/18/2019	(100)	(293,000)	(13,500)	(7,371)	(6,129)
Hewlett Packard Enterprise Co.	Morgan Stanley & Co.	18.00	8/16/2019	(54)	(80,730)	(162)	(2,036)	1,874
Honeywell International, Inc.	Morgan Stanley & Co.	180.00	7/19/2019	(2)	(34,918)	(240)	(263)	23
Honeywell International, Inc.	Morgan Stanley & Co.	180.00	9/20/2019	(2)	(34,918)	(700)	(471)	(229)
HP, Inc.	Morgan Stanley & Co.	22.00	8/16/2019	(45)	(93,555)	(1,125)	(1,067)	(58)
Illinois Tool Works, Inc.	Morgan Stanley & Co.	160.00	9/20/2019	(5)	(75,405)	(1,300)	(1,434)	134
Illinois Tool Works, Inc.	Morgan Stanley & Co.	165.00	9/20/2019	(5)	(75,405)	(700)	(789)	89
Illinois Tool Works, Inc.	Morgan Stanley & Co.	170.00	9/20/2019	(5)	(75,405)	(375)	(594)	219
Intuit, Inc.	Morgan Stanley & Co.	280.00	7/19/2019	(3)	(78,399)	(84)	(1,490)	1,406
Intuit, Inc.	Morgan Stanley & Co.	280.00	8/16/2019	(3)	(78,399)	(690)	(620)	(70)
Intuit, Inc.	Morgan Stanley & Co.	290.00	9/20/2019	(3)	(78,399)	(870)	(830)	(40)
Iron Mountain, Inc.	Morgan Stanley & Co.	35.00	10/18/2019	(54)	(169,020)	(1,080)	(1,280)	200
Johnson & Johnson	Morgan Stanley & Co.	145.00	7/19/2019	(6)	(83,568)	(330)	(652)	322
Johnson & Johnson	Morgan Stanley & Co.	150.00	8/16/2019	(6)	(83,568)	(234)	(688)	454
Johnson & Johnson	Morgan Stanley & Co.	150.00	9/20/2019	(6)	(83,568)	(462)	(1,032)	570
Jpmorgan Chase & Co.	Morgan Stanley & Co.	120.00	7/19/2019	(8)	(89,440)	(64)	(486)	422
Las Vegas Sands Corp.	Morgan Stanley & Co.	62.50	7/19/2019	(15)	(88,635)	(900)	(671)	(229)
Las Vegas Sands Corp.	Morgan Stanley & Co.	65.00	8/16/2019	(15)	(88,635)	(1,050)	(1,061)	11
Leidos Holdings, Inc.	Morgan Stanley & Co.	85.00	8/16/2019	(17)	(135,745)	(1,496)	(1,457)	(39)
Logmein, Inc.	Goldman Sachs & Co.	75.00	7/19/2019	(147)	(1,083,096)	(22,050)	(17,628)	(4,422)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2019 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
LPL Financial Holdings, Inc.	Morgan Stanley & Co.	$90.00	7/19/2019	(16)	$(130,512)	$(200)	$(1,083)	$883
Lyondellbasell Industries N.V.	Morgan Stanley & Co.	90.00	7/19/2019	(10)	(86,130)	(700)	(1,005)	305
Lyondellbasell Industries N.V.	Morgan Stanley & Co.	90.00	9/20/2019	(21)	(180,873)	(5,460)	(2,436)	(3,024)
Mastercard, Inc.	Morgan Stanley & Co.	265.00	7/19/2019	(3)	(79,359)	(1,455)	(1,121)	(334)
Mastercard, Inc.	Morgan Stanley & Co.	280.00	7/19/2019	(3)	(79,359)	(99)	(179)	80
Mastercard, Inc.	Morgan Stanley & Co.	290.00	9/20/2019	(3)	(79,359)	(672)	(692)	20
Mckesson Corp.	Morgan Stanley & Co.	140.00	7/19/2019	(6)	(80,634)	(420)	(294)	(126)
Mckesson Corp.	Morgan Stanley & Co.	140.00	8/16/2019	(6)	(80,634)	(1,770)	(1,036)	(734)
Mckesson Corp.	Morgan Stanley & Co.	145.00	8/16/2019	(6)	(80,634)	(786)	(684)	(102)
Mellanox Technologies Ltd.	Goldman Sachs & Co.	115.00	9/20/2019	(91)	(1,007,097)	(31,850)	(22,729)	(9,121)
Merck & Co., Inc.	Morgan Stanley & Co.	85.00	7/19/2019	(10)	(83,850)	(900)	(297)	(603)
Merck & Co., Inc.	Morgan Stanley & Co.	87.50	8/16/2019	(21)	(176,085)	(1,554)	(3,228)	1,674
Metlife, Inc.	Morgan Stanley & Co.	50.00	7/19/2019	(18)	(89,406)	(1,440)	(1,309)	(131)
Metlife, Inc.	Morgan Stanley & Co.	52.50	8/16/2019	(37)	(183,779)	(1,702)	(1,247)	(455)
Microsoft Corp.	Morgan Stanley & Co.	135.00	7/19/2019	(6)	(80,376)	(1,500)	(706)	(794)
Microsoft Corp.	Morgan Stanley & Co.	145.00	8/16/2019	(6)	(80,376)	(522)	(640)	118
Microsoft Corp.	Morgan Stanley & Co.	150.00	9/20/2019	(6)	(80,376)	(492)	(568)	76
Morgan Stanley	Morgan Stanley & Co.	47.00	8/16/2019	(2)	(8,762)	(86)	(49)	(37)
Morgan Stanley	Morgan Stanley & Co.	48.00	10/18/2019	(2)	(8,762)	(196)	(113)	(83)
Nexstar Media Group, Inc.	Morgan Stanley & Co.	130.00	8/16/2019	(11)	(111,100)	(2,640)	(2,475)	(165)
Occidental Petroleum Corp.	Morgan Stanley & Co.	60.00	8/16/2019	(18)	(90,504)	(288)	(1,255)	967
Omnicom Group, Inc.	Morgan Stanley & Co.	87.50	7/19/2019	(11)	(90,145)	(220)	(1,185)	965
Omnicom Group, Inc.	Morgan Stanley & Co.	90.00	7/19/2019	(11)	(90,145)	(110)	(631)	521
Omnicom Group, Inc.	Morgan Stanley & Co.	87.50	8/16/2019	(11)	(90,145)	(770)	(591)	(179)
Oracle Corp.	Morgan Stanley & Co.	60.00	8/16/2019	(24)	(136,728)	(888)	(761)	(127)
Oracle Corp.	Morgan Stanley & Co.	62.50	9/20/2019	(24)	(136,728)	(1,080)	(929)	(151)
Outfront Media, Inc.	Morgan Stanley & Co.	30.00	9/20/2019	(14)	(36,106)	(315)	(360)	45
Paccar, Inc.	Morgan Stanley & Co.	75.00	8/16/2019	(19)	(136,154)	(2,299)	(2,236)	(63)
Paccar, Inc.	Morgan Stanley & Co.	77.50	8/16/2019	(19)	(136,154)	(1,093)	(1,248)	155
Paychex, Inc.	Morgan Stanley & Co.	90.00	9/20/2019	(10)	(82,290)	(300)	(1,068)	768
Paychex, Inc.	Morgan Stanley & Co.	92.50	9/20/2019	(10)	(82,290)	(150)	(519)	369
Pfizer, Inc.	Morgan Stanley & Co.	46.00	9/20/2019	(37)	(160,284)	(1,554)	(2,098)	544
Pfizer, Inc.	Morgan Stanley & Co.	47.00	9/20/2019	(18)	(77,976)	(414)	(589)	175
Plains GP Holdings L.P.	Morgan Stanley & Co.	27.00	8/16/2019	(51)	(127,347)	(1,020)	(2,076)	1,056
PPL Corp.	Morgan Stanley & Co.	33.00	7/19/2019	(29)	(89,929)	(145)	(422)	277
PPL Corp.	Morgan Stanley & Co.	34.00	10/18/2019	(45)	(139,545)	(900)	(1,112)	212
Principal Financial Group, Inc.	Morgan Stanley & Co.	60.00	7/19/2019	(18)	(104,256)	(720)	(499)	(221)
Principal Financial Group, Inc.	Morgan Stanley & Co.	65.00	10/18/2019	(9)	(52,128)	(562)	(438)	(124)
Prudential Financial, Inc.	Morgan Stanley & Co.	110.00	9/20/2019	(17)	(171,700)	(1,530)	(1,066)	(464)
Pultegroup, Inc.	Morgan Stanley & Co.	34.00	7/19/2019	(28)	(88,536)	(280)	(664)	384
Pultegroup, Inc.	Morgan Stanley & Co.	35.00	10/18/2019	(57)	(180,234)	(4,047)	(5,455)	1,408
Qualcomm, Inc.	Morgan Stanley & Co.	77.50	7/19/2019	(6)	(45,642)	(996)	(652)	(344)
Qualcomm, Inc.	Morgan Stanley & Co.	80.00	8/16/2019	(6)	(45,642)	(1,380)	(952)	(428)
Qualcomm, Inc.	Morgan Stanley & Co.	80.00	10/18/2019	(6)	(45,642)	(2,010)	(1,672)	(338)
Sinclair Broadcast Group, Inc.	Morgan Stanley & Co.	60.00	9/20/2019	(26)	(139,438)	(5,200)	(5,296)	96
Southern Co. (The)	Morgan Stanley & Co.	55.00	8/16/2019	(14)	(77,392)	(1,960)	(514)	(1,446)

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2019 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Southwest Airlines Co.	Morgan Stanley & Co.	$55.00	9/20/2019	(26)	$(132,028)	$(2,600)	$(2,930)	$330
Southwest Airlines Co.	Morgan Stanley & Co.	57.50	9/20/2019	(26)	(132,028)	(1,326)	(1,552)	226
Spark Therapeutics, Inc.	Goldman Sachs & Co.	105.00	7/19/2019	(6)	(61,428)	(1,200)	(1,195)	(5)
Starbucks Corp.	Morgan Stanley & Co.	85.00	7/19/2019	(11)	(92,213)	(990)	(184)	(806)
Starbucks Corp.	Morgan Stanley & Co.	87.50	7/19/2019	(11)	(92,213)	(242)	(470)	228
Starbucks Corp.	Morgan Stanley & Co.	90.00	8/16/2019	(11)	(92,213)	(737)	(866)	129
Texas Instruments, Inc.	Morgan Stanley & Co.	120.00	7/19/2019	(3)	(34,428)	(303)	(170)	(133)
Texas Instruments, Inc.	Morgan Stanley & Co.	120.00	10/18/2019	(3)	(34,428)	(1,290)	(1,025)	(265)
Texas Instruments, Inc.	Morgan Stanley & Co.	125.00	10/18/2019	(3)	(34,428)	(777)	(593)	(184)
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	300.00	7/19/2019	(4)	(117,472)	(1,180)	(1,707)	527
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	310.00	9/20/2019	(2)	(58,736)	(920)	(1,333)	413
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	320.00	9/20/2019	(2)	(58,736)	(560)	(733)	173
United Parcel Service, Inc.	Morgan Stanley & Co.	110.00	8/16/2019	(6)	(61,962)	(702)	(286)	(416)
United Parcel Service, Inc.	Morgan Stanley & Co.	115.00	9/20/2019	(6)	(61,962)	(450)	(172)	(278)
Unitedhealth Group, Inc.	Morgan Stanley & Co.	260.00	7/19/2019	(7)	(170,807)	(763)	(1,734)	971
Unitedhealth Group, Inc.	Morgan Stanley & Co.	260.00	9/20/2019	(3)	(73,203)	(1,140)	(2,121)	981
Verizon Communications, Inc.	Morgan Stanley & Co.	60.00	9/20/2019	(10)	(57,130)	(720)	(1,087)	367
Verizon Communications, Inc.	Morgan Stanley & Co.	62.50	9/20/2019	(20)	(114,260)	(540)	(2,194)	1,654
Visa, Inc.	Morgan Stanley & Co.	180.00	7/19/2019	(5)	(86,775)	(210)	(339)	129
Visa, Inc.	Morgan Stanley & Co.	185.00	9/20/2019	(5)	(86,775)	(775)	(984)	209
Walgreens Boots Alliance, Inc.	Morgan Stanley & Co.	57.50	7/19/2019	(52)	(284,284)	(1,196)	(2,701)	1,505
Waste Management, Inc.	Morgan Stanley & Co.	125.00	10/18/2019	(5)	(57,685)	(560)	(689)	129
Put
Nielsen Holdings Plc	Goldman Sachs & Co.	20.00	8/16/2019	(99)	(223,740)	(5,445)	(6,747)	1,302
QEP Resources, Inc.	Goldman Sachs & Co.	6.00	7/19/2019	(847)	(612,381)	(8,470)	(29,257)	20,787
Wellcare Health Plans, Inc.	Goldman Sachs & Co.	220.00	9/20/2019	(134)	(3,819,938)	(34,170)	(34,701)	531

Total						(312,415)	(303,014)	(9,401)

EXCHANGE TRADED FUNDS
Put
Invesco QQQ Trust Series 1	Goldman Sachs & Co.	180.00	7/19/2019	(41)	(765,634)	(4,756)	(7,058)	2,302

Total Written Options						$(317,171)	$(310,072)	$(7,099)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

Litman Gregory Masters High Income Alternatives Fund Review

The Litman Gregory Masters High Income Alternatives Fund was introduced on September 28, 2018. The fund’s objective is to generate a high level of income from diverse sources, consistent with the goal of capital preservation over time. In the first half of 2019, the Institutional shares rose 5.70%. During the same six-month period, the Bloomberg Barclays US Aggregate Bond Index rose 6.11%, while high-yield bonds (BofA Merrill Lynch US High-Yield Cash Pay Index) gained 10.16%.

QUARTER END PERFORMANCE – 6/30/2019
	One- Month	Three- Month	Year-to-Date	Since Inception (9/28/2018)
Litman Gregory Masters High Income Alternative Fund INSTITUTIONAL	1.19%	1.51%	5.70%	2.45%
Litman Gregory Masters High Income Alternative Fund INVESTOR	1.17%	1.45%	5.59%	2.32%
Barclays Aggregate Bond Index	1.26%	3.08%	6.11%	7.85%
ICE BofAML U.S. High Yield TR USD Index	2.45%	2.57%	10.16%	5.05%
HFRX Fixed Income – Credit Index	1.07%	1.55%	2.88%	-0.25%

EXPENSE RATIOS as of 4/30/2019	MAHIX	MAHNX
Inception Date	9/28/2018	9/28/2018
As Of Date	4/30/2019	4/30/2019
Total Operating Expenses (%)[1]	1.70	1.96
Gross Expense Ratio (%)	2.06	2.34

1.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2020. The total operating expense includes Acquired Fund Fees and Expenses of 0.72%, which are not typical operating expenses.

Net Operating Expenses (%) Exclusive of 0.72 Acquired Fund Fees & Expenses: MAHIX: 0.98 MAHNX: 1.24
Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. Short-term performance in particular is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The gross and net expense ratios can be found in the most recent Summary Prospectus (4/30/2019). There are contractual fee waivers in effect through 4/30/2020.

Semi-Annual Review

The High Income Alternative Fund’s nine-month history has been volatile. It faced a steep market decline in its first three months, and sharp snapback in the subsequent six months of 2019. In both market environments, the fund performed in line with our longer-term expectations. The fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income with low correlation and less interest-rate sensitivity, but it is willing to accept higher volatility. Over the long term, we believe returns will be comparable to high-yield bonds, but with lower volatility and downside risk because of the diversified sources of return and manager flexibility. The correlation may be relatively high to high-yield bonds, though with significantly lower beta. Importantly, given the flexibility of the managers’ mandates, we expect the correlation to vary over time depending on the market environment and the managers’ positioning.

During the first half of this year, the fund lagged core bonds, which rallied on economic concerns and in anticipation of accommodative central bank policies. Meanwhile, the fund failed to keep pace with the high-yield rally, despite solid absolute performance. The magnitude of gains in core investment-grade bonds and in high-yield bonds simultaneously is noteworthy. A strong rally in either market is not atypical, but for the market to richly reward both high both risk-on and risk-off assets at the same time is a bit unusual. We don’t believe the market will continue rewarding both at the same pace for long.

Throughout the first half of 2019, our flexible managers have generally been positioned relatively conservatively on the risk spectrum and with low duration, which helps to explain why the fund has not kept pace with high-yield returns this year, and why it has even slightly trailed the performance of core bonds. (More on the managers’ positioning and outlook below.)

Though positioned somewhat defensively as of mid-year, the fund still has an attractive yield of nearly 5.5% and plenty of “dry powder” to put to work during periods of volatility, which should provide a base for attractive future returns.

88	Litman Gregory Funds Trust

Semi-Annual Portfolio Commentary

Performance of Managers

During the first six months of the year, each of the four managers performed in line with our current expectations amid a sharp risk-on market environment. The fund’s two flexible credit managers Brown Brothers Harriman and Guggenheim generated gains, while remaining cautious on overall credit conditions. Brown Brothers gained 5.03%, while Guggenheim rose 2.05%. Ares Management’s Alternative Equity Income sleeve generated a 17.31% gain amid a sharp equity market rebound, while Neuberger Berman’s Option Income strategy returned 7.22%. (These returns are net of the management fees that each sub-advisor charges the fund.)

Manager Commentaries

Ares: Across the U.S. economic landscape, fundamentals appear to be slowing as we enter the latter half of 2019. Corporate earnings are showing signs of decelerating growth, alongside management providing continued downward revisions to forward guidance. As a result, a far more dovish stance to monetary policy is arising from the Federal Reserve. We believe the remainder of the year will be characterized by a back and forth struggle between balancing the negative pressures of a global economic slowdown and the positive influences from global central banks easing monetary policy. As investors, we view this as an opportunity to identify and reduce holdings that have more cyclical tendencies and position the portfolio into more defensive companies. Given the Fed’s rhetoric that all options are on the table to support economic growth, we do not view the slowdown in the U.S. economy as a harbinger of a near-term recession. Accordingly, we have positioned the portfolio in names with strong current yields, stable fundamentals, and lower levels of expected volatility.

Specific to our markets, slower economic growth generally creates an attractive environment for quality middle market credit platforms (BDCs) and commercial real estate lenders (Mortgage REITs). This is primarily driven by duration of the assets in the portfolio increasing (less investment turnover from refinance activity), combined with sound credit quality as U.S. businesses and real estate assets should not deteriorate to levels that lead to widespread defaults. As such, both asset classes continue to attract additional capital as allocators recognize the attractiveness of forward-looking returns. While the increased competition for assets applies pressure on margins, we continue to see the top-quality platforms source, underwrite, and close attractive investments.

Within the midstream energy sector, we have become much more defensive as early 2019 tailwinds have evolved into headwinds. At the beginning of the year, export growth was driving the market, commodity prices were rising, and global growth was improving. Now, global trade tensions threaten exports and commodity prices are under pressure as slowing economic growth raises concerns about energy demand. Despite the “noise” around midstream energy, the underlying cash flows remain supportive of current distributions, particularly the larger integrated players who benefit from leveraging their operational footprint. We expect the market valuation will continue to lag until some of the near-term uncertainty is reduced.

Reflective of the evolution in capital markets year-to-date, our portfolio has transitioned meaningfully throughout the first half of 2019. Following the market selloff in the fourth quarter of 2018 and the attractive valuation opportunities in the market, we began the year with an aggressive portfolio position. We were overweight midstream energy, invested in higher-risk, heavily discounted BDC names, and had invested a portion of the portfolio in closed-end funds that were trading at deep discounts to net asset value. The aggressive portfolio positioning resulted in strong absolute and relative performance in the first half of 2019. However, as we moved through the second quarter of the year, we have become more cautious on the outlook for the equity markets due to high asset valuations and a slowing outlook for the U.S. economy. As a result, we have reduced our BDC exposure to 48% of the portfolio (versus the 60% long-term target), as well as decreased our midstream energy exposure to ~10% (versus the 20% long-term target).

Our defensive posture has been further accentuated by our introduction of agency mortgage REITs in the portfolio, which are countercyclical to the economy and declines in the equity markets. Moreover, we have also added lower-risk preferred equity investments to the portfolio, which should dampen volatility while mitigating risk if markets weaken later in the year. Lastly, we currently have approximately 10% of the portfolio in cash, which is not only a conservative positioning, but should also provide dry powder to make opportunistic discounted purchases during a heightened dislocation. Within our BDC, midstream energy, and commercial mortgage REIT holdings, we have shifted our portfolio to more defensive, higher quality investments. We believe this defensive positioning will provide enhanced capital preservation and risk mitigation, as well as dry powder to source attractive discounted investments in periods of elevated market volatility. Regardless of this current defensive positioning, our portfolio continues to generate an attractive 9.1% cash yield.

In middle market credit and real estate, we believe the balance of supply and demand in the marketplace is appropriate and we do not anticipate a significant deterioration in credit quality or asset valuations. We expect to continue to see pressure on smaller asset management platforms due to increased competition, resulting in weaker underwriting as it relates to structural covenants. Consequently, our focus has been on the larger and more established credit and real estate platforms in our sectors. Their access to broader deal flow and extensive sources of financing should lead to more attractive risk-adjusted performance if default rates meaningfully increase. To this end, we believe there is a high probability that we will see bouts of market volatility in the second half of 2019 and we currently have about 25% of the portfolio in investments that we believe should have both price stability and liquidity in times of market dislocation. As this market volatility presents itself, we intend on exiting these lower volatility assets and rotating into

Fund Summary	89

discounted BDC and mortgage REIT holdings. In midstream energy, we are significantly underweight, which is largely due to the apathy of investors toward the space, particularly as it relates to retail fund flows. While fundamentals at many midstream companies remain sound, the pronounced outflows across retail funds has caused valuations in the space to suffer. Nonetheless, we continue to hold some very high-quality participants in the space, and we believe they will continue to deliver attractive cash flows. We will look to opportunistically add to the sector if we believe investor sentiment toward the midstream assets begins to improve.

Brown Brothers Harriman: Since 2015, both Japanese and eurozone yields have been less than 1%, with short rates negative. In April, even 10-year German and Japanese sovereign bond yields (along with the Netherlands and Sweden) went below zero for the second time (the first being in 2016). Today a total of nearly $14 trillion of sovereign debt trades at negative yields. Corporate credits have followed suit, and now 20% of investment-grade corporate debt in the eurozone is trading at negative yields, as well as 14 high-yield issuers, which we find extraordinary. The few remaining pockets of positive yields are not very impressive. Formerly high-yielding European sovereigns, such as Spain and Portugal now offer 10-year debt at just 0.2% and 0.4% respectively, while the (abundant) Italian 10-year sovereign yields 1.6% and Greece yields just over 2%. The lack of decent yield opportunities in their own markets had already nudged non-U.S. investors into the U.S. bond markets over the past four years. Negative yields in sovereign and corporate debt have turned that nudge into a hard shove.

Looking at the course of global yields since the European Central Bank (ECB) adopted this “by any means necessary” policy, we have seen the trail of the global hunt for yield fan out across the globe, driving sovereign yields, then investment-grade spreads, and then high-yield tighter. Overseas investors now own half of all credit denominated in U.S. dollars (USD Credit), and the most active share next to U.S. Mutual Funds, which own around 20%. They also own a bit less than half of the entire U.S. taxable fixed-income market. It is reasonable to conclude that flows from overseas investors are the most important factor determining credit pricing in our markets.

Asset-Backed Securities (ABS) spreads have been more stable, and the average spreads of several ABS sectors even widened a bit in the second quarter. We’ve seen the reason for this in our own marketing activity: Japanese investors generally maintain an aversion to ABS, associating them (over-broadly, we would say) with the 2008 Crisis-era problems in residential mortgage-backed securities. European regulators, with similar reasoning, are overtly hostile to securitization, passing new eligibility restrictions for Europe so tedious that U.S. issuers have mostly chosen to ignore them. Lack of overseas participation is one reason ABS yields seem to march to a different drummer than the rest of the U.S. credit market.

It is implicit in our process that low spreads are correlated with higher risk in credit. We buy less credit, and shorter credit, when spreads are low. We have ample historical evidence that spreads are mean-reverting over a few years. Therefore, buying long credit instruments at historically narrow spreads tends to underperform Treasuries over 2-3 years. In fact, history suggests that the longer the period of very low spreads, the sharper the eventual spread-widening has been. We would argue that long periods of narrow spreads encourage lax credit, low leverage standards, and strange investor behavior (such as buying junk bonds at a negative yield, perhaps). The ensuing spread widening is typically catalyzed by a series of unexpected losses arising from this excess. We are in strong agreement that this lending environment is producing excessive leverage and credit availability, although it takes a different shape and may pose less systemic risk than prior cycles.

Will this time be different? While history benefits from the clarity of hindsight, pundits are suggesting that such unprecedented negative yields may lead to unprecedented market behavior, frequently summarized as “this time is different.” While we may see increased defaults in the future, the reasoning goes, the enormous quantities of money seeking positive hedged yields will be forced by the yield environment to remain in investment-grade credit, and only flee the high-yield and direct-lending markets. Therefore, the they argue, investment-grade credit is likely to outperform despite today’s meager spreads.

It’s a fair question: where will the money go? Will it go into Treasuries and drive yields even lower, or can it remain in investment-grade credit? We think the fourth quarter of 2018 was revealing. Just as in prior cycles, all grades of credit underperformed, in proportion to their credit risk. “This time is different” is a brave, possibly foolish, bet against historical odds. We can easily imagine investors, as they have before, buying Treasuries instead and letting all classes of credit languish. We will stick with the shorter and less cyclical credit profile until we are compensated to do otherwise. So far, we have found enough “off the run” value opportunities to maintain decent performance. Without a good valuation, however, we are not interested.

We are at the point in the cycle when the loudest voices are saying we should keep dancing until the music stops. Spread narrowing is driven by overseas investors attempting to flee negative yields and “fear of missing out.” We would argue you should pay attention to these diminishing returns to risk and invest accordingly. We see little reason for a huge wave of defaults or a large, systemic crisis, but plenty of reason to think the flow of funds from overseas, or the ‘largest technical ever’ could eventually reverse.

Guggenheim: The Indian Summer for risk assets turned out to be much hotter than we had expected after a rocky fourth quarter. High-yield corporates generated strong returns, while investment-grade corporates saw spreads tighten against falling Treasury yields, propelling further returns. As we anticipated, we have seen volatility increase in the second quarter, with corporate spreads moving wider.

90	Litman Gregory Funds Trust

Fanning the flames, the Fed has shifted into an easing bias given soft inflation data, a slowdown in foreign economies, and trade policy uncertainty. In order to cushion the economy, the Fed could cut rates up to three times this year. Fed cuts will provide some incremental stimulus to the economy, but fiscal stimulus turns to a drag in 2020, and there are limits to the expansion due to capacity constraints. Given the tight labor market, decelerating improvement in consumer confidence, flat yield curve, and weakening leading indicators, our forecasting tools point to a recession beginning as early as the first half of 2020. While we expect that the next recession will be about average in terms of severity, it could be more prolonged than usual given lack of policy space at home and abroad. The corporate sector could be hit especially hard, due to record high debt ratios.

Our portfolios have increasingly favored high-quality assets with a preference for government-backed securities. Within credit, we continue to stay up in quality via securitized credit. We maintain our duration underweight as some of the recent rally may have been overdone and interest rates may rise if economic data improve. We shifted most of the curve positioning out of the barbell to neutral with the benchmark after the three-month/10-year Treasury curve inverted in March for the first time since 2007. Additionally, as appropriate, we have established options positions to take advantage of increased steepening of the curve should the Fed ease or longer-term rates rise if the Fed fails to deliver on the rate cuts currently priced into the yield curve.

We remain underweight investment-grade corporate bonds versus the benchmark, consistent with our capital preservation strategy. Investment-grade corporate bond spreads retraced much of the prior quarter’s widening on the back of a dovish Fed, foreign demand, and a more stable macroeconomic environment. The strongest spread rally over a three-month period since mid-2016 has diminished some of the value that corporate bonds offered at the end of 2018. We expect spreads to widen later in the year as investors start to price in the possibility of a U.S. economic recession.

Abundant late-cycle signals suggest that the risk-reward of owning credit is unfavorable. We expect risk assets to suffer a severe bear market leading up to and through the next recession. As a result, our multi-asset strategy continues to maintain liquidity buffers that are higher than typical, which should allow us to pick up undervalued credits during more opportune times.

Neuberger Berman: The US Equity PutWrite sleeve (the “portfolio”) returned 7.07% for the semi-annual period ended June 30, outperforming the benchmark return of 3.96%. For the year, the S&P 500 Index has rallied 18.54%, gaining more than the 16.98% return of the Russell 2000 Index. Meanwhile, the CBOE S&P 500 PutWrite and the CBOE Russell 2000 PutWrite indexes returned 8.06% and 11.00%, respectively.

The portfolio’s S&P 500 and Russell 2000 put writing strategies were both positive contributors to the portfolio during the first half of the year as equity markets rallied hard after suffering large drawdowns in the fourth quarter of 2018. As expected during large rallies, both put writing strategies underperformed their respective equity indexes. The collateral continues to be a strong contributor to the portfolio’s performance as well. We continue to roll maturing bond collateral into new two- to three-year U.S. Treasury notes.

Despite the U.S. equity market drawdown in May, and the subsequent rebound in June, the S&P 500’s realized daily volatility for the second quarter of 11.5% was surprisingly lower than its realized daily volatility in the first quarter of 13.5%. The difference is due to the relatively high daily gains the S&P 500 posted in the 1st quarter. The average “down day” (negative) return for the first and second quarters were negative 0.51% and negative 0.54%, respectively, while the average “up day” (positive) return for the first quarter was 0.68% compared to only 0.53% for the second quarter. This coupled with the greater frequency of “up days” in the first quarter produced higher realized volatility.

Not owning U.S. beta is an increasingly untenable course of action for most investors. No other equity market around the world has kept pace with the U.S. equity markets over the past decade (as of June 30, 2019). It appears many global investors have come to expect relatively high returns and low volatility to be the norm for U.S. markets, and have come to expect even higher returns and lower volatility from “low volatility” exposures.

Yes, markets can stay imbalanced—we do not believe the usual reference to “irrational” is the best description this time around given the Fed’s outright support of financial markets—for extended periods that last well beyond average investor time horizons. Hence, every tenured investment manager will have to, on multiple occasions, defend their philosophies over the course of his or her careers. The past several quarters put many systematic quantitative strategies on the defense after years of being on offense.

We believe the global economy of today is much more competitive than the global economy of many decades ago. So, an expectation that the S&P 500 will continue to compound at over 14% annualized for a sustained period is likely to prove incorrect over the next decade. Obvious headwinds include U.S. politics, trade wars, geopolitics, global competition, and the growth of non-public destinations, e.g., private equity/credit, as dominant sources of capital financing. More specifically on our last point, U.S. companies are becoming less reliant on accessing public markets for capital so higher growth opportunities will likely remain out of the public markets, i.e. private, for longer than they have in the past. As a result, the S&P 500 may become an “old growth” index.

So, with general economic data showing resilience, the Fed communicating its willingness to cut rates at the first sign of trouble, and the President of the United States reaching a truce with Chinese leader Xi Jinping, we expect market risk levels to remain relatively normal with a potential decline over the short-term, but our medium to longer-term view is that the seeds of a higher volatility regime have been sown and overall global risk will likely persist rather than dissipate. Additionally, given the past several lean years in volatility markets, we believe equity option markets are likely too “hungry” for profits to allow implied volatility levels to persist at or near the historically low levels we experienced in 2017.

Fund Summary	91

Strategy Allocations

The fund’s allocation across the four managers are as follows: 32.5% each to both Brown Brothers Harriman and Guggenheim Investments, 20% to Neuberger Berman, and 15% to Ares Management. We use the fund’s daily cash flows to bring each manager’s allocation toward their targets should differences in shorter-term relative performance cause divergences.

Sub-Advisor Portfolio Composition as of June 30, 2019

Ares Alternative Equity Income Strategy

xBDCs	48.2%
MLPs	9.5%
Mortgage REITs	20.1%
CEFs	0.0%
Preferred/Other	10.7%
Cash	11.6%

Brown Brothers Harriman Credit Value Strategy

ABS	25.1%
Bank Loans	37.5%
Corporate Bonds	26.8%
CMBS	5.5%
RMBS	1.1%
Cash	4.0%

Guggenheim Multi-Credit Strategy

ABS	24.5%
Bank Loans	9.8%
Corporate Bonds	11.2%
CMBS	4.4%
RMBS	10.7%
Other	0.4%
Interest Rate Swap	-0.4%
Treasury Bonds	4.8%
Cash	34.6%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

CURRENT TARGET STRATEGY ALLOCATIONS AS OF JUNE 30, 2019

Source: Litman Gregory

PORTFOLIO CHARACTERISTICS – 6/30/2019
Total Net Assets:	$91,515,626
Total Holdings:	307
Weighted Average Duration*:	1.35 Years
30-Day SEC Yield:	3.16%

*Does	not include Neuberger Berman’s collateral

SECTOR EXPOSURE – 6/30/2019
Equity Index Put Write Options	20.1%
Bank Loans	16.5%
Asset Backed Securities	16.2%
Corporate Bonds	12.0%
BDCs	7.5%
CMOs	6.0%
Mortgage REITs	4.7%
Treasury/Muni Bonds	1.6%
MLPs	1.5%
Cash and Cash Equivalents:	14.0%

CREDIT QUALITY BREAKDOWN* – 6/30/2019
AAA:	19.93%
AA:	11.35%
A:	13.62%
BBB:	31.78%
BB:	10.35%
B:	1.07%
CCC and Lower:	9.64%
Not Rated:	2.26%
Average Credit Quality:	BBB+
Equity:	14.31%

*Does	not include Neuberger Berman’s collateral

92	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Greg Mason Troy Ward	Ares Management, LLC	15%	Equity Income
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	33%	Credit Value
Scott Minerd Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	33%	Multi-Credit
Derek Devens	Neuberger Berman Investment Advisers LLC	20%	Option Income

High Income Alternatives Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters High Income Alternatives Fund from September 28, 2018 to June 30, 2019 compared with the Bloomberg Barclays U.S. Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	93

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited)

Shares		Value

COMMON STOCKS: 12.0%

Energy: 1.5%
9,900	Enable Midstream Partners L.P.	$135,729
8,057	Enterprise Products Partners L.P.	232,605
3,571	EQM Midstream Partners L.P.	159,552
3,137	Magellan Midstream Partners L.P.	200,768
5,298	MPLX L.P.	170,543
8,588	Plains All American Pipeline L.P.	209,118
3,056	Western Midstream Partners L.P.	94,033
4,507	Williams Cos., Inc. (The)	126,376

		1,328,724

Financials: 10.5%
23,100	AGNC Investment Corp.	388,542
47,143	Alcentra Capital Corp.	395,058
50,116	Apollo Investment Corp.	791,833
62,327	Ares Capital Corp.	1,118,146
49,200	Barings BDC, Inc.	484,128
58,290	BlackRock Capital Investment Corp.	351,489
11,300	Ellington Financial, Inc.	203,061
27,078	Ellington Residential Mortgage REIT	291,359
375	Exantas Capital Corp.	4,241
125,982	FS KKR Capital Corp.*	750,853
31,637	Golub Capital BDC, Inc.	563,139
15,000	Granite Point Mortgage Trust, Inc.	287,850
13,750	KKR Real Estate Finance Trust, Inc.	273,900
26,322	New Residential Investment Corp.	405,096
1,304	Oaktree Specialty Lending Corp.	7,068
24,400	Oaktree Strategic Income Corp.	207,156
16,615	PennantPark Floating Rate Capital Ltd.	192,069
67,541	PennantPark Investment Corp.	426,859
18,517	Ready Capital Corp.	275,903
11,047	Solar Capital Ltd.	226,795
26,575	TCG BDC, Inc.	405,003
20,655	TPG RE Finance Trust, Inc.	398,435
27,180	TriplePoint Venture Growth BDC Corp. - Class B	386,771
23,437	Two Harbors Investment Corp.	296,947
32,662	WhiteHorse Finance, Inc.	449,103

		9,580,804

TOTAL COMMON STOCKS (Cost $10,965,947)		10,909,528

PREFERRED STOCKS: 1.6%

Energy: 0.1%
	NuStar Energy L.P.
3,000	7.625%, 06/15/2022(a)(b)	61,770

Financials: 1.5%
	AGNC Investment Corp.
5,975	7.750%, 07/30/2019(b)	152,840
	Annaly Capital Management, Inc.
5,950	6.950%, 09/30/2022(a)(b)	151,130
	Annaly Capital Management, Inc.
5,950	6.500%, 03/31/2023(a)(b)	143,990
	Chimera Investment Corp.
4,000	8.000%, 03/30/2024(a)(b)	102,680
	Chimera Investment Corp.
7,570	7.750%, 09/30/2025(a)(b)	190,764

Shares		Value

Financials (continued)
	Dynex Capital, Inc.
1,800	8.500%, 12/31/2049(b)	$46,008
	New Residential Investment Corp.
16,450	7.500%, 08/15/2024(a)(b)(c)	417,830
	Two Harbors Investment Corp.
1,550	7.750%, 07/29/2019(b)	39,045
	Two Harbors Investment Corp.
3,000	7.250%, 01/27/2025(a)(b)	74,850
	Two Harbors Investment Corp.
4,475	7.625%, 07/27/2027(a)(b)	114,829

		1,433,966

TOTAL PREFERRED STOCKS (Cost $1,482,675)		1,495,736

Principal Amount^

ASSET-BACKED SECURITIES: 17.5%
	Aaset Trust
$250,000	Series 2019-1-B 4.948%, 05/15/2039(d)	250,397
	AASET US Ltd.
236,470	Series 2018-2A-A 4.454%, 11/18/2038(d)	241,838
	ACC Trust
231,795	Series 2019-1-A 3.750%, 05/20/2022(d)	234,173
	Adams Outdoor Advertising L.P.
396,660	Series 2018-1-A 4.810%, 11/15/2048(d)	422,597
	AIM Aviation Finance Ltd.
200,025	Series 2015-1A-A1 4.213%, 02/15/2040(d)(e)	202,984
197,139	Series 2015-1A-B1 5.072%, 02/15/2040(d)(e)	199,521
	Avis Budget Rental Car Funding AESOP LLC
100,000	Series 2015-1A-A 2.500%, 07/20/2021(d)	100,109
	AXIS Equipment Finance Receivables VI LLC
200,000	Series 2018-2A-A2 3.890%, 07/20/2022(d)	203,215
	Capital Automotive LLC
342,417	Series 2017-1A-A1 3.870%, 04/15/2047(d)	348,711
	Castlelake Aircraft Securitization Trust
392,791	Series 2017-1A 3.967%, 07/15/2042	397,234
	Colombia Cent CLO 27 Ltd.
400,000	Series 2018-27A-X 3.280%, 10/25/2028(d)(f) 3 mo. USD LIBOR + 0.700%	400,050
	Drug Royalty III L.P.
436,032	Series 2018-1A-A1 4.387%, 10/15/2031(d)(f) 3 mo. USD LIBOR + 1.600%	436,389
	Elm Trust
300,000	Series 2018-2A-A2 4.605%, 10/20/2027(d)	303,011

The accompanying notes are an integral part of these financial statements.

94	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Elm Trust (Continued)
$ 100,000	Series 2018-2A-B 5.584%, 10/20/2027(d)	$101,005
	Falcon Aerospace Ltd.
498,312	Series 2017-1-B 6.300%, 02/15/2042(d)	515,205
	Finance of America Structured Securities Trust
370,000	Series 2018-HB1-M1 3.774%, 09/25/2028(a)(d)	373,311
	FREED ABS Trust
400,000	Series 2018-2-B 4.610%, 10/20/2025(d)	411,754
	Greywolf CLO III Ltd.
250,000	Series 2018-3RA-A2 4.242%, 10/22/2028(d)(f) 3 mo. USD LIBOR + 1.650%	249,831
342,857	Series 2018-3RA-X 3.242%, 10/22/2028(d)(f) 3 mo. USD LIBOR + 0.650%	342,969
	GSAMP Trust
294,623	Series 2007-NC1-A1 2.534%, 12/25/2046(f) 1 mo. USD LIBOR + 0.130%	193,047
	Hercules Capital Funding Trust
400,000	Series 2018-1A-A 4.605%, 11/22/2027(d)	414,312
100,000	Series 2019-1A-A 4.703%, 02/20/2028(d)	101,215
	InSite Issuer LLC
480,000	Series 2018-1A-C 6.115%, 12/15/2048(d)	506,632
	KREF Ltd.
400,000	Series 2018-FL1-A 3.494%, 06/15/2036(d)(f) 1 mo. USD LIBOR + 1.100%	401,083
	Marathon CLO V Ltd.
500,000	Series 2013-5A-A2R 3.972%, 11/21/2027(d)(f) 3 mo. USD LIBOR + 1.450%	498,716
	Marathon CRE Ltd.
100,000	Series 2018-FL1-C 4.994%, 06/15/2028(d)(f) 1 mo. USD LIBOR + 2.600%	100,611
	Morgan Stanley ABS Capital I, Inc. Trust
354,364	Series 2006-HE8-A2D 2.624%, 10/25/2036(f) 1 mo. USD LIBOR + 0.220%	221,680
411,701	Series 2007-HE4-A2C 2.634%, 02/25/2037(f) 1 mo. USD LIBOR + 0.230%	197,738
	Morgan Stanley IXIS Real Estate Capital Trust
425,369	Series 2006-2-A4 2.624%, 11/25/2036(f) 1 mo. USD LIBOR + 0.220%	215,572
	Nationstar HECM Loan Trust
460,000	Series 2018-3A-M1 3.903%, 11/25/2028(a)(d)	465,865

Principal Amount^		Value
	Neuberger Berman CLO XX Ltd.
$ 420,000	Series 2015-20A-AR 3.397%, 01/15/2028(d)(f) 3 mo. USD LIBOR + 0.800%	$417,963
	Newtek Small Business Loan Trust
200,090	Series 2018-1-A 4.104%, 02/25/2044(d)(f) 1 mo. USD LIBOR + 1.700%	200,220
90,950	Series 2018-1-B 5.404%, 02/25/2044(d)(f) 1 mo. USD LIBOR + 3.000%	91,025
	NextGear Floorplan Master Owner Trust
200,000	Series 2018-2A-A2 3.690%, 10/15/2023(d)	205,542
	Oportun Funding X LLC
400,000	Series 2018-C-B 4.590%, 10/08/2024(d)	410,195
	Oxford Finance Funding LLC
260,000	Series 2019-1A-A2 4.459%, 02/15/2027(d)	267,184
	Palmer Square Loan Funding Ltd.
459,077	Series 2018-4A-A1 3.418%, 11/15/2026(d)(f) 3 mo. USD LIBOR + 0.900%	459,417
215,000	Series 2019-2A-B 4.773%, 04/20/2027(d)(f) 3 mo. USD LIBOR + 2.250%	215,361
340,000	Series 2019-3A-B 6.500%, 08/20/2027(a)(d) 1 mo. USD LIBOR + 2.100%	340,000
	Regatta VI Funding Ltd.
500,000	Series 2016-1A-AR 3.672%, 07/20/2028(d)(f) 3 mo. USD LIBOR + 1.080%	500,176
	Regional Management Issuance Trust
480,000	Series 2018-2-B 4.940%, 01/18/2028(d)	495,120
	RMF Buyout Issuance Trust
460,000	Series 2018-1-M1 3.912%, 11/25/2028(a)(d)	464,742
	Saganaw Insurance Recievables LLC
200,000	Series 2019-1A-A 5.125%, 12/01/2023(d)	200,123
	Sapphire Aviation Finance I Ltd.
221,160	Series 2018-1A-A 4.250%, 03/15/2040(d)	224,410
	Secured Tenant Site Contract Rev. Notes
123,750	Series 2018-1A-C 3.970%, 06/15/2048(d)	125,818
	SPS Servicer Advance Receivables Trust
210,000	Series 2018-T1-AT1 3.620%, 10/17/2050(d)	213,012
	Stack Infrastructure Issuer LLC
458,467	Series 2019-1A-A2 4.540%, 02/25/2044(d)	477,890
	THL Credit Wind River CLO Ltd.
600,000	Series 2012-1A-AR2 3.270%, 01/15/2026(c)(d)(f) 3 mo. USD LIBOR + 0.880%	600,030
	TPG Real Estate Finance Issuer Ltd.
470,000	Series 2018-FL2-A 3.524%, 11/15/2037(d)(f) 1 mo. USD LIBOR + 1.130%	471,929

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	95

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Venture XIII CLO Ltd.
$ 250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(a)(d)	$123,196
	Veros Automobile Receivables Trust
202,602	Series 2018-1-A 3.630%, 05/15/2023(d)	203,289
	Wingstop Funding LLC
99,750	Series 2018-1-A2 4.970%, 12/05/2048(d)	104,960

TOTAL ASSET-BACKED SECURITIES (Cost $15,673,452)		15,862,377

BANK LOANS: 15.5%
	1199169 B.C. Unlimited Liability Co.
34,965	6.330%, 04/06/2026(f) 3 mo. LIBOR + 4.000%	35,159
	Accuride Corp.
49,745	7.580%, 11/17/2023(f)(g) 3 mo. LIBOR + 5.250%	43,962
	Altice France S.A.
99,500	6.394%, 08/14/2026(f) 1 mo. LIBOR + 4.000%	97,613
	API Technologies Corp.
100,000	6.662%, 05/09/2026(f) 1 mo. LIBOR + 4.250%	99,875
	Arctic Glacier U.S.A., Inc.
100,000	5.902%, 03/20/2024(f) 1 mo. LIBOR + 3.500%	99,907
	Aria Energy Operating LLC
300,000	0.000%, 05/27/2022(h)	300,375
	Assetmark Financial Holdings, Inc.
99,500	5.830%, 11/07/2025(f) 3 mo. LIBOR + 3.500%	99,998
	Avolon TLB Borrower 1 (US) LLC
454,422	4.133%, 01/15/2025(f) 1 mo. LIBOR + 1.750%	454,470
	BCP Renaissance Parent LLC
496,241	6.083%, 10/31/2024(f) 3 mo. LIBOR + 3.500%	495,754
	BWAY Holding Co.
99,241	5.854%, 04/03/2024(f) 3 mo. LIBOR + 3.250%	96,098
	CenturyLink, Inc.
267,763	5.152%, 11/01/2022(f) 1 mo. LIBOR + 2.750%	267,485
	Cologix Holdings, Inc.
100,000	6.152%, 03/20/2024(f)(g) 1 mo. LIBOR + 3.750%	96,000
	Comet Acquisition, Inc.
99,500	6.022%, 10/24/2025(f) 3 mo. LIBOR + 3.500%	98,381
	CPM Holdings, Inc.
99,500	6.152%, 11/15/2025(f) 1 mo. LIBOR + 3.750%	98,422
	Cvent, Inc.
99,246	6.152%, 11/29/2024(f) 1 mo. LIBOR + 3.750%	98,254

Principal Amount^		Value
	Diamond (BC) B.V.
$ 99,244	5.583%, 09/06/2024(f) 3 mo. LIBOR + 3.000%	$87,542
	Dynasty Acquisition Co., Inc.
65,035	6.330%, 04/06/2026(f) 3 mo. LIBOR + 4.000%	65,395
	Eastern Power LLC
694,489	6.152%, 10/02/2023(f) 1 mo. LIBOR + 3.750%	694,778
	Flex Acquisition Co., Inc.
88,388	5.690%, 06/29/2025(f) 3 mo. LIBOR + 3.250%	84,110
	Frontera Generation Holdings LLC
496,241	6.662%, 05/02/2025(f) 1 mo. LIBOR + 4.250%	485,487
	GlobalFoundries, Inc.
100,000	6.438%, 05/24/2026(f) 3 mo. LIBOR + 4.000%	98,750
	Greatbatch Ltd.
492,692	4.910%, 10/27/2021(f) 1 mo. LIBOR + 2.500%	492,076
	HCA, Inc.
596,977	4.330%, 03/13/2025(f) 3 mo. LIBOR + 2.000%	597,959
	Helix Gen Funding LLC
500,000	6.152%, 06/02/2024(f) 1 mo. LIBOR + 3.750%	471,605
	Hexion, Inc.
100,000	5.350%, 10/01/2020(f) 3 mo. LIBOR + 2.750%	100,125
	Houghton Mifflin Harcourt Publishing Co.
49,612	5.402%, 05/31/2021(f) 1 mo. LIBOR + 3.000%	46,971
	IBC Capital Ltd.
99,246	6.152%, 09/11/2023(f) 3 mo. LIBOR + 3.750%	99,164
	II-VI, Inc.
100,000	0.000%, 05/08/2026(h)	98,688
	IRB Holding Corp.
99,246	5.644%, 02/05/2025(f) 1 mo. LIBOR + 3.250%	98,153
	Jefferies Finance LLC
100,000	6.250%, 05/21/2026(f) 1 mo. LIBOR + 3.750%	100,000
	Kestrel Acquisition LLC
496,241	6.660%, 06/02/2025(f) 1 mo. LIBOR + 4.250%	485,695
	Liberty Cablevision of Puerto Rico LLC
50,000	5.894%, 01/07/2022(f) 1 mo. LIBOR + 3.500%	49,813
	Lineage Logistics Holdings LLC
99,246	5.402%, 02/27/2025(f) 1 mo. LIBOR + 3.000%	98,440
	LTI Holdings, Inc.
99,250	5.902%, 09/06/2025(f) 1 mo. LIBOR + 3.500%	94,071
	Moran Foods LLC
49,745	8.330%, 12/05/2023(f) 3 mo. LIBOR + 6.000%	26,713
	NES Global Talent Finance US LLC
48,611	8.083%, 05/11/2023(f) 3 mo. LIBOR + 5.500%	48,611

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	NFP Corp.
$ 49,618	5.402%, 01/08/2024(f) 1 mo. LIBOR + 3.000%	$48,331
	NorthRiver Midstream Finance L.P.
595,749	5.850%, 10/01/2025(f) 3 mo. LIBOR + 3.250%	595,832
	Panther BF Aggregator 2 L.P.
655,000	5.902%, 04/30/2026(f) 1 mo. LIBOR + 3.500%	651,113
	Playpower, Inc.
100,000	7.902%, 05/08/2026(f) 1 mo. LIBOR + 5.500%	100,375
	ProQuest LLC
99,206	5.652%, 10/24/2021(f) 1 mo. LIBOR + 3.250%	99,175
	PSAV Holdings LLC
99,246	5.672%, 03/01/2025(f) 1 mo. LIBOR + 3.250%	96,672
	Revere Power LLC
290,625	6.580%, 03/29/2026(f) 3 mo. LIBOR + 4.250%	289,898
45,176	6.580%, 03/29/2026(f) 3 mo. LIBOR + 4.250%	45,063
	RPI Finance Trust
684,076	4.402%, 03/27/2023(f) 1 mo. LIBOR + 2.000%	685,574
	SciQuest, Inc.
49,747	6.402%, 12/28/2024(f) 1 mo. LIBOR + 4.000%	49,374
	ScribeAmerica Intermediate Holdco LLC
49,623	6.912%, 04/03/2025(f)(g) 1 mo. LIBOR + 4.500%	49,344
	Sprint Communications, Inc.
570,811	4.938%, 02/02/2024(f) 1 mo. LIBOR + 2.500%	563,199
	SS&C Technologies, Inc.
1,095,183	4.652%, 04/16/2025(f) 1 mo. LIBOR + 2.250%	1,092,746
	Summit Midstream Partners Holdings LLC
17,100	8.402%, 05/13/2022(f) 1 mo. LIBOR + 6.000%	16,951
	TerraForm Power Operating LLC
695,212	4.402%, 11/08/2022(f) 1 mo. LIBOR + 2.000%	692,170
	Tivity Health, Inc.
745,934	7.652%, 03/05/2026(f) 1 mo. LIBOR + 5.250%	747,332
	TVC Albany, Inc.
99,294	5.900%, 07/23/2025(f) 1 mo. LIBOR + 3.500%	98,425
	Vistra Operations Co. LLC
651,344	4.397%, 12/31/2025(f) 1 mo. LIBOR + 2.000%	651,429
	Wyndham Hotels & Resorts, Inc.
595,749	4.152%, 05/30/2025(f) 1 mo. LIBOR + 1.750%	594,632

TOTAL BANK LOANS (Cost $14,098,914)		14,073,534

Principal Amount^		Value

CORPORATE BONDS: 11.9%

Basic Materials: 0.2%
	Neon Holdings, Inc.
$ 25,000	10.125%, 04/01/2026(d)	$24,688
	Newmont Mining Corp.
60,000	5.125%, 10/01/2019	60,359
	Yamana Gold, Inc.
100,000	4.625%, 12/15/2027	102,316

		187,363

Communications: 0.6%
	Juniper Networks, Inc.
60,000	3.300%, 06/15/2020	60,362
	Telefonica Emisiones S.A.
25,000	5.134%, 04/27/2020	25,515
	VeriSign, Inc.
400,000	5.250%, 04/01/2025	428,500

		514,377

Consumer, Cyclical: 0.1%
	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.
25,000	8.500%, 05/15/2027(d)	25,812
	Party City Holdings, Inc.
50,000	6.625%, 08/01/2026(d)	48,625
	Titan International, Inc.
25,000	6.500%, 11/30/2023	21,813

		96,250

Consumer, Non-cyclical: 1.9%
	Allergan Funding SCS
100,000	3.691%, 03/12/2020(f) 3 mo. USD LIBOR + 1.255%	100,660
	Bunge Ltd. Finance Corp.
110,000	4.350%, 03/15/2024	114,832
290,000	3.250%, 08/15/2026	280,609
	Cigna Corp.
65,000	2.760%, 03/17/2020(d)(f) 3 mo. USD LIBOR + 0.350%	65,067
	Conagra Brands, Inc.
20,000	3.342%, 10/22/2020(f) 3 mo. USD LIBOR + 0.750%	20,004
	Constellation Brands, Inc.
160,000	2.250%, 11/06/2020	159,692
	CVS Pass-Through Trust
158,762	5.926%, 01/10/2034(d)	180,607
	MEDNAX, Inc.
340,000	6.250%, 01/15/2027(d)	335,325
	Molson Coors Brewing Co.
70,000	2.250%, 03/15/2020	69,842
	Mondelez International, Inc.
100,000	3.000%, 05/07/2020	100,422
	Nathan’s Famous, Inc.
50,000	6.625%, 11/01/2025(d)	49,500
	Reynolds American, Inc.
100,000	3.250%, 06/12/2020	100,696
	Vector Group Ltd.
50,000	6.125%, 02/01/2025(d)	46,589
	Zimmer Biomet Holdings, Inc.
60,000	2.700%, 04/01/2020	60,082

		1,683,927

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy: 0.6%
	Energy Transfer Operating L.P.
$ 25,000	7.500%, 10/15/2020	$26,526
320,000	6.250%, 02/15/2023(a)(b) 3 mo. USD LIBOR + 4.028%	298,086
	Florida Gas Transmission Co. LLC
60,000	5.450%, 07/15/2020(d)	61,572
	ONEOK Partners L.P.
60,000	3.800%, 03/15/2020	60,425
	Sabine Pass Liquefaction LLC
100,000	5.625%, 02/01/2021	103,899

		550,508

Financial: 7.6%
	Alexandria Real Estate Equities, Inc.
100,000	2.750%, 01/15/2020	100,053
	American Equity Investment Life Holding Co.
100,000	5.000%, 06/15/2027	102,658
	Aspen Insurance Holdings Ltd.
50,000	6.000%, 12/15/2020	52,253
	Assurant, Inc.
100,000	3.583%, 03/26/2021(f) 3 mo. USD LIBOR + 1.250%	100,008
	AXIS Specialty Finance LLC
20,000	5.875%, 06/01/2020	20,623
	BlackRock TCP Capital Corp.
390,000	4.125%, 08/11/2022	393,187
	Business Development Corp. of America
375,000	4.750%, 12/30/2022(d)	374,409
	Capital One Financial Corp.
60,000	3.033%, 10/30/2020(f) 3 mo. USD LIBOR + 0.450%	60,070
	Credit Acceptance Corp.
200,000	6.125%, 02/15/2021	200,375
200,000	7.375%, 03/15/2023	208,250
285,000	6.625%, 03/15/2026(d)	300,319
	Credit Agricole Corporate & Investment Bank S.A.
100,000	2.976%, 05/03/2021(d)(f) 3 mo. USD LIBOR + 0.400%	100,033
	Drawbridge Special Opportunities Fund L.P./Drawbridge Special Opportunities Fin
465,000	5.000%, 08/01/2021(d)	471,247
	Enstar Group Ltd.
500,000	4.950%, 06/01/2029	506,411
	HAT Holdings I LLC / HAT Holdings II LLC
230,000	5.250%, 07/15/2024(c)(d)	235,175
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
50,000	5.875%, 02/01/2022	50,688
	Jefferies Group LLC
60,000	8.500%, 07/15/2019	60,127
	Lloyds Banking Group Plc
400,000	3.900%, 03/12/2024	416,797
	Main Street Capital Corp.
200,000	5.200%, 05/01/2024	209,682

Principal Amount^		Value

Financial (Continued)
	Owl Rock Capital Corp.
$ 250,000	5.250%, 04/15/2024	$259,279
	RBC USA Holdco Corp.
100,000	5.250%, 09/15/2020	103,544
	Sirius International Group Ltd.
700,000	4.600%, 11/01/2026(d)	677,250
	Solar Capital Ltd.
400,000	4.500%, 01/20/2023	393,263
	Swiss Re Finance Luxembourg S.A.
695,000	5.000%, 04/02/2049(a)(d) 5 year CMT + 3.582%	746,083
	Synchrony Bank
250,000	2.955%, 03/30/2020(f) 3 mo. USD LIBOR + 0.625%	250,270
	United Insurance Holdings Corp.
530,000	6.250%, 12/15/2027	552,892

		6,944,946

Industrial: 0.3%
	Avolon Holdings Funding Ltd.
50,000	5.250%, 05/15/2024(d)	53,544
	Cleaver-Brooks, Inc.
50,000	7.875%, 03/01/2023(d)	48,073
	Molex Electronic Technologies LLC
60,000	2.878%, 04/15/2020(d)	60,037
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
48,455	5.750%, 10/15/2020	48,637
	Textron, Inc.
100,000	3.095%, 11/10/2020(f) 3 mo. USD LIBOR + 0.550%	99,981

		310,272

Technology: 0.4%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
60,000	2.375%, 01/15/2020	59,904
	CA, Inc.
60,000	5.375%, 12/01/2019	60,539
	Dell International LLC/EMC Corp.
200,000	6.020%, 06/15/2026(d)	220,808
	Fidelity National Information Services, Inc.
60,000	3.625%, 10/15/2020	60,898

		402,149

Utilities: 0.2%
	Exelon Corp.
60,000	2.850%, 06/15/2020	60,200
	NextEra Energy Capital Holdings, Inc.
100,000	2.780%, 09/28/2020(f) 3 mo. USD LIBOR + 0.450%	99,923

		160,123

TOTAL CORPORATE BONDS (Cost $10,523,242)		10,849,915

GOVERNMENT SECURITIES & AGENCY ISSUE: 21.3%
	United States Treasury Inflation Protected Security
556,505	1.375%, 01/15/2020(i)	555,400

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

GOVERNMENT SECURITIES & AGENCY ISSUE (CONTINUED)
	United States Treasury Note
$ 1,700,000	0.875%, 09/15/2019	$1,695,137
1,100,000	1.375%, 12/15/2019	1,096,563
1,600,000	1.625%, 03/15/2020(j)	1,595,437
1,600,000	1.500%, 06/15/2020	1,593,088
2,000,000	1.375%, 09/15/2020(j)	1,988,125
1,800,000	1.875%, 12/15/2020	1,801,090
1,600,000	2.375%, 03/15/2021	1,615,656
1,600,000	2.625%, 06/15/2021	1,626,969
1,600,000	2.750%, 09/15/2021	1,635,750
1,800,000	2.625%, 12/15/2021	1,839,727
1,400,000	2.375%, 03/15/2022	1,425,074
789,000	2.875%, 11/30/2023	826,878

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $19,083,025)		19,294,894

MORTGAGE-BACKED SECURITIES: 5.5%
	Alternative Loan Trust
381,457	Series 2005-38-A3 2.754%, 09/25/2035(f) 1 mo. USD LIBOR + 0.350%	376,393
219,683	Series 2007-OA4-A1 2.574%, 05/25/2047(f) 1 mo. USD LIBOR + 0.170%	210,485
225,966	Series 2007-OA7-A1A 2.584%, 05/25/2047(f) 1 mo. USD LIBOR + 0.180%	219,507
	Cascade Funding Mortgage Trust
557,025	Series 2018-RM2-A 4.000%, 10/25/2068(a)(d)	569,548
	CD Mortgage Trust
1,029,060	Series 2017-CD4-XA 1.470%, 05/10/2050(a)(k)	77,340
	CGBAM Commercial Mortgage Trust
250,000	Series 2015-SMRT-F 3.912%, 04/10/2028(a)(d)	252,167
	CGBAM Mezzanine Securities Trust
100,000	Series 2015-SMMZ-MZ 8.210%, 04/10/2028(d)	103,149
	CGMS Commercial Mortgage Trust
260,000	Series 2017-MDRC-E 5.794%, 07/15/2030(d)(f) 1 mo. LIBOR + 3.400%	258,388
	Credit Suisse First Boston Mortgage Securities Corp.
250,000	Series 2006-OMA-D 5.626%, 05/15/2023(d)	253,452
	CSMC Trust
179,183	Series 2018-RPL9-A1 3.850%, 09/25/2057(a)(d)	186,961
480,000	Series 2018-SITE-C 4.941%, 04/15/2036(a)(d)	504,361
	Federal National Mortgage Association
250,000	Series AN0285 1.950%, 11/01/2020	249,241

Principal Amount^		Value
	HarborView Mortgage Loan Trust
$ 380,517	Series 2006-12-2A2A 2.580%, 01/19/2038(f) 1 mo. USD LIBOR + 0.190%	$366,037
	JP Morgan Chase Commercial Mortgage Securities Trust
1,863,383	Series 2016-JP2-XA 1.987%, 08/15/2049(a)(k)	191,747
	JPMDB Commercial Mortgage Securities Trust
222,541	Series 2017-C5-XA 1.141%, 03/15/2050(a)(k)	12,738
	LSTAR Securities Investment Trust
410,292	Series 2019-1-A1 4.140%, 03/01/2024(d)(f) 1 mo. USD LIBOR + 1.700%	413,187
	New Residential Mortgage Loan Trust
97,260	Series 2019-RPL1-A1 4.335%, 02/26/2024(d)(e)	98,964
	Residential Accredit Loans, Inc. Trust
451,039	Series 2006-QO6-A1 2.584%, 06/25/2046(f) 1 mo. USD LIBOR + 0.180%	181,508
	Station Place Securitization Trust
350,000	Series 2019-1-A 3.030%, 09/24/2019(d)(f) 3 mo. USD LIBOR + 0.600%	350,875
50,000	Series 2019-2-A 2.980%, 04/24/2021(d)(f) 1 mo. USD LIBOR + 0.550%	50,125
	Wells Fargo Commercial Mortgage Trust
971,409	Series 2016-BNK1-XA 1.916%, 08/15/2049(a)(k)	97,119

TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,980,095)		5,023,292

MUNICIPAL BONDS: 0.0%

Florida: 0.0%
	Miami-Dade County Florida Transit System, Sales Tax Revenue
15,000	Series B 6.910%, 07/01/2039	15,000

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
5,000	Series B 5.900%, 04/01/2034	5,022

Nevada: 0.0%
	Clark County Nevada Airport Revenue
10,000	Series B 6.881%, 07/01/2042	10,000

TOTAL MUNICIPAL BONDS (Cost $29,685)		30,022

SHORT-TERM INVESTMENTS: 16.7%

COMMERCIAL PAPER: 9.1%
	Ameren Corp.
250,000	2.642%, 07/08/2019(l)	249,874

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	99

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
	American Electric Power Co., Inc.
$ 250,000	2.632%, 07/29/2019(d)(l)	$249,496
	Anheuser-Busch InBev N.V.
250,000	2.647%, 07/23/2019(d)(l)	249,603
	AON Corp.
250,000	2.567%, 07/11/2019(d)(l)	249,824
	AT&T, Inc.
250,000	2.793%, 09/27/2019(d)(l)	248,332
	Barclays Bank Plc
250,000	3.220%, 10/31/2019(l)	250,000
	Cintas Corp.
250,000	2.597%, 07/01/2019(d)(l)	250,000
	Clorox Co. (The)
250,000	2.643%, 07/23/2019(d)(l)	249,603
	Credit Suisse AG
100,000	2.983%, 07/31/2020(c)(f)(l) 3 mo. USD LIBOR + 0.400%	100,000
	Diageo Capital Plc
250,000	2.537%, 07/08/2019(l)	249,878
	Duke Energy Corp.
250,000	2.570%, 07/15/2019(d)(l)	249,754
	E.I. Du Pont De Nemours & Co.
250,000	2.598%, 07/09/2019(d)(l)	249,858
	Entergy Corp.
250,000	2.646%, 08/08/2019(l)	249,314
	General Mills, Inc.
250,000	2.529%, 07/22/2019(d)(l)	249,637
	International Paper Co.
250,000	2.601%, 07/24/2019(l)	249,591
	Keurig Dr. Pepper, Inc.
250,000	2.593%, 08/05/2019(d)(l)	249,380
	Leggett & Platt
250,000	2.581%, 07/17/2019(d)(l)	249,718
	Lloyds Bank Corporate Markets Plc
100,000	2.935%, 08/05/2020(f)(l) 3 mo. USD LIBOR + 0.370%	100,000
	Mccormick & Co.
250,000	2.537%, 07/02/2019(d)(l)	249,983
	McDonald’s Corp.
250,000	2.456%, 07/08/2019(d)(l)	249,882
	Mondelez International, Inc.
250,000	2.592%, 07/24/2019(d)(l)	249,593
	Nasdaq, Inc.
250,000	2.589%, 07/16/2019(d)(l)	249,734
	National Grid USA
250,000	2.585%, 08/20/2019(d)(l)	249,118
	NextEra Energy Capital Holdings, Inc.
250,000	2.674%, 07/16/2019(d)(l)	249,726
	PPG Industries, Inc.
250,000	2.621%, 07/09/2019(l)	249,857
	Public Service Enterprise Group, Inc.
250,000	2.570%, 07/22/2019(d)(l)	249,631
	Puget Sound Energy
250,000	2.594%, 08/15/2019(l)	249,203
	Reckitt Benckiser Treas
250,000	2.781%, 07/09/2019(l)	249,848
	RELX, Inc.
250,000	2.535%, 07/01/2019(d)(l)	250,000

Principal Amount^		Value

COMMERCIAL PAPER (CONTINUED)
	Rogers Communicatiions, Inc.
$ 250,000	2.796%, 08/06/2019(d)(l)	$249,315
	Ryder System, Inc.
250,000	2.591%, 07/25/2019(l)	249,575
	Standard Chartered Bank
100,000	2.965%, 08/04/2020(d)(f)(l) 3 mo. USD LIBOR + 0.400%	100,000
	UDR, Inc.
250,000	2.642%, 07/16/2019(d)(l)	249,729
	Walgreens Boots Alliance, Inc.
200,000	3.404%, 07/22/2019(l)	199,615
	Westar Energy, Inc.
250,000	2.557%, 07/08/2019(d)(l)	249,878

TOTAL COMMERCIAL PAPER (Cost $8,238,549)		8,238,549

Shares

MONEY MARKET FUNDS: 0.6%
543,679	State Street Institutional Treasury Money Market Fund - Premier Class, 2.170%(m)	543,679

TOTAL MONEY MARKET FUNDS (Cost $543,679)		543,679

Principal Amount^

REPURCHASE AGREEMENTS: 5.9%
$100,000	Barclays Capital Plc 2.652%, 3/28/2019, due 10/03/2019 [collateral: par value $116,000, AGFC Capital Trust I, 4.347%, due 01/15/2067, value $107,648] (proceeds $101,392)	100,000
350,000	BNP Paribas 2.755%, 5/1/2019, due 08/01/2019 [collateral: par value $1,465,200, Master Adjustable Rate Mortgage Trust Series 2007-3-12A1, 2.604%, due 05/25/2047, value $403,260] (proceeds $352,464)	350,000
100,000	BNP Paribas 2.590%, 6/14/2019, due 09/16/2019 [collateral: par value $1,904,000, Countrywide Asset-backed Certificate Trust Series 05-AB4 Class 1A, 2.644%, due 03/25/2036, value $116,047] (proceeds $100,676)	100,000
93,000	Deutsche Bank AG 2.956%, 5/20/2019, due 08/02/2019 [collateral: par value $133,000, CGGS Commercial Mortgage Trust Series 2018-WSS Class E, 5.544%, due 02/15/2037, value $99,686] (proceeds $93,565)	93,000
4,098,000	Fixed Income Clearing Corp. 0.500%, 6/28/2019, due 07/01/2019 [collateral: par value $4,065,000, U.S. Treasury Note, 2.750%, due 08/15/2021, value $4,190,657] (proceeds $4,098,171)	4,098,000

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2019 (Unaudited) (Continued)

Principal Amount^		Value

REPURCHASE AGREEMENTS (CONTINUED)
$ 580,000	Jefferies & Company, Inc. 5.501%, 6/19/2019, due 07/17/2019 [collateral: par value $3,782,614, Cathedral Lake Ltd. Series 2013-1A, 0.000%, due 10/15/2029, value $922,012] (proceeds $582,482)	$580,000

TOTAL REPURCHASE AGREEMENTS (Cost $5,321,000)		5,321,000

TREASURY BILLS: 1.1%
	United States Treasury Bill
500,000	2.308%, 07/09/2019(l)	499,747
500,000	2.366%, 08/15/2019(l)	498,550
25,000	2.092%, 11/21/2019(l)(j)	24,796

TOTAL TREASURY BILLS (Cost $1,023,069)		1,023,093

TOTAL SHORT-TERM INVESTMENTS (Cost $15,126,297)		15,126,321

TOTAL PURCHASED OPTIONS(n) (Cost $71,252): 0.1%		61,500

TOTAL INVESTMENTS (Cost: $92,034,584): 102.1%		92,727,119

Liabilities in Excess of Other Assets: (2.1)%		(1,947,580)

NET ASSETS: 100.0%		$90,779,539

Percentages are stated as a percent of net assets.

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2019.
(b)	Perpetual Call.
(c)	When issued security.
(d)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2019.
(f)	Floating Interest Rate at June 30, 2019.
(g)	Illiquid securities at June 30, 2019, at which time the aggregate value of these illiquid securities is $189,306 or 0.2% of net assets.
(h)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(i)	Index Linked
(j)	Securities with an aggregate fair value of $3,608,358 have been pledged as collateral for options and futures positions.
(k)	Interest Only security. Security with a notional or nominal principal amount.
(l)	The rate shown represents yield-to-maturity.
(m)	The rate disclosed is the 7 day net yield as of June 30, 2019.
(n)	For a breakout of open positions, see details shown in the Schedule of Purchased Options table that follows.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF PURCHASED OPTIONS at June 30, 2019 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
S&P 500 Index	Bank of America N.A.	$2,755.00	7/19/2019	5	$1,470,880	$2,683	$23,700	$(21,017)
INTEREST RATE SWAPTIONS
Call
Two Year Ten Year USD Constant Maturity Swaption	Bank of America N.A.	0.36	5/10/2021	6,600,000	6,600,000	15,143	12,210	2,933
Two Year Ten Year USD Constant Maturity Swaption	Bank of America N.A.	0.37	5/10/2021	4,400,000	4,400,000	9,861	8,360	1,501
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.37	5/10/2021	2,000,000	2,000,000	4,482	3,700	782
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.46	5/10/2021	7,100,000	7,100,000	12,788	9,975	2,813
Two Year Ten Year USD Constant Maturity Swaption	Morgan Stanley & Co.	0.61	5/7/2021	3,800,000	3,800,000	4,612	3,895	717
Two Year Ten Year USD Constant Maturity Swaption	Morgan Stanley & Co.	0.36	5/8/2021	5,200,000	5,200,000	11,931	9,412	2,519

Total						58,817	47,552	11,265

Total Purchased Options						$61,500	$71,252	$(9,752)

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2019 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
Ultra 10YR U.S. Treasury Notes	3	$300,000	$414,375	9/19/2019	$8,898

Total Long					$8,898

Futures Contracts – Short
5YR U.S. Treasury Notes	(7)	(700,000)	$(827,094)	9/30/2019	$(10,515)

Total Short					$(10,515)

Total Futures Contracts					$(1,617)

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
		Rates Exchanged
Notional Amount	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$2,600,000	11/06/2021	3 Month LIBOR	3.144%	Quarterly	$(82,399)	$965	$(83,364)
$350,000	11/07/2023	3 Month LIBOR	3.180	Quarterly	(21,071)	80	(21,151)

					$(103,470)	$1,045	$(104,515)

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF SWAPS at June 30, 2019 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Depreciation
Buy Protection
CDX North American Investment Grade Index Series 31 1.000%, 12/20/2023	12/20/2023	(1.000%)	0.594%	$(4,605,000)	Quarterly	$(104,109)	$(54,518)	$(49,591)

Total Buy Protection						$(104,109)	$(54,518)	$(49,591)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America Investment Grade Index Series 31.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2019	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Depreciation
Buy Protection
CDX North American Investment Grade Index Series 31 1.000%, 12/20/2023	12/20/2023	Goldman Sachs International	(1.000%)	0.546%	$(500,000)	Quarterly	$(11,204)	$(873)	$(10,331)
CDX North American Investment Grade Index Series 31 1.000%, 12/20/2023	12/20/2023	Goldman Sachs International	(1.000%)	0.573%	(40,000)	Quarterly	(896)	150	(1,046)
CDX North American Investment Grade Index Series 31 1.000%, 12/20/2023	12/20/2023	Morgan Stanley & Co.	(1.000%)	0.546%	(240,000)	Quarterly	(5,376)	(20)	(5,356)

Total Buy Protection							$(17,476)	$(743)	$(16,733)

Total							$(17,476)	$(743)	$(16,733)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	103

Litman Gregory Masters High Income Alternatives Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2019 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$1,515.00	7/5/2019	(2)	$(313,314)	$(662)	$(1,849)	$1,187
Russell 2000 Index	UBS Securities LLC	1,520.00	7/5/2019	(1)	(156,657)	(407)	(880)	473
Russell 2000 Index	UBS Securities LLC	1,485.00	7/12/2019	(1)	(156,657)	(350)	(2,109)	1,759
Russell 2000 Index	UBS Securities LLC	1,490.00	7/12/2019	(1)	(156,657)	(350)	(1,859)	1,509
Russell 2000 Index	UBS Securities LLC	1,530.00	7/12/2019	(1)	(156,657)	(1,000)	(1,070)	70
Russell 2000 Index	UBS Securities LLC	1,500.00	7/19/2019	(1)	(156,657)	(670)	(1,790)	1,120
Russell 2000 Index	UBS Securities LLC	1,515.00	7/19/2019	(3)	(469,971)	(2,862)	(5,178)	2,316
Russell 2000 Index	UBS Securities LLC	1,520.00	7/19/2019	(1)	(156,657)	(1,077)	(1,430)	353
Russell 2000 Index	UBS Securities LLC	1,500.00	7/26/2019	(1)	(156,657)	(1,029)	(1,730)	701
Russell 2000 Index	UBS Securities LLC	1,515.00	7/26/2019	(2)	(313,314)	(2,584)	(3,719)	1,135
Russell 2000 Index	UBS Securities LLC	1,520.00	7/26/2019	(2)	(313,314)	(2,556)	(3,499)	943
Russell 2000 Index	UBS Securities LLC	1,500.00	8/2/2019	(1)	(156,657)	(1,353)	(1,839)	486
Russell 2000 Index	UBS Securities LLC	1,530.00	8/2/2019	(1)	(156,657)	(2,064)	(2,069)	5
S&P 500 Index	Bank of America N.A.	2,530.00	7/19/2019	(5)	(1,470,880)	(460)	(4,800)	4,340
S&P 500 Index	UBS Securities LLC	2,825.00	7/5/2019	(1)	(294,176)	(250)	(1,638)	1,388
S&P 500 Index	UBS Securities LLC	2,845.00	7/5/2019	(1)	(294,176)	(460)	(1,600)	1,140
S&P 500 Index	UBS Securities LLC	2,850.00	7/5/2019	(3)	(882,528)	(1,095)	(4,318)	3,223
S&P 500 Index	UBS Securities LLC	2,865.00	7/5/2019	(1)	(294,176)	(505)	(1,120)	615
S&P 500 Index	UBS Securities LLC	2,880.00	7/5/2019	(4)	(1,176,704)	(2,600)	(4,382)	1,782
S&P 500 Index	UBS Securities LLC	2,765.00	7/12/2019	(4)	(1,176,704)	(1,248)	(11,333)	10,085
S&P 500 Index	UBS Securities LLC	2,810.00	7/12/2019	(5)	(1,470,880)	(2,550)	(14,286)	11,736
S&P 500 Index	UBS Securities LLC	2,820.00	7/12/2019	(5)	(1,470,880)	(2,850)	(12,508)	9,658
S&P 500 Index	UBS Securities LLC	2,810.00	7/19/2019	(4)	(1,176,704)	(4,220)	(11,744)	7,524
S&P 500 Index	UBS Securities LLC	2,820.00	7/19/2019	(9)	(2,647,584)	(9,270)	(27,774)	18,504
S&P 500 Index	UBS Securities LLC	2,850.00	7/19/2019	(1)	(294,176)	(1,140)	(2,269)	1,129
S&P 500 Index	UBS Securities LLC	2,845.00	7/26/2019	(3)	(882,528)	(6,120)	(8,566)	2,446
S&P 500 Index	UBS Securities LLC	2,850.00	7/26/2019	(6)	(1,765,056)	(10,950)	(16,487)	5,537
S&P 500 Index	UBS Securities LLC	2,865.00	7/26/2019	(2)	(588,352)	(4,600)	(4,639)	39
S&P 500 Index	UBS Securities LLC	2,880.00	7/26/2019	(3)	(882,528)	(7,911)	(7,233)	(678)
S&P 500 Index	UBS Securities LLC	2,855.00	8/2/2019	(1)	(294,176)	(2,673)	(3,089)	416
S&P 500 Index	UBS Securities LLC	2,860.00	8/2/2019	(1)	(294,176)	(2,735)	(2,889)	154
S&P 500 Index	UBS Securities LLC	2,880.00	8/2/2019	(1)	(294,176)	(2,915)	(2,949)	34

Total Written Options						$(81,516)	$(172,645)	$91,129

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period* (1/1/19 to 6/30/19)	Expenses Ratio During Period* (1/1/19 to 6/30/19)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,191.10	$6.68	1.23%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.70	$6.16	1.23%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,180.80	$6.22	1.15%
Litman Gregory Masters International Fund- Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.10	$5.76	1.15%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,213.10	$7.74	1.41%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.81	$7.05	1.41%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,058.50	$7.96	1.56%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,057.10	$9.23	1.81%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.06	$7.80	1.56%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.82	$9.05	1.81%
Litman Gregory Masters High Income Alternatives Fund – Institutional Actual	$1,000.00	$1,057.00	$5.00	0.98%
Litman Gregory Masters High Income Alternatives Fund – Investor Actual	$1,000.00	$1,055.90	$6.27	1.23%
Litman Gregory Masters High Income Alternatives Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.94	$4.91	0.98%
Litman Gregory Masters High Income Alternatives Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.70	$6.16	1.23%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

Expense Examples	105

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2019 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
ASSETS:
Investments in securities at cost	$190,824,660	$354,359,031	$26,560,469	$1,794,436,561	$86,713,584
Repurchase agreements at cost	18,714,000	9,344,000	3,233,000	65,094,000	5,321,000

Total investments at cost	$209,538,660	$363,703,031	$29,793,469	$1,859,530,561	$92,034,584

Investments in securities at value	$278,007,943	$382,697,941	$27,735,907	$1,875,040,989	$87,406,119
Repurchase agreements at value	18,714,000	9,344,000	3,233,000	65,094,000	5,321,000

Total investments at value	$296,721,943	$392,041,941	$30,968,907	$1,940,134,989	$92,727,119

Cash	2,404	2,602	2,280	—	88,506
Cash, denominated in foreign currency (cost of $323,120, $22,297, $0, $1,060,181 and $0, respectively)	317,803	22,326	—	647,610	—
Deposits at brokers for securities sold short	—	—	—	161,962,888	—
Deposits at brokers for futures	—	—	—	1,068,421	4,620
Deposits at brokers for written options	—	—	—	3,282,488	—
Deposits at brokers for swaps	—	—	—	4,002,103	10,000
Receivables:
Securities sold	156,083	2,514,901	—	80,587,385	63,777
Dividends and interest	116,826	378,914	4,317	10,607,514	468,013
Fund shares sold	73,765	34,164	20	4,574,287	252,736
Foreign tax reclaims	66,935	1,104,488	—	150,945	—
Dividend and interest for swap resets	—	—	—	98,379	—
Other Receivables	—	—	—	104,960	—
Line of credit interest	48,050	314	—	193,253	—
Variation margin - Futures	—	—	—	71,430	94
Unrealized gain on forward foreign currency exchange contracts	—	189,031	—	208,582	—
Unrealized gain on swaps	—	—	—	890,444	—
Prepaid expenses	27,677	30,681	17,942	98,239	33,964

Total Assets	297,531,486	396,319,362	30,993,466	2,208,683,917	93,648,829

LIABILITIES:
Written options (premium received, $0, $0, $0, $310,072 and $172,645, respectively)	—	—	—	317,171	81,516
Securities sold short (proceeds, $0, $0, $0, $174,303,222 and $0, respectively)	—	—	—	177,142,301	—
Payables:
Advisory fees	236,184	289,541	17,941	2,029,239	37,710
Securities purchased	305,235	1,606,499	25,234	101,905,324	2,380,451
Fund shares redeemed	558,126	184,380	140,228	6,520,099	282,678
Foreign taxes withheld	2,193	38,005	—	43,524	—
Professional fees	9,639	7,441	6,504	45,958	12,024
Custodian	—	—	—	431,261	—
Distributions payable	—	—	—	461,179	—
Line of credit	—	6,000,000	—	19,000,000	—
Dividend and interest for swap resets	—	—	—	34,835	239
Variation margin - Centrally Cleared Swaps	—	—	—	122,786	2,502
Variation margin - Futures	—	—	—	705,708	—
Short dividend	—	—	—	226,407	—
Chief Compliance Officer fees	7,730	7,730	7,730	7,730	7,730
Net swap premiums received	—	—	—	1,354,806	743
Unrealized loss on forward foreign currency exchange contracts	—	73,646	—	665,372	—
Unrealized loss on swaps	—	—	—	1,752,378	16,733
Distribution fees payable for investor class (see Note 4)	—	—	—	35,508	292
Accrued other expenses	72,862	274,714	17,122	624,540	46,672

Total Liabilities	1,191,969	8,481,956	214,759	313,426,126	2,869,290

Commitments and Contingencies (See Note 8)
NET ASSETS	$296,339,517	$387,837,406	$30,778,707	$1,895,257,791	$90,779,539

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2019 – (Unaudited) (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Institutional Class:
Net Assets	$296,339,517	$387,837,406	$30,778,707	$1,720,819,886	$89,301,678
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	16,566,734	23,566,730	1,196,119	148,530,920	8,920,796
Net asset value, offering price and redemption price per share	$17.89	$16.46	$25.73	$11.59	$10.01

Investor Class:
Net Assets	$—	$—	$—	$174,437,905	$1,477,861
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	15,038,523	147,599
Net asset value, offering price and redemption price per share	$—	$—	$—	$11.60	$10.01

COMPONENTS OF NET ASSETS
Paid-in capital	$188,310,724	$406,948,196	$27,014,824	$1,850,637,859	$90,335,468
Accumulated distributable earnings (deficit)	108,028,793	(19,110,790)	3,763,883	44,619,932	444,071

Net assets	$296,339,517	$387,837,406	$30,778,707	$1,895,257,791	$90,779,539

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	107

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2019 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $31,402, $587,127, $4,784, $104,712 and $0, respectively)	$2,045,917	$6,087,199	$177,993	$4,453,266	$630,100
Interest (net of interest taxes withheld of $0, $0, $0, $1,744 and $0, respectively)	47,271	30,276	9,182	33,160,034	1,404,761
Non cash income	53,732 *	562,062 *	—	274,932 *	—

Total income	2,146,920	6,679,537	187,175	37,888,232	2,034,861

Expenses
Advisory fees	1,588,861	2,203,649	170,534	12,965,169	408,076
Transfer agent fees	92,663	128,994	25,658	527,244	9,644
Fund accounting fees	48,957	45,777	17,018	144,248	22,106
Administration fees	35,814	57,240	5,020	206,022	10,621
Professional fees	17,290	23,992	7,297	111,448	14,367
Trustee fees	23,220	26,397	17,981	54,351	17,400
Custody fees	26,672	214,935	3,805	515,637	21,175
Reports to shareholders	22,809	36,080	5,472	67,061	11,312
Registration expense	18,575	19,718	10,644	43,494	11,314
Miscellaneous	6,413	15,173	1,235	33,707	—
Insurance expense	7,716	12,018	762	47,469	746
Dividend & interest expense	32,368	7,912	391	543,597	—
Chief Compliance Officer fees	7,730	7,730	7,730	7,730	7,730
Distribution fees for investor class (see Note 4)	34 [1]	1,568 [1]	—	214,177	1,341

Total expenses	1,929,122	2,801,183	273,547	15,481,354	535,832
Less: fees waived (see Note 3)	(150,434)	(492,051)	(62,314)	(835,659)	(113,528)

Net expenses	1,778,688	2,309,132	211,233	14,645,695	422,304

Net investment income (loss)	368,232	4,370,405	(24,058)	23,242,537	1,612,557

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	17,015,653	(14,452,107)	(507,904)	12,725,639	133,054
Purchased options	—	—	—	(1,395,274)	(18,614)
Short sales	—	—	—	(1,711,938)	—
Written options	—	—	—	(211,430)	891,541
Forward foreign currency exchange contracts	—	221,611	—	729,659	14,072
Foreign currency transactions	(799)	(49,896)	125	(228,990)	27
Futures	—	—	—	(7,310,118)	—
Swap contracts	—	—	—	1,579,095	(31,362)

Net realized gain (loss)	17,014,854	(14,280,392)	(507,779)	4,176,643	988,718

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	31,894,606	75,341,019	6,144,612	104,722,590	2,241,456
Purchased options	—	—	—	(330,216)	4,284
Short sales	—	—	—	(13,378,933)	—
Written options	—	—	—	(58,864)	(46,131)
Forward foreign currency exchange contracts	—	27,117	—	(351,048)	8,612
Foreign currency transactions	(1,844)	5,446	—	88,606	(164)
Futures	—	—	—	19,491	(1,617)
Swap contracts	—	—	—	(12,452,766)	(142,429)

Net change in unrealized appreciation/depreciation	31,892,762	75,373,582	6,144,612	78,258,860	2,064,011

Net realized and unrealized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	48,907,616	61,093,190	5,636,833	82,435,503	3,052,729

Net increase in net assets resulting from operations	$49,275,848	$65,463,595	$5,612,775	$105,678,040	$4,665,286

*	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.
[1]	Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2019 – (Unaudited)

	Equity Fund		International Fund
	Six Months Ended June 30, 2019#	Year Ended December 31, 2018	Six Months Ended June 30, 2019#	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$368,232	$(257,222)	$4,370,405	$10,307,725
Net realized gain (loss) on investments and foreign currency transactions	17,014,854	27,247,015	(14,280,392)	38,054,795
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	31,892,762	(57,149,169)	75,373,582	(162,271,396)

Net increase (decrease) in net assets resulting from operations	49,275,848	(30,159,376)	65,463,595	(113,908,876)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(35,131,522)	—	(2,827,349)
Investor Class	— [1]	(5,434)	— [1]	(6,557)

Total distributions	—	(35,136,956)	—	(2,833,906)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	3,647,905	13,318,553	12,022,094	31,521,746
Institutional Class - converted from Investor Class[1]	42,826	—	2,006,996	—
Investor Class	3,119 [1]	99,049	25,813 [1]	216,614
Reinvested distributions
Institutional Class	—	33,944,218	—	1,980,849
Investor Class	— [1]	4,909	— [1]	6,507
Payment for shares redeemed
Institutional Class	(16,462,060)	(61,605,289)	(59,885,034)	(229,785,856)
Investor Class	(7,274)[1]	(119,421)	(147,075)[1]	(1,279,003)
Investor Class - converted to Institutional Class[1]	(42,826)	—	(2,006,996)	—

Net decrease in net assets from capital share transactions	(12,818,310)	(14,357,981)	(47,984,202)	(197,339,143)

Total increase (decrease) in net assets	36,457,538	(79,654,313)	17,479,393	(314,081,925)
NET ASSETS:
Beginning of period	259,881,979	339,536,292	370,358,013	684,439,938

End of period	$296,339,517	$259,881,979	$387,837,406	$370,358,013

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	221,650	745,870	758,548	1,853,156
Sold - shares converted from Investor Class[1]	2,358	—	118,128	—
Reinvested distributions	—	2,273,558	—	138,521
Redeemed	(960,134)	(3,492,112)	(3,752,512)	(13,964,484)

Net decrease from capital share transactions	(736,126)	(472,684)	(2,875,836)	(11,972,807)

Investor Class:[1]
Sold	194	5,093	1,540	12,247
Reinvested distributions	—	336	—	452
Redeemed	(449)	(6,074)	(9,216)	(72,489)
Redeemed - shares converted to Institutional Class[1]	(2,410)	—	(117,437)	—

Net decrease from capital share transactions	(2,665)	(645)	(125,113)	(59,790)

#	Unaudited.
[1]	Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	109

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2019 – (Unaudited) (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Six Months Ended June 30, 2019#	Year Ended December 31, 2018	Six Months Ended June 30, 2019#	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(24,058)	$33,069	$23,242,537	$45,435,340
Net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	(507,779)	3,155,131	4,176,643	(5,070,693)
Net change in unrealized appreciation/depreciation on investments, short sales, written options, foreign currency transactions, futures and swap contracts	6,144,612	(6,166,433)	78,258,860	(82,128,659)

Net increase (decrease) in net assets resulting from operations	5,612,775	(2,978,233)	105,678,040	(41,764,012)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	—	(21,657,504)	(56,496,274)
Investor Class	—	—	(1,988,261)	(5,581,204)

Total distributions	—	—	(23,645,765)	(62,077,478)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	157,787	812,991	214,969,929	445,507,384
Investor Class	—	—	33,504,143	58,929,112
Reinvested distributions
Institutional Class	—	—	20,816,432	53,896,205
Investor Class	—	—	1,980,979	5,561,401
Payment for shares redeemed
Institutional Class	(1,550,507)	(4,671,132)	(252,989,255)	(570,047,822)
Investor Class	—	—	(44,058,022)	(85,066,732)

Net decrease in net assets from capital share transactions	(1,392,720)	(3,858,141)	(25,775,794)	(91,220,452)

Total increase (decrease) in net assets	4,220,055	(6,836,374)	56,256,481	(195,061,942)
NET ASSETS:
Beginning of period	26,558,652	33,395,026	1,839,001,310	2,034,063,252

End of period	$30,778,707	$26,558,652	$1,895,257,791	$1,839,001,310

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	6,405	34,433	18,720,210	38,475,977
Reinvested distributions	—	—	1,805,316	4,748,034
Redeemed	(62,567)	(191,238)	(22,089,960)	(49,558,514)

Net decrease from capital share transactions	(56,162)	(156,805)	(1,564,434)	(6,334,503)

Investor Class:
Sold	—	—	2,913,041	5,073,432
Reinvested distributions	—	—	171,659	489,425
Redeemed	—	—	(3,843,567)	(7,374,590)

Net increase (decrease) from capital share transactions	—	—	(758,867)	(1,811,733)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2019 – (Unaudited) (Continued)

	High Income Alternatives Fund[1]
	Six Months Ended June 30, 2019#	Period Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,612,557	$524,070
Net realized gain (loss) on investments, written options, foreign currency transactions, futures and swap contracts	988,718	(1,356,915)
Net change in unrealized appreciation/depreciation on investments, written options, foreign currency transactions, futures and swap contracts	2,064,011	(1,452,803)

Net increase (decrease) in net assets resulting from operations	4,665,286	(2,285,648)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,450,264)	(471,902)
Investor Class	(19,094)	(2,628)

Total distributions	(1,469,358)	(474,530)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	12,050,939	81,222,216
Investor Class	1,023,443	545,141
Reinvested distributions
Institutional Class	1,450,264	471,902
Investor Class	19,094	2,628
Payment for shares redeemed
Institutional Class	(4,599,874)	(1,716,422)
Investor Class	(124,687)	(855)

Net increase in net assets from capital share transactions	9,819,179	80,524,610

Total increase in net assets	13,015,107	77,764,432
NET ASSETS:
Beginning of period	77,764,432	—

End of period	$90,779,539	$77,764,432

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	1,215,298	8,148,484
Reinvested distributions	145,642	48,358
Redeemed	(461,920)	(175,066)

Net increase from capital share transactions	899,020	8,021,776

Investor Class:
Sold	102,896	55,097
Reinvested distributions	1,916	270
Redeemed	(12,492)	(88)

Net increase from capital share transactions	92,320	55,279

#	Unaudited.
[1]	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	111

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2019#		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.02		$19.10	$17.02	$16.08	$18.01	$17.98

Income from investment operations:
Net investment income (loss)	0.02	[1,2]	(0.01)[1]	(0.01)[1]	0.13 [1]	0.07 [1]	(0.01)[1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.85		(1.90)	3.61	1.81	(0.41)	2.02

Total income (loss) from investment operations	2.87		(1.91)	3.60	1.94	(0.34)	2.01

Less distributions:
From net investment income	—		—	—	(0.14)	(0.06)	—
From net realized gains	—		(2.17)	(1.52)	(0.86)	(1.53)	(1.98)

Total distributions	—		(2.17)	(1.52)	(1.00)	(1.59)	(1.98)

Redemption fee proceeds	—		—	—	—	—	— ^

Net asset value, end of period	$17.89		$15.02	$19.10	$17.02	$16.08	$18.01

Total return	19.11	%+	(9.91)%	21.15%	11.98%	(1.87)%	11.07%

Ratios/supplemental data:
Net assets, end of period (millions)	$296.3		$259.8	$339.5	$313.5	$321.2	$419.6

Ratios of total expenses to average net assets:
Before fees waived	1.34	%*,4	1.29%[3]	1.27%[3]	1.27%[3]	1.28%[3]	1.27%

After fees waived	1.23	%*,4,5	1.17%[3,5]	1.15%[3,5]	1.17%[3,5]	1.18%[3,5]	1.17%[5]

Ratio of net investment income (loss) to average net assets	0.25	%*,2,4	(0.08)%[3]	(0.07)%[3]	0.78%[3]	0.37%[3]	(0.03)%

Portfolio turnover rate	12.87	%+,6	41.68%[6]	33.49%[6]	26.98%[6]	33.94%[6]	52.70%[6]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.04% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.02% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

112	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2019#		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.94		$17.73	$14.77	$16.13	$17.36	$18.06

Income from investment operations:
Net investment income	0.17	[1,4]	0.30 [1,3]	0.20 [1,2]	0.23 [1]	0.22 [1]	0.17 [1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.35		(3.99)	3.28	(0.98)	(1.18)	(0.66)

Total income (loss) from investment operations	2.52		(3.69)	3.48	(0.75)	(0.96)	(0.49)

Less distributions:
From net investment income	—		(0.10)	(0.52)	(0.61)	(0.27)	(0.21)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.10)	(0.52)	(0.61)	(0.27)	(0.21)

Redemption fee proceeds	—		—	—	—	— ^	— ^

Net asset value, end of period	$16.46		$13.94	$17.73	$14.77	$16.13	$17.36

Total return	18.08	%+	(20.80)%	23.61%	(4.61)%	(5.52)%	(2.72)%

Ratios/supplemental data:
Net assets, end of period (millions)	$387.8		$368.6	$681.1	$621.3	$1,021.1	$1,175.7

Ratios of total expenses to average net assets:
Before fees waived	1.40	%*,5	1.33%[6]	1.26%[5]	1.28%[6]	1.24%[5]	1.24%

After fees waived	1.15	%*,5,7	1.09%[6,7]	0.98%[5,7]	1.00%[6,7]	0.99%[5,7]	1.03%[7]

Ratio of net investment income to average net assets	2.19	%*,4,5	1.74%[3,6]	1.18%[2,5]	1.51%[6]	1.22%[5]	0.94%

Portfolio turnover rate	19.88	%+,8	35.15%[8]	41.90%[8]	43.84%[8]	51.68%[8]	70.08%[8]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.02 per share and 0.28% of average daily net assets.
[5]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[6]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	113

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2019#		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.21		$23.70	$20.71	$17.43	$20.09	$20.94

Income from investment operations:
Net investment income (loss)	(0.02)[1]		0.02 [1]	(0.07)[1]	(0.01)[1]	(0.15)[1]	(0.13)[1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	4.54		(2.51)	3.06	3.29	(2.51)	(0.72)

Total income (loss) from investment operations	4.52		(2.49)	2.99	3.28	(2.66)	(0.85)

Less distributions:
From net investment income	—		—	—	—	—	—
From net realized gains	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Redemption fee proceeds	—		—	—	—	—	—

Net asset value, end of period	$25.73		$21.21	$23.70	$20.71	$17.43	$20.09

Total return	21.31	%+	(10.51)%	14.44%	18.82%	(13.24)%	(4.06)%

Ratios/supplemental data:
Net assets, end of period (millions)	$30.8		$26.6	$33.4	$37.2	$41.0	$73.2

Ratios of total expenses to average net assets:
Before fees waived	1.83	%*,2	1.80%[2]	1.74%[2]	1.66%[2]	1.69%[2]	1.54%

After fees waived	1.41	%*,2,3	1.38%[2,3]	1.32%[2,3]	1.24%[2,3]	1.59%[2,3]	1.44%[3]

Ratio of net investment income (loss) to average net assets	(0.16	)%*,2	0.10%[2]	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]	(0.62)%

Portfolio turnover rate	28.36	%+	75.00%	107.51%	51.32%	60.73%	104.22%

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

114	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2019#		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.08		$11.69	$11.45	$10.99	$11.44	$11.42

Income from investment operations:
Net investment income	0.14	[1,2]	0.26 [1]	0.26 [1]	0.31 [1]	0.30 [1]	0.27 [1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.52		(0.51)	0.25	0.44	(0.40)	0.14

Total income (loss) from investment operations	0.66		(0.25)	0.51	0.75	(0.10)	0.41

Less distributions:
From net investment income	(0.15)		(0.36)	(0.27)	(0.29)	(0.32)	(0.31)

From net realized gains	—		—	—	—	(0.03)	(0.08)

Total distributions	(0.15)		(0.36)	(0.27)	(0.29)	(0.35)	(0.39)

Redemption fee proceeds	—		—	—	—	—	— ^

Net asset value, end of period	$11.59		$11.08	$11.69	$11.45	$10.99	$11.44

Total return	5.85	%+	(2.08)%	4.51%	6.87%	(0.77)%	3.58%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,720.8		$1,663.7	$1,828.1	$1,368.9	$1,176.9	$855.2

Ratios of total expenses to average net assets:
Before fees waived	1.65	%*,8	1.63%[7]	1.75%[6]	1.83%[5]	1.94%[4]	1.87%[3]

After fees waived	1.56	%*,8,9	1.53%[7,9]	1.66%[6,9]	1.75%[5,9]	1.85%[4,9]	1.74%[3,9]

Ratio of net investment income to average net assets	2.53	%*,2,8	2.26%[7]	2.25%[6]	2.78%[5]	2.62%[4]	2.32%[3]

Portfolio turnover rate	109.57	%+,10	197.04%[10]	169.34%[10]	142.24%[10]	145.97%[10]	156.88%[10]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.03% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes Interest & Dividend expense of 0.07% of average net assets.
[8]	Includes Interest & Dividend expense of 0.06% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	115

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2019#		Year Ended December 31,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.10		$11.70	$11.46	$11.00	$11.45	$11.43

Income from investment operations:
Net investment income	0.13	[1,2]	0.23 [1]	0.23 [1]	0.28 [1]	0.28 [1]	0.24 [1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.50		(0.50)	0.25	0.44	(0.40)	0.14

Total income (loss) from investment operations	0.63		(0.27)	0.48	0.72	(0.12)	0.38

Less distributions:
From net investment income	(0.13)		(0.33)	(0.24)	(0.26)	(0.30)	(0.28)

From net realized gains	—		—	—	—	(0.03)	(0.08)

Total distributions	(0.13)		(0.33)	(0.24)	(0.26)	(0.33)	(0.36)

Redemption fee proceeds	—		—	—	—	—	— ^

Net asset value, end of period	$11.60		$11.10	$11.70	$11.46	$11.00	$11.45

Total return	5.71	%+	(2.32)%	4.14%	6.67%	(0.95)%	3.33%

Ratios/supplemental data:
Net assets, end of period (millions)	$174.4		$175.3	$206.0	$179.8	$190.6	$166.7

Ratios of total expenses to average net assets:
Before fees waived	1.90	%*,8	1.88%[7]	2.00%[6]	2.08%[5]	2.18%[4]	2.12%[3]

After fees waived	1.81	%*,8,9	1.78%[7,9]	1.90%[6,9]	2.00%[5,9]	2.03%[4,9]	1.99%[3,9]

Ratio of net investment income to average net assets	2.28	%*,2,8	2.01%[7]	2.01%[6]	2.54%[5]	2.44%[4]	2.07%[3]

Portfolio turnover rate	109.57	%+,10	197.04%[10]	169.34%[10]	142.24%[10]	145.97%[10]	156.88%[10]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.03% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes Interest & Dividend expense of 0.07% of average net assets.
[8]	Includes Interest & Dividend expense of 0.06% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

116	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2019#		Period Ended December 31, 2018**
Net asset value, beginning of period	$9.63		$10.00

Income from investment operations:
Net investment income	0.18	[1]	0.07	[1]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	0.37		(0.38)

Total income (loss) from investment operations	0.55		(0.31)

Less distributions:
From net investment income	(0.17)		(0.06)

From net realized gains	—		—

Total distributions	(0.17)		(0.06)

Redemption fee proceeds	—		—

Net asset value, end of period	$10.01		$9.63

Total return	5.70	%+	(3.08	)%+

Ratios/supplemental data:
Net assets, end of period (millions)	$89.3		$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.24	%*	1.34	%*

After fees waived	0.98	%*,2	0.98	%*,2

Ratio of net investment income to average net assets	3.75	%*	2.89	%*

Portfolio turnover rate	57.18	%+,3	125.92	%+,3

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	117

Litman Gregory Masters High Income Alternatives Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended		Period Ended December 31,
	June 30, 2019#		2018**
Net asset value, beginning of period	$9.63		$10.00

Income from investment operations:
Net investment income	0.18	[1]	0.08	[1]

Net realized gain (loss) and net change in unrealzied appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	0.36		(0.39)

Total income (loss) from investment operations	0.54		(0.31)

Less distributions:
From net investment income	(0.16)		(0.06)

From net realized gains	—		—

Total distributions	(0.16)		(0.06)

Redemption fee proceeds	—		—

Net asset value, end of period	$10.01		$9.63

Total return	5.59	%+	(3.09	)%+

Ratios/supplemental data:
Net assets, end of period (millions)	$1.5		$0.5

Ratios of total expenses to average net assets:
Before fees waived	1.53	%*	1.62	%*

After fees waived	1.23	%*,2	1.23	%*,2

Ratio of net investment income to average net assets	3.70	%*	3.25	%*

Portfolio turnover rate	57.18	%+,3	125.92	%+,3

#	Unaudited.
+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

118	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited)

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of five separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Alternative Strategies Fund, and Litman Gregory Masters High Income Alternatives Fund (commenced operations on September 28, 2018) (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Equity Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of four highly regarded portfolio managers. The High Income Alternatives Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B

Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value

Notes to Financial Statements	119

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of

120	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At June 30, 2019, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

F

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

H

Futures Contracts. The Alternative Strategies Fund and the High Income Alternatives Fund invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

I

Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

J

Credit Default Swaps. During the period ended June 30, 2019, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are

Notes to Financial Statements	121

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

K

Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

L

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price

122	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of December 31, 2018, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the period ended June 30, 2019, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Notes to Financial Statements	123

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended June 30, 2019, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

O

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

P

Restricted Cash. At June 30, 2019, the Alternative Strategies Fund and the High Income Alternatives Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s and the High Income Alternatives Fund’s Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Q

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2019, there were no restricted securities held in the Funds.

R

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

S

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course

124	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2020, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.00% of the average daily net assets of the Equity Fund, 0.86% of the average daily net assets of the International Fund, 0.72% of the average daily net assets of the Smaller Companies Fund, 1.31% of the average daily net assets of the Alternative Strategies Fund, and 0.72% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2019, the amount waived, contractual and voluntary, was $150,434, $492,051, $62,314, $835,659, and $113,528 for Equity Fund, International Fund, Smaller Companies Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2020, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.98% and 1.23% of the average daily net assets, respectively. During the six months ended June 30, 2019, the amount waived contractually pursuant to an Expense Limitation Agreement was $16,209 for the High Income Alternatives Fund. The Advisor may be reimbursed by the Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $38,650 for the six months ended June 30, 2019 for the services of the CCO.

Wells Capital Management, Inc. used their respective affiliated entity for purchases of the Equity Fund and Smaller Companies Fund’s portfolio securities for the six months ended June 30, 2019.

During the six months ended June 30, 2019, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $50,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Notes to Financial Statements	125

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Alternative Strategies Fund and High Income Alternatives Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. Investor Class shares of the Equity Fund and International Fund were converted into Institutional Class shares at the close of business on April 29, 2019. For the six months ended June 30, 2019, the Equity, International, Alternative Strategies, and High Income Alternatives Funds’ Investor Classes incurred $34, $1,568, $214,177, and $1,341, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2019, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$35,212,098	$63,819,529
International Fund	77,134,835	116,048,630
Smaller Companies Fund	7,474,440	9,441,656
Alternative Strategies Fund	1,460,566,550	1,457,540,292
High Income Alternatives Fund	50,239,651	34,391,288

During the period ended June 30, 2019, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by DCI, LLC, on behalf of the Alternative Strategies Fund. The total of such purchases transactions were $6,009,935 and sales transactions were $6,542,980.

During the period ended June 30, 2019, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such purchases transactions were $142,500 and sales transactions were $9,775.

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).
Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their

126	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Shares of the unregistered Underlying Funds are valued at their closing net asset value (“NAV”) as reported on each business day, as a practical expedient for fair value. Each of the unregistered Underlying Funds is daily valued and offer daily liquidity and hold no unfunded commitments. The shares of the open-end registered Underlying Funds are valued at NAV each business day. If the Underlying Funds’ designated representative to the Trustee determines, based on its own due diligence and investment monitoring procedures, that the reported NAV per share does not represent fair value, Underlying Funds’ designated representative to the Trustee shall estimate the fair value of the Underlying Funds in good faith and in a manner that it reasonably chooses.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2019. These assets and liabilities are measured on a recurring basis.

Equity Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$278,007,943	$—	$—	$278,007,943

Total Equity	278,007,943	—	—	278,007,943

Short-Term Investments
Repurchase Agreements	—	18,714,000	—	18,714,000

Total Investments in Securities	$278,007,943	$18,714,000	$—	$296,721,943

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Notes to Financial Statements	127

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

International Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity
Common Stocks
Australia	$—	$4,443,777	$—		$4,443,777
Austria	—	4,249,378	—		4,249,378
Belgium	—	6,550,369	—		6,550,369
Bermuda	22,575,924	—	—		22,575,924
Canada	12,342,542	—	—		12,342,542
China	8,319,058	—	—		8,319,058
Denmark	—	9,152,160	—		9,152,160
Finland	—	8,585,686	—		8,585,686
France	—	46,514,891	—		46,514,891
Germany	—	19,523,393	—		19,523,393
Hong Kong	—	26,491,310	—		26,491,310
Ireland	3,348,108	—	—		3,348,108
Israel	—	10,207,421	—		10,207,421
Japan	—	47,257,743	—		47,257,743
Mexico	2,302,820	—	—		2,302,820
Monaco	3,311,830	—	—		3,311,830
Netherlands	—	55,309,833	—		55,309,833
Norway	—	2,085,722	—		2,085,722
Russia	—	5,324,629	—		5,324,629
South Africa	—	4,300,665	—		4,300,665
South Korea	—	9,568,652	—		9,568,652
Spain	—	—	3,755,706	**	3,755,706
Sweden	—	3,607,272	—		3,607,272
Switzerland	—	20,288,476	—		20,288,476
United Kingdom	—	40,467,634	—		40,467,634
United States	2,812,942	—	—		2,812,942

Total Equity	55,013,224	323,929,011	3,755,706	**	382,697,941
Short-Term Investments
Repurchase Agreements	—	9,344,000	—		9,344,000

Total Short-Term Investments	—	9,344,000	—		9,344,000

Total Investments in Securities	$55,013,224	$333,273,011	$3,755,706	**	$392,041,941

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$115,385	$—	$—		$115,385

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund.

Smaller Companies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$27,735,907	$—	$—	$27,735,907

Total Equity	27,735,907	—	—	27,735,907

Short-Term Investments
Repurchase Agreements	—	3,233,000	—	3,233,000

Total Investments in Securities	$27,735,907	$3,233,000	$—	$30,968,907

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$622,638,326	$—	$652,852	**	$623,291,178
Closed-End Fund	7,935,234	—	—		7,935,234
Exchange-Traded Funds	3,175,665	—	—		3,175,665
Limited Partnerships	—	—	1,279,569	**	1,279,569
Preferred Stocks	1,402,765	—	1,468,800	**	2,871,565

Total Equity	635,151,990	—	3,401,221	**	638,553,211

Rights/Warrants	189	26,207	—		26,396
Fixed Income
Asset-Backed Securities	—	183,174,711	770,848	**	183,945,559
Bank Loans	—	50,883,016	4,068,393	**	54,951,409
Convertible Bonds	—	14,097,881	—		14,097,881
Corporate Bonds	—	509,372,500	397,364	**	509,769,864
Government Securities & Agency Issue	—	46,351,836	—		46,351,836
Mortgage-Backed Securities	—	388,308,001	3	(1)	388,308,004
Municipal Bonds	—	12,484,154	—		12,484,154

Total Fixed Income	—	1,204,672,099	5,236,608	**	1,209,908,707

Short-Term Investments
Treasury Bills	—	23,019,368	—		23,019,368
Repurchase Agreements	—	65,094,000	—		65,094,000

Total Short-Term Investments	—	88,113,368	—		88,113,368

Purchased Options	1,727,936	—	—		1,727,936

Investments Valued at NAV(2)	—	—	—		1,805,371

Total Investments in Securities	$636,880,115	$1,292,811,674	$8,637,829	**	$1,940,134,989

Short Sales
Common Stocks	(153,928,515)	(351,465)	—		(154,279,980)
Closed-End Fund	(1,361,178)	—	—		(1,361,178)
Exchange-Traded Funds	(20,545,868)	—	—		(20,545,868)
Corporate Bonds	—	(955,275)	—		(955,275)

Total Short Sales	(175,835,561)	(1,306,740)	—		(177,142,301)

Total Investments in Securities in Liabilities	$(175,835,561)	$(1,306,740)	$—		$(177,142,301)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(456,790)	$—	$—		$(456,790)
Futures	(1,936,685)	—	—		(1,936,685)
Swaps - Credit Default	—	764,652	—		764,652
Swaps - Total Return	—	(1,363,950)	—		(1,363,950)
Written Options	(317,171)	—	—		(317,171)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

(2)	As of June 30, 2019, certain of the Portfolio’s investments were valued using net asset value per unit as practical expedient (“NAV”) and have been excluded from the fair value hierarchy.

Notes to Financial Statements	129

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

High Income Alternatives Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$10,909,528	$—	$—	$10,909,528
Preferred Stocks	1,495,736	—	—	1,495,736

Total Equity	12,405,264	—	—	12,405,264

Fixed Income
Asset-Backed Securities	—	15,862,377	—	15,862,377
Bank Loans	—	14,073,534	—	14,073,534
Corporate Bonds	—	10,849,915	—	10,849,915
Government Securities & Agency Issue	—	19,294,894	—	19,294,894
Mortgage-Backed Securities	—	5,023,292	—	5,023,292
Municipal Bonds	—	30,022	—	30,022

Total Fixed Income	—	65,134,034	—	65,134,034

Short-Term Investments
Commercial Paper	—	8,238,549	—	8,238,549
Money Market Funds	543,679	—	—	543,679
Repurchase Agreements	—	5,321,000	—	5,321,000
Treasury Bills	—	1,023,093	—	1,023,093

Total Short-Term Investments	543,679	14,582,642	—	15,126,321

Purchased Options	2,683	58,817	—	61,500

Total Investments in Securities	$12,951,626	$79,775,493	$—	$92,727,119

Other Financial Instruments*
Futures	$(1,617)	$—	$—	$(1,617)
Swaps - Interest Rate	—	(104,515)	—	(104,515)
Swaps - Credit Default	—	(66,324)	—	(66,324)
Written Options	(81,516)	—	—	(81,516)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Note 7 – Other Derivative Information

At June 30, 2019, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
	Derivative Assets		Derivative Liabilities
Risk	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Unrealized gain on forward foreign currency exchange contracts	$189,031	Unrealized loss on forward foreign currency exchange contracts	$(73,646)

130	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$208,582	Unrealized loss on forward foreign currency exchange contracts	$(665,372)
Interest rate		Unrealized gain on futures contracts*	504,866	Unrealized loss on futures contracts*	(2,353,115)
Credit		Unrealized gain on swap contracts**	10,932,840	Unrealized loss on swap contracts**	(10,168,188)
Equity		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	(1,363,950)
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(88,436)
		Investments in securities(1)	1,727,936	Written options	(317,171)

	Total		$13,374,224		$(14,956,232)

* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)  The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest rate		Unrealized gain on swap contracts	$—	Unrealized loss on swap contracts**	$(104,515)
		Unrealized gain on futures contracts*	8,898	Unrealized loss on futures contracts*	(10,515)
		Investments in securities(1)	58,817	Written options	—
Credit		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(66,324)
Equity		Investments in securities(1)	2,683	Written options	(81,516)

	Total		$70,398		$(262,870)

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(1)  The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

For the six months ended June 30, 2019, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund
Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$221,611	$27,117	$15,111,470	(a)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2019.

Notes to Financial Statements	131

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$729,659	$(351,048)	$95,325,780	(a)
		Purchased option contracts	(114,621)	91,657	—	(b)
Interest rate		Swap contracts	(897,522)	634,633	—	(b)(c)
		Future contracts	(5,650,654)	311,499	410,217,229	(b)
Credit		Swap contracts	3,217,725	(11,723,449)	1,790,001,293	(b)(c)
Equity		Swap contracts	(741,108)	(1,363,950)	56,676,241	(b)(c)
		Future contracts	(1,659,464)	(292,008)	14,060,292	(b)
		Purchased option contracts	(1,280,653)	(421,873)	11,983	(d)
		Written option contracts	(211,430)	(58,864)	3,640	(d)

	Total		$(6,608,068)	$(13,173,403)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2019.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2019.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2019.

High Income Alternatives Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$14,072	$8,612	$935,462	(a)
Interest rate		Swap contracts	(6,900)	(54,226)	2,950,000	(b)(c)
		Future contracts	—	(1,617)	343,840	(b)
		Purchased option contracts	—	11,265	9,700,000	(b)
Credit		Swap contracts	(24,462)	(88,203)	5,385,000	(b)(c)
Equity		Purchased option contracts	(18,614)	(6,981)	2	(d)
		Written option contracts	891,541	(46,131)	72	(d)

	Total		$855,637	$(177,281)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2019.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2019.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2019.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At June 30, 2019, Equity Fund, International Fund, Smaller Companies Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $18,714,000, $9,344,000, $3,233,000, $65,094,000, and $5,321,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

132	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2019:

International Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$189,031	$189,031	$—	$—	$(73,646)	$—	$(73,646)	$115,385	$—	$115,385

Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$—	$—	$—	$49,272	$49,272	$—	$(40,119)	$(45,650)	$—	$(85,769)	$(36,497)	$—	$(36,497)
Barclays Bank Plc	—	—	—	74,895	74,895	—	—	(8,445)	—	(8,445)	66,450	—	66,450
Citibank N.A.	—	—	—	1,269	1,269	—	—	(86,597)	—	(86,597)	(85,328)	80,000	(5,328)
Citigroup Global Markets, Inc.	—	502,988	—	—	502,988	(2,354,124)	—	—	—	(2,354,124)	(1,851,136)	—	(1,851,136)
Credit Suisse International	—	—	—	21,741	21,741	—	—	(122,705)	—	(122,705)	(100,964)	100,964	—
Deutsche Bank AG	—	—	—	36,421	36,421	—	—	(9,438)	—	(9,438)	26,983	—	26,983
Goldman Sachs & Co.	1,727,936	—	—	3,312	1,731,248	—	—	(156,156)	(126,841)	(282,997)	1,448,251	—	1,448,251
JPMorgan Chase Bank N.A.	—	2,887	890,444	—	893,331	(88,436)	(1,671,103)	(3)	—	(1,759,542)	(866,211)	—	(866,211)
Morgan Stanley & Co.	—	—	—	10,695	10,695	—	(41,156)	(193,824)	(190,330)	(425,310)	(414,615)	414,615	—
UBS AG	—	—	—	10,977	10,977	—	—	(42,554)	—	(42,554)	(31,577)	—	(31,577)

Total	$1,727,936	$505,875	$890,444	$208,582	$3,332,837	$(2,442,560)	$(1,752,378)	$(665,372)	$(317,171)	$(5,177,481)	$(1,844,644)	$595,579	$(1,249,065)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Notes to Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$27,687	$—	$—	$—	$27,687	$(10,515)	$—	$—	$(460)	$(10,975)	$16,712	$—	$16,712
Goldman Sachs & Co.	—	8,898	—	—	8,898	—	—	—	—	—	8,898	—	8,898
Goldman Sachs International	17,270	—	—	—	17,270	—	(11,377)	—	—	(11,377)	5,893	—	5,893
Morgan Stanley & Co.	16,543	—	—	—	16,543	—	(5,356)	—	—	(5,356)	11,187	—	11,187
UBS Securities LLC	—	—	—	—	—	—	—	—	(81,056)	(81,056)	(81,056)	—	(81,056)

Total	$61,500	$8,898	$—	$—	$70,398	$(10,515)	$(16,733)	$—	$(81,516)	$(108,764)	$(38,366)	$—	$(38,366)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Notes to Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

Notes to Financial Statements	133

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

At June 30, 2019, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
GACP II, LLC	$805,945

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Tax cost of Investments and derivatives	$219,725,074	$422,555,758	$31,503,883	$1,767,886,902	$77,450,968
Gross Tax Unrealized Appreciation	70,393,571	27,012,805	1,286,960	113,203,459	495,477
Gross Tax Unrealized Depreciation	(15,361,655)	(80,052,028)	(6,177,428)	(134,596,913)	(2,033,933)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	55,031,916	(53,039,223)	(4,890,468)	(21,393,454)	(1,538,456)
Net Tax unrealized appreciation (depreciation) on foreign currency	(4,191)	(11,137)	—	(72,014)	—

Net Tax unrealized appreciation (depreciation)	55,027,725	(53,050,360)	(4,890,468)	(21,465,468)	(1,538,456)

Undistributed Ordinary Income	—	11,602,674	2,413,921	10,116,818	—

Undistributed Long-Term Capital Gains	3,725,220	—	627,655	—	—

Capital Loss Carry Forward	—	(43,126,676)	—	(25,839,817)	(1,213,564)

Current Year Ordinary Late Year Losses	—	—	—	—	—

Post-October Capital Losses	—	—	—	—	—

Other Accumulated Gains/(Losses)	—	(23)	—	(223,876)	163

Total accumulated gain/(loss)	$58,752,945	$(84,574,385)	$(1,848,892)	$(37,412,343)	$(2,751,857)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, options contracts, swap contracts, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, and constructive sales.

For the year or period ended December 31, 2018, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized
International Fund	$35,197,017

As of December 31, 2018, the capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Capital Loss Carryforwards
Perpetual Short-Term	$—	$(43,126,676)	$—	$(25,839,817)	$(665,419)
Perpetual Long-Term	—	—	—	—	(548,145)

Total	$—	$(43,126,676)	$—	$(25,839,817)	$(1,213,564)

134	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year or period ended December 31, 2018, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Equity Fund*	$(2,023,115)	$2,023,115
International Fund*	(1)	1
Smaller Companies Fund*	(79,669)	79,669
Alternative Strategies Fund*	82	(82)
High Income Alternatives Fund*	8,321	(8,321)

*

The permanent differences primarily relate to net operating losses, equalization adjustments, tax treatment of partnerships and real estate investment trusts, non-deductible expenses, and distributions in excess of current earnings.

The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2019 and the year or period ended December 31, 2018 were as follows:

	Six Months Ended June 30, 2019		2018
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$—	$—	$1,425,865	$33,711,091
International Fund	—	—	2,833,906	—
Alternative Strategies Fund	23,645,765	—	62,077,478	—
High Income Alternatives Fund	1,469,358	—	474,530	—

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund, Smaller Companies Fund and High Income Alternatives Fund (the “Four Funds”) expiring on May 1, 2020. Borrowings under this agreement bear interest at the higher of the overnight federal funds rate and daily one month LIBOR plus a spread of 1.00% per annum. There is no annual commitment fee on the uncommitted line of credit. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 23, 2020. There is no annual commitment fee but, a non-refundable up-front fee of $50,000. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate and one-month LIBOR plus a spread of 1.25% per annum.

Amounts outstanding to the Four Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the six months ended June 30, 2019, the interest expense was $67,043 for Equity Fund, $1,715 for International Fund, and $231,450 for Alternative Strategies Fund. For the six months ended June 30, 2019, there were no borrowings for the Smaller Companies Fund and High Income Alternatives Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at June 30, 2019 for the Equity Fund. The outstanding balance at June 30, 2019 for the International Fund and the Alternative Strategies Fund was $6,000,000 and $19,000,000, respectively. The average borrowing for the six months ended June 30, 2019 for the Equity Fund for the period the line was drawn was $14,956,522, at an average borrowing rate of 3.5072%. The average borrowing for the six months ended June 30, 2019 for the International Fund for the period the line was drawn was $6,000,000, at an average borrowing rate of 3.4300%. The average borrowing for the six months ended June 30, 2019 for the Alternative Strategies Fund for the period the line was drawn was $19,707,965, at an average borrowing rate of 3.7399%.

Notes to Financial Statements	135

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Credit Risk. This is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

136	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Distressed Companies Risk. A Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to

Notes to Financial Statements	137

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

•

Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in a Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in a Fund.

138	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

MLP Risk. Investing in MLP units involves some risks that differ from an investment in the equity securities of a company. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Mortgage REIT Risk. Investing in mREITs involves certain risks related to investing in real property mortgages. In addition, mREITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Internal Revenue Code of 1986 (the “Code”). No assurances can be given that a mREIT in which the High Income Alternatives Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

Notes to Financial Statements	139

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Note 12 – Change in Accounting Principle

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal year ended December 31, 2018. The cost basis of securities at December 31, 2018 has been adjusted to $1,846,843,939 and $77,514,748 for Alternative Strategies Fund and High Income Alternatives Fund, respectively. The cost basis of securities at December 31, 2018 before the adjustment was $1,846,937,921 and $77,516,080 for Alternative Strategies Fund and High Income Alternatives Fund, respectively. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund.

140	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds have ceased filing Form N-Q and have commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters will contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Other Information	141

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The ICE BofAML U.S. High Yield TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country

142	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Index Definitions	143

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

10.	Capex (capital expenditures) are expenditures creating future benefits.

11.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

12.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

13.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

14.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

15.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

16.	Correlation is a statistical measure of how two securities move in relation to each other.

17.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

18.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

19.	Diversification is the spreading of risk by putting assets in several categories of investments.

20.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

21.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

22.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

23.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

24.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

144	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

25.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

26.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

27.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

28.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

29.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

30.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

31.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

32.	Forex (FX) is the market in which currencies are traded.

33.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

34.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

35.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

36.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

37.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

38.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

39.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

40.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

41.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

42.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

43.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

44.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

45.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

46.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

Industry Terms and Definitions	145

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

47.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

48.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

49.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

50.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

51.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

52.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

53.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

54.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

55.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

56.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

57.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

58.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

59.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

60.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

61.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

62.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

63.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

64.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

65.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

66.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

146	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

67.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

68.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

69.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

70.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

71.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

72.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

73.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

74.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

75.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

76.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

77.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

78.	Tangible Book Value Per Share—TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

79.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

80.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

81.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

82.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

83.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

84.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	147

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Policy Committee Chair and Executive Committee member, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	5	Forward Funds (4 portfolios) Salient MS Trust (4 portfolios) Salient Midstream & MLP Fund (1 portfolio)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	5	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	5	SA Funds – Investment Trust (10 portfolios)

148	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	5	None
Stephen Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	149

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

150	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund
Institutional Class	MAHIX	53700T876	1478
Investor Class	MAHNX	53700T868	1479

Website:

www.mastersfunds.com

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6.	Investments.

(a)    The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board since the registrant last provided disclosure in response to this Item 10.

Item 11.	Controls and Procedures.

(a)    The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)    Not applicable for semi-annual reports.

(a)(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)    Not applicable to open-end investment companies.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	September 5, 2019

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date:	September 5, 2019